                                                      Registration No. 333-59517
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 20
                                   TO FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                          ----------------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-D
                              (EXACT NAME OF TRUST)


                          ----------------------------


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                               PATRICIA R. HATLER
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          ----------------------------


================================================================================

This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus.

It is proposed that this filing will become effective (check appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b) of Rule 485


[X]    on February 14, 2002 pursuant to paragraph (b) of Rule 485


[ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]    on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: Corporate Flexible Premium Variable Universal Life Insurance Policies.


Approximate date of proposed offering: Continuously on and after February 14, 2002.


[ ]    Check box if it is proposed that this filing will become effective on
       (date) at (time) pursuant to Rule 487.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2


N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
 1................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
                                                                                  The Variable Account
 2................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
 3................................................................................Custodian of Assets
 4................................................................................Distribution of The Policies
 5................................................................................The Variable Account
 6................................................................................Not Applicable
 7................................................................................Not Applicable
 8................................................................................Not Applicable
 9................................................................................Legal Proceedings
10................................................................................Information About The Policies;
                                                                                  How The Cash Value Varies;
                                                                                  Right to Exchange for a Fixed
                                                                                  Benefit Policy; Reinstatement;
                                                                                  Other Policy Provisions
11................................................................................Investments of The Variable
                                                                                  Account
12................................................................................The Variable Account
13................................................................................Policy Charges
                                                                                  Reinstatement
14................................................................................Underwriting and Issuance -
                                                                                  Premium Payments
                                                                                  Minimum Requirements for
                                                                                  Issuance of a Policy
15................................................................................Investments of the Variable
                                                                                  Account; Premium Payments
16................................................................................Underwriting and Issuance -
                                                                                  Allocation of Cash Value
17................................................................................Surrendering The Policy for Cash
18................................................................................Reinvestment
19................................................................................Not Applicable
20................................................................................Not Applicable
21................................................................................Policy Loans
22................................................................................Not Applicable
23................................................................................Not Applicable
24................................................................................Not Applicable
25................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
26................................................................................Not Applicable
27................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
28................................................................................Company Management


N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
29................................................................................Company Management
30................................................................................Not Applicable
31................................................................................Not Applicable
32................................................................................Not Applicable
33................................................................................Not Applicable
34................................................................................Not Applicable
35................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
36................................................................................Not Applicable
37................................................................................Not Applicable
38................................................................................Distribution of the Policies
39................................................................................Distribution of the Policies
40................................................................................Not Applicable
41(a).............................................................................Distribution of the Policies
42................................................................................Not Applicable
43................................................................................Not Applicable
44................................................................................How the Cash Value Varies
45................................................................................Not Applicable
46................................................................................How the Cash Value Varies
47................................................................................Not Applicable
48................................................................................Custodian of Assets
49................................................................................Not Applicable
50................................................................................Not Applicable
51................................................................................Summary of the Policies;
                                                                                  Information About The Policies
52................................................................................Substitution of Securities
53................................................................................Taxation of the Company
54................................................................................Not Applicable
55................................................................................Not Applicable
56................................................................................Not Applicable
57................................................................................Not Applicable
58................................................................................Not Applicable
59................................................................................Financial Statements

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

      Corporate Flexible Premium Variable Universal Life Insurance Policies

       Issued by Nationwide Life and Annuity Insurance Company through its
                       Nationwide VL Separate Account-D.


                The date of this prospectus is February 14, 2002.

--------------------------------------------------------------------------------

This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.

The following underlying mutual funds are available under the policies (not all underlying mutual funds are available in every state):


ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
     -    Growth & Income Portfolio


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
     -    American Century VP Balanced
     -    American Century VP Capital Appreciation
     -    American Century VP Global Growth
     -    American Century VP Growth
     -    American Century VP Income & Growth
     -    American Century VP International
     -    American Century VP Ultra
     -    American Century VP Value
     -    American Century VP Vista


AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC., A MEMBER OF THE AMERICAN CENTURYSM FAMILY OF INVESTMENTS
     -    American Century VP II Prime Money Market

DEUTSCHE VIT FUNDS (FORMERLY, BT INSURANCE FUND TRUST)
     -    EAFE(R) Equity Index FunD
     -    Equity Index Fund (formerly, Equity 500 Index Fund)
     -    Small Cap Index Fund

DREYFUS
     -    The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares
     -    Dreyfus Stock Index Fund, Inc.: Initial Shares

DREYFUS INVESTMENT PORTFOLIOS
     -    Mid Cap Stock Portfolio: Initial Shares

DREYFUS VARIABLE INVESTMENT FUND
     - Appreciation Portfolio: Initial Shares (formerly, Capital Appreciation Portfolio)
     -    Disciplined Stock Portfolio: Initial Shares
     -    International Value Portfolio: Initial Shares
     -    Limited Term High Income Portfolio: Initial Shares*
     -    Quality Bond Portfolio: Initial Shares
     -    Small Company Stock Portfolio: Initial Shares

EVERGREEN VARIABLE ANNUITY TRUST
     -    Evergreen VA Equity Index Fund
     -    Evergreen VA Foundation Fund
     -    Evergreen VA Fund
     -    Evergreen VA Global Leaders Fund
     -    Evergreen VA Growth and Income Fund
     -    Evergreen VA International Growth Fund
     -    Evergreen VA Masters Fund
     -    Evergreen VA Omega Fund (formerly, Evergreen VA Aggressive Growth
          Fund)
     - Evergreen VA Small Cap Value Fund (formerly, Evergreen VA Small Cap Equity Income Fund)
     -    Evergreen VA Special Equity Fund
     -    Evergreen VA Strategic Income Fund


FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     -    VIP Equity-Income Portfolio: Service Class
     -    VIP Growth Portfolio: Service Class
     -    VIP High Income Portfolio: Service Class
     -    VIP Overseas Portfolio: Service Class
     -    VIP Value Portfolio: Service Class

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     -    VIP II Asset Manager Portfolio: Service Class
     -    VIP II Asset Manager: Growth Portfolio: Service Class
     -    VIP II Contrafund(R)Portfolio: Service Class
     -    VIP II Index 500 Portfolio
     -    VIP II Investment Grade Bond Portfolio: Service Class

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
     -    VIP III Aggressive Growth Portfolio: Service Class
     -    VIP III Balanced Portfolio: Service Class
     -    VIP III Dynamic Capital Appreciation Portfolio: Service Class
     -    VIP III Growth & Income Portfolio: Service Class
     -    VIP III Growth Opportunities Portfolio: Service Class
     -    VIP III Mid Cap Portfolio: Service Class


GARTMORE VARIABLE INSURANCE TRUST ("GVIT") (FORMERLY, NATIONWIDE SEPARATE ACCOUNT TRUST) ("NSAT")
     - GVIT - Dreyfus GVIT Mid Cap Index Fund: Class I (formerly, NSAT - Dreyfus NSAT Mid Cap Index Fund)

     - GVIT - Federated GVIT Equity Income Fund: Class I (formerly, NSAT - Federated NSAT Equity Income Fund)
     - GVIT - Federated GVIT High Income Bond Fund: Class I (formerly, Gartmore NSAT Emerging Markets Fund)
     - GVIT - Gartmore Emerging Markets Fund: Class I (formerly, NSAT - Gartmore NSAT Emerging Markets Fund)
     - GVIT - Gartmore Global Technology and Communications Fund: Class I (formerly, Gartmore NSAT Global Technology and Communications Fund)
     - GVIT - Gartmore Government Bond Fund: Class I (formerly, (NSAT - Government Bond Fund)
     -    GVIT Growth Fund: Class I (formerly, NSAT - Capital Appreciation Fund)
     - GVIT - Gartmore International Growth Fund: Class I (formerly, Gartmore NSAT International Growth Fund)
     -    GVIT - Gartmore Money Market Fund: Class I (formerly, Money Market
          Fund)
     - GVIT - Gartmore GVIT Total Return Fund: Class I formerly, NSAT - Total Return Fund)
     - GVIT - Gartmore GVIT Worldwide Leaders Fund: Class I (formerly, NSAT - Nationwide Global 50 Fund) (subadviser: J.P. Morgan Investment Management, Inc.)
     - GVIT - J.P. Morgan GVIT Balanced Fund: Class I (formerly, J.P. Morgan NSAT Balanced Fund)
     - GVIT - MAS GVIT Multi Sector Bond Fund: Class I (formerly, MAS NSAT Multi Sector Bond Fund)
     - GVIT - Nationwide GVIT Strategic Value Fund: Class I (formerly, NSAT - Nationwide Strategic Value Fund)
     - GVIT - GVIT Small Cap Growth Fund: Class I formerly, NSAT - Nationwide Small Cap Growth Fund) (subadvisers: Miller, Anderson & Sherrerd, LLP, Neuberger Berman, LLC, and Waddell & Reed Investment Management Company)
     - GVIT - GVIT Small Cap Value Fund: Class I (formerly, NSAT - Nationwide Small Cap Value Fund) (subadviser: The Dreyfus Corporation)


     - GVIT - GVIT Small Company Fund: Class I (formerly, NSAT - Nationwide Small Company Fund)
          (subadvisers: The Dreyfus Corporation, Gartmore Global Partners, Neuberger Berman, LLC, Strong Capital Management, Inc., and Waddell & Reed Investment Company)

     - GVIT - Strong GVIT Mid Cap Growth Fund: Class I (formerly, NSAT - Strong NSAT Mid Cap Growth Fund)

GOLDMAN SACHS VARIABLE INSURANCE TRUST
     -    Goldman Sachs VIT Growth and Income Fund
     -    Goldman Sachs VIT CORE U.S. Equity Fund
     -    Goldman Sachs VIT CORE Large Cap Growth Fund
     -    Goldman Sachs VIT CORE Small Cap Equity Fund
     -    Goldman Sachs VIT Capital Growth Fund
     - Goldman Sachs VIT Mid Cap Value Fund (formerly, Goldman Sachs VIT Mid Cap Equity Fund)
     -    Goldman Sachs VIT International Equity Fund


HUNTINGTON VA FUNDS
     -    VA Dividend Capture Fund
     -    VA Growth Fund
     -    VA Income Equity Fund
     -    VA Mid Corp America Fund
     -    VA New Economy Fund


INVESCO VARIABLE INVESTMENT FUNDS, INC.
     -    INVESCO VIF Dynamics Fund


     - INVESCO VIF Equity Income Fund (formerly, INVESCO VIF Industrial Equity Income Fund)
     -    INVESCO VIF Growth Fund (formerly, INVESCO VIF Blue Chip Growth Fund
     -    INVESCO VIF Health Sciences Fund
     -    INVESCO VIF High Yield Fund
     -    INVESCO VIF Real Estate Opportunity Fund
     -    INVESCO VIF Small Company Growth Fund
     -    INVESCO VIF Technology Fund
     -    INVESCO VIF Total Return Fund
     -    INVESCO VIF Utilities Fund

JANUS ASPEN SERIES
     -    Global Technology Portfolio: Service Shares
     -    International Growth Portfolio: Service Shares


J.P. MORGAN SERIES TRUST II
     -    J.P. Morgan Bond Portfolio
     -    J.P. Morgan International Opportunities Portfolio
     -    J.P. Morgan Small Company Portfolio
     -    J.P. Morgan U.S. Disciplined Equity Portfolio


MFS VARIABLE INSURANCE TRUST
     -    MFS Investors Growth Stock Series
     -    MFS Mid Cap Growth Series
     -    MFS Utilities Series
     -    MFS Value Series

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     -    AMT Partners Portfolio


ONE GROUP(R) INVESTMENT TRUST
     - One Group Investment Trust Balanced Portfolio (formerly, Asset Allocation Fund)
     -    One Group Investment Trust Bond Portfolio
     -    One Group Investment Trust Diversified Equity Portfolio
     -    One Group Investment Trust Diversified Mid Cap Portfolio

     -    One Group Investment Trust Equity Index Portfolio
     -    One Group Investment Trust Government Bond Portfolio
     - One Group Investment Trust Large Cap Growth Portfolio (formerly, Large Company Growth Fund)
     - One Group Investment Trust Mid Cap Growth Portfolio (formerly, Growth Opportunities Fund)
     -    One Group Investment Trust Mid Cap Value Portfolio


OPPENHEIMER VARIABLE ACCOUNT FUNDS
     -    Oppenheimer Capital Appreciation Fund/VA
     -    Oppenheimer Global Securities Fund/VA
     -    Oppenheimer Main Street Growth & Income Fund/VA

PIMCO VARIABLE INSURANCE TRUST
          -    PIMCO VIT High Yield Bond Portfolio
          -    PIMCO VIT Real Return Bond Portfolio
          -    PIMCO VIT Total Return Bond Portfolio

ROYCE CAPITAL FUND
          -    Royce Micro-Cap Portfolio
          -    Royce Small-Cap Portfolio

SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
          -    Capital Fund
          -    Emerging Growth Variable Fund
          -    High Yield Bond Fund*
          -    Investors Fund
          -    Strategic Bond Fund
          -    Total Return Fund


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (FORMERLY, MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.)
          -    Active International Allocation Portfolio
          -    Emerging Markets Debt Portfolio
          -    Emerging Markets Equity Portfolio
          -    Equity Growth Portfolio
          -    Fixed Income Portfolio
          -    Global Value Equity Portfolio (formerly, Global Equity Portfolio)
          -    High Yield Portfolio*
          -    International Magnum Portfolio
          -    Mid Cap Growth Portfolio
          -    Mid Cap Value Portfolio
          -    Technology Portfolio
          -    U.S. Real Estate Portfolio
          -    Value Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST
-        Comstock Portfolio: Class II
-        Enterprise Portfolio: Class II
-        Emerging Growth Portfolio: Class II


W&R TARGET FUNDS, INC.
-        Small Cap Portfolio


THE FOLLOWING UNDERLYING MUTUAL FUND IS NOT AVAILABLE FOR POLICIES ISSUED ON OR AFTER FEBRUARY 5, 2002:

GOLDMAN SACHS VARIABLE INSURANCE TRUST
          -    Goldman Sachs VIT Global Income Fund

THE FOLLOWING UNDERLYING MUTUAL FUND IS NOT AVAILABLE FOR POLICIES ISSUED ON OR AFTER JANUARY 25, 2000:

GARTMORE VARIABLE INSURANCE TRUST ("GVIT") (FORMERLY, NATIONWIDE SEPARATE ACCOUNT TRUST) ("NSAT")
          - GVIT - Turner GVIT Growth Focus Fund: Class I (formerly, Turner NSAT - Growth Focus Fund)

THE FOLLOWING UNDERLYING MUTUAL FUND IS NOT AVAILABLE FOR POLICIES ISSUED ON OR AFTER JUNE 15, 2000:

GARTMORE VARIABLE INSURANCE TRUST ("GVIT") (FORMERLY, NATIONWIDE SEPARATE ACCOUNT TRUST) ("NSAT")
          - GVIT - Nationwide(R)Strategic Value Fund (formerly, Nationwide Strategic Value Fund) (subadviser: Strong Capital Management Inc.)

*These underlying mutual funds invest in lower quality debt securities commonly referred to as junk bonds.

In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

For general information or to obtain FREE copies of the:

          - prospectus, annual report or semi-annual report for any underlying mutual fund; and
          -    any required Nationwide forms,

call:

                  1-800-547-7548
     TDD          1-800-238-3035

or write:

     NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference to this prospectus can be found on the SEC website at:

                                   www.sec.gov

THIS POLICY:

-    IS NOT A BANK DEPOSIT
-    IS NOT FDIC INSURED
-    IS NOT INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY
-    IS NOT AVAILABLE IN EVERY STATE
-    MAY GO DOWN IN VALUE

The life insurance policies offered by this prospectus are corporate flexible premium variable universal life insurance policies. They are designed for use by corporations and employers to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VL Separate Account-D (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under guaranteed mortality and current expense charges, and an interest rate of 4%. The guideline level premium is calculated pursuant to the Internal Revenue Code.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

NATIONWIDE- Nationwide Life and Annuity Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value. On a monthly anniversary date, the net amount at risk is the death benefit minus the cash value prior to subtraction of the base policy cost of insurance charge.

NET PREMIUMS- The actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

VALUATION PERIOD- Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VL Separate Account-D, a separate account of Nationwide Life and Annuity Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS...................................

SUMMARY OF POLICY EXPENSES..................................

UNDERLYING MUTUAL FUND ANNUAL EXPENSES......................

SYNOPSIS OF THE POLICIES....................................
     Cash Surrender Value
     Premiums
     Taxation
     Nonparticipating Policies
     Riders
     Policy Cancellation

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY...............
     Custodian of Assets
     Other Contracts Issued by Nationwide

NATIONWIDE INVESTMENT SERVICES CORPORATION..................

INVESTING IN THE POLICY.....................................
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES..............................
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES..............................................
     Sales Load
     Tax Load
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH............................
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE.....................................

POLICY PROVISIONS...........................................
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY.....................................
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE.............................................

POLICY LOANS................................................
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT..................................................

POLICY OWNER SERVICES.......................................
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION...................................
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age
     Suicide
     Maturity Proceeds

RIGHT OF CONVERSION.........................................

GRACE PERIOD................................................
     Reinstatement

TAX MATTERS.................................................
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS........................................

STATE REGULATION............................................

REPORTS TO POLICY OWNERS....................................

ADVERTISING.................................................

LEGAL PROCEEDINGS...........................................

EXPERTS.....................................................

REGISTRATION STATEMENT......................................

DISTRIBUTION OF THE POLICIES................................

ADDITIONAL INFORMATION ABOUT NATIONWIDE.....................

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS..........

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER
     VALUES, AND DEATH BENEFITS

APPENDIX C: PERFORMANCE SUMMARY
     INFORMATION............................................

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are assessed for administrative, tax and sales expenses, providing life insurance protection and assuming the mortality and expense risks.

Nationwide deducts a sales load and a tax load from premium payments. The sales load is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2.0% thereafter. Currently, the sales load is 3.0% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The tax load is approximately 3.5% of premiums for all states (see "Sales Load" and "Tax Load").

The mortality and expense risk charge is guaranteed not to exceed an annualized rate of 0.75% of the daily net assets of the variable account. Currently, this annual effective rate will be 0.40% in policy years 1-4, 0.25% in policy years 5-20, and 0.10% thereafter.

Nationwide deducts the following charges monthly from the cash value of the policy:

     -    cost of insurance;
     -    cost of any additional benefits provided by riders to the policy; and
     -    administrative expense charge.

Currently, the administrative expense charge is $5 per month. The administrative expense charge is guaranteed not to exceed $10 per month.

The sum of the monthly charges (cost of insurance, cost of riders, and administrative expense charge) is referred to throughout this prospectus as the "monthly deduction."

Nationwide does not deduct a surrender charge from the policy.

For more information about any policy charge, see "Policy Charges" in this prospectus.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                          (AFTER EXPENSE REIMBURSEMENT)


                                                                            ------------------------------------------------------
                                                                             Management      Other       12b-1     Total Mutual
                                                                                Fees       Expenses      Fees      Fund Expenses
----------------------------------------------------------------------------------------------------------------------------------

Alliance Variable Product Series Fund, Inc. - Alliance VPS Growth & Income      0.63%         0.09%      0.25%         0.97%


American Century Variable Portfolios, Inc. - American Century VP Balanced       0.90%         0.00%      0.00%         0.90%

American Century Variable Portfolios, Inc. - American Century VP Capital        0.98%         0.00%      0.00%         0.98%
Appreciation

American Century Variable Portfolios, Inc. -  American Century VP Global        1.30%         0.00%      0.00%         1.30%
Growth

American Century Variable Portfolios, Inc. - American Century VP Growth         1.00%         0.00%      0.00%         1.00%

American Century Variable Portfolios, Inc. - American Century VP Income &       0.70%         0.00%      0.00%         0.70%
Growth

American Century Variable Portfolios, Inc. - American Century VP                1.23%         0.00%      0.00%         1.23%
International

American Century Variable Portfolios, Inc. - American Century VP Ultra          1.00%         0.00%      0.00%         1.00%

American Century Variable Portfolios, Inc. - American Century VP Value          1.00%         0.00%      0.00%         1.00%

American Century Variable Portfolios, Inc. - American Century VP Vista          1.00%         0.00%      0.00%         1.00%

American Century Variable Portfolios II, Inc. -  American Century VP II         0.37%         0.00%      0.00%         0.37%
Prime Money Market

Deutsche VIT Funds - EAFE(R)Equity Index Fund (formerly, BT Insurance Fund       0.45%         0.20%      0.00%         0.65%
Trust - EAFE(R) Equity Index Fund)

                                                                                0.20%         0.10%      0.00%         0.30%
DEUTSCHE VIT FUNDS - EQUITY INDEX FUND (FORMERLY, BT INSURANCE FUND TRUST
- EQUITY 500 INDEX FUND)

                                                                                0.35%         0.10%      0.00%         0.45%
DEUTSCHE VIT FUNDS - SMALL CAP INDEX FUND (FORMERLY, BT INSURANCE FUND
TRUST - SMALL CAP INDEX FUND)

The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares              0.75%         0.03%      0.00%         0.78%

Dreyfus Stock Index Fund, Inc.: Initial Shares                                  0.25%         0.01%      0.00%         0.26%

Dreyfus Investment Portfolios - Mid Cap Stock Portfolio: Initial Shares         0.75%         0.25%      0.00%         1.00%

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares       0.75%         0.03%      0.00%         0.78%
(formerly, Capital Appreciation Portfolio)

Dreyfus Variable Investment Fund - Disciplined Stock Portfolio: Initial         0.75%         0.06%      0.00%         0.81%
Shares

Dreyfus Variable Investment Fund - International Value Portfolio: Initial       1.00%         0.39%      0.00%         1.39%
Shares

Dreyfus Variable Investment Fund - Limited Term High Income Portfolio:          0.65%         0.25%      0.00%         0.90%
Initial Shares

Dreyfus Variable Investment Fund - Quality Bond Portfolio: Initial Shares       0.65%         0.07%      0.00%         0.72%

Dreyfus Variable Investment Fund - Small Company Stock Portfolio: Initial       0.75%         0.18%      0.00%         0.93%
Shares

Evergreen Variable Annuity Trust - Evergreen VA Equity Index Fund               0.09%         0.22%      0.00%         0.31%

                                                                                0.75%         0.17%      0.00%         0.92%
EVERGREEN VARIABLE ANNUITY TRUST - EVERGREEN VA FOUNDATION FUND

Evergreen Variable Annuity Trust - Evergreen VA Fund                            0.82%         0.21%      0.00%         1.03%

Evergreen Variable Annuity Trust - Evergreen VA Global Leaders Fund             0.72%         0.29%      0.00%         1.01%

Evergreen Variable Annuity Trust - Evergreen VA Growth and Income Fund          0.81%         0.20%      0.00%         1.01%

Evergreen Variable Annuity Trust - Evergreen VA International Growth Fund       0.16%         0.86%      0.00%         1.02%

Evergreen Variable Annuity Trust - Evergreen VA Masters Fund                    0.76%         0.25%      0.00%         1.01%

Evergreen Variable Annuity Trust - Evergreen VA Omega Fund (formerly,           0.52%         0.16%      0.00%         0.68%
Evergreen VA Aggressive Growth Fund)

Evergreen Variable Annuity Trust - Evergreen VA Small Cap Value Fund            0.75%         0.27%      0.00%         1.02%
(formerly, Evergreen VA Small Cap Equity Income Fund)

Evergreen Variable Annuity Trust - Evergreen VA Special Equity Fund             0.79%         0.25%      0.00%         1.04%

Evergreen Variable Annuity Trust - Evergreen VA Strategic Income Fund           0.55%         0.29%      0.00%         0.84%

Fidelity VIP Equity-Income Portfolio: Service Class(1)                          0.48%         0.08%      0.10%         0.66%

                                                                                0.57%         0.09%      0.10%         0.76%
FIDELITY VIP GROWTH PORTFOLIO: SERVICE CLASS(1)

Fidelity VIP High Income Portfolio: Service Class                               0.58%         0.10%      0.10%         0.78%


                                                                            ------------------------------------------------------
                                                                             Management      Other       12b-1     Total Mutual
                                                                                Fees       Expenses      Fees      Fund Expenses
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio: Service Class(1)                               0.72%         0.17%      0.10%         0.99%


Fidelity VIP Value Portfolio: Service Class(2)                                  0.58%         1.54%      0.10%         2.22%


Fidelity VIP II Asset Manager Portfolio: Service Class(1)                       0.53%         0.09%      0.10%         0.72%

Fidelity VIP II Asset Manager: Growth Portfolio: Service Class(1)               0.58%         0.12%      0.10%         0.80%

Fidelity VIP II Contrafund(R)Portfolio: Service Class(1)                        0.57%         0.09%      0.10%         0.76%

Fidelity VIP II Index 500 Portfolio(2)                                          0.24%         0.09%      0.00%         0.33%


Fidelity VIP II Investment Grade Bond Portfolio: Service Class                  0.43%         0.11%      0.10%         0.64%

Fidelity VIP III Aggressive Growth Portfolio:  Service Class                    0.63%         0.48%      0.10%         1.21%

Fidelity VIP III Dynamic Capital Appreciation Portfolio: Service Class          0.57%         0.61%      0.10%         1.28%


Fidelity VIP III Balanced Portfolio: Service Class(1)                           0.43%         0.15%      0.10%         0.68%

Fidelity VIP III Growth & Income Portfolio: Service Class(1)                    0.48%         0.11%      0.10%         0.69%

Fidelity VIP III Growth Opportunities Portfolio: Service Class(1)               0.58%         0.11%      0.10%         0.79%

Fidelity VIP III Mid Cap Portfolio: Service Class(1)                            0.57%         0.17%      0.10%         0.84%

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Growth and           0.75%         0.25%      0.00%         1.00%
Income Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT CORE U.S.            0.70%        0.17%       0.00%         0.87%
Equity Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT CORE Large Cap       0.70%        0.20%       0.00%         0.90%
Growth Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT CORE Small Cap       0.75%        0.25%       0.00%         1.00%
Equity Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Capital Growth       0.75%        0.25%       0.00%         1.00%
Fund

                                                                                0.80%        0.25%       0.00%         1.05%
GOLDMAN SACHS VARIABLE INSURANCE TRUST - GOLDMAN SACHS VIT MID CAP VALUE
FUND (FORMERLY, GOLDMAN SACHS VIT MID CAP EQUITY FUND)

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT International        1.00%        0.35%       0.00%         1.35%
Equity Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Global Income        0.90%        0.25%       0.00%         1.15%
Fund

GVIT Dreyfus GVIT Mid Cap Index Fund: Class I                                   0.50%        0.40%       0.00%        0.90%

GVIT Gartmore GVIT Emerging Markets Fund: Class I                               1.15%        0.60%       0.00%        1.75%

GVIT Federated GVIT Equity Income Fund: Class I                                 0.80%        0.31%       0.00%        1.11%

GVIT Federated GVIT High Income Bond Fund: Class I                              0.80%        0.32%       0.00%        1.12%

GVIT Gartmore GVIT Global Technology and Communications Fund: Class I           0.98%        0.37%       0.00%        1.35%

GVIT Gartmore GVIT Government Bond Fund: Class I                                0.50%        0.23%       0.00%        0.73%

GVIT Gartmore GVIT Growth Fund: Class I                                         0.60%        0.23%       0.00%        0.83%

GVIT Gartmore GVIT International Growth Fund: Class I                           1.00%        0.60%       0.00%        1.60%

GVIT Gartmore GVIT Money Market Fund: Class I                                   0.39%        0.22%       0.00%        0.61%

GVIT Gartmore GVIT Total Return Fund: Class I                                   0.58%        0.23%       0.00%        0.81%

GVIT Gartmore GVIT Worldwide Leaders Fund: Class I                              1.00%        0.42%       0.00%        1.42%

GVIT GVIT Small Cap Growth Fund: Class I                                        1.10%        0.50%       0.00%        1.60%

GVIT GVIT Small Cap Value Fund: Class I                                         0.90%        0.30%       0.00%        1.20%

GVIT GVIT Small Company Fund: Class I                                           0.93%        0.26%       0.00%        1.19%

GVIT J.P. Morgan GVIT Balanced Fund: Class I                                    0.75%        0.32%       0.00%        1.07%

GVIT MAS GVIT Multi Sector Bond Fund: Class I                                   0.75%        0.34%       0.00%        1.09%

GVIT - Nationwide GVIT Strategic Value Fund: Class I                            0.90%        0.10%       0.00%        1.00%

GVIT Strong GVIT Mid Cap Growth Fund: Class I                                   0.90%        0.27%       0.00%        1.17%

GVIT - Turner GVIT Growth Focus Fund: Class I                                   0.90%        0.45%       0.00%        1.35%

--------
(2) The Fund manager for the VIP Value Portfolio: Service Class has voluntarily agreed to reimburse the Fund's expenses if they exceed a certain level. Including this reimbursement, the total underlying mutual fund expenses were 1.60%. This arrangement may be discontinued by the Fund's manager at any time.



Huntington VA Funds - VA Dividend Capture Fund                                  0.75%        0.94%       0.00%         1.69%

Huntington VA Funds - VA Growth Fund                                            0.60%        0.47%       0.00%         1.07%

Huntington VA Funds - VA Income Equity Fund                                     0.60%        0.47%       0.00%         1.07%

Huntington VA Funds - VA Mid Corp America Fund                                  0.75%        0.94%       0.00%         1.69%

Huntington VA Funds - VA New Economy Fund                                       0.85%        0.94%       0.00%         1.79%


INVESCO Variable Investment Funds, Inc. - INVESCO VIF Growth Fund               0.85%        1.00%       0.00%         1.85%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Dynamics Fund             0.75%        0.34%       0.00%         1.09%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Equity Income Fund        0.75%        0.33%       0.00%         1.08%
(formerly, INVESCO VIF Industrial Equity Income Fund)

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Health Sciences Fund      0.75%        0.32%       0.00%         1.07%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF High Yield Fund           0.60%        0.45%       0.00%         1.05%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Real Estate               0.90%        0.83%       0.00%         1.73%
Opportunity Fund

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Small Company Growth      0.75%        0.62%       0.00%         1.37%
Fund

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Technology Fund           0.72%        0.30%       0.00%         1.02%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Total Return Fund         0.75%        0.46%       0.00%         1.21%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Utilities Fund            0.60%        0.62%       0.00%         1.22%


Janus Aspen Series - Global Technology Portfolio: Service Shares                0.65%        0.04%       0.25%         0.94%

Janus Aspen Series - International Growth Portfolio: Service Shares             0.65%        0.06%       0.25%         0.96%


J.P. Morgan Series Trust II - J.P. Morgan Bond Portfolio                        0.30%        0.45%       0.00%         0.75%

J.P. Morgan Series Trust II - J.P. Morgan International Opportunities           0.60%        0.60%       0.00%         1.20%
Portfolio

J.P. Morgan Series Trust II - J.P. Morgan Small Company Portfolio               0.60%        0.55%       0.00%         1.15%

J.P. Morgan Series Trust II - J.P. Morgan U.S. Disciplined Equity Portfolio     0.35%        0.50%       0.00%         0.85%

MFS VIT - MFS Investors Growth Stock Series                                     0.75%        0.17%       0.00%         0.92%

MFS VIT - MFS Mid Cap Growth Series                                             0.75%        0.16%       0.00%         0.91%

MFS VIT - MFS Utilities Series                                                  0.75%        0.16%       0.00%         0.91%

MFS VIT - MFS Value Series                                                      0.75%        0.16%       0.00%         0.91%

Neuberger Berman AMT Partners Portfolio                                         0.82%        0.10%       0.00%         0.92%

One Group Investment Trust Balanced Portfolio                                   0.70%        0.20%       0.00%         0.90%


One Group Investment Trust Bond Portfolio                                       0.55%        0.20%       0.00%         0.75%

One Group Investment Trust Diversified Equity Portfolio                         0.74%        0.21%       0.00%         0.95%

One Group Investment Trust Diversified Mid Cap Portfolio                        0.70%        0.25%       0.00%         0.95%

One Group Investment Trust Equity Index Portfolio                               0.30%        0.25%       0.00%         0.55%

One Group Investment Trust Government Bond Portfolio                            0.45%        0.22%       0.00%         0.67%

One Group Investment Trust Large Cap Growth Portfolio (formerly, Large          0.65%        0.20%       0.00%         0.85%
Company Growth Fund)

One Group Investment Trust Mid Cap Growth Portfolio (formerly, Growth           0.65%        0.22%       0.00%         0.87%
Opportunities Fund)

                                                                                0.69%        0.26%       0.00%         0.95%
ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation           0.64%        .03%        0.00%         0.67%
Fund/VA

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA      0.64%        .04%        0.00%         0.68%

Oppenheimer Variable Account Funds - Oppenheimer Main Street Growth &           0.70%        0.03%       0.00%         0.73%
Income Fund/VA

PIMCO Variable Insurance Trust - PIMCO VIT High Yield Bond Portfolio            0.50%        .25%        0.00%         0.75%

PIMCO Variable Insurance Trust - PIMCO VIT Real Return Bond Portfolio           0.40%        .25%        0.00%         0.65%

PIMCO Variable Insurance Trust - PIMCO VIT Total Return Bond Portfolio          0.40%        .25%        0.00%         0.65%

Royce Capital Fund - Royce Micro-Cap Portfolio                                  1.02%        0.33%       0.00%         1.35%

Royce Capital Fund - Royce Small-Cap Portfolio                                  0.00%        1.35%       0.00%         1.35%

Solomon Brothers Variable Emerging Growth Fund                                  0.75%        0.23%       0.20%         1.18%



Salomon Brothers Variable Series Fund, Inc. - Capital Fund                      0.58%        0.42%       0.00%         1.00%

Salomon Brothers Variable Series Fund, Inc. - High Yield Bond Fund              0.00%        1.00%       0.00%         1.00%

Salomon Brothers Variable Series Fund, Inc. - Investors  Fund                   0.70%        0.21%       0.00%         0.91%

Salomon Brothers Variable Series Fund, Inc. - Strategic Bond Fund               0.36%        0.64%       0.00%         1.00%

Salomon Brothers Variable Series Fund, Inc. - Total Return Fund                 0.46%        0.54%       0.00%         1.00%

The Universal Institutional Funds, Inc. - Active International Allocation       0.00%        1.15%       0.00%         1.15%
Portfolio

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio       0.59%        0.81%       0.00%         1.40%

The Universal Institutional Funds, Inc. - Emerging Markets Equity Portfolio     1.10%        0.70%       0.00%         1.80%

The Universal Institutional Funds, Inc. - Equity Growth Portfolio               0.48%        0.37%       0.00%         0.85%

The Universal Institutional Funds, Inc. - Fixed Income Portfolio                0.21%        0.49%       0.00%         0.70%

The Universal Institutional Funds, Inc. - Global Value Equity Portfolio         0.52%        0.63%       0.00%         1.15%

The Universal Institutional Funds, Inc. - High Yield Portfolio                  0.26%        0.54%       0.00%         0.80%

The Universal Institutional Funds, Inc. - International Magnum Portfolio        0.50%        0.68%       0.00%         1.18%

The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio              0.00%        1.05%       0.00%         1.05%

The Universal Institutional Funds, Inc. - Mid Cap Value Portfolio               0.53%        0.52%       0.00%         1.05%

The Universal Institutional Funds, Inc. - Technology Portfolio                  0.58%        0.57%       0.00%         1.15%

The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio            0.74%        0.36%       0.00%         1.10%

The Universal Institutional Funds, Inc. - Value Portfolio                       0.31%        0.54%       0.00%         0.85%

Van Kampen Life Investment Trust - Comstock Portfolio: Class II                 0.00%        0.95%       0.25%         1.20%

Van Kampen Life Investment Trust - Enterprise Portfolio: Class II               0.50%        0.10%       0.25%         0.85%


Van Kampen Life Investment Trust - Emerging Growth Portfolio: Class II          0.70%        0.05%       0.25%         1.00%

W&R Target Funds, Inc. - Small Cap Portfolio                                    0.85%        0.28%       0.25%         1.13%

----------------------------------------------------------------------------------------------------------------------------------

(1) Actual Annual Class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses.

(2) The Fund manager for the Fidelity VIP II Index 500 Portfolio has voluntarily agreed to reimburse the Fund's expenses if they exceed a certain level. Including this reimbursement, the total underlying mutual fund expenses were 0.28%. This arrangement may be discontinued by the Fund's manager at any time.

(3) The Fund manager for the VIP Value Portfolio: Service Class has voluntarily agreed to reimburse the Fund's expenses if they exceed a certain level. Including this reimbursement, the total underlying mutual fund expenses were 1.60%. This arrangement may be discontinued by the Fund's manager at any time.


The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements.





The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.


                                                                            ------------------------------------------------------
                                                                             Management      Other       12b-1     Total Mutual
                                                                                Fees       Expenses      Fees      Fund Expenses
----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Funds - EAFE(R)Equity Index Fund                                    0.45%         0.47%      0.00%         0.92%

Deutsche VIT Funds - Equity Index Fund                                          0.20%         0.14%      0.00%         0.34%

Deutsche VIT Funds - Small Cap Index Fund                                       0.35%         0.34%      0.00%         0.69%

Dreyfus Investment Portfolios - Mid Cap Stock Portfolio: Initial Shares         0.75%         0.29%      0.00%         1.04%

Dreyfus Variable Investment Fund - Limited Term High Income Portfolio:          0.65%         0.34%      0.00%         0.99%
Initial Shares

Evergreen Variable Annuity Trust - Evergreen VA Equity Index Fund               0.32%         0.22%      0.00%         0.54%

Evergreen Variable Annuity Trust - Evergreen VA Fund                            0.87%         0.21%      0.00%         1.08%

Evergreen Variable Annuity Trust - Evergreen VA Global Leaders Fund             0.87%         0.29%      0.00%         1.16%

Evergreen Variable Annuity Trust - Evergreen VA Growth and Income Fund          0.87%         0.20%      0.00%         1.07%

Evergreen Variable Annuity Trust - Evergreen VA International Growth Fund       0.66%         0.86%      0.00%         1.52%


Evergreen Variable Annuity Trust - Evergreen VA Masters Fund                    0.87%         0.25%      0.00%         1.1%

Evergreen Variable Annuity Trust - Evergreen VA Special Equity Fund             0.92%         0.25%      0.00%         1.17%

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Growth and           0.75%         0.47%      0.00%         1.22%
Income Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT CORE Large Cap       0.70%         4.11%      0.00%         4.81%
Growth Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT CORE Small Cap       0.75%         0.80%      0.00%         1.55%
Equity Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Capital Growth       0.75%         1.09%      0.00%         1.84%
Fund

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Mid Cap Value        0.80%         0.42%      0.00%         1.22%
Fund

                                                                                1.00%         0.99%      0.00%         1.99%
GOLDMAN SACHS VARIABLE INSURANCE TRUST - GOLDMAN SACHS VIT INTERNATIONAL
EQUITY FUND

Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Global Income        0.90%         2.05%      0.00%         2.95%
Fund

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Growth Fund               0.85%         2.03%      0.00%         2.88%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Real Estate               0.90%         4.38%      0.00%         5.28%
Opportunity Fund

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Small Company Growth      0.75%         0.68%      0.00%         1.43%
Fund

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Total Return Fund         0.75%         0.69%      0.00%         1.44%

INVESCO Variable Investment Funds, Inc. - INVESCO VIF Utilities Fund            0.60%         0.81%      0.00%         1.41%

J.P. Morgan Series Trust II - J.P. Morgan International Opportunities           0.60%         1.38%      0.00%         1.98%
Portfolio

J.P. Morgan Series Trust II - J.P. Morgan U.S. Disciplined Equity Portfolio     0.35%         0.52%      0.00%         0.87%

J.P. Morgan Series Trust II - J.P. Morgan Small Company Portfolio               0.60%         1.97%      0.00%         2.57%


GVIT Gartmore GVIT Emerging Markets Fund                                        1.15%         2.94%      0.00%         4.09%

GVIT Gartmore GVIT Global Technology and Communications Fund                    0.98%         1.59%      0.00%         2.57%

GVIT Gartmore GVIT International Growth Fund                                    1.00%         1.88%      0.00%         2.88%

GVIT Nationwide VIT Strategic Value Fund                                        0.90%        0.36%       0.00%         1.26%

GVIT Turner GVIT Growth Focus Fund                                              0.90%        4.13%       0.00%         5.03%


One Group Investment Trust Bond Portfolio                                       0.60%        0.20%       0.00%         0.80%

One Group Investment Trust Diversified Mid Cap Portfolio                        0.74%        0.25%       0.00%         0.99%

One Group Investment Trust Mid Cap Value Portfolio                              0.74%        0.26%       0.00%         1.00%


Royce Capital Fund - Royce Micro-Cap Portfolio                                  1.25%        0.33%       0.00%         1.58%

Royce Capital Fund - Royce Small-Cap Portfolio                                  1.00%        2.89%       0.00%         3.89%


Salomon Brothers Variable Series Fund, Inc. - Capital Fund                      0.85%        0.42%       0.00%         1.27%

Salomon Brothers Variable Series Fund, Inc. - High Yield Bond Fund              0.75%        1.03%       0.00%         1.78%

Salomon Brothers Variable Series Fund, Inc. - Strategic Bond Fund               0.75%        0.64%       0.00%         1.39%

Salomon Brothers Variable Series Fund, Inc. - Total Return Fund                 0.80%        0.54%       0.00%         1.34%

The Universal Institutional Funds, Inc. - Active International Allocation       0.80%        1.26%       0.00%         2.06%
Portfolio

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio       0.80%        0.81%       0.00%         1.61%

The Universal Institutional Funds, Inc. - Emerging Markets Equity Portfolio     1.25%        0.72%       0.00%         1.96%

The Universal Institutional Funds, Inc. - Equity Growth Portfolio               0.80%        0.81%       0.00%         1.61%

The Universal Institutional Funds, Inc. - Fixed Income Portfolio                0.40%        0.49%       0.00%         0.89%

The Universal Institutional Funds, Inc. - Global Value Equity Portfolio         0.80%        0.63%       0.00%         1.43%

The Universal Institutional Funds, Inc. - High Yield Portfolio                  0.50%        0.54%       0.00%         1.04%

The Universal Institutional Funds, Inc. - International Magnum Portfolio        0.80%        0.68%       0.00%         1.48%

The Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio              0.75%        1.54%       0.00%         2.29%

The Universal Institutional Funds, Inc. - Mid Cap Value Portfolio               0.75%        0.52%       0.00%         1.27%

The Universal Institutional Funds, Inc. - Technology Portfolio                  0.79%        0.57%       0.00%         1.36%

The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio            0.80%        0.36%       0.00%         1.16%

The Universal Institutional Funds, Inc. - Value Portfolio                       0.55%        0.54%       0.00%         1.09%

Van Kampen Life Investment Trust - Comstock Portfolio: Class II                 0.60%        1.53%       0.25%         2.38%

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to three monthly deductions. The initial premium is shown on the policy data page. Each premium payment must be at least $50.

Additional premium payments may be made at any time while the policy is in force (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:
-      Additional Protection Rider;
-      Change of Insured Rider; and
-      Maturity Extension Rider.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law.

Policy owners may return the policy for any reason before the latest of:

     -    10 days after receiving the policy;

     -    45 days after signing the application; or

     - 10 days after Nationwide mails or delivers a Notice of Right of Withdrawal.

See "Right to Revoke."

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in February 1981 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in 48 states and the District of Columbia.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide offers variable contracts and policies with benefits that vary in accordance with the investment experience of a separate account of Nationwide.

NATIONWIDE INVESTMENT SERVICES CORPORATION

The policies are distributed by Nationwide Investment Services Corporation ("NISC"), Two Nationwide Plaza, Columbus, Ohio 43215. (For policies issued in the State of Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.) NISC is a wholly owned subsidiary of Nationwide Life Insurance Company, the parent of Nationwide.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VL Separate Account-D is a separate account that invests in the underlying mutual funds listed in Appendix A. Nationwide established the separate account on May 22, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual funds chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy owner may elect to transfer all sub-account cash values to the fixed account. No transfer charge will be assessed. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Changes within the Variable Account

Nationwide may, from time to time, create additional sub-accounts in the variable account. These sub-accounts may not be available to all policy owners. Nationwide also has the right to eliminate sub-accounts from the variable account, to combine two or more investment divisions, or to substitute a new underlying mutual fund for the underlying mutual fund in which a sub-account invests.

A substitution may become necessary if, in Nationwide's judgment, an underlying mutual fund no longer suits the purposes of the policies. This may happen due to:

-    a change in laws or regulations;

- a change in the underlying mutual fund's investment objectives or restrictions;

-    an underlying mutual fund no longer being available for investment; or

-    some other reason.

In general, Nationwide may consider substituting an underlying mutual fund in which one of the sub-accounts invests under the following circumstances:

- if a conflict of interest arises with the underlying mutual fund's investment manager or other investors in the same underlying mutual fund;

- if the personnel of the underlying mutual fund's manager changes in a way Nationwide deems unfavorable;

- if the underlying mutual fund's manager does not control risks consistent with the underlying mutual fund's investment objectives and methods;

- if an underlying mutual fund's investment performance is unsatisfactory over a period of time compared to relevant benchmarks, taking into account the underlying mutual fund's investment objectives and methods; or

- if an underlying mutual fund's investment manager resigns or otherwise ceases to manage the underlying mutual fund's assets.

The approval of policy owners is not required for such a substitution, and policy owners have no legal right to compel such a substitution. No substitution of securities in the variable account may take place without an order from the SEC and under such requirements as it may impose.

Subject to any required regulatory approvals, Nationwide reserves the right to transfer assets of the variable account or of any of the sub-accounts to another separate account or sub-account that Nationwide determines to be associated with the class of policies to which the policy belongs, to another separate account or to another investment division.

Where permitted by law, Nationwide reserves the right to:

     1) register or deregister the variable account under the Investment Company Act of 1940, subject to an order from the SEC;

     2) operate the variable account as a managed separate account or any other form of organization permitted by applicable law;

     3) reserve, restrict, or eliminate any voting rights of policy owners, or other persons who have voting rights through the variable account; and
          4) combine the variable account with other separate accounts, subject to an order from the SEC.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

Under exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein is subject to the provisions of these Acts, and Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

Premium payments will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. The guaranteed rate for any premium payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

The fixed account is not available for policies issued in the State of Texas.

Nationwide may be required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to 6 months from the date of the surrender request.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

     -    the insured must be age 80 or younger;

     - Nationwide may require satisfactory evidence of insurability (including a medical exam); and

     -    a minimum specified amount of $50,000.

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

     - Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

     - Premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

     - Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-  New Year's Day                   -   Independence Day
-  Martin Luther King, Jr. Day      -   Labor Day
-  Presidents' Day                  -   Thanksgiving
-  Good Friday                      -   Christmas
-  Memorial Day

Nationwide also will not price purchase payments if:

     1)   trading on the New York Stock Exchange is restricted;

     2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

     3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. It is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2% thereafter. Currently, the sales load is 3% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The target premium is a premium based upon the specified amount; it is the level annual premium amount at which the sales load is reduced on a current basis.

TAX LOAD

Nationwide deducts a tax load equal to 3.5% from all premium payments. This charge is associated with the premium taxes imposed by various state and local jurisdictions and by the federal government under Section 848 of the Internal Revenue Code. The tax load may not equal the assessment paid by Nationwide during any particular year.

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If death benefit Option 1 is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, the excess will then be considered a part of the additional increases, in specified amount resulting from the increases, in the order of the increases.

Monthly cost of insurance rates will be unisex and will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners' Standard Ordinary Male Mortality Table, Age Last Birthday, aggregate as to tobacco status

(1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non-medical," guaranteed issue, or simplified issue basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non-medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately from the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies, including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge. Currently, this charge is $5 per month. Nationwide may, at its sole discretion, increase this charge. However, Nationwide guarantees that this charge will never exceed $10 per month.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a daily basis. The charge is deducted proportionally from the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The charge is guaranteed not to exceed an annualized rate of 0.75% of the daily net assets of the variable account. On a current basis, this rate will be equal to an annualized rate of 0.40% of the daily nets assets of the variable account in policy years 1-4, 0.25% in policy years 5-20, and 0.10% thereafter.

Nationwide may realize a profit from this charge. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, monthly administrative charge, monthly cost of insurance charge, or other charges) and Nationwide may modify the cash surrender value enhancement, where the size or nature of the group results in savings in sales, underwriting, administrative or other costs to Nationwide. These charges may be reduced in certain group or sponsored arrangements made available by Nationwide (including employees of Nationwide and their families).

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including: o the number of insureds;

     -    the total premium expected to be paid;

     -    total assets under management for the policy owner;

     -    the nature of the relationship among individual insureds;

     -    the purpose for which the policies are being purchased;

     -    the expected persistency of individual policies; and

     - any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

Nationwide may be required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account, the daily crediting of interest in the fixed account, and activity in the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any indebtedness or other deductions due on that date.

Other Amounts Paid at Surrender

For policies purchased by corporations and other groups, an amount may be paid Nationwide in addition to the policy's cash value if, during a limited, specified time period, the policy is completely surrendered and the proceeds are paid directly to the corporation that was the policy owner on the date of issue. These payment will not be made from the policy, but are a separate obligation of Nationwide. This additional surrender payment may not apply to partial surrenders, or to complete surrenders for which the policy owner instructs that proceeds be paid to a party other than the policy owner as of the date of issue. This additional surrender payment is not provided to policies purchased by individuals.

The amount, duration, and availability of additional surrender payments made by Nationwide may vary based on a number of factors, including:

-    the number of insureds;

-    the nature of the relationship among individual insureds;

-    the purpose for which the policies are being purchased;

-    the expected persistency of the policies; and

- any other circumstances which are rationally related to an expected reduction in acquisition or administrative costs.

Nationwide will pay surrender payments that are in addition to the policy's cash value from its general account. CORPORATE PURCHASERS ARE URGED TO CONSULT THEIR TAX ADVISER ABOUT THE TAX TREATMENT OF ADDITIONAL SURRENDER PAYMENTS. The criteria for additional surrender payments may change from time to time. Additional surrender payments will be determined in a manner not unfairly discriminatory to policy owners.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

     1)   the minimum partial surrender is $500;

     2)   partial surrenders may not reduce the specified amount below $50,000;

     3) after the partial surrender, the cash surrender value is greater than $500 or an amount equal to three times the current monthly deduction, if higher; and

     4) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Further, the specified amount will be reduced by an amount necessary to prevent any increase to the net amount at risk, unless the partial surrender is treated as a preferred partial surrender.

Preferred Partial Surrenders

A partial surrender is considered a preferred partial surrender if the following conditions are met:

     1)   the surrender occurs before the 15th policy anniversary; and

     2) the surrender amount plus the amount of any previous preferred policy surrenders in that same policy year does not exceed 10% of the cash surrender value as of the beginning of the policy year.

Reduction of the Specified Amount

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced (except in the case of a preferred partial surrender). The reduction to the specified amount will be made in the following order:

     1)   against the most recent increase in the specified amount;

     2) against the next most recent increases in the specified amount in succession; and

     3)   against the specified amount under the original application.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax adviser.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

     1)   the value each year of the life insurance protection provided;

     2)   an amount equal to any employer-paid premiums; or

     3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals:

     1)   the cash value on the preceding valuation period; plus

     2)   any net premiums applied since the previous valuation period; minus

     3)   any partial surrenders; plus or minus

     4)   any investment results; minus

     5)   any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while an insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured, names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

The policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

     1)   the request must be applied for in writing;

     2)   satisfactory evidence of insurability must be provided;

     3)   the increase must be for a minimum of $10,000;

     4) the cash surrender value is sufficient to continue the policy in force for at least 3 months; and

     5)   age limits are the same as for a new issue.

Any approved increase will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary day on or next following the date Nationwide receives the request. Any such decrease will reduce insurance in the following order:

     1)   against insurance provided by the most recent increase;

     2)   against the next most recent increases successively; and

     3)   against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

     1)   reduce the specified amount below $50,000; or

     2)   disqualify the policy as a contract for life insurance.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums may be allocated to the sub-accounts during the period a policy owner may cancel the policy, unless a specific state requires premiums to be allocated to the NSAT Money Market Fund or the fixed account. At the expiration of the cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result where:

     a)   is the sum of:

          1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

          2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period);

     b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period; and

     c) is a factor representing the daily mortality and expense risk charge deducted from the variable account. Such factor is guaranteed not to exceed an annualized rate of 0.75% of the daily net assets of the variable account. On a current basis, this rate will be equal to an annualized rate of 0.40% of the daily net assets of the variable account in policy years 1-4, 0.25% in policy years 5-20, and 0.10% thereafter.

Based on the net investment factor, the value of an accumulation unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares because of the deduction for mortality and expense risk charge.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event that part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3% (for a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans"). Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

The policy owner may transfer amounts between the fixed account and the variable account without penalty, subject to the following requirements:

- Nationwide reserves the right to limit such transfers to one per policy year;

- transfers from the fixed account must be made within 45 days after the end of an interest rate guarantee period (the period of time for which the current interest rate is guaranteed by Nationwide);

- Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of the portion of the cash value attributable to the fixed account as of the end of the prior policy year. However, if the policy owner elects in writing to transfer all of the cash value attributable to the fixed account, the restriction for five successive policy years will be 20%, 25%, 33%, 50% and 100%, respectively;

- transfers to the fixed account may not be made prior to the first policy anniversary or within 12 months subsequent to a prior transfer;

- Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of that portion of the cash value attributable to the variable account as of the close of business of the prior valuation period; and o Nationwide reserves the right to refuse a transfer to the fixed account if the cash value attributable to the fixed account is greater than or equal to 30% of the cash value.

Transfers among sub-accounts are limited to once per valuation period.

Transfer Requests

Nationwide will accept transfer requests in writing, over the telephone, or via the internet. Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Nationwide reserves the right to refuse or limit transfer requests (or take any other action it deems necessary) in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices that are employed by some policy owners (or third parties acting on their behalf).

If Nationwide determines that a policy owner (or a third party acting on the policy owner's behalf) is engaging in harmful short-term trading, Nationwide reserves the right to take actions to protect investors, including exercising its right to terminate the ability of specified policy owners to submit transfer requests via telephone, facsimile, or over the internet. If Nationwide exercises this right, affected policy owners would be limited to submitting transfer requests via U.S. mail. Any action taken by Nationwide pursuant to this provision will be preceded by a 30 day written notice to the affected policy owner.

RIGHT TO REVOKE

Policy owners may return the policy for any reason before the latest of:

     -    10 days after receiving the policy;

     -    45 days after signing the application; or

     - 10 days after Nationwide mails or delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or returned directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value in the sub-accounts plus 100% of the cash value in the fixed account plus 100% of the cash value in the policy loan account. Nationwide will not grant a loan for an amount less than $500 (unless otherwise required by state law). Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in writing. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the policy's assets are held in more than one sub-account, withdrawals from the sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount transferred from the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

The loan interest rate is guaranteed not to exceed 3.75% per year for all policy loans. On a current basis, the loan interest rate is 3.4% in policy years 1-4, 3.25% in policy years 5-20, and 3.10% thereafter.

On a current and guaranteed basis, the cash value in the policy loan account is credited with an annual effective rate of 3% in all policy years.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers to be more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to the variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. The earned interest will be allocated according to the fund allocation instructions in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value plus an amount sufficient to continue the policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation instructions in effect at the time of the repayment. Each repayment must be at least $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the NSAT Money Market Fund.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects the specified amount and the death benefit option. At issue, the policy owner also irrevocably elects either of the following tests qualifying the policy as life insurance under Section 7702 of the Internal Revenue Code: (1) Guideline Premium/Cash Value Corridor Test; or
(2) the Cash Value Accumulation Test.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner may choose one of three death benefit options.

OPTION 1. The death benefit will be the greater of the specified amount or the applicable percentage of cash value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, see the illustrations in Appendix B.

OPTION 2. The death benefit will be the greater of the specified amount plus the cash value as of the date of death, or the applicable percentage of cash value and will vary directly with the investment performance.

OPTION 3. The death benefit is the greater of: (a) the applicable percentage of the cash value as of the date of death; or (b) the specified amount plus the lesser of either: (i) the maximum increase amount shown on the policy, or (ii) the amount of all premium payments and interest accrued at the Option 3 interest rate as shown in the policy, accumulated up to the date of death, less any partial surrenders and applicable interest accrued at the Option 3 interest rate as shown in the policy. Once elected, Option 3 is irrevocable.

                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                       APPLICABLE PERCENTAGE OF CASH VALUE


---------------------------------------------------------------------------------------------------------------------
      Attained           Percentage          Attained          Percentage           Attained          Percentage
        Age             of Cash Value           Age           of Cash Value           Age           of Cash Value
---------------------------------------------------------------------------------------------------------------------
        0-40                250%                60                130%                 80                105%
         41                 243%                61                128%                 81                105%
         42                 236%                62                126%                 82                105%
         43                 229%                63                124%                 83                105%
         44                 222%                64                122%                 84                105%
         45                 215%                65                120%                 85                105%
         46                 209%                66                119%                 86                105%
         47                 203%                67                118%                 87                105%
         48                 197%                68                117%                 88                105%
         49                 191%                69                116%                 89                105%
         50                 185%                70                115%                 90                105%
         51                 178%                71                113%                 91                104%
         52                 171%                72                111%                 92                103%
         53                 164%                73                109%                 93                102%
         54                 157%                74                107%                 94                101%
         55                 150%                75                105%                 95                101%
         56                 146%                76                105%                 96                101%
         57                 142%                77                105%                 97                101%
         58                 138%                78                105%                 98                101%
         59                 134%                79                105%                 99                101%

In the event the policy owner has a substandard rating, the preceding percentages will differ.

                          CASH VALUE ACCUMULATION TEST
                       APPLICABLE PERCENTAGE OF CASH VALUE


---------------------------------------------------------------------------------------------------------------------
      Attained           Percentage          Attained          Percentage           Attained          Percentage
        Age             of Cash Value           Age           of Cash Value           Age           of Cash Value
---------------------------------------------------------------------------------------------------------------------
                                                46               274.79%               76              133.56%
                                                47               266.55%               77              132.83%
         18                667.85%              48               258.61%               78              132.18%
         19                648.73%              49               250.98%               79              131.58%
         20                630.14%              50               243.65%               80              131.04%
         21                611.94%              51               236.59%               81              130.55%
         22                594.06%              52               229.82%               82              130.12%
         23                576.45%              53               223.34%               83              127.37%
         24                559.07%              54               217.13%               84              124.75%
         25                541.95%              55               211.19%               85              122.27%
         26                525.08%              56               205.51%               86              119.90%
         27                508.52%              57               200.06%               87              117.63%
         28                492.32%              58               194.84%               88              115.44%
         29                476.49%              59               189.84%               89              113.31%
         30                461.08%              60               185.03%               90              112.35%
         31                446.10%              61               180.43%               91              111.38%
         32                431.57%              62               176.02%               92              110.38%
         33                417.50%              63               171.81%               93              109.32%
         34                403.89%              64               167.80%               94              108.18%
         35                390.73%              65               163.98%               95              106.94%


---------------------------------------------------------------------------------------------------------------------
      Attained           Percentage          Attained          Percentage           Attained          Percentage
        Age             of Cash Value           Age           of Cash Value           Age           of Cash Value
---------------------------------------------------------------------------------------------------------------------
         36                378.03%              66               160.34%               96              105.62%
         37                365.79%              67               156.86%               97              104.27%
         38                354.01%              68               153.54%               98              102.99%
         39                342.67%              69               150.37%               99              100.00%
         40                331.77%              70               147.33%
         41                321.30%              71               144.44%
         42                311.24%              72               141.69%
         43                301.57%              73               139.10%
         44                292.29%              74               136.66%
         45                283.37%              75               134.38%

In the event the policy owner has a substandard rating, the preceding percentages will differ.

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Initial elections to Option 3 are irrevocable and cannot be changed. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary day following the date the change is approved by Nationwide. In order for any change in the death benefit option to become effective, the cash surrender value, after a change, must be sufficient to keep the policy in force for at least three months.

Nationwide will adjust the specified amount so that the net amount at risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the specified amount being reduced to an amount where the total premiums paid exceed the premium limit required by applicable state law to qualify the policy as a contract for life insurance.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

ERROR IN AGE

If the age of the insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

     1) is the amount of the death benefit at the time of the insured's death reduced by the amount of the cash value at the time of the insured's death;

     2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age in the policy month of death; and

     3)   is the cash value at the time of the insured's death.

SUICIDE

If the insured dies by suicide, while sane or insane, within 2 years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness and less any partial surrenders. If the insured dies by suicide, while sane or insane, within 2 years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. Maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may, at any time upon written request to Nationwide within 24 months of the policy date, make an irrevocable, one-time election to transfer all sub-account cash values to the fixed account. The right of conversion is subject to state availability.

GRACE PERIOD

If the cash surrender value on a monthly anniversary day is not sufficient to cover the current policy charges, a grace period will be allowed for the payment of a premium equal up to three times the current monthly deduction. Nationwide will send the policy owner a notice at the start of the grace period, at the address in the application or another address specified by the policy owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by Nationwide by the end of the grace period, the policy will lapse without value. If death proceeds become payable during the grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

     1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

     2)   providing evidence of insurability satisfactory to Nationwide;

     3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

     4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

     5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary date on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the cash value at the end of the grace period.

Unless the policy owner has provided otherwise, all amounts will be allocated based on the underlying mutual fund allocation instructions in effect at the start of the grace period.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").

As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.

The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the income that is distributed. The mandatory backup withholding may arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2002, an estate of less than $1,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy. Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability. The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisers regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

SPECIAL CONSIDERATIONS FOR CORPORATIONS

Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, you should consult your independent legal, tax and/or financial adviser.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the 1940 Act for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and the other named defendants. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, NISC, is not engaged in any litigation of any material nature.

EXPERTS

The financial statements of Nationwide and the variable account have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributor, NISC. NISC was organized as an Oklahoma corporation on March 19, 1974. NISC is a wholly owned subsidiary of Nationwide Life Insurance Company and a member of the NASD.

NISC serves as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:

  -        Nationwide VLI Separate Account-2;
  -        Nationwide VLI Separate Account-3;
  -        Nationwide VLI Separate Account-4;
  -        Nationwide VLI Separate Account-5;
  -        Nationwide Multi-Flex Variable Account;
  -        Nationwide Variable Account;
  -        Nationwide Variable Account-II;
  -        Nationwide Variable Account-5;
  -        Nationwide Variable Account-6;

  -        Nationwide Variable Account-7;

  -        Nationwide Variable Account-8;
  -        Nationwide Variable Account-9;
  -        Nationwide Variable Account-10;
  -        Nationwide VA Separate Account-A;
  -        Nationwide VA Separate Account-B;
  -        Nationwide VA Separate Account-C;
  -        Nationwide VL Separate Account-A;
  -        Nationwide VL Separate Account-B;
  -        Nationwide VL Separate Account-C; and
  -        Nationwide VL Separate Account-D.

Gross first year commissions plus any expense allowance payments made by Nationwide on the sale of these policies distributed by NISC will not exceed 40% of target premium plus 5% of any excess premium payments in year one and 22.5% of target premium plus 5% on the excess premium in years two through four. Gross renewal commissions paid at the beginning of policy year five and beyond by Nationwide will not exceed greater of 5% of target premium plus 5% on the excess premium or an annual effective rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter. For single premium modified endowment contracts issued on or after May 1, 1999, gross renewal commissions paid at the beginning of policy year two and beyond will not exceed an annual rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter.

No underwriting commissions have been paid by Nationwide to NISC.


NISC DIRECTORS AND OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                                            POSITIONS AND OFFICES
      NAME AND BUSINESS ADDRESS                                                WITH UNDERWRITER
---------------------------------------------------------------------------------------------------------------------------------
W.G. Jurgensen                                                           Chief Executive Officer and
One Nationwide Plaza                                                               Director
Columbus, OH 43215

Joseph J. Gasper                                                      Chairman of the Board and Director
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                                          Vice Chairman and Director
One Nationwide Plaza
Columbus, OH 43215

Duane C. Meek                                                                     President
One Nationwide Plaza
Columbus, OH 43215

Philip C. Gath                                                                     Director
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                                                    Director
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                                              Executive Vice President - Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                                      Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

Mark R. Thresher                                                     Senior Vice President and Treasurer
One Nationwide Plaza
Columbus, OH 43215

Barbara J. Shane                                                     Vice President - Compliance Officer
Two Nationwide Plaza
Columbus, OH 43215

Alan A. Todryk                                                            Vice President - Taxation
One Nationwide Plaza
Columbus, OH 43215

John F. Delaloye                                                             Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

Glenn W. Soden                                                      Associate Vice President and Secretary
One Nationwide Plaza
Columbus, OH 43215

E. Gary Berndt                                                               Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

Carol L. Dove                                        Associate Vice President - Treasury Services and Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

Terry C. Smetzer                                                             Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate accounts, each of which is a registered investment company:

-    Nationwide VL Separate Account-A;
-    Nationwide VL Separate Account-B;
-    Nationwide VL Separate Account-C;
-    Nationwide VL Separate Account-D;
-    Nationwide VA Separate Account-A;
-    Nationwide VA Separate Account-B;
-    Nationwide VA Separate Account-C; and
-    Nationwide VA Separate Account-D.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

COMPANY MANAGEMENT

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. Nationwide Life and Annuity Insurance Company is a wholly-owned subsidiary of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. Messrs. Gasper and Woodward are also trustees of one or more of the registered investment companies distributed by NISC, a registered broker-dealer affiliated with the Nationwide group of companies.


DIRECTORS OF NATIONWIDE
--------------------------------------------------------------------------------------------------------------------------------
 DIRECTORS OF THE DEPOSITOR NAME AND     POSITIONS AND OFFICES                           PRINCIPAL OCCUPATION
      PRINCIPAL BUSINESS ADDRESS             WITH DEPOSITOR
--------------------------------------------------------------------------------------------------------------------------------
Lewis J. Alphin                                 Director
519 Bethel Church Road                                            FARM OWNER AND OPERATOR, BELL FARMS (1)
Mount Olive, NC 28365-6107

A. I. Bell                                      Director          Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Yvonne M. Curl                                  Director
Avaya Inc.                                                        VICE PRESIDENT, CHIEF MARKETING OFFICER FOR AVAYA INC. (2)
Rom 3C322
211 Mt. Airy Road
Basing Ridge, NJ 07920

Kenneth D. Davis                                Director          Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, Ohio 45135

Keith W. Eckel                                  Director
1647 Falls Road                                                   PARTNER, FRED W. ECKEL SONS; PRESIDENT, ECKEL FARMS, INC. (1)
Clarks Summit, PA 18411

Willard J. Engel                                Director          Retired General Manager, Lyon County Co-operative Oil Company (1)
301 East Marshall Street
Marshall, MN 56258

Fred C. Finney                                  Director          Owner and Operator, Moreland Fruit Farm; Operator, Melrose
1558 West Moreland Road                                           Orchard (1)
Wooster, OH 44691

Joseph J. Gasper                          President and Chief     President and Chief Operating Officer, Nationwide Life Insurance
One Nationwide Plaza                     Operating Officer and    Company and Nationwide Life and Annuity Insurance Company (1)
Columbus, OH 43215                              Director

W. G. Jurgensen                         Chief Executive Officer   Chairman and Chief Executive Officer (3)
One Nationwide Plaza                          and Director
Columbus, OH 43215

David O. Miller                          Chairman of the Board    President, Owen Potato Farm, Inc.; Partner, M&M Enterprises (1)
115 Sprague Drive                             and Director
Hebron, OH 43025

Ralph M. Paige                                  Director          Executive Director Federation of Southern Cooperatives/Land
Federation of Southern                                            Assistance Fund (1)
Cooperative/Land Assistance Fund
2769 Church Street
East Point, GA 30344

James F. Patterson                              Director
8765 Mulberry Road                                                VICE PRESIDENT, PATTERSONS, INC.; PRESIDENT, PATTERSON FARMS,
Chesterland, OH 44026                                             INC. (1)

Arden L. Shisler                                Director          President and Chief Executive Officer, K&B Transport, Inc. (1)
1356 North Wenger Road
Dalton, OH 44618

Robert L. Stewart                               Director          Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986

(1)  Principal occupation for last 5 years.
(2) Prior to assuming this current position, Ms. Curl held other executive management positions with Xerox Corporation.
(3) Prior to assuming this current position, Mr. Jurgensen was Executive Vice President of Bank One Corporation. Prior to that, Mr. Jurgensen was Executive Vice President of First Chicago NBD.

Each of the directors is a director of the other major insurance affiliates of the Nationwide group of companies, except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Mr. Gasper is a director of NISC, a registered broker-dealer.

Messrs. Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies.


EXECUTIVE OFFICERS OF NATIONWIDE
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR
-----------------------------------------------------------------------------------------------------------------------------------
Richard D. Headley                                Executive Vice President
One Nationwide Plaza
Columbus, OH 43215

Michael S. Helfer                                 Executive Vice President -Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Donna A. James                                    Executive Vice President - Chief Administrative Officer
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                                  Executive Vice President - Chief Financial Officer and Treasurer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

John R. Cook, Jr.                                 Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215

Thomas L. Crumrine                                Senior Vice President
One Nationwide Plaza
Columbus, OH 43215

David A. Diamond                                  Senior Vice President - Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Philip C. Gath                                    Senior Vice President - Chief Actuary - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215

Patricia R. Hatler                                Senior Vice President, General Counsel and Secretary
One Nationwide Plaza
Columbus, OH 43215

David K. Hollingsworth                            Senior Vice President - Business Development and Sponsor Relations
One Nationwide Plaza
Columbus, OH 43215

David R. Jahn                                     Senior Vice President - Product Management
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales - Financial Services
One Nationwide Plaza
Columbus, OH 43215

Gregory S. Lashutka                               Senior Vice President - Corporate Relations
One Nationwide Plaza
Columbus, OH 43215

Edwin P. McCausland, Jr.                          Senior Vice President - Fixed Income Securities
One Nationwide Plaza
Columbus, OH 43215

Mark D. Phelan                                    Senior Vice President - Technology and Operations
One Nationwide Plaza
Columbus, OH 43215

Douglas C. Robinette                              Senior Vice President - Claims
One Nationwide Plaza
Columbus, OH 43215


-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Thresher                                  Senior Vice President - Finance - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215

Richard M. Waggoner                               Senior Vice President - Operations
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Product Management and Nationwide Financial Marketing
One Nationwide Plaza
Columbus, OH 43215

Biographical information for each of the individuals listed in the above table is set forth below.

W.G. JURGENSEN has been a Director and Chief Executive Officer since 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to May 2000. Prior to Bank One's merger with First Chicago NBD, Mr. Jurgensen served from 1990 to 1998 as Executive Vice President with First Chicago, leading various business units. For 17 years, Mr. Jurgensen was with Norwest Corporation, beginning as a corporate banking officer and serving in increasingly responsible roles including president and CEO of Norwest Investment Services and management of the treasury function. Mr. Jurgensen's final post was Executive Vice President - Corporate Banking.

JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 34 years.

LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community Collegy in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

YVONNE M. CURL has been a Director of Nationwide since April 1998. Ms. Curl is Vice President - Chief Marketing Officer for Avaya Inc. located in Basking Ridge, NJ. Prior to joining Avaya Inc. in November 2000, she was employed by the Xerox Corporation. She joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president - field operations; executive assistant to te chairman and CEO; and as corporate vice president serving as senior vice president and general manager, public sector worldwide/global solutions group.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 3 years.

THOMAS L. CRUMRINE has been Senior Vice President of Nationwide since September 1997. Previously, he was Senior Vice President - Property/Casualty from March 1996 to September 1997. Prior to that time, he was Senior Vice President - Claims from April 1995 to March 1996, Vice President - Claims from 1993 to March 1996, Vice President - Agency Sales from 1991 to 1993 and Vice President - Agency Services from 1989 to 1991. Prior to 1989 Mr. Crumrine held several positions with Nationwide.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.

DAVID A. DIAMOND has been Senior Vice President - Corporate Strategy since December 11, 2000. Previously, Mr. Diamond was Senior Vice President - Corporate Controller from August 1999 to December 2000. He was Vice President - Controller from October 1993 to August 1999. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 12 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.

WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 32 years.

PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.

RICHARD D. HEADLEY has been Executive Vice President for Nationwide since July 2000. Previously, he was Executive Vice President - Chief Information Technology Officer from May 1999 to July 2000. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headly was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to Octover 1997. From January 1975 until 1992, Mr. Headley held several positions with Banc One Corporation. Mr. Headley has been with Nationwide for 3 years.

MICHAEL S. HELFER has been Executive Vice President - Corporate Strategy since August 2000. He is a former partner and head of the financial institutions group at Wilmer, Cutler and Pickering, a 350-lawyer international law firm headquartered in Washington, D.C. He served as that firm's Chairman and Chief Executive Officer from 1995 to 1998.

DAVID K. HOLLINGSWORTH has been Senior Vice President - Business Development and Sponsor Relations since April 2000. Previouly, he was Senior Vice President - Multi Channel and Sponsor relations from August 1999 until April 2000. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, Mr. Hollingsworth held numerous positions within Nationwide. Mr. Hollingsworth has been with Nationwide for 26 years.

DAVID R. JAHN has been Senior Vice President - Product Management since November 2000. Previously, he was Senior Vice President - Commercial Insurance from March 1998 to November 2000. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within Nationwide. Mr. Jahn has been with Nationwide for 29 years.

DONNA A. JAMES has been Executive Vice President - Chief Administrative Officer since July 2000. Previously, she was Senior Vice President - Chief Human Resources Officer from May 1999 to July 2000. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously, she was Vice President - Human Resources from July 1996 to

December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996, she was Associate Vice President - Assistant to the CEO of Nationwide. Previously, Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 19 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 36 years.

GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of Mass Mutual Life Insurance Company prior to joining Nationwide.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer and Treasurer since December 2000. Previously, Mr. Oakley was Executive Vice President - Chief Financial Officer from April 1995 to December 2000. Prior to that, Mr. Oakley was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 25 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.

MARK D. PHELAN has been Senior Vice President - Technology and Operations since December 2000. Previously, he was Senior Vice President - Technology Services from 1998 to December 2000. His previous management experience includes five years (1977 - 1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as Director of AT&T's Consumer Communications Services Group and he was subsequently promoted to Sales Vice President for the Eastern Region of the Business Communications Services Division. In 1992, he became Executive Vice President - Sales and Marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.

DOUGLAS C. ROBINETTE has been Senior Vice President - Claims since November 2000. Previously he was Senior Vice President - Claims and Financial Services from 1999 to November 2000. Prior to that time, Mr. Robinette was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau, a member of the Nationwide group until 1998, from September 1996 to May 1998. Prior to that time, he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995, Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994, he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with Nationwide for 14 years.

ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to November 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.

RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 24 years.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 26 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 36 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS


The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's prospectus which have differing investment objectives and policies. Alliance Capital Management L.P. ("Alliance").

     GROWTH AND INCOME PORTFOLIO: CLASS B
     Investment Objective: Reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio may also invest in fixed-income securities and convertible securities.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc. ("American Century").

     AMERICAN CENTURY VP BALANCED
     Investment Objective: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. A minimum of 25% of the fixed income portion of the Fund will be invested in fixed income senior securities.

     AMERICAN CENTURY VP CAPITAL APPRECIATION
     Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

     The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation.

     AMERICAN CENTURY VP GLOBAL GROWTH
     Investment Objective: Capital growth by investing in stocks of growing foreign companies. The investment strategy of the Fund is based on the belief that, over the long term, stocks of companies with earnings and revenue growth have a greater than average chance to increase in value over time.

     AMERICAN CENTURY VP GROWTH
     Investment Objective: Capital growth by investing in common stocks of growing companies. The basis of the strategy used by the Fund is that, over the long term, stocks of companies with earnings and revenue growth have a greater than average chance to increase in value over time. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster or accelerating pace. Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.

     AMERICAN CENTURY VP INCOME & GROWTH
     Investment Objective: Dividend growth, current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in common stocks. The investment manager constructs the portfolio to match the risk characteristics of the S&P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S&P 500. Such a management technique known as "portfolio optimization" may cause the Fund to be more heavily invested in some industries than in others. However, the Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

     AMERICAN CENTURY VP INTERNATIONAL
     Investment Objective: Capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. While securities of United States issuers may be included in the portfolio from time to time, it is the primary intent of the manager to diversify investments across a broad range of foreign issuers. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stock and other equity equivalents), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total capital growth potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities.

     AMERICAN CENTURY VP ULTRA
     Investment Objective: Capital growth by investing in common stocks of growing companies. The basis of the strategy used by the Fund is that, over the long term, stocks of companies with earnings and revenue growth have a greater than average chance to increase in value over time. This strategy looks for stocks of large companies with earnings and revenues that are not only growing, but growing at a successively faster or accelerating pace. Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.

     AMERICAN CENTURY VP VALUE
     Investment Objective: Long-term capital growth; income is a secondary objective. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations.

     AMERICAN CENTURY VP VISTA
     Investment Objective: Long-term capital growth by investing in common stocks of growing companies. The basis of the strategy used by the Fund is that, over the long term, stocks of companies with earnings and revenue growth have a greater than average chance to increase in value over time. This strategy looks for stocks of medium-sized and smaller companies with earnings and revenues that are not only growing, but growing at a successively faster or accelerating pace. Although most of the Fund's assets will be invested in U.S. companies, there is no limit on the amount of assets the Fund can invest in foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
American Century Variable Portfolios II, Inc. was organized as a Maryland corporation on September 19, 2000. It is a diversified open-end investment management company which offer its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios II, Inc. is managed by American Century Investment Management, Inc.

     AMERICAN CENTURY VP II PRIME MONEY MARKET
     Investment Objective: To earn the highest level of current income while preserving the value of your investment. The Fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The interest paid by the high-quality debt securities in which the Fund invests is among the lowest for income-paying securities. Accordingly, the yield on this Fund will likely be lower than funds that invest in longer-term or lower-quality securities.

DEUTSCHE VIT FUNDS (FORMERLY, BT INSURANCE FUND TRUST)
Deutsche VIT Funds (the "Trust") is an open-end management investment company currently offering shares in the Funds listed below. Shares are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various insurance companies. Deutsche Asset Management, Inc. is the funds' investment adviser.

     EAFE(R) EQUITY INDEX FUND
     Investment Objective: To replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE(R)") Index.

     EQUITY INDEX FUND (FORMERLY, EQUITY 500 INDEX FUND)

     Investment Objective: To replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index.

     SMALL CAP INDEX FUND
     Investment Objective: To replicate as closely as possible the performance of the Russell 2000 Small Stock Index.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.: INITIAL SHARES
The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

     Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

DREYFUS STOCK INDEX FUND, INC.: INITIAL SHARES
The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

     Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS INVESTMENT PORTFOLIOS: INITIAL SHARES
Dreyfus Investment Portfolio (the "Fund") is an open-end, management investment company known as a mutual fund. Shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. Individuals may not purchase shares directly from the Fund. The Dreyfus Corporation serves as the Fund's investment adviser.

     MID CAP STOCK PORTFOLIO: INITIAL SHARES
     Investment Objective: To provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by Standard & Poor's MidCap 400 Index. This Portfolio invests primarily in a portfolio of equity securities of medium-sized domestic insurers, while attempting to maintain volatility and diversification similar to that of the Standard & Poor's MidCap 400 Index.

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager.

     APPRECIATION PORTFOLIO: INITIAL SHARES (FORMERLY, CAPITAL APPRECIATION PORTFOLIO)
     Investment Objective: Primarily to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

     DISCIPLINED STOCK PORTFOLIO: INITIAL SHARES
     Investment Objective: To provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. This Portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

     INTERNATIONAL VALUE PORTFOLIO: INITIAL SHARES
     Investment Objective: Long-term capital growth. This Portfolio invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by Dreyfus.

     LIMITED TERM HIGH INCOME PORTFOLIO: INITIAL SHARES
     Investment Objective: To maximize total return, consisting of capital appreciation and current income. This Portfolio seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities that, under normal market conditions, have an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. INVESTMENTS IN LOWER RATED FIXED-INCOME SECURITIES ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO.

     QUALITY BOND PORTFOLIO: INITIAL SHARES
     Investment Objective: To provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Portfolio invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

     SMALL COMPANY STOCK PORTFOLIO: INITIAL SHARES
     Investment Objective: To provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. This Portfolio invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500 Index.

EVERGREEN VARIABLE ANNUITY TRUST
The Evergreen Variable Annuity Trust ("Trust") is an open-end management investment company commonly referred to as a mutual fund. The Trust is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its investment series (the "Funds"). Shares of the Funds are sold to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies.

The investment adviser to the Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, Evergreen VA Growth and Income Fund, and Evergreen VA Small Cap Value Fund (formerly, Evergreen VA Small Cap Equity Income Fund) is Evergreen Asset Management Corp., a subsidiary of First Union Corporation.

The investment adviser to the Evergreen VA Masters Fund, is Evergreen Investment Management (formerly, Capital Management Group), a subsidiary of First Union Corporation.

The investment adviser to the Evergreen VA Equity Index Fund is First Capital Group, a division of FUNB, a subsidiary of First Union Corporation.

The investment adviser to the Evergreen VA International Growth Fund, Evergreen VA Omega Fund (formerly, Evergreen VA Aggressive Growth Fund), and Evergreen VA Strategic Income Fund is Evergreen Investment Management Company, a subsidiary of First Union Corporation.

The investment adviser to the Evergreen VA Special Equity Fund is Meridian Investment Company, a subsidiary of First Union Corporation.

      EVERGREEN VA EQUITY INDEX FUND
      Investment Objective: Investment results that achieve price and yield performance similar to the S&P 500 Index. The Fund seeks to meet its objective by investing substantially all of its total assets in equity securities that represent a composite of the S&P 500 Index.

      EVERGREEN VA FOUNDATION FUND
      Investment Objective: In order of priority: reasonable income, conservation of capital and capital appreciation. The Fund seeks to meet its objective by investing, under normal conditions, at least 25% of its assets in debt securities and the remainder in equity securities. The equity securities that the Fund invests in will include common stocks, preferred stocks and securities convertible or exchangeable for common stocks. The Fund's fixed income portion will include corporate debt securities issued by the U.S. Treasury or by an agency or instrumentally of the U.S. government, bank obligations, and high quality commercial paper.

      EVERGREEN VA FUND

      Investment Objective: To achieve long-term capital growth. The Fund seeks to meet its objective by investing primarily in the common stocks of large U.S. companies.

      EVERGREEN VA GLOBAL LEADERS FUND
      Investment Objective: To provide investors with long-term capital growth. The Fund seeks to meet its objective by investing at least 65% of its assets in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will screen the largest companies in major industrialized countries and the Fund will invest in the 100 best companies selected by the investment adviser based on qualitative and quantitative criteria such as high return on equity, consistent earnings growth and established market presence.

      EVERGREEN VA GROWTH AND INCOME FUND
      Investment Objective: Capital growth in the value of its shares and current income. The Fund seeks to meet its objective by investing primarily in common stock and securities convertible into or exchangeable


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


      for common stocks of mid-sized U.S. companies. The Fund may also invest up to 25% of its assets in foreign securities.

      EVERGREEN VA INTERNATIONAL GROWTH FUND
      Investment Objective: Long-term growth of capital and secondarily, modest income. The Fund invests primarily in equity securities issued by well-established, quality companies located in countries with developed markets. The Fund may invest a portion of its assets in equity securities of companies located in certain emerging markets countries and the formerly communist countries of eastern Europe.

      EVERGREEN VA MASTERS FUND
      Investment Objectives: Long-term capital growth. The Fund's investment program is based on the Manager of Managers Strategy of First Union Bank's Evergreen Investment Management division (EIM). EIM allocates the Fund's portfolio assets on an approximately equal basis among a number of investment management organizations, each of which employs a different style. EIM has ultimate responsibility for the investment performance of the Fund. The style of each investment management organization is described below. EIM will continuously monitor the performance and investment styles of the Fund's portfolio managers. There can be no assurance that the Fund's investment objective will be achieved.

      Evergreen Asset Management Corp. ("Evergreen") will invest it's segment of the Fund's assets according to a value oriented strategy. Evergreen will invest in equity securities of U.S. and foreign companies with market capitalizations falling within the range of the Russell Midcap Growth Index at the time of the Fund's investment between approximately $500 million and $5 billion. Evergreen will invest in companies it believes the market has temporarily undervalued in relation to such factors as the company's assets, cash flow and earnings potential.

      MFS Institutional Advisors, Inc. ("MFS") will invest its segment of the portfolio according to its growth oriented investment strategy by primarily investing in equity securities of companies with market capitalizations falling within the range of the Russell Midcap Growth Index at the time of the Fund's investment. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. MFS may invest up to 25% (and generally expects to invest between 1% and 10%) of its segment of the Fund's assets in foreign securities.

      OppenheimerFunds, Inc. ("OppenheimerFunds") manages its segment of the portfolio in accordance with a blended growth and value investment strategy. Investments are primarily in equity securities of those companies with market capitalizations over $5 billion; however, OppenheimerFunds may, when it deems advisable, invest in the equity securities of mid-cap and small-cap companies. In purchasing portfolio securities, OppenheimerFunds may invest without limit in foreign securities and may, to a limited degree, invest in non-convertible debt securities and preferred stocks which have the potential for capital appreciation.

      Putnam Investment Management, Inc. ("Putnam") invests its segment of the portfolio primarily, in accordance with its growth oriented investment strategy, in equity securities of U.S. and foreign issuers with market capitalizations of $3 billion or more. Putnam may also purchase non-convertible debt securities which offer the opportunity for capital appreciation. In the evaluation of a company, more consideration is given to growth potential than to dividend income.

      EVERGREEN VA OMEGA FUND (FORMERLY, EVERGREEN VA AGGRESSIVE GROWTH FUND) Investment Objective: Long-term capital growth. The Fund seeks to meet its objective by investing primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations.

      EVERGREEN VA SMALL CAP VALUE FUND (FORMERLY, EVERGREEN VA SMALL CAP EQUITY INCOME FUND)
      Investment Objective: Current income and capital growth in the value of its shares. The Fund seeks to meet its objective by investing primarily in common stocks of small U.S. companies (less than $1 billion in market capitalization). The Fund's equity securities will include common stocks and securities convertible into common stock.

      EVERGREEN VA SPECIAL EQUITY FUND
      Investment Objective: Capital growth. The Fund invests primarily in equity securities of U.S. companies with small market capitalizations. The Fund strives to provide a return greater than stock market indices such as the Russell 2000 Index by investing principally in a diversified portfolio of common stocks of domestic companies. The Fund may purchase stocks in initial public offerings ("IPOs").

      EVERGREEN VA STRATEGIC INCOME FUND
      Investment Objective: High current income from interest on debt securities and secondarily, considers potential for growth of capital in selecting securities. The Fund seeks to meet its objective by allocating its assets principally between domestic high yield, high risk bonds and debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities, including zero-coupon U.S. Treasury securities, mortgage-backed securities and money market instruments. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities. While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
The Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

      VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS
      Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

      VIP GROWTH PORTFOLIO: SERVICE CLASS
      Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

      VIP HIGH INCOME PORTFOLIO: SERVICE CLASS
      Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

            - at least 65% in income-producing debt securities and preferred stocks, including convertible securities; and

            - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

      Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

      VIP OVERSEAS PORTFOLIO: SERVICE CLASS
      Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.


      VIP VALUE PORTFOLIO: SERVICE CLASS
      Investment Objective: Capital appreciation. This Portfolio seeks to meet its objective by investing primarily in common stocks of both domestic and foreign companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, in relation to securities of other companies in the same industry.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
The Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

     VIP II ASSET MANAGER PORTFOLIO: SERVICE CLASS
     Investment Objective: High total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

     VIP II ASSET MANAGER: GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Maximum total return over the long-term by allocating assets among the following classes or types of investment in a neutral mix: the stock class, the bond class, short-term class/money market class. The Portfolio's more aggressive approach focuses primarily on stocks for high potential returns.

     ------------------------------------------------------
     ASSET MANAGER GROWTH         RANGE        NEUTRAL MIX
     ------------------------------------------------------
     Stock Class                  50-100%          75%
     Bond Class                     0-50%          25%
     Short-term Class               0-50%           5%

     VIP II CONTRAFUND(R) PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital appreciation by investing primarily in companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

     VIP II INDEX 500 PORTFOLIO
     Investment Objective: Investment results that correspond to the total return of common stocks that comprise the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Normally, at least 80% of the Portfolio's assets will be invested in equity securities of companies that comprise the S&P 500. Although the Portfolio tries to allocate its assets similarly to those of the S&P 500, the Portfolio's composition may not always be identical to that of the S&P. In seeking a 98% or better long-term correlation of the fund Bankers Trust may choose, if extraordinary circumstances warrant, to exclude a stock held in the S&P 500 and include a similar stock if doing so will help the Portfolio achieve its objective.


     VIP II INVESTMENT GRADE BOND PORTFOLIO: INITIAL CLASS
     Investment Objective: As a high a level of current income as is consistent with the preservation of capital. This Portfolio seeks to meet its objective by investing in U.S. dollar-denominated investment-grade bonds (those of medium and high quality). FMR manages the Portfolio to have a similar overall interest rate to an index, which as of December 31, 2000, was the Lehman Brothers Aggregate Bond Index. FMR allocates the Portfolio's assets among different market sectors (for example, the corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity. The Portfolio manager chooses the Portfolio's investments by analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
The Fidelity Variable Insurance Products Fund III ("VIP III") is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and it's portfolios.


     VIP III AGGRESSIVE GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital appreciation. This Portfolio seeks to meet its objective by investing primarily in common stocks of companies FMR believes offer the potential for accelerated earnings or revenue growth. FMR will focus its investments in domestic or foreign medium-sized companies, but it may also invest substantially in larger or smaller companies.


     VIP III BALANCED PORTFOLIO: SERVICE CLASS
     Investment Objective: Income and growth of capital using a balanced approach to provide the best possible total return from investments in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential. FMR manages the Portfolio to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the Portfolio's assets in stocks or other equity securities and the remainder in bonds. The Portfolio will always invest at least 25% of its total assets in fixed-income senior securities.


     VIP III DYNAMIC CAPITAL APPRECIATION PORTFOLIO: SERVICE CLASS

     Investment Objective: Capital appreciation. This Portfolio seeks to meet its objective by investing primarily in the common stocks of foreign, as well as domestic issuers. FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on a fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth, potential, earnings estimates and management. FMR may lend the Portfolio's securities to broker-dealers or other institutions to earn income for the Portfolio.


     VIP III GROWTH & INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: High total return through a combination of current income and capital appreciation by investing mainly in equity securities.

     VIP III GROWTH OPPORTUNITIES PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

     VIP III MID CAP PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term growth of capital by investing in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the Portfolio's total assets in these securities. The Portfolio has the flexibility, however, to invest the balance in other market capitalizations and security types. Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the Portfolio's investment. The S&P MidCap 400 is an unmanaged index of medium capitalization stocks. Companies whose capitalization no longer meets this definition after purchase continue to be considered medium-capitalized for purposes of the 65% policy. The Portfolio also reserves the right to invest in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

GARTMORE VARIABLE INSURANCE TRUST
Gartmore Variable Insurance Trust (formerly, Nationwide Separate Account Trust) ("GVIT") is an open-end management investment company created under the laws of Massachusetts. GVIT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of GVIT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. Gartmore Global Asset Management Trust, an indirect subsidiary of Nationwide Mutual Insurance Company, manages the assets of the Gartmore GVIT Emerging Markets Fund and Gartmore GVIT International Growth Fund. The remaining assets of GVIT are managed by Gartmore Mutual Fund Capital Trust ("GMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

     DREYFUS GVIT MID CAP INDEX FUND: CLASS I
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the Standard & Poor's MidCap 400 Index and in derivative instruments linked to the S&P 400. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

     FEDERATED GVIT EQUITY INCOME FUND: CLASS I
     Subadviser: Federated Investment Counseling
     Investment Objective: Above average income and capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in income producing U.S. and foreign equity securities and securities that are convertible into common stock.

     FEDERATED GVIT HIGH INCOME BOND FUND: CLASS I
     Subadviser: Federated Investment Counseling
     Investment Objective: To provide high current income. Under normal conditions, the Fund invests at least 80% of the Fund's net assets in corporate bonds that are rated BBB or lower by a rating agency or that are unrated but of comparable quality. Such funds are commonly referred to as "junk bonds."

     GARTMORE GVIT EMERGING MARKETS FUND: CLASS I
     Subadviser: Gartmore Global Partners
     Investment Objective: Long term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market or developing countries or that derive a significant portion of their earnings or revenue from emerging market countries.

     GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND: CLASS I Investment Objective: Long term capital appreciation by investing under normal conditions at least 80% of its net assets in equity securities issued by companies with business operations in technology and communications and/or technology and communication related industries. These companies will be tied economically to a number of countries throughout the world, including the United States.

     GARTMORE GVIT GOVERNMENT BOND FUND: CLASS I
     Investment Objective: Seeks as high a level of income as is consistent with the preservation of capital. Under normal conditions, the Fund invests at least 80% of its net assets in U.S. government and agency bonds, bills and notes. The duration of the Fund will typically be four to six years.

     GARTMORE GVIT GROWTH FUND: CLASS I
     Investment Objective: Long-term capital appreciation. The Fund invests primarily in large capitalization companies. The Fund looks for companies whose earnings are expected to grow faster than other companies in the market.

     GARTMORE GVIT INTERNATIONAL GROWTH FUND: CLASS I
     Subadviser: Gartmore Global Partners
     Investment Objective: Long term capital growth by investing primarily in equity securities of companies in Europe, Australia, the Far East and other regions, including developing countries.

     GARTMORE GVIT MONEY MARKET FUND: CLASS I
     Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high-quality money market obligations maturing in 397 days or less.

     GARTMORE GVIT TOTAL RETURN FUND: CLASS I
     Investment Objective: Seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks and convertible securities.

     GARTMORE GVIT WORLDWIDE LEADERS FUND:
     CLASS I
     Subadviser: Gartmore Global Partners
     Investment Objective: Long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies located throughout the world considered to be leaders.

     GVIT SMALL CAP GROWTH FUND: CLASS I
     Subadvisers: Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC and Waddell & Reed Investment Management Company
     Investment Objective: Seeks capital growth by investing in a broadly diversified portfolio of equity securities issued by U.S. and foreign companies with market capitalizations in the range of companies represented by the Russell 2000, known as small cap companies. Under normal conditions, the Fund will invest at least 80% of its net assets in the equity securities of small cap companies.

     GVIT SMALL CAP VALUE FUND: CLASS I
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. These are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index. The Fund will invest in stocks of U.S. and foreign companies which the portfolio managers believe qualify as "value" companies.

     GVIT SMALL COMPANY FUND: CLASS I
     Subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Gartmore Global Partners, Strong Capital Management, Inc. and Waddell & Reed Investment Management Company
     Investment Objective: Long-term growth of capital. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities issued by small capitalization companies. These are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.

     J.P. MORGAN GVIT BALANCED FUND: CLASS I
     Subadviser: J.P. Morgan Investment Management, Inc.
     Investment Objective: A high total return from a diversified portfolio of equity and fixed income securities. Under normal conditions, the Fund invests approximately 50% of its net assets in equity securities and 30% of its net assets in fixed income securities (including U.S. government corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the Standard & Poor's 500 Index.

     MAS GVIT MULTI SECTOR BOND FUND: CLASS I
     Subadviser: Miller, Anderson & Sherrerd, LLP
     Investment Objective: Primarily seeks above average total return over a market cycle of three to five years. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities.

     NATIONWIDE GVIT STRATEGIC VALUE FUND: CLASS I (NOT AVAILABLE FOR POLICIES ISSUED ON OR AFTER MAY 1, 2000)
     Subadviser: Strong Capital Management Inc.
     Investment Objective: Primarily long-term capital appreciation. The Fund invests primarily in common stocks of medium and large-size companies. The subadviser selects stocks of companies that have attractive growth prospects, but are believed to be underpriced. To a limited extent, the Fund may also invest in foreign securities.

     STRONG GVIT MID CAP GROWTH FUND: CLASS I
     Subadviser: Strong Capital Management Inc.
     Investment Objective: Capital growth by focusing on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid capitalization companies.

     TURNER GVIT GROWTH FOCUS FUND: CLASS I (NOT AVAILABLE FOR POLICIES ISSUED ON OR AFTER JANUARY 25, 2002)
     Subadviser: Turner Investment Partners, Inc.

     Investment Objective: Long term capital appreciation by investing primarily in U.S. common stocks, ADRs and foreign companies that demonstrate strong earnings growth potential. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
The Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company (mutual fund) providing a series of equity and fixed-income investment options. Shares of the Trust may be purchased and held by the separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

     GOLDMAN SACHS VIT GROWTH AND INCOME FUND
     Investment Objective: Long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE U.S. EQUITY FUND
     Investment Objective: Long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE LARGE CAP GROWTH FUND
     Investment Objective: Long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earning growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE SMALL CAP EQUITY FUND
     Investment Objective: Long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CAPITAL GROWTH FUND
     Investment Objective: Long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT MID CAP VALUE FUND (FORMERLY, GOLDMAN SACHS VIT MID CAP EQUITY FUND) Investment Objective: Long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell MidCap Index at the time of investment (currently between $400 million and $16 billion). Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
     Investment Objective: Long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. Goldman Sachs Asset Management International serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT GLOBAL INCOME FUND
     Investment Objective: High total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies. Goldman Sachs Asset Management International serves as the Fund's investment adviser.


HUNTINGTON VA FUNDS
Huntington VA Funds is a trust organized as a Massachusetts business trust established exclusively for the purpose of providing investment vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts of insurance companies.

     VA DIVIDEND CAPTURE FUND
     Investment Objective: Total return on investment, with dividend income as an important component of that return.

     VA GROWTH FUND
     Investment Objective: Long term capital appreciation through investing in equity securities.

     VA INCOME EQUITY FUND
     Investment Objective: High current income and moderate appreciation of capital primarily through investment income -producing equity securities.

     VA MID CORP AMERICA FUND
     Investment Objective: Long term capital appreciation by investing primarily in equity securities of companies that are either included in the Russell 3000(R)Index or have a market capitalization within the range of such included companies.

     VA NEW ECONOMY FUND
     Investment Objective: Capital appreciation by investing primarily in equity securities of companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies.


INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO Variable Investment Funds, Inc., a Maryland Corporation, is an open-end management investment company that offers shares of common stock of ten diversified investment portfolios. The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of participating insurance companies.

     INVESCO VIF GROWTH FUND
     Investment Objective: Long-term capital growth. The Fund also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Fund invests primarily in common stocks, but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF DYNAMICS FUND
     Investment Objective: Appreciation of capital through aggressive investment policies. The Fund invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF EQUITY INCOME FUND (FORMERLY, INVESCO VIF INDUSTRIAL EQUITY INCOME FUND)
     Investment Objective: The best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF HEALTH SCIENCES FUND
     Investment Objective: Capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies that develop, produce, or distribute products or services related to health care. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF HIGH YIELD FUND
     Investment Objective: A high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock. The Fund pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Fund's primary objective. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF REAL ESTATE OPPORTUNITY FUND
     Investment Objective: To provide long-term capital growth. Above-average current income is an additional consideration in selecting securities for the Fund's investment portfolio. The Fund normally invests at least 65% of its total assets in publicly-traded stocks of companies principally engaged in the real estate industry. The remaining assets are invested in other income-producing securities such as corporate bonds. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF SMALL COMPANY GROWTH FUND
     Investment Objective: Long-term capital growth. The Fund invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter." INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF TECHNOLOGY FUND
     Investment Objective: Capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies in technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF TOTAL RETURN FUND

     Investment Objective: A high total return of investment through capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF UTILITIES FUND
     Investment Objective: Capital appreciation and income. The assets of the Fund are invested primarily in equity securities of companies principally engaged in business as public utilities. INVESCO Funds Group, Inc. is the Fund's investment adviser.


JANUS ASPEN SERIES
The Janus Aspen Series is an open-end management investment company whose shares are offered in connection with investment in and payments under variable annuity contracts and variable life insurance policies, as well as certain qualified retirement plans. Janus Capital Corporation serves as investment adviser to each Portfolio.

     CAPITAL APPRECIATION PORTFOLIO: SERVICE SHARES
     Investment Objective: Long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

     GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES
     Investment Objective: Long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Under normal circumstances, the Portfolio invests at least 65% of its total assets in securities of companies that the Portfolio manager believes will benefit significantly from advances or improvements in technology.

     INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES
     Investment Objective: Long-term growth of capital by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.


J.P. MORGAN SERIES TRUST II
J.P. Morgan Series Trust II, a Delaware business trust, is an open-end diversified management investment company established to provide for the investment of assets of separate accounts of life insurance companies and of qualified pension and retirement plans outside of the separate account context. J.P. Morgan Series Trust II is managed by J.P. Morgan Investment Management Inc. ("Morgan").

     J.P. MORGAN BOND PORTFOLIO
     Investment Objective: To provide high total return consistent with moderate risk of capital maintenance of liquidity. The Portfolio seeks to meet its objectives by investing primarily in fixed income securities including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that Morgan believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions, Morgan will keep the Portfolio's duration within one year of that of the Salomon Smith Barney Investment Grade Bond Index (currently about 5 years). The Portfolio may invest up to 20% of its assets in debt securities denominated in foreign currencies, and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
     Investment Objective: To provide high total return from a portfolio of equity securities of foreign companies. The Portfolio seeks to meet its objective by investing primarily in companies from developed markets other than the U.S. The Portfolio's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most countries of Western Europe; emerging markets include most other countries in the world.

     J.P. MORGAN SMALL COMPANY PORTFOLIO
     Investment Objective: To provide a high total return from a portfolio of small company stocks. The Portfolio seeks to meet its objective by investing primarily in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less tan $2 billion, typically represented by the Russell 2000 Index. The portfolio can moderately underweight or overweight industries against the Russell 2000 Index's industry weightings when it believes it will benefit performance. The Portfolio generally considers selling stocks that appear overvalued or have grown into large-cap stocks.


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     J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
     Investment Objective: To provide high total return from a portfolio of selected equity securities. The Portfolio seeks to meet its objective by investing primarily in large- and medium- capitalization U.S. companies. Industry by industry, the Portfolio's weightings are similar to those of the S&P 500. By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Portfolio seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.


MFS VARIABLE INSURANCE TRUST
MFS Variable Insurance Trust (the "Trust") is an open end management investment company. The Trust offers shares of its series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Massachusetts Financial Services Company ("MFS") serves as the Series' investment adviser.

     MFS INVESTORS GROWTH STOCK SERIES: SERVICE CLASS
     Investment Objective: Long-term growth of capital and future income rather than current income. The Series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offers better than average prospects for long-term growth.

     MFS MID CAP GROWTH SERIES: SERVICE CLASS
     Investment Objective: Long-term growth of capital. The Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which MFS believes have above-average growth potential.

     MFS UTILITIES SERIES
     Investment Objective: Current income above that available from a portfolio invested entirely in equity securities.

     MFS VALUE SERIES: SERVICE CLASS
     Investment Objective: Capital appreciation. The Series invests, under normal market conditions, at least 80% of its total assets in equity securities of large capitalization companies that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("AMT")
     Neuberger Berman AMT is an open-end, diversified management investment company that offers its Portfolios in connection with variable annuity contracts and variable life insurance policies, and certain qualified plans. Prior to May 1, 2000, the Portfolios invested through a two-tier master/feeder structure, whereby each Portfolio invested its assets in another fund that served as a corresponding "master series;" the master series invested in securities. Effective May 1, 2000, the Portfolios converted to a conventional one-tier structure, whereby each portfolio holds its securities directly. Neuberger Berman Management Inc. is the investment adviser.

     AMT PARTNERS PORTFOLIO
     Investment Objective: Capital growth. The Portfolio pursues its goal by investing mainly in common stocks of mid- to large-capitalization companies.


ONE GROUP(R) INVESTMENT TRUST
One Group Investment Trust is a diversified, open-end management investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 7, 1993. One Group Investment Trust offers shares in the separate mutual funds (the "Funds") shown below, each with its own investment objective. The shares of the Funds are sold to life insurance companies to fund variable annuity contracts and variable life insurance policies. The assets of One Group Investment Trust are managed by Banc One Investment Advisors Corporation.

     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (FORMERLY, ASSET ALLOCATION
     FUND) Investment Objective: To provide total return while preserving capital.

     ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
     Investment Objective: To maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
     Investment Objective: Long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
     Investment Objective: Long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

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     ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
     Investment Objective: Investment results that correspond to the aggregated price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"*).

     *"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Portfolio.

     ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
     Investment Objective: A high level of current income with liquidity and safety of principal.

     ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (FORMERLY, LARGE COMPANY GROWTH FUND) Investment Objective: Long-term capital appreciation and growth of income by investing primarily in equity securities.

     ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
     Investment Objective: Growth of capital and, secondarily, current income, by investing primarily in equity securities. Issuers will include medium sized companies with a history of above-average growth or companies that are expected to enter periods of above-average growth, and smaller companies which are positioned in emerging growth industries.

     ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
     Investment Objective: Capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.



OPPENHEIMER VARIABLE ACCOUNT FUNDS
The Oppenheimer Variable Account Funds are an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts. OppenheimerFunds, Inc. is the investment adviser.

     OPPENHEIMER CAPITAL APPRECIATION FUND/VA
     Investment Objective: Capital appreciation by investing in securities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (companies which have an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.

     OPPENHEIMER GLOBAL SECURITIES FUND/VA
     Investment Objective: Long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special appreciation possibilities. These securities may be considered speculative.

     OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
     Investment Objective: High total return, which stocks, preferred stocks, convertible securities and warrants. Debt investments will include bonds, participation includes growth in the value of its shares as well as current income from quality and debt securities. In seeking its investment objectives, the Fund may invest in equity and debt securities. Equity investments will include common interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. debt obligations, and cash and cash equivalents. From time to time, the Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

PIMCO VARIABLE INSURANCE TRUST
The PIMCO Variable Insurance Trust is an open-end management investment company comprised of separate portfolios, each of which is treated as a separate portfolio and was organized as a Delaware business trust in 1997. Shares of the Portfolios currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies. Pacific Investment Management Company LLC ("PIMCO") serves as investment adviser for the Portfolios.

     PIMCO VIT HIGH YIELD BOND PORTFOLIO
     Investment Objective: The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

     PIMCO VIT REAL RETURN BOND PORTFOLIO
     Investment Objective: The Portfolio seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation- indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

     PIMCO VIT TOTAL RETURN BOND PORTFOLIO
     Investment Objective: The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

ROYCE CAPITAL FUND
The Trust is a diversified, open-end registered management investment company established as a Delaware business trust in 1996. Shares of the Portfolios are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Royce & Associates, Inc. is the Portfolios' investment advisor.

     ROYCE MICRO-CAP PORTFOLIO
     Investment Objective:  Long-term growth of capital.

     ROYCE SMALL-CAP PORTFOLIO
     Investment Objective: Primarily long-term growth of capital, and secondarily current income.

SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND
Investment Objective: Capital appreciation. This portfolio invests primarily in common stocks, both domestic and foreign, considered by its investment adviser to be emerging growth companies, without regard to market capitalization.


SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
The Salomon Brothers Variable Series Funds Inc. is an open-end investment company incorporated in Maryland on October 1, 1997. Shares of the Funds are sold only to separate accounts of insurance companies to fund benefits for variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans. Salomon Brothers Asset Management, Inc. ("SBAM") serves as the Variable Series Funds investment adviser.

     CAPITAL FUND
     Investment Objective: Capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

     HIGH YIELD BOND FUND
     Investment Objective: To maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SBAM to be of comparable quality.

     INVESTORS FUND
     Investment Objective: Primarily to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

     STRATEGIC BOND FUND
     Investment Objective: A high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SBAM broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the investment manager has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the investment manager does not anticipate investing in excess of 75% of the assets in such securities.

     TOTAL RETURN FUND
     Investment Objective: To obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (FORMERLY, MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.)
The Universal Institutional Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

     ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the investment adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     EMERGING MARKETS DEBT PORTFOLIO
     Investment Objective: High total return by investing primarily in dollar and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     EMERGING MARKETS EQUITY PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     EQUITY GROWTH PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in the investment adviser's judgement provide above-average potential for capital growth. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     FIXED INCOME PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, corporate bonds, MBS's, foreign bonds and other fixed income securities and derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     GLOBAL VALUE EQUITY PORTFOLIO (FORMERLY, GLOBAL EQUITY PORTFOLIO) Investment Objective: Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     HIGH YIELD PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield Securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     INTERNATIONAL MAGNUM PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The countries in which the Portfolio will invest are primarily those comprising the Morgan Stanley International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     MID CAP GROWTH PORTFOLIO
     Investment Objective: Long-term capital growth by investing primarily in common stocks and other equity securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Rating Group ("S & P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     MID CAP VALUE PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing in common stock and other equity securities of issuers with equity capitalizations in the range of the companies represented in the S & P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     TECHNOLOGY PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     U.S. REAL ESTATE PORTFOLIO
     Investment Objective: Above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts. Morgan Stanley Asset Management is the Portfolio's investment adviser.

     VALUE PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by Miller Anderson & Sherrerd, LLP to be relatively undervalue based on various measures such as price/earnings ratios and price/book ratios. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

VAN KAMPEN LIFE INVESTMENT TRUST
The Van Kampen Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares of the Trust are offered in separate Portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen Asset Management Inc. serves as each Portfolio's investment adviser.

     COMSTOCK PORTFOLIO: CLASS II
     Investment Objective: Capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

     EMERGING GROWTH PORTFOLIO: CLASS II
     Investment Objective: Capital appreciation. The Portfolio pursues its objective by investing primarily in a portfolio of common stocks considered by the Portfolio's investment adviser to be emerging growth companies.

     ENTERPRISE PORTFOLIO: CLASS II
     Investment Objective: Capital appreciation through investments in securities believed by the Portfolio's investment adviser to have above average potential for capital appreciation.


W&R TARGET FUNDS, INC.
The Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of participating insurance companies to fund certain variable life insurance policies and variable annuity contracts. Waddell & Reed Investment Management Company is the Fund's investment advisor.

     SMALL CAP PORTFOLIO
     Investment Objective: The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

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APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH
BENEFITS FOR ONE INVESTOR CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.83% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 0.86%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.23%, 4.77% and 10.77% for policy years one through four, and rates of -1.08%, 4.92% and 10.92%, for policy years five through twenty, and rates of -0.93%, 5.07% and 11.07%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.58%, 4.42% and 10.42%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1     105,000       88,029       88,029     1,703,050    93,464       93,464    1,703,050      98,901      98,901    1,703,050
    2     215,250      174,706      174,706     1,703,050    191,109     191,109    1,703,050     208,169     208,169    1,703,050
    3     331,013      260,384      260,384     1,703,050    293,499     293,499    1,703,050     329,312     329,312    1,703,050
    4     452,563      345,027      345,027     1,703,050    400,829     400,829    1,703,050     463,601     463,601    1,703,050
    5     580,191      429,228      429,228     1,703,050    514,066     514,066    1,703,050     613,361     613,361    1,703,050
    6     714,201      512,471      512,471     1,703,050    632,935     632,935    1,703,050     779,345     779,345    1,898,799
    7     854,911      594,821      594,821     1,703,050    757,635     757,635    1,792,463     962,453     962,453    2,277,034
    8     897,656      584,155      584,155     1,703,050    790,860     790,860    1,817,552   1,062,007   1,062,007    2,440,701
    9     942,539      573,214      573,214     1,703,050    825,429     825,429    1,843,451   1,171,702   1,171,702    2,616,789
   10     989,666      561,948      561,948     1,703,050    861,376     861,376    1,870,251   1,292,530   1,292,530    2,806,387
   11   1,039,150      550,347      550,347     1,703,050    898,773     898,773    1,898,064   1,425,636   1,425,636    3,010,715
   12   1,091,107      538,364      538,364     1,703,050    937,666     937,666    1,926,906   1,572,239   1,572,239    3,230,955
   13   1,145,662      525,982      525,982     1,703,050    978,130     978,130    1,956,818   1,733,721   1,733,721    3,468,430
   14   1,202,945      513,155      513,155     1,703,050  1,020,223   1,020,223    1,987,788   1,911,570   1,911,570    3,724,476
   15   1,263,093      499,695      499,695     1,703,050  1,063,896   1,063,896    2,019,608   2,107,205   2,107,205    4,000,136
   16   1,326,247      485,504      485,504     1,703,050  1,109,176   1,109,176    2,052,274   2,322,316   2,322,316    4,296,907
   17   1,392,560      470,463      470,463     1,703,050  1,156,089   1,156,089    2,085,831   2,558,734   2,558,734    4,616,500
   18   1,462,188      454,405      454,405     1,703,050  1,204,629   1,204,629    2,120,322   2,818,384   2,818,384    4,960,766
   19   1,535,297      437,147      437,147     1,703,050  1,254,793   1,254,793    2,155,811   3,103,358   3,103,358    5,331,760
   20   1,612,062      418,514      418,514     1,703,050  1,306,595   1,306,595    2,192,386   3,415,970   3,415,970    5,731,787
   21   1,692,665      400,493      400,493     1,703,050  1,363,140   1,363,140    2,235,179   3,767,241   3,767,241    6,177,251
   22   1,777,298      382,442      382,442     1,703,050  1,422,701   1,422,701    2,281,046   4,156,297   4,156,297    6,663,875
   23   1,866,163      363,242      363,242     1,703,050  1,484,721   1,484,721    2,328,915   4,585,083   4,585,083    7,192,108
   24   1,959,471      342,375      342,375     1,703,050  1,549,056   1,549,056    2,378,408   5,056,840   5,056,840    7,764,229
   25   2,057,445      319,631      319,631     1,703,050  1,615,780   1,615,780    2,429,535   5,575,754   5,575,754    8,383,867
   26   2,160,317      294,750      294,750     1,703,050  1,684,957   1,684,957    2,482,396   6,146,378   6,146,378    9,055,270
   27   2,268,333      267,487      267,487     1,703,050  1,756,680   1,756,680    2,537,220   6,773,792   6,773,792    9,783,568
   28   2,381,750      237,523      237,523     1,703,050  1,831,024   1,831,024    2,594,290   7,463,490   7,463,490   10,574,659
   29   2,500,837      204,458      204,458     1,703,050  1,908,049   1,908,049    2,653,931   8,221,397   8,221,397   11,435,255
   30   2,625,879      167,821      167,821     1,703,050  1,987,801   1,987,801    2,716,442   9,053,930   9,053,930   12,372,708

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1     105,000      81,857      81,857      1,703,050     87,041      87,041     1,703,050    92,230       92,230     1,703,050
    2      215,250    162,214      162,214     1,703,050     177,722     177,722    1,703,050     193,861     193,861    1,703,050
    3      331,013    241,122      241,122     1,703,050     272,265     272,265    1,703,050     305,973     305,973    1,703,050
    4      452,563    318,617      318,617     1,703,050     370,900     370,900    1,703,050     429,771     429,771    1,703,050
    5      580,191    394,717      394,717     1,703,050     473,858     473,858    1,703,050     566,595     566,595    1,703,050
    6      714,201    469,448      469,448     1,703,050     581,404     581,404    1,703,050     717,938     717,938    1,749,187
    7      854,911    542,799      542,799     1,703,050     693,796     693,796    1,703,050     883,239     883,239    2,089,626
    8      897,656    524,473      524,473     1,703,050     715,575     715,575    1,703,050     963,994     963,994    2,215,447
    9      942,539    505,330      505,330     1,703,050     737,691     737,691    1,703,050   1,051,667   1,051,667    2,348,712
   10      989,666    485,247      485,247     1,703,050     760,119     760,119    1,703,050   1,146,784   1,146,784    2,489,939
   11    1,039,150    464,107      464,107     1,703,050     782,848     782,848    1,703,050   1,249,929   1,249,929    2,639,650
   12    1,091,107    441,797      441,797     1,703,050     805,881     805,881    1,703,050   1,361,748   1,361,748    2,798,396
   13    1,145,662    418,200      418,200     1,703,050     829,229     829,229    1,703,050   1,482,946   1,482,946    2,966,737
   14    1,202,945    393,173      393,173     1,703,050     852,897     852,897    1,703,050   1,614,279   1,614,279    3,145,237
   15    1,263,093    366,526      366,526     1,703,050     876,872     876,872    1,703,050   1,756,524   1,756,524    3,334,435
   16    1,326,247    338,000      338,000     1,703,050     901,114     901,114    1,703,050   1,910,464   1,910,464    3,534,872
   17    1,392,560    307,257      307,257     1,703,050     925,557     925,557    1,703,050   2,076,876   2,076,876    3,747,127
   18    1,462,188    273,904      273,904     1,703,050     950,132     950,132    1,703,050   2,256,561   2,256,561    3,971,875
   19    1,535,297    237,494      237,494     1,703,050     974,772     974,772    1,703,050   2,450,359   2,450,359    4,209,867
   20    1,612,062    197,538      197,538     1,703,050     999,421     999,421    1,703,050   2,659,174   2,659,174    4,461,930
   21    1,692,665    153,551      153,551     1,703,050   1,024,066   1,024,066    1,703,050   2,884,058   2,884,058    4,729,070
   22    1,777,298    105,009      105,009     1,703,050   1,048,711   1,048,711    1,703,050   3,126,176   3,126,176    5,012,261
   23    1,866,163     51,337       51,337     1,703,050   1,073,381   1,073,381    1,703,050   3,386,830   3,386,830    5,312,542
   24    1,959,471      (*)          (*)          (*)      1,098,081   1,098,081    1,703,050   3,667,361   3,667,361    5,630,834
   25    2,057,445      (*)          (*)          (*)      1,122,768   1,122,768    1,703,050   3,969,039   3,969,039    5,967,964
   26    2,160,317      (*)          (*)          (*)      1,147,356   1,147,356    1,703,050   4,293,049   4,293,049    6,324,817
   27    2,268,333      (*)          (*)          (*)      1,171,722   1,171,722    1,703,050   4,640,458   4,640,458    6,702,337
   28    2,381,750      (*)          (*)          (*)      1,195,716   1,195,716    1,703,050   5,012,213   5,012,213    7,101,563
   29    2,500,837      (*)          (*)          (*)      1,219,197   1,219,197    1,703,050   5,409,254   5,409,254    7,523,806
   30    2,625,879      (*)          (*)          (*)      1,242,109   1,242,109    1,703,050   5,832,802   5,832,802    7,970,854


(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      87,829       87,829     1,790,878      93,251      93,251   1,796,301      98,677      98,677    1,801,726
    2      215,250     174,061      174,061     1,877,110     190,398     190,398   1,893,448     207,389     207,389    1,910,438
    3      331,013     259,054      259,054     1,962,104     291,974     291,974   1,995,023     327,573     327,573    2,030,623
    4      452,563     342,745      342,745     2,045,794     398,107     398,107   2,101,157     460,376     460,376    2,163,425
    5      580,191     425,668      425,668     2,128,718     509,653     509,653   2,212,702     607,928     607,928    2,310,977
    6      714,201     507,265      507,265     2,210,315     626,227     626,227   2,329,276     771,094     771,094    2,474,144
    7      854,911     587,573      587,573     2,290,622     748,100     748,100   2,451,149     951,602     951,602    2,654,651
    8      897,656     574,761      574,761     2,277,810     778,131     778,131   2,481,181   1,048,383   1,048,383    2,751,432
    9      942,539     561,557      561,557     2,264,607     809,090     809,090   2,512,140   1,155,145   1,155,145    2,858,194
   10      989,666     547,900      547,900     2,250,949     840,954     840,954   2,544,003   1,272,904   1,272,904    2,975,953
   11    1,039,150     533,786      533,786     2,236,835     873,758     873,758   2,576,807   1,402,850   1,402,850    3,105,900
   12    1,091,107     519,162      519,162     2,222,212     907,489     907,489   2,610,538   1,546,250   1,546,250    3,249,300
   13    1,145,662     504,019      504,019     2,207,069     942,177     942,177   2,645,226   1,704,553   1,704,553    3,410,079
   14    1,202,945     488,308      488,308     2,191,357     977,812     977,812   2,680,862   1,879,232   1,879,232    3,661,469
   15    1,263,093     471,779      471,779     2,174,829   1,014,179   1,014,179   2,717,229   2,071,547   2,071,547    3,932,446
   16    1,326,247     454,323      454,323     2,157,373   1,051,189   1,051,189   2,754,238   2,283,016   2,283,016    4,224,193
   17    1,392,560     435,808      435,808     2,138,858   1,088,728   1,088,728   2,791,778   2,515,432   2,515,432    4,538,375
   18    1,462,188     416,042      416,042     2,119,091   1,126,612   1,126,612   2,829,662   2,770,687   2,770,687    4,876,813
   19    1,535,297     394,826      394,826     2,097,876   1,164,640   1,164,640   2,867,689   3,050,838   3,050,838    5,241,527
   20    1,612,062     371,988      371,988     2,075,037   1,202,623   1,202,623   2,905,672   3,358,158   3,358,158    5,634,783
   21    1,692,665     349,932      349,932     2,052,982   1,244,338   1,244,338   2,947,387   3,703,483   3,703,483    6,072,705
   22    1,777,298     328,082      328,082     2,031,131   1,288,166   1,288,166   2,991,215   4,085,953   4,085,953    6,551,092
   23    1,866,163     305,007      305,007     2,008,056   1,332,740   1,332,740   3,035,789   4,507,482   4,507,482    7,070,384
   24    1,959,471     280,112      280,112     1,983,162   1,377,472   1,377,472   3,080,521   4,971,254   4,971,254    7,632,820
   25    2,057,445     253,224      253,224     1,956,274   1,422,173   1,422,173   3,125,222   5,481,384   5,481,384    8,241,969
   26    2,160,317     224,133      224,133     1,927,182   1,466,605   1,466,605   3,169,654   6,042,349   6,042,349    8,902,006
   27    2,268,333     192,666      192,666     1,895,715   1,510,556   1,510,556   3,213,606   6,659,143   6,659,143    9,617,977
   28    2,381,750     158,596      158,596     1,861,645   1,553,744   1,553,744   3,256,794   7,337,166   7,337,166   10,395,677
   29    2,500,837     121,639      121,639     1,824,689   1,595,814   1,595,814   3,298,863   8,082,244   8,082,244   11,241,705
   30    2,625,879      81,476       81,476     1,784,526   1,636,349   1,636,349   3,339,398   8,900,684   8,900,684   12,163,289


(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
         PREMIUMS
         PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY  INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR     AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1     105,000     81,449       81,449     1,784,498     86,608      86,608     1,789,658      91,773      91,773    1,794,822
    2     215,250    160,958      160,958     1,864,008    176,336     176,336     1,879,385     192,339     192,339    1,895,388
    3     331,013    238,524      238,524     1,941,574    269,284     269,284     1,972,333     302,572     302,572    2,005,621
    4     452,563    314,126      314,126     2,017,175    365,541     365,541     2,068,590     423,419     423,419    2,126,468
    5     580,191    387,709      387,709     2,090,759    465,165     465,165     2,168,214     555,886     555,886    2,258,936
    6     714,201    459,221      459,221     2,162,270    568,215     568,215     2,271,264     701,087     701,087    2,404,137
    7     854,911    528,539      528,539     2,231,588    674,683     674,683     2,377,732     860,175     860,175    2,563,224
    8     897,656    506,006      506,006     2,209,056    689,600     689,600     2,392,650     934,042     934,042    2,637,092
    9     942,539    482,466      482,466     2,185,515    703,767     703,767     2,406,816   1,014,105   1,014,105    2,717,154
   10     989,666    457,795      457,795     2,160,845    717,008     717,008     2,420,057   1,100,857   1,100,857    2,803,907
   11   1,039,150    431,893      431,893     2,134,942    729,158     729,158     2,432,207   1,194,865   1,194,865    2,897,914
   12   1,091,107    404,673      404,673     2,107,723    740,062     740,062     2,443,111   1,296,767   1,296,767    2,999,816
   13   1,145,662    376,053      376,053     2,079,102    749,557     749,557     2,452,607   1,407,270   1,407,270    3,110,319
   14   1,202,945    345,932      345,932     2,048,981    757,457     757,457     2,460,507   1,527,134   1,527,134    3,230,183
   15   1,263,093    314,162      314,162     2,017,211    763,513     763,513     2,466,562   1,657,144   1,657,144    3,360,194
   16   1,326,247    280,524      280,524     1,983,574    767,392     767,392     2,470,442   1,798,092   1,798,092    3,501,142
   17   1,392,560    244,738      244,738     1,947,787    768,678     768,678     2,471,727   1,950,778   1,950,778    3,653,827
   18   1,462,188    206,488      206,488     1,909,537    766,896     766,896     2,469,946   2,116,045   2,116,045    3,819,095
   19   1,535,297    165,445      165,445     1,868,495    761,535     761,535     2,464,584   2,294,806   2,294,806    3,997,856
   20   1,612,062    121,286      121,286     1,824,336    752,055     752,055     2,455,105   2,488,065   2,488,065    4,191,115
   21   1,692,665     73,757       73,757     1,776,807    737,964     737,964     2,441,014   2,696,976   2,696,976    4,422,307
   22   1,777,298     22,625       22,625     1,725,674    718,765     718,765     2,421,814   2,922,589   2,922,589    4,685,846
   23   1,866,163      (*)          (*)          (*)       693,952     693,952     2,397,001   3,165,975   3,165,975    4,966,111
   24   1,959,471      (*)          (*)          (*)       662,907     662,907     2,365,956   3,428,178   3,428,178    5,263,596
   25   2,057,445      (*)          (*)          (*)       624,801     624,801     2,327,850   3,710,173   3,710,173    5,578,726
   26   2,160,317      (*)          (*)          (*)       578,582     578,582     2,281,631   4,013,043   4,013,043    5,912,292
   27   2,268,333      (*)          (*)          (*)       522,962     522,962     2,226,012   4,337,785   4,337,785    6,265,178
   28   2,381,750      (*)          (*)          (*)       456,423     456,423     2,159,472   4,685,284   4,685,284    6,638,352
   29   2,500,837      (*)          (*)          (*)       377,326     377,326     2,080,376   5,056,419   5,056,419    7,033,043
   30   2,625,879      (*)          (*)          (*)       284,148     284,148     1,987,198   5,452,332   5,452,332    7,450,920


(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR BANKERS TRUST COMPANY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.75% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 0.85%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.15%, 4.85% and 10.85% for policy years one through four, and rates of -1.00%, 5.00% and 11.00%, for policy years five through twenty, and rates of -0.85%, 5.15% and 11.15%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      88,101       88,101     1,703,050      93,536      93,536   1,703,050      98,974      98,974    1,703,050
    2      215,250     174,920      174,920     1,703,050     191,333     191,333   1,703,050     208,401     208,401    1,703,050
    3      331,013     260,808      260,808     1,703,050     293,958     293,958   1,703,050     329,808     329,808    1,703,050
    4      452,563     345,728      345,728     1,703,050     401,619     401,619   1,703,050     464,488     464,488    1,703,050
    5      580,191     430,272      430,272     1,703,050     515,291     515,291   1,703,050     614,792     614,792    1,703,050
    6      714,201     513,924      513,924     1,703,050     634,709     634,709   1,703,050     781,486     781,486    1,904,015
    7      854,911     596,746      596,746     1,703,050     760,065     760,065   1,798,211     965,510     965,510    2,284,267
    8      897,656     586,542      586,542     1,703,050     794,000     794,000   1,824,768   1,066,148   1,066,148    2,450,217
    9      942,539     576,052      576,052     1,703,050     829,337     829,337   1,852,178   1,177,117   1,177,117    2,628,883
   10      989,666     565,227      565,227     1,703,050     866,113     866,113   1,880,536   1,299,438   1,299,438    2,821,387
   11    1,039,150     554,055      554,055     1,703,050     904,403     904,403   1,909,954   1,434,288   1,434,288    3,028,986
   12    1,091,107     542,492      542,492     1,703,050     944,258     944,258   1,940,453   1,582,919   1,582,919    3,252,903
   13    1,145,662     530,520      530,520     1,703,050     985,757     985,757   1,972,075   1,746,755   1,746,755    3,494,506
   14    1,202,945     518,093      518,093     1,703,050   1,028,961   1,028,961   2,004,813   1,927,328   1,927,328    3,755,179
   15    1,263,093     505,024      505,024     1,703,050   1,073,824   1,073,824   2,038,455   2,126,105   2,126,105    4,036,015
   16    1,326,247     491,214      491,214     1,703,050   1,120,380   1,120,380   2,073,004   2,344,833   2,344,833    4,338,570
   17    1,392,560     476,547      476,547     1,703,050   1,168,656   1,168,656   2,108,504   2,585,403   2,585,403    4,664,617
   18    1,462,188     460,854      460,854     1,703,050   1,218,650   1,218,650   2,145,002   2,849,810   2,849,810    5,016,080
   19    1,535,297     443,953      443,953     1,703,050   1,270,365   1,270,365   2,182,565   3,140,221   3,140,221    5,395,093
   20    1,612,062     425,672      425,672     1,703,050   1,323,817   1,323,817   2,221,284   3,459,035   3,459,035    5,804,048
   21    1,692,665     407,997      407,997     1,703,050   1,382,159   1,382,159   2,266,364   3,817,481   3,817,481    6,259,631
   22    1,777,298     390,280      390,280     1,703,050   1,443,649   1,443,649   2,314,632   4,214,757   4,214,757    6,757,606
   23    1,866,163     371,406      371,406     1,703,050   1,507,729   1,507,729   2,365,006   4,652,922   4,652,922    7,298,519
   24    1,959,471     350,860      350,860     1,703,050   1,574,259   1,574,259   2,417,104   5,135,353   5,135,353    7,884,776
   25    2,057,445     328,431      328,431     1,703,050   1,643,319   1,643,319   2,470,943   5,666,399   5,666,399    8,520,164
   26    2,160,317     303,862      303,862     1,703,050   1,714,980   1,714,980   2,526,627   6,250,796   6,250,796    9,209,106
   27    2,268,333     276,906      276,906     1,703,050   1,789,342   1,789,342   2,584,394   6,893,828   6,893,828    9,956,940
   28    2,381,750     247,244      247,244     1,703,050   1,866,488   1,866,488   2,644,537   7,601,216   7,601,216   10,769,796
   29    2,500,837     214,479      214,479     1,703,050   1,946,485   1,946,485   2,707,393   8,379,136   8,379,136   11,654,656
   30    2,625,879     178,137      178,137     1,703,050   2,029,388   2,029,388   2,773,273   9,234,284   9,234,284   12,619,172

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     81,926       81,926     1,703,050      87,110      87,110    1,703,050      92,300      92,300    1,703,050
    2      215,250    162,417      162,417     1,703,050     177,933     177,933    1,703,050     194,081     194,081    1,703,050
    3      331,013    241,520      241,520     1,703,050     272,697     272,697    1,703,050     306,441     306,441    1,703,050
    4      452,563    319,273      319,273     1,703,050     371,640     371,640    1,703,050     430,603     430,603    1,703,050
    5      580,191    395,691      395,691     1,703,050     475,001     475,001    1,703,050     567,932     567,932    1,703,050
    6      714,201    470,797      470,797     1,703,050     583,053     583,053    1,703,050     719,937     719,937    1,754,058
    7      854,911    544,581      544,581     1,703,050     696,065     696,065    1,703,050     886,060     886,060    2,096,300
    8      897,656    526,672      526,672     1,703,050     718,516     718,516    1,703,050     967,769     967,769    2,224,124
    9      942,539    507,930      507,930     1,703,050     741,358     741,358    1,703,050   1,056,546   1,056,546    2,359,610
   10      989,666    488,232      488,232     1,703,050     764,573     764,573    1,703,050   1,152,936   1,152,936    2,503,296
   11    1,039,150    467,462      467,462     1,703,050     788,155     788,155    1,703,050   1,257,540   1,257,540    2,655,721
   12    1,091,107    445,506      445,506     1,703,050     812,114     812,114    1,703,050   1,371,026   1,371,026    2,817,463
   13    1,145,662    422,247      422,247     1,703,050     836,465     836,465    1,703,050   1,494,126   1,494,126    2,989,104
   14    1,202,945    397,544      397,544     1,703,050     861,223     861,223    1,703,050   1,627,621   1,627,621    3,171,233
   15    1,263,093    371,205      371,205     1,703,050     886,383     886,383    1,703,050   1,772,319   1,772,319    3,364,417
   16    1,326,247    342,971      342,971     1,703,050     911,915     911,915    1,703,050   1,929,032   1,929,032    3,569,227
   17    1,392,560    312,506      312,506     1,703,050     937,768     937,768    1,703,050   2,098,573   2,098,573    3,786,272
   18    1,462,188    279,414      279,414     1,703,050     963,886     963,886    1,703,050   2,281,777   2,281,777    4,016,260
   19    1,535,297    243,251      243,251     1,703,050     990,220     990,220    1,703,050   2,479,527   2,479,527    4,259,979
   20    1,612,062    203,524      203,524     1,703,050   1,016,736   1,016,736    1,706,020   2,692,767   2,692,767    4,518,297
   21    1,692,665    159,750      159,750     1,703,050   1,043,434   1,043,434    1,710,947   2,922,596   2,922,596    4,792,262
   22    1,777,298    111,403      111,403     1,703,050   1,070,324   1,070,324    1,716,072   3,170,232   3,170,232    5,082,898
   23    1,866,163     57,903       57,903     1,703,050   1,097,434   1,097,434    1,721,422   3,437,035   3,437,035    5,391,293
   24    1,959,471      (*)          (*)          (*)      1,124,760   1,124,760    1,726,947   3,724,406   3,724,406    5,718,420
   25    2,057,445      (*)          (*)          (*)      1,152,248   1,152,248    1,732,554   4,033,681   4,033,681    6,065,161
   26    2,160,317      (*)          (*)          (*)      1,179,788   1,179,788    1,738,145   4,366,111   4,366,111    6,432,457
   27    2,268,333      (*)          (*)          (*)      1,207,221   1,207,221    1,743,621   4,722,834   4,722,834    6,821,315
   28    2,381,750      (*)          (*)          (*)      1,234,364   1,234,364    1,748,911   5,104,863   5,104,863    7,232,834
   29    2,500,837      (*)          (*)          (*)      1,261,070   1,261,070    1,754,039   5,513,212   5,513,212    7,668,403
   30    2,625,879      (*)          (*)          (*)      1,287,262   1,287,262    1,759,117   5,949,184   5,949,184    8,129,897


(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER   DEATH         CASH      SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      87,901       87,901     1,790,950     93,324      93,324    1,796,373      98,749      98,749    1,801,799
    2      215,250     174,274      174,274     1,877,324    190,620     190,620    1,893,670     207,620     207,620    1,910,669
    3      331,013     259,476      259,476     1,962,526    292,431     292,431    1,995,480     328,066     328,066    2,031,116
    4      452,563     343,440      343,440     2,046,490    398,891     398,891    2,101,940     461,256     461,256    2,164,305
    5      580,191     426,702      426,702     2,129,752    510,865     510,865    2,213,915     609,343     609,343    2,312,393
    6      714,201     508,700      508,700     2,211,749    627,978     627,978    2,331,027     773,222     773,222    2,476,272
    7      854,911     589,469      589,469     2,292,519    750,509     750,509    2,453,559     954,650     954,650    2,657,700
    8      897,656     577,105      577,105     2,280,154    781,256     781,256    2,484,305   1,052,523   1,052,523    2,755,572
    9      942,539     564,333      564,333     2,267,383    812,989     812,989    2,516,038   1,160,572   1,160,572    2,863,622
   10      989,666     551,093      551,093     2,254,143    845,689     845,689    2,548,738   1,279,846   1,279,846    2,982,896
   11    1,039,150     537,381      537,381     2,240,431    879,397     879,397    2,582,447   1,411,567   1,411,567    3,114,617
   12    1,091,107     523,144      523,144     2,226,193    914,103     914,103    2,617,153   1,557,040   1,557,040    3,260,089
   13    1,145,662     508,371      508,371     2,211,421    949,841     949,841    2,652,891   1,717,757   1,717,757    3,436,493
   14    1,202,945     493,014      493,014     2,196,064    986,607     986,607    2,689,656   1,895,199   1,895,199    3,692,579
   15    1,263,093     476,824      476,824     2,179,873   1,024,188   1,024,188   2,727,237   2,090,661   2,090,661    3,968,731
   16    1,326,247     459,689      459,689     2,162,738   1,062,501   1,062,501   2,765,551   2,305,741   2,305,741    4,266,240
   17    1,392,560     441,477      441,477     2,144,526   1,101,438   1,101,438   2,804,487   2,542,300   2,542,300    4,586,850
   18    1,462,188     421,995      421,995     2,125,045   1,140,818   1,140,818   2,843,868   2,802,298   2,802,298    4,932,452
   19    1,535,297     401,045      401,045     2,104,094   1,180,447   1,180,447   2,883,496   3,087,866   3,087,866    5,305,144
   20    1,612,062     378,451      378,451     2,081,501   1,220,140   1,220,140   2,923,189   3,401,364   3,401,364    5,707,279
   21    1,692,665     356,630      356,630     2,059,680   1,263,709   1,263,709   2,966,759   3,753,832   3,753,832    6,155,263
   22    1,777,298     334,995      334,995     2,038,044   1,309,521   1,309,521   3,012,570   4,144,483   4,144,483    6,644,934
   23    1,866,163     312,114      312,114     2,015,164   1,356,214   1,356,214   3,059,264   4,575,341   4,575,341    7,176,827
   24    1,959,471     287,393      287,393     1,990,443   1,403,210   1,403,210   3,106,260   5,049,727   5,049,727    7,753,308
   25    2,057,445     260,657      260,657     1,963,706   1,450,326   1,450,326   3,153,375   5,571,918   5,571,918    8,378,100
   26    2,160,317     231,693      231,693     1,934,742   1,497,332   1,497,332   3,200,381   6,146,570   6,146,570    9,055,552
   27    2,268,333     200,328      200,328     1,903,377   1,544,024   1,544,024   3,247,073   6,778,879   6,778,879    9,790,915
   28    2,381,750     166,333      166,333     1,869,382   1,590,128   1,590,128   3,293,177   7,474,470   7,474,470   10,590,216
   29    2,500,837     129,422      129,422     1,832,472   1,635,296   1,635,296   3,338,345   8,239,418   8,239,418   11,460,320
   30    2,625,879      89,273       89,273     1,792,323   1,679,121   1,679,121   3,382,171   9,080,306   9,080,306   12,408,752

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     81,518       81,518     1,784,567     86,677      86,677     1,789,727     91,841       91,841    1,794,891
    2      215,250    161,159      161,159     1,864,209    176,545     176,545     1,879,595     192,556     192,556    1,895,606
    3      331,013    238,918      238,918     1,941,968    269,711     269,711     1,972,760     303,033     303,033    2,006,083
    4      452,563    314,771      314,771     2,017,821    366,269     366,269     2,069,318     424,237     424,237    2,127,286
    5      580,191    388,662      388,662     2,091,712    466,283     466,283     2,169,333     557,194     557,194    2,260,243
    6      714,201    460,534      460,534     2,163,584    569,820     569,820     2,272,869     703,040     703,040    2,406,089
    7      854,911    530,264      530,264     2,233,314    676,878     676,878     2,379,927     862,955     862,955    2,566,005
    8      897,656    508,120      508,120     2,211,170    692,423     692,423     2,395,473     937,790     937,790    2,640,839
    9      942,539    484,943      484,943     2,187,993    707,257     707,257     2,410,307   1,018,979   1,018,979    2,722,028
   10      989,666    460,612      460,612     2,163,661    721,206     721,206     2,424,256   1,107,038   1,107,038    2,810,088
   11    1,039,150    435,023      435,023     2,138,072    734,106     734,106     2,437,155   1,202,557   1,202,557    2,905,607
   12    1,091,107    408,091      408,091     2,111,140    745,801     745,801     2,448,851   1,306,202   1,306,202    3,009,252
   13    1,145,662    379,731      379,731     2,082,781    756,132     756,132     2,459,181   1,418,710   1,418,710    3,121,759
   14    1,202,945    349,844      349,844     2,052,893    764,911     764,911     2,467,960   1,540,875   1,540,875    3,243,925
   15    1,263,093    318,279      318,279     2,021,328    771,890     771,890     2,474,940   1,673,521   1,673,521    3,376,570
   16    1,326,247    284,817      284,817     1,987,867    776,738     776,738     2,479,788   1,817,481   1,817,481    3,520,531
   17    1,392,560    249,176      249,176     1,952,225    779,038     779,038     2,482,087   1,973,604   1,973,604    3,676,654
   18    1,462,188    211,039      211,039     1,914,089    778,316     778,316     2,481,365   2,142,788   2,142,788    3,845,837
   19    1,535,297    170,077      170,077     1,873,126    774,058     774,058     2,477,107   2,326,004   2,326,004    4,029,053
   20    1,612,062    125,962      125,962     1,829,012    765,725     765,725     2,468,774   2,524,322   2,524,322    4,235,656
   21    1,692,665     78,440       78,440     1,781,489    752,823     752,823     2,455,873   2,738,818   2,738,818    4,490,917
   22    1,777,298     27,274       27,274     1,730,324    734,852     734,852     2,437,902   2,970,502   2,970,502    4,762,666
   23    1,866,163      (*)          (*)          (*)       711,306     711,306     2,414,355   3,220,439   3,220,439    5,051,543
   24    1,959,471      (*)          (*)          (*)       681,563     681,563     2,384,612   3,489,692   3,489,692    5,358,043
   25    2,057,445      (*)          (*)          (*)       644,789     644,789     2,347,839   3,779,469   3,779,469    5,682,920
   26    2,160,317      (*)          (*)          (*)       599,929     599,929     2,302,979   4,090,941   4,090,941    6,027,057
   27    2,268,333      (*)          (*)          (*)       545,690     545,690     2,248,740   4,425,173   4,425,173    6,391,395
   28    2,381,750      (*)          (*)          (*)       480,545     480,545     2,183,594   4,783,117   4,783,117    6,776,967
   29    2,500,837      (*)          (*)          (*)       402,848     402,848     2,105,897   5,165,721   5,165,721    7,185,073
   30    2,625,879      (*)          (*)          (*)       311,065     311,065     2,014,114   5,574,206   5,574,206    7,617,468


(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR FIDELITY INVESTMENTS CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option. The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.78% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 0.79%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.18%, 4.82% and 10.82% for policy years one through four, and rates of -1.03%, 4.97% and 10.97%, for policy years five through twenty, and rates of -0.88%, 5.12% and 11.12%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.53%, 4.47% and 10.47%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
         PREMIUMS
         PAID PLUS                   CASH                                 CASH                                CASH
 POLICY  INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER     DEATH      CASH      SURRENDER      DEATH
  YEAR     AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1     105,000      88,074       88,074     1,703,050      93,509      93,509   1,703,050      98,946      98,946    1,703,050
    2     215,250     174,840      174,840     1,703,050     191,249     191,249   1,703,050     208,314     208,314    1,703,050
    3     331,013     260,649      260,649     1,703,050     293,786     293,786   1,703,050     329,622     329,622    1,703,050
    4     452,563     345,465      345,465     1,703,050     401,323     401,323   1,703,050     464,155     464,155    1,703,050
    5     580,191     429,880      429,880     1,703,050     514,831     514,831   1,703,050     614,255     614,255    1,703,050
    6     714,201     513,378      513,378     1,703,050     634,043     634,043   1,703,050     780,682     780,682    1,902,057
    7     854,911     596,024      596,024     1,703,050     759,153     759,153   1,796,054     964,362     964,362    2,281,552
    8     897,656     585,646      585,646     1,703,050     792,821     792,821   1,822,059   1,064,593   1,064,593    2,446,644
    9     942,539     574,986      574,986     1,703,050     827,870     827,870   1,848,901   1,175,083   1,175,083    2,624,342
   10     989,666     563,995      563,995     1,703,050     864,334     864,334   1,876,673   1,296,843   1,296,843    2,815,753
   11   1,039,150     552,662      552,662     1,703,050     902,288     902,288   1,905,487   1,431,038   1,431,038    3,022,122
   12   1,091,107     540,941      540,941     1,703,050     941,781     941,781   1,935,362   1,578,906   1,578,906    3,244,656
   13   1,145,662     528,814      528,814     1,703,050     982,890     982,890   1,966,341   1,741,856   1,741,856    3,484,706
   14   1,202,945     516,236      516,236     1,703,050   1,025,676   1,025,676   1,998,412   1,921,405   1,921,405    3,743,637
   15   1,263,093     503,020      503,020     1,703,050   1,070,091   1,070,091   2,031,368   2,118,999   2,118,999    4,022,525
   16   1,326,247     489,066      489,066     1,703,050   1,116,166   1,116,166   2,065,207   2,336,365   2,336,365    4,322,902
   17   1,392,560     474,257      474,257     1,703,050   1,163,928   1,163,928   2,099,974   2,575,371   2,575,371    4,646,518
   18   1,462,188     458,426      458,426     1,703,050   1,213,374   1,213,374   2,135,715   2,837,986   2,837,986    4,995,269
   19   1,535,297     441,391      441,391     1,703,050   1,264,504   1,264,504   2,172,495   3,126,349   3,126,349    5,371,260
   20   1,612,062     422,976      422,976     1,703,050   1,317,334   1,317,334   2,210,405   3,442,825   3,442,825    5,776,849
   21   1,692,665     405,170      405,170     1,703,050   1,374,997   1,374,997   2,254,621   3,798,566   3,798,566    6,228,616
   22   1,777,298     387,326      387,326     1,703,050   1,435,759   1,435,759   2,301,982   4,192,743   4,192,743    6,722,310
   23   1,866,163     368,329      368,329     1,703,050   1,499,061   1,499,061   2,351,409   4,627,370   4,627,370    7,258,439
   24   1,959,471     347,661      347,661     1,703,050   1,564,762   1,564,762   2,402,523   5,105,774   5,105,774    7,839,361
   25   2,057,445     325,112      325,112     1,703,050   1,632,939   1,632,939   2,455,336   5,632,242   5,632,242    8,468,805
   26   2,160,317     300,424      300,424     1,703,050   1,703,661   1,703,661   2,509,952   6,211,440   6,211,440    9,151,124
   27   2,268,333     273,351      273,351     1,703,050   1,777,025   1,777,025   2,566,605   6,848,576   6,848,576    9,891,581
   28   2,381,750     243,574      243,574     1,703,050   1,853,112   1,853,112   2,625,585   7,549,283   7,549,283   10,696,215
   29   2,500,837     210,694      210,694     1,703,050   1,931,985   1,931,985   2,687,224   8,319,643   8,319,643   11,571,907
   30   2,625,879     174,239      174,239     1,703,050   2,013,695   2,013,695   2,751,828   9,166,247   9,166,247   12,526,196

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     81,900       81,900     1,703,050     87,084      87,084     1,703,050    92,274       92,274     1,703,050
    2      215,250    162,341      162,341     1,703,050    177,854     177,854     1,703,050    193,999     193,999     1,703,050
    3      331,013    241,371      241,371     1,703,050    272,535     272,535     1,703,050    306,265     306,265     1,703,050
    4      452,563    319,027      319,027     1,703,050    371,363     371,363     1,703,050    430,291     430,291     1,703,050
    5      580,191    395,325      395,325     1,703,050    474,572     474,572     1,703,050    567,430     567,430     1,703,050
    6      714,201    470,291      470,291     1,703,050    582,434     582,434     1,703,050    719,187     719,187     1,752,230
    7      854,911    543,912      543,912     1,703,050    695,214     695,214     1,703,050    885,001     885,001     2,093,795
    8      897,656    525,846      525,846     1,703,050    717,412     717,412     1,703,050    966,352     966,352     2,220,866
    9      942,539    506,953      506,953     1,703,050    739,981     739,981     1,703,050   1,054,714   1,054,714    2,355,518
   10      989,666    487,111      487,111     1,703,050    762,900     762,900     1,703,050   1,150,625   1,150,625    2,498,279
   11    1,039,150    466,201      466,201     1,703,050    786,161     786,161     1,703,050   1,254,681   1,254,681    2,649,684
   12    1,091,107    444,113      444,113     1,703,050    809,772     809,772     1,703,050   1,367,540   1,367,540    2,810,299
   13    1,145,662    420,726      420,726     1,703,050    833,745     833,745     1,703,050   1,489,924   1,489,924    2,980,698
   14    1,202,945    395,900      395,900     1,703,050    858,093     858,093     1,703,050   1,622,605   1,622,605    3,161,461
   15    1,263,093    369,445      369,445     1,703,050    882,806     882,806     1,703,050   1,766,380   1,766,380    3,353,144
   16    1,326,247    341,101      341,101     1,703,050    907,852     907,852     1,703,050   1,922,049   1,922,049    3,556,307
   17    1,392,560    310,530      310,530     1,703,050    933,173     933,173     1,703,050   2,090,411   2,090,411    3,771,547
   18    1,462,188    277,340      277,340     1,703,050    958,709     958,709     1,703,050   2,272,290   2,272,290    3,999,561
   19    1,535,297    241,083      241,083     1,703,050    984,404     984,404     1,703,050   2,468,550   2,468,550    4,241,121
   20    1,612,062    201,269      201,269     1,703,050   1,010,216   1,010,216    1,703,050   2,680,122   2,680,122    4,497,080
   21    1,692,665    157,414      157,414     1,703,050   1,036,144   1,036,144    1,703,050   2,908,087   2,908,087    4,768,471
   22    1,777,298    108,992      108,992     1,703,050   1,062,213   1,062,213    1,703,068   3,153,641   3,153,641    5,056,298
   23    1,866,163     55,427      55,427      1,703,050   1,088,465   1,088,465    1,707,354   3,418,125   3,418,125    5,361,631
   24    1,959,471      (*)          (*)          (*)      1,114,914   1,114,914    1,711,829   3,702,914   3,702,914    5,685,423
   25    2,057,445      (*)          (*)          (*)      1,141,522   1,141,522    1,716,426   4,009,322   4,009,322    6,028,535
   26    2,160,317      (*)          (*)          (*)      1,168,205   1,168,205    1,721,080   4,338,573   4,338,573    6,391,887
   27    2,268,333      (*)          (*)          (*)      1,194,838   1,194,838    1,725,736   4,691,779   4,691,779    6,776,461
   28    2,381,750      (*)          (*)          (*)      1,221,256   1,221,256    1,730,338   5,069,927   5,069,927    7,183,335
   29    2,500,837      (*)          (*)          (*)      1,247,292   1,247,292    1,734,876   5,474,003   5,474,003    7,613,867
   30    2,625,879      (*)          (*)          (*)      1,272,834   1,272,834    1,739,400   5,905,279   5,905,279    8,069,899

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                   CASH                                 CASH                                CASH
 POLICY     INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1        105,000      87,874       87,874     1,790,923      93,297      93,297   1,796,346      98,722      98,722    1,801,771
    2        215,250     174,194      174,194     1,877,244     190,537     190,537   1,893,586     207,533     207,533    1,910,583
    3        331,013     259,318      259,318     1,962,367     292,259     292,259   1,995,309     327,881     327,881    2,030,931
    4        452,563     343,179      343,179     2,046,229     398,597     398,597   2,101,646     460,926     460,926    2,163,975
    5        580,191     426,314      426,314     2,129,364     510,410     510,410   2,213,460     608,812     608,812    2,311,862
    6        714,201     508,161      508,161     2,211,211     627,321     627,321   2,330,370     772,424     772,424    2,475,473
    7        854,911     588,757      588,757     2,291,807     749,605     749,605   2,452,654     953,506     953,506    2,656,555
    8        897,656     576,225      576,225     2,279,274     780,083     780,083   2,483,132   1,050,968   1,050,968    2,754,018
    9        942,539     563,291      563,291     2,266,340     811,525     811,525   2,514,574   1,158,534   1,158,534    2,861,584
   10        989,666     549,894      549,894     2,252,943     843,910     843,910   2,546,960   1,277,239   1,277,239    2,980,288
   11      1,039,150     536,030      536,030     2,239,080     877,278     877,278   2,580,328   1,408,293   1,408,293    3,111,342
   12      1,091,107     521,648      521,648     2,224,697     911,618     911,618   2,614,667   1,552,986   1,552,986    3,256,035
   13      1,145,662     506,735      506,735     2,209,785     946,960     946,960   2,650,010   1,712,795   1,712,795    3,426,567
   14      1,202,945     491,244      491,244     2,194,294     983,300     983,300   2,686,350   1,889,199   1,889,199    3,680,887
   15      1,263,093     474,927      474,927     2,177,976   1,020,424   1,020,424   2,723,474   2,083,476   2,083,476    3,955,092
   16      1,326,247     457,670      457,670     2,160,720   1,058,246   1,058,246   2,761,296   2,297,197   2,297,197    4,250,431
   17      1,392,560     439,344      439,344     2,142,393   1,096,656   1,096,656   2,799,706   2,532,196   2,532,196    4,568,620
   18      1,462,188     419,754      419,754     2,122,804   1,135,472   1,135,472   2,838,522   2,790,407   2,790,407    4,911,523
   19      1,535,297     398,703      398,703     2,101,753   1,174,497   1,174,497   2,877,546   3,073,934   3,073,934    5,281,208
   20      1,612,062     376,017      376,017     2,079,067   1,213,544   1,213,544   2,916,594   3,385,104   3,385,104    5,679,995
   21      1,692,665     354,107      354,107     2,057,157   1,256,414   1,256,414   2,959,463   3,734,879   3,734,879    6,124,186
   22      1,777,298     332,390      332,390     2,035,439   1,301,476   1,301,476   3,004,526   4,122,446   4,122,446    6,609,601
   23      1,866,163     309,435      309,435     2,012,485   1,347,369   1,347,369   3,050,419   4,549,785   4,549,785    7,136,740
   24      1,959,471     284,648      284,648     1,987,697   1,393,509   1,393,509   3,096,559   5,020,167   5,020,167    7,707,921
   25      2,057,445     257,853      257,853     1,960,903   1,439,712   1,439,712   3,142,762   5,537,807   5,537,807    8,326,809
   26      2,160,317     228,840      228,840     1,931,890   1,485,745   1,485,745   3,188,795   6,107,292   6,107,292    8,997,686
   27      2,268,333     197,436      197,436     1,900,485   1,531,400   1,531,400   3,234,450   6,733,744   6,733,744    9,725,726
   28      2,381,750     163,411      163,411     1,866,461   1,576,401   1,576,401   3,279,450   7,422,701   7,422,701   10,516,867
   29      2,500,837     126,482      126,482     1,829,532   1,620,396   1,620,396   3,323,445   8,180,143   8,180,143   11,377,875
   30      2,625,879      86,327       86,327     1,789,376   1,662,975   1,662,975   3,366,025   9,012,551   9,012,551   12,316,161

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
         PREMIUMS
         PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY  INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR     AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1     105,000     81,492       81,492     1,784,541     86,651      86,651     1,789,701      91,816      91,816    1,794,865
    2     215,250    161,084      161,084     1,864,133    176,467     176,467     1,879,516     192,475     192,475    1,895,524
    3     331,013    238,770      238,770     1,941,820    269,551     269,551     1,972,600     302,860     302,860    2,005,910
    4     452,563    314,529      314,529     2,017,579    365,996     365,996     2,069,045     423,930     423,930    2,126,979
    5     580,191    388,305      388,305     2,091,354    465,863     465,863     2,168,913     556,703     556,703    2,259,753
    6     714,201    460,041      460,041     2,163,091    569,217     569,217     2,272,267     702,307     702,307    2,405,356
    7     854,911    529,617      529,617     2,232,666    676,054     676,054     2,379,103     861,912     861,912    2,564,961
    8     897,656    507,326      507,326     2,210,376    691,363     691,363     2,394,413     936,383     936,383    2,639,432
    9     942,539    484,013      484,013     2,187,062    705,947     705,947     2,408,996   1,017,148   1,017,148    2,720,198
   10     989,666    459,554      459,554     2,162,603    719,629     719,629     2,422,679   1,104,717   1,104,717    2,807,766
   11   1,039,150    433,847      433,847     2,136,896    732,247     732,247     2,435,296   1,199,667   1,199,667    2,902,717
   12   1,091,107    406,806      406,806     2,109,856    743,644     743,644     2,446,694   1,302,657   1,302,657    3,005,706
   13   1,145,662    378,348      378,348     2,081,398    753,661     753,661     2,456,710   1,414,410   1,414,410    3,117,460
   14   1,202,945    348,373      348,373     2,051,422    762,108     762,108     2,465,158   1,535,709   1,535,709    3,238,759
   15   1,263,093    316,730      316,730     2,019,779    768,740     768,740     2,471,789   1,667,363   1,667,363    3,370,412
   16   1,326,247    283,202      283,202     1,986,252    773,222     773,222     2,476,272   1,810,189   1,810,189    3,513,238
   17   1,392,560    247,505      247,505     1,950,555    775,140     775,140     2,478,189   1,965,017   1,965,017    3,668,066
   18   1,462,188    209,325      209,325     1,912,375    774,018     774,018     2,477,067   2,132,725   2,132,725    3,835,774
   19   1,535,297    168,332      168,332     1,871,382    769,343     769,343     2,472,392   2,314,262   2,314,262    4,017,311
   20   1,612,062    124,200      124,200     1,827,250    760,577     760,577     2,463,626   2,510,672   2,510,672    4,213,722
   21   1,692,665     76,675       76,675     1,779,724    747,226     747,226     2,450,275   2,723,076   2,723,076    4,465,105
   22   1,777,298     25,521       25,521     1,728,570    728,790     728,790     2,431,840   2,952,489   2,952,489    4,733,786
   23   1,866,163      (*)          (*)          (*)       704,765     704,765     2,407,814   3,199,982   3,199,982    5,019,453
   24   1,959,471      (*)          (*)          (*)       674,529     674,529     2,377,578   3,466,588   3,466,588    5,322,569
   25   2,057,445      (*)          (*)          (*)       637,250     637,250     2,340,300   3,753,432   3,753,432    5,643,771
   26   2,160,317      (*)          (*)          (*)       591,875     591,875     2,294,925   4,061,661   4,061,661    5,983,920
   27   2,268,333      (*)          (*)          (*)       537,112     537,112     2,240,162   4,392,315   4,392,315    6,343,938
   28   2,381,750      (*)          (*)          (*)       471,437     471,437     2,174,487   4,746,319   4,746,319    6,724,830
   29   2,500,837      (*)          (*)          (*)       393,208     393,208     2,096,258   5,124,596   5,124,596    7,127,871
   30   2,625,879      (*)          (*)          (*)       300,894     300,894     2,003,944   5,528,335   5,528,335    7,554,783

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR GOLDMAN SACHS CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 1.36%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.30%, 4.70% and 10.70% for policy years one through four, and rates of -1.15%, 4.85% and 10.85%, for policy years five through twenty, and rates of -1.00%, 5.00% and 11.00%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.65%, 4.35% and 10.35%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account.

If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER     DEATH      CASH       SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      87,965       87,965     1,703,050      93,400      93,400   1,703,050      98,838      98,838    1,703,050
    2      215,250     174,518      174,518     1,703,050     190,914     190,914   1,703,050     207,967     207,967    1,703,050
    3      331,013     260,013      260,013     1,703,050     293,097     293,097   1,703,050     328,878     328,878    1,703,050
    4      452,563     344,415      344,415     1,703,050     400,139     400,139   1,703,050     462,826     462,826    1,703,050
    5      580,191     428,316      428,316     1,703,050     512,997     512,997   1,703,050     612,112     612,112    1,703,050
    6      714,201     511,203      511,203     1,703,050     631,387     631,387   1,703,050     777,476     777,476    1,894,246
    7      854,911     593,141      593,141     1,703,050     755,516     755,516   1,787,449     959,785     959,785    2,270,723
    8      897,656     582,074      582,074     1,703,050     788,122     788,122   1,811,260   1,058,397   1,058,397    2,432,403
    9      942,539     570,741      570,741     1,703,050     822,024     822,024   1,835,846   1,166,983   1,166,983    2,606,250
   10      989,666     559,093      559,093     1,703,050     857,251     857,251   1,861,295   1,286,513   1,286,513    2,793,323
   11    1,039,150     547,120      547,120     1,703,050     893,873     893,873   1,887,716   1,418,106   1,418,106    2,994,812
   12    1,091,107     534,774      534,774     1,703,050     931,933     931,933   1,915,125   1,562,949   1,562,949    3,211,864
   13    1,145,662     522,039      522,039     1,703,050     971,502     971,502   1,943,558   1,722,391   1,722,391    3,445,764
   14    1,202,945     508,868      508,868     1,703,050   1,012,635   1,012,635   1,973,004   1,897,881   1,897,881    3,697,805
   15    1,263,093     495,073      495,073     1,703,050   1,055,279   1,055,279   2,003,251   2,090,797   2,090,797    3,968,989
   16    1,326,247     480,555      480,555     1,703,050   1,099,460   1,099,460   2,034,297   2,302,781   2,302,781    4,260,764
   17    1,392,560     465,195      465,195     1,703,050   1,145,199   1,145,199   2,066,182   2,535,612   2,535,612    4,574,784
   18    1,462,188     448,825      448,825     1,703,050   1,192,486   1,192,486   2,098,949   2,791,157   2,791,157    4,912,842
   19    1,535,297     431,263      431,263     1,703,050   1,241,317   1,241,317   2,132,659   3,071,442   3,071,442    5,276,926
   20    1,612,062     412,332      412,332     1,703,050   1,291,702   1,291,702   2,167,396   3,378,709   3,378,709    5,669,265
   21    1,692,665     394,016      394,016     1,703,050   1,346,704   1,346,704   2,208,229   3,723,801   3,723,801    6,106,021
   22    1,777,298     375,684      375,684     1,703,050   1,404,611   1,404,611   2,252,042   4,105,782   4,105,782    6,582,885
   23    1,866,163     356,209      356,209     1,703,050   1,464,865   1,464,865   2,297,771   4,526,505   4,526,505    7,100,222
   24    1,959,471     335,073      335,073     1,703,050   1,527,323   1,527,323   2,345,038   4,989,090   4,989,090    7,660,206
   25    2,057,445     312,063      312,063     1,703,050   1,592,049   1,592,049   2,393,852   5,497,586   5,497,586    8,266,332
   26    2,160,317     286,923      286,923     1,703,050   1,659,104   1,659,104   2,444,307   6,056,394   6,056,394    8,922,698
   27    2,268,333     259,405      259,405     1,703,050   1,728,574   1,728,574   2,496,625   6,670,418   6,670,418    9,634,263
   28    2,381,750     229,189      229,189     1,703,050   1,800,528   1,800,528   2,551,082   7,344,962   7,344,962   10,406,722
   29    2,500,837     195,878      195,878     1,703,050   1,875,020   1,875,020   2,607,991   8,085,736   8,085,736   11,246,563
   30    2,625,879     158,997      158,997     1,703,050   1,952,090   1,952,090   2,667,642   8,898,923   8,898,923   12,160,883

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
         PREMIUMS
         PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY  INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR     AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1     105,000     81,796       81,796     1,703,050      86,981      86,981    1,703,050      92,170      92,170    1,703,050
    2     215,250    162,037      162,037     1,703,050     177,538     177,538    1,703,050     193,670     193,670    1,703,050
    3     331,013    240,773      240,773     1,703,050     271,887     271,887    1,703,050     305,565     305,565    1,703,050
    4     452,563    318,044      318,044     1,703,050     370,253     370,253    1,703,050     429,044     429,044    1,703,050
    5     580,191    393,867      393,867     1,703,050     472,860     472,860    1,703,050     565,428     565,428    1,703,050
    6     714,201    468,271      468,271     1,703,050     579,964     579,964    1,703,050     716,193     716,193    1,744,935
    7     854,911    541,244      541,244     1,703,050     691,817     691,817    1,703,050     880,778     880,778    2,083,803
    8     897,656    522,556      522,556     1,703,050     713,012     713,012    1,703,050     960,701     960,701    2,207,881
    9     942,539    503,065      503,065     1,703,050     734,496     734,496    1,703,050   1,047,414   1,047,414    2,339,215
   10     989,666    482,648      482,648     1,703,050     756,241     756,241    1,703,050   1,141,427   1,141,427    2,478,308
   11   1,039,150    461,189      461,189     1,703,050     778,230     778,230    1,703,050   1,243,306   1,243,306    2,625,662
   12   1,091,107    438,574      438,574     1,703,050     800,462     800,462    1,703,050   1,353,678   1,353,678    2,781,812
   13   1,145,662    414,684      414,684     1,703,050     822,942     822,942    1,703,050   1,473,228   1,473,228    2,947,296
   14   1,202,945    389,379      389,379     1,703,050     845,669     845,669    1,703,050   1,602,689   1,602,689    3,122,656
   15   1,263,093    362,469      362,469     1,703,050     868,621     868,621    1,703,050   1,742,813   1,742,813    3,308,407
   16   1,326,247    333,693      333,693     1,703,050     891,750     891,750    1,703,050   1,894,357   1,894,357    3,505,068
   17   1,392,560    302,715      302,715     1,703,050     914,980     914,980    1,703,050   2,058,067   2,058,067    3,713,190
   18   1,462,188    269,140      269,140     1,703,050     938,229     938,229    1,703,050   2,234,714   2,234,714    3,933,421
   19   1,535,297    232,522      232,522     1,703,050     961,414     961,414    1,703,050   2,425,105   2,425,105    4,166,480
   20   1,612,062    192,373      192,373     1,703,050     984,461     984,461    1,703,050   2,630,109   2,630,109    4,413,161
   21   1,692,665    148,209      148,209     1,703,050   1,007,337   1,007,337    1,703,050   2,850,736   2,850,736    4,674,432
   22   1,777,298     99,507       99,507     1,703,050   1,030,023   1,030,023    1,703,050   3,088,108   3,088,108    4,951,227
   23   1,866,163     45,694       45,694     1,703,050   1,052,515   1,052,515    1,703,050   3,343,480   3,343,480    5,244,543
   24   1,959,471      (*)          (*)          (*)      1,074,784   1,074,784    1,703,050   3,618,137   3,618,137    5,555,256
   25   2,057,445      (*)          (*)          (*)      1,096,744   1,096,744    1,703,050   3,913,297   3,913,297    5,884,148
   26   2,160,317      (*)          (*)          (*)      1,118,254   1,118,254    1,703,050   4,230,087   4,230,087    6,232,058
   27   2,268,333      (*)          (*)          (*)      1,139,119   1,139,119    1,703,050   4,569,519   4,569,519    6,599,878
   28   2,381,750      (*)          (*)          (*)      1,159,094   1,159,094    1,703,050   4,932,479   4,932,479    6,988,592
   29   2,500,837      (*)          (*)          (*)      1,177,924   1,177,924    1,703,050   5,319,848   5,319,848    7,399,450
   30   2,625,879      (*)          (*)          (*)      1,195,405   1,195,405    1,703,050   5,732,779   5,732,779    7,834,167

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                  CURRENT VALUES

                         0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                   CASH                                 CASH                                CASH
 POLICY     INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1        105,000      87,765       87,765     1,790,815      93,188      93,188   1,796,238      98,613      98,613    1,801,663
    2        215,250     173,874      173,874     1,876,924     190,204     190,204   1,893,253     207,187     207,187    1,910,236
    3        331,013     258,686      258,686     1,961,735     291,575     291,575   1,994,624     327,142     327,142    2,030,191
    4        452,563     342,137      342,137     2,045,187     397,423     397,423   2,100,472     459,607     459,607    2,162,657
    5        580,191     424,766      424,766     2,127,815     508,594     508,594   2,211,644     606,692     606,692    2,309,741
    6        714,201     506,013      506,013     2,209,062     624,698     624,698   2,327,748     769,237     769,237    2,472,286
    7        854,911     585,918      585,918     2,288,967     745,997     745,997   2,449,047     948,942     948,942    2,651,992
    8        897,656     572,717      572,717     2,275,766     775,407     775,407   2,478,457   1,044,773   1,044,773    2,747,823
    9        942,539     559,138      559,138     2,262,188     805,694     805,694   2,508,743   1,150,414   1,150,414    2,853,464
   10        989,666     545,119      545,119     2,248,169     836,830     836,830   2,539,880   1,266,857   1,266,857    2,969,907
   11      1,039,150     530,658      530,658     2,233,707     868,851     868,851   2,571,900   1,395,264   1,395,264    3,098,313
   12      1,091,107     515,701      515,701     2,218,750     901,738     901,738   2,604,787   1,536,866   1,536,866    3,239,915
   13      1,145,662     500,238      500,238     2,203,288     935,517     935,517   2,638,566   1,693,077   1,693,077    3,396,126
   14      1,202,945     484,222      484,222     2,187,272     970,176     970,176   2,673,225   1,865,357   1,865,357    3,634,434
   15      1,263,093     467,404      467,404     2,170,454   1,005,495   1,005,495   2,708,544   2,054,940   2,054,940    3,900,922
   16      1,326,247     449,673      449,673     2,152,723   1,041,380   1,041,380   2,744,430   2,263,288   2,263,288    4,187,690
   17      1,392,560     430,900      430,900     2,133,949   1,077,716   1,077,716   2,780,766   2,492,125   2,492,125    4,496,323
   18      1,462,188     410,891      410,891     2,113,940   1,114,312   1,114,312   2,817,362   2,743,285   2,743,285    4,828,581
   19      1,535,297     389,450      389,450     2,092,500   1,150,964   1,150,964   2,854,014   3,018,762   3,018,762    5,186,419
   20      1,612,062     366,405      366,405     2,069,454   1,187,479   1,187,479   2,890,528   3,320,758   3,320,758    5,572,027
   21      1,692,665     344,152      344,152     2,047,202   1,227,603   1,227,603   2,930,653   3,659,930   3,659,930    6,001,289
   22      1,777,298     322,122      322,122     2,025,171   1,269,732   1,269,732   2,972,782   4,035,358   4,035,358    6,469,973
   23      1,866,163     298,885      298,885     2,001,934   1,312,492   1,312,492   3,015,541   4,448,863   4,448,863    6,978,435
   24      1,959,471     273,846      273,846     1,976,896   1,355,289   1,355,289   3,058,338   4,903,513   4,903,513    7,528,811
   25      2,057,445     246,834      246,834     1,949,884   1,397,927   1,397,927   3,100,977   5,403,286   5,403,286    8,124,540
   26      2,160,317     217,640      217,640     1,920,689   1,440,164   1,440,164   3,143,213   5,952,507   5,952,507    8,769,646
   27      2,268,333     186,092      186,092     1,889,141   1,481,780   1,481,780   3,184,829   6,555,998   6,555,998    9,469,003
   28      2,381,750     151,965      151,965     1,855,014   1,522,486   1,522,486   3,225,536   7,218,970   7,218,970   10,228,210
   29      2,500,837     114,978      114,978     1,818,027   1,561,921   1,561,921   3,264,970   7,947,036   7,947,036   11,053,643
   30      2,625,879      74,811       74,811     1,777,861   1,599,661   1,599,661   3,302,711   8,746,273   8,746,273   11,952,278

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     81,389       81,389     1,784,438     86,548      86,548     1,789,598      91,712      91,712    1,794,762
    2      215,250    160,783      160,783     1,863,832    176,153     176,153     1,879,202     192,148     192,148    1,895,198
    3      331,013    238,180      238,180     1,941,229    268,910     268,910     1,971,960     302,169     302,169    2,005,218
    4      452,563    313,562      313,562     2,016,611    364,905     364,905     2,067,954     422,704     422,704    2,125,753
    5      580,191    386,877      386,877     2,089,927    464,188     464,188     2,167,237     554,745     554,745    2,257,794
    6      714,201    458,074      458,074     2,161,123    566,813     566,813     2,269,863     699,383     699,383    2,402,432
    7      854,911    527,033      527,033     2,230,083    672,767     672,767     2,375,817     857,749     857,749    2,560,799
    8      897,656    504,163      504,163     2,207,213    687,139     687,139     2,390,188     930,774     930,774    2,633,824
    9      942,539    480,307      480,307     2,183,357    700,725     700,725     2,403,775   1,009,857   1,009,857    2,712,907
   10      989,666    455,343      455,343     2,158,393    713,352     713,352     2,416,401   1,095,475   1,095,475    2,798,524
   11    1,039,150    429,170      429,170     2,132,219    724,853     724,853     2,427,902   1,188,170   1,188,170    2,891,220
   12    1,091,107    401,702      401,702     2,104,752    735,071     735,071     2,438,121   1,288,561   1,288,561    2,991,611
   13    1,145,662    372,858      372,858     2,075,907    743,845     743,845     2,446,895   1,397,327   1,397,327    3,100,376
   14    1,202,945    342,537      342,537     2,045,587    750,986     750,986     2,454,036   1,515,200   1,515,200    3,218,249
   15    1,263,093    310,592      310,592     2,013,641    756,245     756,245     2,459,295   1,642,931   1,642,931    3,345,981
   16    1,326,247    276,806      276,806     1,979,855    759,291     759,291     2,462,340   1,781,276   1,781,276    3,484,326
   17    1,392,560    240,897      240,897     1,943,947    759,705     759,705     2,462,754   1,930,995   1,930,995    3,634,044
   18    1,462,188    202,553      202,553     1,905,602    757,014     757,014     2,460,064   2,092,885   2,092,885    3,795,935
   19    1,535,297    161,446      161,446     1,864,496    750,707     750,707     2,453,756   2,267,808   2,267,808    3,970,858
   20    1,612,062    117,254      117,254     1,820,303    740,245     740,245     2,443,295   2,456,711   2,456,711    4,159,761
   21    1,692,665     69,724       69,724     1,772,773    725,139     725,139     2,428,188   2,660,711   2,660,711    4,363,760
   22    1,777,298     18,625       18,625     1,721,674    704,890     704,890     2,407,940   2,880,962   2,880,962    4,619,106
   23    1,866,163      (*)          (*)          (*)       678,999     678,999     2,382,048   3,118,543   3,118,543    4,891,709
   24    1,959,471      (*)          (*)          (*)       646,848     646,848     2,349,897   3,374,500   3,374,500    5,181,177
   25    2,057,445      (*)          (*)          (*)       607,611     607,611     2,310,661   3,649,764   3,649,764    5,487,892
   26    2,160,317      (*)          (*)          (*)       560,242     560,242     2,263,291   3,945,212   3,945,212    5,812,360
   27    2,268,333      (*)          (*)          (*)       503,457     503,457     2,206,507   4,261,776   4,261,776    6,155,397
   28    2,381,750      (*)          (*)          (*)       435,744     435,744     2,138,794   4,600,284   4,600,284    6,517,920
   29    2,500,837      (*)          (*)          (*)       355,473     355,473     2,058,522   4,961,555   4,961,555    6,901,096
   30    2,625,879      (*)          (*)          (*)       261,128     261,128     1,964,178   5,346,667   5,346,667    7,306,523

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR HUNTINGTON CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.00% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of February 12, 2002.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.40%, 4.60% and 10.60% for policy years one through four, and rates of -1.25%, 4.75% and 10.75%, for policy years five through twenty, and rates of -1.10%, 4.90% and 10.90%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.75%, 4.25% and 10.25%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


                                     $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                            $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
         PAID PLUS                  CASH                                 CASH                                   CASH
 POLICY   INTEREST      CASH      SURRENDER      DEATH        CASH     SURRENDER      DEATH        CASH       SURRENDER      DEATH
  YEAR     AT 5%        VALUE       VALUE       BENEFIT      VALUE       VALUE       BENEFIT       VALUE        VALUE       BENEFIT
    1      105,000      87,875      87,875    1,703,050      93,310       93,310    1,703,050       98,747       98,747    1,703,050
    2      215,250     174,251     174,251    1,703,050     190,636      190,636    1,703,050      207,677      207,677    1,703,050
    3      331,013     259,484     259,484    1,703,050     292,524      292,524    1,703,050      328,259      328,259    1,703,050
    4      452,563     343,542     343,542    1,703,050     399,155      399,155    1,703,050      461,721      461,721    1,703,050
    5      580,191     427,016     427,016    1,703,050     511,472      511,472    1,703,050      610,331      610,331    1,703,050
    6      714,201     509,397     509,397    1,703,050     629,182      629,182    1,703,050      774,814      774,814    1,887,759
    7      854,911     590,750     590,750    1,703,050     752,498      752,498    1,780,309      955,987      955,987    2,261,738
    8      897,656     579,113     579,113    1,703,050     784,227      784,227    1,802,308    1,053,259    1,053,259    2,420,596
    9      942,539     567,226     567,226    1,703,050     817,182      817,182    1,825,033    1,160,272    1,160,272    2,591,263
   10      989,666     555,039     555,039    1,703,050     851,391      851,391    1,848,570    1,277,963    1,277,963    2,774,759
   11    1,039,150     542,540     542,540    1,703,050     886,917      886,917    1,873,026    1,407,413    1,407,413    2,972,230
   12    1,091,107     529,685     529,685    1,703,050     923,800      923,800    1,898,412    1,549,767    1,549,767    3,184,775
   13    1,145,662     516,453     516,453    1,703,050     962,107      962,107    1,924,762    1,706,326    1,706,326    3,413,624
   14    1,202,945     502,800     502,800    1,703,050   1,001,887    1,001,887    1,952,063    1,878,486    1,878,486    3,660,016
   15    1,263,093     488,536     488,536    1,703,050   1,043,084    1,043,084    1,980,101    2,067,567    2,067,567    3,924,891
   16    1,326,247     473,561     473,561    1,703,050   1,085,720    1,085,720    2,008,873    2,275,145    2,275,145    4,209,629
   17    1,392,560     457,758     457,758    1,703,050   1,129,810    1,129,810    2,038,417    2,502,925    2,502,925    4,515,810
   18    1,462,188     440,955     440,955    1,703,050   1,175,341    1,175,341    2,068,772    2,752,694    2,752,694    4,845,142
   19    1,535,297     422,971     422,971    1,703,050   1,222,305    1,222,305    2,099,995    3,026,389    3,026,389    5,199,522
   20    1,612,062     403,629     403,629    1,703,050   1,270,707    1,270,707    2,132,167    3,326,151    3,326,151    5,581,076
   21    1,692,665     384,907     384,907    1,703,050   1,323,553    1,323,553    2,170,267    3,662,574    3,662,574    6,005,625
   22    1,777,298     366,188     366,188    1,703,050   1,379,150    1,379,150    2,211,219    4,034,639    4,034,639    6,468,818
   23    1,866,163     346,338     346,338    1,703,050   1,436,942    1,436,942    2,253,971    4,444,066    4,444,066    6,970,910
   24    1,959,471     324,834     324,834    1,703,050   1,496,782    1,496,782    2,298,146    4,893,816    4,893,816    7,513,923
   25    2,057,445     301,465     301,465    1,703,050   1,558,728    1,558,728    2,343,750    5,387,746    5,387,746    8,101,174
   26    2,160,317     275,973     275,973    1,703,050   1,622,833    1,622,833    2,390,870    5,930,045    5,930,045    8,736,552
   27    2,268,333     248,111     248,111    1,703,050   1,689,174    1,689,174    2,439,719    6,525,379    6,525,379    9,424,778
   28    2,381,750     217,559     217,559    1,703,050   1,757,813    1,757,813    2,490,560    7,178,786    7,178,786   10,171,276
   29    2,500,837     183,919     183,919    1,703,050   1,828,794    1,828,794    2,543,694    7,895,686    7,895,686   10,982,219
   30    2,625,879     146,716     146,716    1,703,050   1,902,150    1,902,150    2,599,396    8,681,935    8,681,935   11,864,356



(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                     $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                                            $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     81,710       81,710     1,703,050      86,894       86,894   1,703,050      92,083      92,083    1,703,050
    2        215,250    161,784      161,784     1,703,050     177,274      177,274   1,703,050     193,395     193,395    1,703,050
    3        331,013    240,275      240,275     1,703,050     271,348      271,348   1,703,050     304,982     304,982    1,703,050
    4        452,563    317,226      317,226     1,703,050     369,331      369,331   1,703,050     428,007     428,007    1,703,050
    5        580,191    392,656      392,656     1,703,050     471,437      471,437   1,703,050     563,764     563,764    1,703,050
    6        714,201    466,593      466,593     1,703,050     577,913      577,913   1,703,050     713,705     713,705    1,738,875
    7        854,911    539,031      539,031     1,703,050     688,998      688,998   1,703,050     877,273     877,273    2,075,510
    8        897,656    519,828      519,828     1,703,050     709,365      709,365   1,703,050     956,016     956,016    2,197,112
    9        942,539    499,845      499,845     1,703,050     729,954      729,954   1,703,050   1,041,366   1,041,366    2,325,708
   10        989,666    478,957      478,957     1,703,050     750,731      750,731   1,703,050   1,133,813   1,133,813    2,461,776
   11      1,039,150    457,047      457,047     1,703,050     771,675      771,675   1,703,050   1,233,899   1,233,899    2,605,797
   12      1,091,107    434,002      434,002     1,703,050     792,777      792,777   1,703,050   1,342,225   1,342,225    2,758,277
   13      1,145,662    409,704      409,704     1,703,050     814,033      814,033   1,703,050   1,459,447   1,459,447    2,919,726
   14      1,202,945    384,011      384,011     1,703,050     835,434      835,434   1,703,050   1,586,266   1,586,266    3,090,657
   15      1,263,093    356,734      356,734     1,703,050     856,949      856,949   1,703,050   1,723,400   1,723,400    3,271,554
   16      1,326,247    327,611      327,611     1,703,050     878,516      878,516   1,703,050   1,871,566   1,871,566    3,462,900
   17      1,392,560    296,306      296,306     1,703,050     900,044      900,044   1,703,050   2,031,474   2,031,474    3,665,211
   18      1,462,188    262,425      262,425     1,703,050     921,435      921,435   1,703,050   2,203,850   2,203,850    3,879,097
   19      1,535,297    225,524      225,524     1,703,050     942,583      942,583   1,703,050   2,389,456   2,389,456    4,105,233
   20      1,612,062    185,111      185,111     1,703,050     963,393      963,393   1,703,050   2,589,111   2,589,111    4,344,369
   21      1,692,665    140,708      140,708     1,703,050     983,801      983,801   1,703,050   2,803,769   2,803,769    4,597,419
   22      1,777,298     91,792       91,792     1,703,050   1,003,756    1,003,756   1,703,050   3,034,493   3,034,493    4,865,264
   23      1,866,163     37,793       37,793     1,703,050   1,023,216    1,023,216   1,703,050   3,282,469   3,282,469    5,148,843
   24      1,959,471      (*)          (*)           (*)     1,042,105    1,042,105   1,703,050   3,548,913   3,548,913    5,448,970
   25      2,057,445      (*)          (*)           (*)     1,060,279    1,060,279   1,703,050   3,834,967   3,834,967    5,766,368
   26      2,160,317      (*)          (*)           (*)     1,077,518    1,077,518   1,703,050   4,141,680   4,141,680    6,101,810
   27      2,268,333      (*)          (*)           (*)     1,093,531    1,093,531   1,703,050   4,469,986   4,469,986    6,456,119
   28      2,381,750      (*)          (*)           (*)     1,107,945    1,107,945   1,703,050   4,820,691   4,820,691    6,830,205
   29      2,500,837      (*)          (*)           (*)     1,120,344    1,120,344   1,703,050   5,194,595   5,194,595    7,225,234
   30      2,625,879      (*)          (*)           (*)     1,130,323    1,130,323   1,703,050   5,592,759   5,592,759    7,642,823



(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                          $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 2
                                 CURRENT VALUES

                       0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT      12% HYPOTHETICAL GROSS INVESTMENT
                                    RETURN                               RETURN                                RETURN
          PREMIUMS
          PAID PLUS                 CASH                                 CASH                                   CASH
 POLICY   INTEREST      CASH      SURRENDER     DEATH       CASH       SURRENDER      DEATH         CASH      SURRENDER      DEATH
  YEAR     AT 5%        VALUE       VALUE      BENEFIT      VALUE        VALUE       BENEFIT        VALUE       VALUE       BENEFIT
    1      105,000      87,675      87,675    1,790,725      93,098       93,098    1,796,148       98,523       98,523    1,801,573
    2      215,250     173,607     173,607    1,876,657     189,926      189,926    1,892,976      206,898      206,898    1,909,948
    3      331,013     258,160     258,160    1,961,210     291,005      291,005    1,994,055      326,527      326,527    2,029,577
    4      452,563     341,271     341,271    2,044,321     396,446      396,446    2,099,496      458,511      458,511    2,161,561
    5      580,191     423,479     423,479    2,126,529     507,086      507,086    2,210,136      604,929      604,929    2,307,979
    6      714,201     504,229     504,229    2,207,279     622,521      622,521    2,325,571      766,591      766,591    2,469,641
    7      854,911     583,562     583,562    2,286,612     743,004      743,004    2,446,054      945,155      945,155    2,648,205
    8      897,656     569,810     569,810    2,272,860     771,531      771,531    2,474,581    1,039,637    1,039,637    2,742,687
    9      942,539     555,699     555,699    2,258,749     800,864      800,864    2,503,914    1,143,688    1,143,688    2,846,738
   10      989,666     541,170     541,170    2,244,220     830,972      830,972    2,534,022    1,258,266    1,258,266    2,961,316
   11    1,039,150     526,218     526,218    2,229,268     861,884      861,884    2,564,934    1,384,491    1,384,491    3,087,541
   12    1,091,107     510,792     510,792    2,213,842     893,579      893,579    2,596,629    1,523,551    1,523,551    3,226,601
   13    1,145,662     494,881     494,881    2,197,931     926,077      926,077    2,629,127    1,676,805    1,676,805    3,379,855
   14    1,202,945     478,438     478,438    2,181,488     959,361      959,361    2,662,411    1,845,689    1,845,689    3,596,114
   15    1,263,093     461,215     461,215    2,164,265     993,205      993,205    2,696,255    2,031,407    2,031,407    3,856,248
   16    1,326,247     443,102     443,102    2,146,152   1,027,512    1,027,512    2,730,562    2,235,353    2,235,353    4,136,004
   17    1,392,560     423,969     423,969    2,127,019   1,062,159    1,062,159    2,765,209    2,459,149    2,459,149    4,436,828
   18    1,462,188     403,625     403,625    2,106,675   1,096,950    1,096,950    2,800,000    2,704,548    2,704,548    4,760,398
   19    1,535,297     381,874     381,874    2,084,924   1,131,677    1,131,677    2,834,727    2,973,455    2,973,455    5,108,578
   20    1,612,062     358,545     358,545    2,061,595   1,166,139    1,166,139    2,869,189    3,267,972    3,267,972    5,483,456
   21    1,692,665     336,023     336,023    2,039,073   1,204,042    1,204,042    2,907,092    3,598,510    3,598,510    5,900,577
   22    1,777,298     313,748     313,748    2,016,798   1,243,801    1,243,801    2,946,851    3,964,066    3,964,066    6,355,667
   23    1,866,163     290,292     290,292    1,993,342   1,284,034    1,284,034    2,987,084    4,366,330    4,366,330    6,848,974
   24    1,959,471     265,062     265,062    1,968,112   1,324,138    1,324,138    3,027,188    4,808,212    4,808,212    7,382,487
   25    2,057,445     237,886     237,886    1,940,936   1,363,910    1,363,910    3,066,960    5,293,501    5,293,501    7,959,464
   26    2,160,317     208,558     208,558    1,911,608   1,403,099    1,403,099    3,106,149    5,826,312    5,826,312    8,583,727
   27    2,268,333     176,908     176,908    1,879,958   1,441,477    1,441,477    3,144,527    6,411,231    6,411,231    9,259,912
   28    2,381,750     142,714     142,714    1,845,764   1,478,748    1,478,748    3,181,798    7,053,207    7,053,207    9,993,349
   29    2,500,837     105,696     105,696    1,808,746   1,514,539    1,514,539    3,217,589    7,757,565    7,757,565   10,790,105
   30    2,625,879      65,538      65,538    1,768,588   1,548,420    1,548,420    3,251,470    8,530,060    8,530,060   11,656,810

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                          $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                               GUARANTEED VALUES

                      0% HYPOTHETICAL GROSS INVESTMENT      6% HYPOTHETICAL GROSS INVESTMENT     12% HYPOTHETICAL GROSS INVESTMENT
                                   RETURN                                RETURN                               RETURN
         PREMIUMS
         PAID PLUS                 CASH                                 CASH                                   CASH
POLICY   INTEREST      CASH      SURRENDER     DEATH        CASH      SURRENDER      DEATH        CASH       SURRENDER      DEATH
 YEAR      AT 5%       VALUE       VALUE      BENEFIT       VALUE       VALUE       BENEFIT       VALUE        VALUE       BENEFIT
   1      105,000      81,303      81,303    1,784,353      86,462       86,462    1,789,512       91,626       91,626    1,794,676
   2      215,250     160,532     160,532    1,863,582     175,892      175,892    1,878,942      191,877      191,877    1,894,927
   3      331,013     237,688     237,688    1,940,738     268,378      268,378    1,971,428      301,593      301,593    2,004,643
   4      452,563     312,758     312,758    2,015,808     363,998      363,998    2,067,048      421,685      421,685    2,124,735
   5      580,191     385,691     385,691    2,088,741     462,796      462,796    2,165,846      553,117      553,117    2,256,167
   6      714,201     456,440     456,440    2,159,490     564,818      564,818    2,267,868      696,954      696,954    2,400,004
   7      854,911     524,890     524,890    2,227,940     670,041      670,041    2,373,091      854,296      854,296    2,557,346
   8      897,656     501,542     501,542    2,204,592     683,636      683,636    2,386,686      926,125      926,125    2,629,175
   9      942,539     477,239     477,239    2,180,289     696,401      696,401    2,399,451    1,003,818    1,003,818    2,706,868
  10      989,666     451,861     451,861    2,154,911     708,158      708,158    2,411,208    1,087,827    1,087,827    2,790,877
  11    1,039,150     425,306     425,306    2,128,356     718,741      718,741    2,421,791    1,178,666    1,178,666    2,881,716
  12    1,091,107     397,490     397,490    2,100,540     727,993      727,993    2,431,043    1,276,919    1,276,919    2,979,969
  13    1,145,662     368,332     368,332    2,071,382     735,750      735,750    2,438,800    1,383,232    1,383,232    3,086,282
  14    1,202,945     337,733     337,733    2,040,783     741,823      741,823    2,444,873    1,498,294    1,498,294    3,201,344
  15    1,263,093     305,545     305,545    2,008,595     745,964      745,964    2,449,014    1,622,814    1,622,814    3,325,864
  16    1,326,247     271,554     271,554    1,974,604     747,840      747,840    2,450,890    1,757,494    1,757,494    3,460,544
  17    1,392,560     235,479     235,479    1,938,529     747,033      747,033    2,450,083    1,903,039    1,903,039    3,606,089
  18    1,462,188     197,008     197,008    1,900,058     743,071      743,071    2,446,121    2,060,183    2,060,183    3,763,233
  19    1,535,297     155,817     155,817    1,858,867     735,444      735,444    2,438,494    2,229,718    2,229,718    3,932,768
  20    1,612,062     111,585     111,585    1,814,635     723,615      723,615    2,426,665    2,412,514    2,412,514    4,115,564
  21    1,692,665      64,062      64,062    1,767,112     707,095      707,095    2,410,145    2,609,597    2,609,597    4,312,647
  22    1,777,298      13,019      13,019    1,716,069     685,392      685,392    2,388,442    2,822,119    2,822,119    4,525,169
  23    1,866,163       (*)         (*)         (*)        658,006      658,006    2,361,056    3,051,282    3,051,282    4,786,205
  24    1,959,471       (*)         (*)         (*)        624,327      624,327    2,327,377    3,298,130    3,298,130    5,063,921
  25    2,057,445       (*)         (*)         (*)        583,532      583,532    2,286,582    3,563,604    3,563,604    5,358,340
  26    2,160,317       (*)         (*)         (*)        534,581      534,581    2,237,631    3,848,521    3,848,521    5,669,908
  27    2,268,333       (*)         (*)         (*)        476,199      476,199    2,179,249    4,153,580    4,153,580    5,999,126
  28    2,381,750       (*)         (*)         (*)        406,882      406,882    2,109,932    4,479,452    4,479,452    6,346,719
  29    2,500,837       (*)         (*)         (*)        325,011      325,011    2,028,061    4,826,880    4,826,880    6,713,774
  30    2,625,879       (*)         (*)         (*)        229,084      229,084    1,932,134    5,196,850    5,196,850    7,101,790

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR INVESCO CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.04% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 1.27%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.44%, 4.56% and 10.56% for policy years one through four, and rates of -1.29%, 4.71% and 10.71%, for policy years five through twenty, and rates of -1.14%, 4.86% and 10.86%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.79%, 4.21% and 10.21%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                  CURRENT VALUES

                         0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER     DEATH      CASH       SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      87,838       87,838     1,703,050      93,273      93,273   1,703,050      98,711      98,711    1,703,050
    2      215,250     174,144      174,144     1,703,050     190,524     190,524   1,703,050     207,561     207,561    1,703,050
    3      331,013     259,272      259,272     1,703,050     292,295     292,295   1,703,050     328,011     328,011    1,703,050
    4      452,563     343,193      343,193     1,703,050     398,762     398,762   1,703,050     461,280     461,280    1,703,050
    5      580,191     426,498      426,498     1,703,050     510,864     510,864   1,703,050     609,620     609,620    1,703,050
    6      714,201     508,676      508,676     1,703,050     628,302     628,302   1,703,050     773,751     773,751    1,885,170
    7      854,911     589,796      589,796     1,703,050     751,294     751,294   1,777,462     954,472     954,472    2,258,153
    8      897,656     577,933      577,933     1,703,050     782,674     782,674   1,798,739   1,051,211   1,051,211    2,415,889
    9      942,539     565,825      565,825     1,703,050     815,253     815,253   1,820,725   1,157,598   1,157,598    2,585,292
   10      989,666     553,424      553,424     1,703,050     849,057     849,057   1,843,504   1,274,558   1,274,558    2,767,367
   11    1,039,150     540,718      540,718     1,703,050     884,149     884,149   1,867,180   1,403,157   1,403,157    2,963,242
   12    1,091,107     527,661      527,661     1,703,050     920,566     920,566   1,891,765   1,544,523   1,544,523    3,174,000
   13    1,145,662     514,234      514,234     1,703,050     958,373     958,373   1,917,292   1,699,939   1,699,939    3,400,848
   14    1,202,945     500,391      500,391     1,703,050     997,618     997,618   1,943,745   1,870,781   1,870,781    3,645,003
   15    1,263,093     485,943      485,943     1,703,050   1,038,244   1,038,244   1,970,913   2,058,343   2,058,343    3,907,382
   16    1,326,247     470,789      470,789     1,703,050   1,080,269   1,080,269   1,998,788   2,264,179   2,264,179    4,189,339
   17    1,392,560     454,811      454,811     1,703,050   1,123,709   1,123,709   2,027,411   2,489,963   2,489,963    4,492,423
   18    1,462,188     437,840      437,840     1,703,050   1,168,549   1,168,549   2,056,817   2,737,451   2,737,451    4,818,313
   19    1,535,297     419,691      419,691     1,703,050   1,214,778   1,214,778   2,087,063   3,008,545   3,008,545    5,168,866
   20    1,612,062     400,189      400,189     1,703,050   1,262,400   1,262,400   2,118,229   3,305,348   3,305,348    5,546,170
   21    1,692,665     381,311      381,311     1,703,050   1,314,400   1,314,400   2,155,258   3,638,355   3,638,355    5,965,912
   22    1,777,298     362,442      362,442     1,703,050   1,369,090   1,369,090   2,195,090   4,006,514   4,006,514    6,423,726
   23    1,866,163     342,447      342,447     1,703,050   1,425,917   1,425,917   2,236,676   4,411,496   4,411,496    6,919,821
   24    1,959,471     320,802      320,802     1,703,050   1,484,731   1,484,731   2,279,643   4,856,199   4,856,199    7,456,166
   25    2,057,445     297,295      297,295     1,703,050   1,545,589   1,545,589   2,323,993   5,344,406   5,344,406    8,036,005
   26    2,160,317     271,669      271,669     1,703,050   1,608,539   1,608,539   2,369,812   5,880,221   5,880,221    8,663,149
   27    2,268,333     243,675      243,675     1,703,050   1,673,658   1,673,658   2,417,308   6,468,221   6,468,221    9,342,224
   28    2,381,750     212,996      212,996     1,703,050   1,741,002   1,741,002   2,466,742   7,113,339   7,113,339   10,078,548
   29    2,500,837     179,231      179,231     1,703,050   1,810,613   1,810,613   2,518,407   7,820,883   7,820,883   10,878,175
   30    2,625,879     141,908      141,908     1,703,050   1,882,523   1,882,523   2,572,574   8,596,584   8,596,584   11,747,719

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH        CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     81,675       81,675     1,703,050     86,860      86,860     1,703,050      92,049      92,049    1,703,050
    2        215,250    161,683      161,683     1,703,050    177,169     177,169     1,703,050     193,286     193,286    1,703,050
    3        331,013    240,077      240,077     1,703,050    271,132     271,132     1,703,050     304,749     304,749    1,703,050
    4        452,563    316,899      316,899     1,703,050    368,962     368,962     1,703,050     427,593     427,593    1,703,050
    5        580,191    392,172      392,172     1,703,050    470,869     470,869     1,703,050     563,100     563,100    1,703,050
    6        714,201    465,924      465,924     1,703,050    577,095     577,095     1,703,050     712,712     712,712    1,736,454
    7        854,911    538,148      538,148     1,703,050    687,874     687,874     1,703,050     875,874     875,874    2,072,200
    8        897,656    518,741      518,741     1,703,050    707,911     707,911     1,703,050     954,147     954,147    2,192,816
    9        942,539    498,562      498,562     1,703,050    728,144     728,144     1,703,050   1,038,955   1,038,955    2,320,323
   10        989,666    477,488      477,488     1,703,050    748,537     748,537     1,703,050   1,130,780   1,130,780    2,455,190
   11      1,039,150    455,399      455,399     1,703,050    769,066     769,066     1,703,050   1,230,154   1,230,154    2,597,887
   12      1,091,107    432,185      432,185     1,703,050    789,721     789,721     1,703,050   1,337,668   1,337,668    2,748,912
   13      1,145,662    407,726      407,726     1,703,050    810,493     810,493     1,703,050   1,453,967   1,453,967    2,908,764
   14      1,202,945    381,881      381,881     1,703,050    831,370     831,370     1,703,050   1,579,739   1,579,739    3,077,942
   15      1,263,093    354,459      354,459     1,703,050    852,317     852,317     1,703,050   1,715,690   1,715,690    3,256,918
   16      1,326,247    325,201      325,201     1,703,050    873,268     873,268     1,703,050   1,862,521   1,862,521    3,446,164
   17      1,392,560    293,769      293,769     1,703,050    894,127     894,127     1,703,050   2,020,926   2,020,926    3,646,181
   18      1,462,188    259,770      259,770     1,703,050    914,786     914,786     1,703,050   2,191,616   2,191,616    3,857,563
   19      1,535,297    222,758      222,758     1,703,050    935,134     935,134     1,703,050   2,375,335   2,375,335    4,080,971
   20      1,612,062    182,245      182,245     1,703,050    955,065     955,065     1,703,050   2,572,880   2,572,880    4,317,135
   21      1,692,665    137,750      137,750     1,703,050    974,504     974,504     1,703,050   2,785,187   2,785,187    4,566,950
   22      1,777,298     88,753       88,753     1,703,050    993,389     993,389     1,703,068   3,013,294   3,013,294    4,831,276
   23      1,866,163     34,685       34,685     1,703,050  1,011,662   1,011,662     1,703,050   3,258,362   3,258,362    5,111,029
   24      1,959,471      (*)          (*)          (*)     1,029,230   1,029,230     1,703,050   3,521,578   3,521,578    5,407,000
   25      2,057,445      (*)          (*)          (*)     1,045,924   1,045,924     1,703,050   3,804,055   3,804,055    5,719,889
   26      2,160,317      (*)          (*)          (*)     1,061,496   1,061,496     1,703,050   4,106,814   4,106,814    6,050,442
   27      2,268,333      (*)          (*)          (*)     1,075,617   1,075,617     1,703,050   4,430,756   4,430,756    6,399,459
   28      2,381,750      (*)          (*)          (*)     1,087,865   1,087,865     1,703,050   4,776,660   4,776,660    6,767,819
   29      2,500,837      (*)          (*)          (*)     1,097,759   1,097,759     1,703,068   5,145,291   5,145,291    7,156,657
   30      2,625,879      (*)          (*)          (*)     1,104,821   1,104,821     1,703,068   5,537,678   5,537,678    7,567,551

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER     DEATH      CASH       SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      87,639       87,639     1,790,688      93,062      93,062   1,796,111      98,487      98,487    1,801,536
    2      215,250     173,501      173,501     1,876,550     189,815     189,815   1,892,865     206,783     206,783    1,909,833
    3      331,013     257,949      257,949     1,960,999     290,777     290,777   1,993,827     326,281     326,281    2,029,330
    4      452,563     340,925      340,925     2,043,975     396,056     396,056   2,099,106     458,073     458,073    2,161,123
    5      580,191     422,965      422,965     2,126,015     506,483     506,483   2,209,533     604,226     604,226    2,307,275
    6      714,201     503,517      503,517     2,206,566     621,652     621,652   2,324,702     765,535     765,535    2,468,584
    7      854,911     582,622      582,622     2,285,672     741,810     741,810   2,444,860     943,645     943,645    2,646,694
    8      897,656     568,650      568,650     2,271,700     769,986     769,986   2,473,036   1,037,589   1,037,589    2,740,638
    9      942,539     554,329      554,329     2,257,379     798,940     798,940   2,501,989   1,141,008   1,141,008    2,844,058
   10      989,666     539,597      539,597     2,242,647     828,640     828,640   2,531,689   1,254,845   1,254,845    2,957,894
   11    1,039,150     524,452      524,452     2,227,501     859,112     859,112   2,562,162   1,380,204   1,380,204    3,083,253
   12    1,091,107     508,840      508,840     2,211,889     890,335     890,335   2,593,384   1,518,254   1,518,254    3,221,304
   13    1,145,662     492,753      492,753     2,195,802     922,326     922,326   2,625,375   1,670,337   1,670,337    3,373,386
   14    1,202,945     476,142      476,142     2,179,191     955,066     955,066   2,658,115   1,837,873   1,837,873    3,580,885
   15    1,263,093     458,760      458,760     2,161,810     988,328     988,328   2,691,377   2,022,057   2,022,057    3,838,500
   16    1,326,247     440,497      440,497     2,143,547   1,022,012   1,022,012   2,725,061   2,224,263   2,224,263    4,115,484
   17    1,392,560     421,224      421,224     2,124,274   1,055,993   1,055,993   2,759,042   2,446,066   2,446,066    4,413,223
   18    1,462,188     400,749      400,749     2,103,799   1,090,074   1,090,074   2,793,124   2,689,190   2,689,190    4,733,365
   19    1,535,297     378,878      378,878     2,081,928   1,124,043   1,124,043   2,827,092   2,955,503   2,955,503    5,077,736
   20    1,612,062     355,439      355,439     2,058,489   1,157,699   1,157,699   2,860,748   3,247,072   3,247,072    5,448,386
   21    1,692,665     332,813      332,813     2,035,863   1,194,730   1,194,730   2,897,780   3,574,206   3,574,206    5,860,726
   22    1,777,298     310,445      310,445     2,013,494   1,233,560   1,233,560   2,936,609   3,935,874   3,935,874    6,310,466
   23    1,866,163     286,905      286,905     1,989,955   1,272,802   1,272,802   2,975,852   4,333,714   4,333,714    6,797,813
   24    1,959,471     261,602      261,602     1,964,652   1,311,853   1,311,853   3,014,902   4,770,575   4,770,575    7,324,699
   25    2,057,445     234,365      234,365     1,937,414   1,350,505   1,350,505   3,053,554   5,250,172   5,250,172    7,894,313
   26    2,160,317     204,988      204,988     1,908,037   1,388,503   1,388,503   3,091,553   5,776,539   5,776,539    8,510,397
   27    2,268,333     173,302      173,302     1,876,351   1,425,618   1,425,618   3,128,668   6,354,170   6,354,170    9,177,497
   28    2,381,750     139,085      139,085     1,842,135   1,461,549   1,461,549   3,164,599   6,987,912   6,987,912    9,900,836
   29    2,500,837     102,059      102,059     1,805,109   1,495,922   1,495,922   3,198,972   7,682,979   7,682,979   10,686,362
   30    2,625,879      61,909       61,909     1,764,958   1,528,303   1,528,303   3,231,352   8,445,001   8,445,001   11,540,573

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                 GUARANTEED VALUES

                         0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     81,268      81,268      1,784,318     86,428      86,428     1,789,477      91,592      91,592    1,794,641
    2      215,250    160,431      160,431     1,863,481    175,787     175,787     1,878,837     191,768     191,768    1,894,817
    3      331,013    237,492      237,492     1,940,541    268,165     268,165     1,971,215     301,363     301,363    2,004,412
    4      452,563    312,436      312,436     2,015,486    363,636     363,636     2,066,685     421,277     421,277    2,124,327
    5      580,191    385,218      385,218     2,088,267    462,240     462,240     2,165,289     552,467     552,467    2,255,517
    6      714,201    455,789      455,789     2,158,838    564,021     564,021     2,267,070     695,985     695,985    2,399,035
    7      854,911    524,035      524,035     2,227,084    668,953     668,953     2,372,003     852,918     852,918    2,555,968
    8      897,656    500,497      500,497     2,203,546    682,240     682,240     2,385,290     924,271     924,271    2,627,321
    9      942,539    476,017      476,017     2,179,066    694,678     694,678     2,397,728   1,001,412   1,001,412    2,704,461
   10      989,666    450,474      450,474     2,153,524    706,091     706,091     2,409,140   1,084,781   1,084,781    2,787,831
   11    1,039,150    423,768      423,768     2,126,818    716,310     716,310     2,419,359   1,174,883   1,174,883    2,877,932
   12    1,091,107    395,816      395,816     2,098,865    725,179     725,179     2,428,228   1,272,289   1,272,289    2,975,339
   13    1,145,662    366,534      366,534     2,069,584    732,533     732,533     2,435,583   1,377,629   1,377,629    3,080,679
   14    1,202,945    335,826      335,826     2,038,876    738,185     738,185     2,441,235   1,491,579   1,491,579    3,194,629
   15    1,263,093    303,544      303,544     2,006,594    741,885     741,885     2,444,934   1,614,828   1,614,828    3,317,878
   16    1,326,247    269,473      269,473     1,972,523    743,300     743,300     2,446,349   1,748,060   1,748,060    3,451,110
   17    1,392,560    233,334      233,334     1,936,384    742,013     742,013     2,445,062   1,891,957   1,891,957    3,595,006
   18    1,462,188    194,816      194,816     1,897,865    737,552     737,552     2,440,602   2,047,229   2,047,229    3,750,278
   19    1,535,297    153,594      153,594     1,856,643    729,406     729,406     2,432,456   2,214,640   2,214,640    3,917,689
   20    1,612,062    109,348      109,348     1,812,397    717,042     717,042     2,420,091   2,395,028   2,395,028    4,098,078
   21    1,692,665     61,830       61,830     1,764,880    699,970     699,970     2,403,019   2,589,390   2,589,390    4,292,440
   22    1,777,298     10,813       10,813     1,713,863    677,698     677,698     2,380,748   2,798,837   2,798,837    4,501,886
   23    1,866,163      (*)          (*)          (*)       649,731     649,731     2,352,780   3,024,595   3,024,595    4,744,345
   24    1,959,471      (*)          (*)          (*)       615,456     615,456     2,318,506   3,267,747   3,267,747    5,017,270
   25    2,057,445      (*)          (*)          (*)       574,057     574,057     2,277,106   3,529,221   3,529,221    5,306,640
   26    2,160,317      (*)          (*)          (*)       524,493     524,493     2,227,543   3,809,843   3,809,843    5,612,925
   27    2,268,333      (*)          (*)          (*)       465,494     465,494     2,168,543   4,110,309   4,110,309    5,936,629
   28    2,381,750      (*)          (*)          (*)       395,558     395,558     2,098,607   4,431,187   4,431,187    6,278,335
   29    2,500,837      (*)          (*)          (*)       313,072     313,072     2,016,122   4,773,148   4,773,148    6,639,038
   30    2,625,879      (*)          (*)          (*)       216,541     216,541     1,919,590   5,137,145   5,137,145    7,020,200

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR J.P. MORGAN CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.10% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 1.63%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.50%, 4.50% and 10.50% for policy years one through four, and rates of -1.35%, 4.65% and 10.65%, for policy years five through twenty, and rates of -1.20%, 4.80% and 10.80%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.85%, 4.15% and 10.15%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                   CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST       CASH       SURRENDER     DEATH        CASH      SURRENDER     DEATH      CASH       SURRENDER     DEATH
  YEAR      AT 5%        VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      87,784       87,784     1,703,050      93,219      93,219   1,703,050      98,656      98,656    1,703,050
    2      215,250     173,983      173,983     1,703,050     190,357     190,357   1,703,050     207,388     207,388    1,703,050
    3      331,013     258,955      258,955     1,703,050     291,951     291,951   1,703,050     327,640     327,640    1,703,050
    4      452,563     342,670      342,670     1,703,050     398,173     398,173   1,703,050     460,618     460,618    1,703,050
    5      580,191     425,720      425,720     1,703,050     509,952     509,952   1,703,050     608,555     608,555    1,703,050
    6      714,201     507,597      507,597     1,703,050     626,984     626,984   1,703,050     772,160     772,160    1,881,293
    7      854,911     588,368      588,368     1,703,050     749,492     749,492   1,773,198     952,204     952,204    2,252,787
    8      897,656     576,166      576,166     1,703,050     780,350     780,350   1,793,398   1,048,145   1,048,145    2,408,844
    9      942,539     563,730      563,730     1,703,050     812,368     812,368   1,814,280   1,153,598   1,153,598    2,576,358
   10      989,666     551,011      551,011     1,703,050     845,568     845,568   1,835,928   1,269,467   1,269,467    2,756,312
   11    1,039,150     537,996      537,996     1,703,050     880,012     880,012   1,858,443   1,396,796   1,396,796    2,949,808
   12    1,091,107     524,638      524,638     1,703,050     915,734     915,734   1,881,836   1,536,689   1,536,689    3,157,901
   13    1,145,662     510,921      510,921     1,703,050     952,797     952,797   1,906,138   1,690,402   1,690,402    3,381,768
   14    1,202,945     496,797      496,797     1,703,050     991,247     991,247   1,931,331   1,859,279   1,859,279    3,622,592
   15    1,263,093     482,075      482,075     1,703,050   1,031,023   1,031,023   1,957,205   2,044,581   2,044,581    3,881,257
   16    1,326,247     466,657      466,657     1,703,050   1,072,142   1,072,142   1,983,751   2,247,823   2,247,823    4,159,076
   17    1,392,560     450,422      450,422     1,703,050   1,114,617   1,114,617   2,011,006   2,470,639   2,470,639    4,457,559
   18    1,462,188     433,202      433,202     1,703,050   1,158,431   1,158,431   2,039,007   2,714,737   2,714,737    4,778,332
   19    1,535,297     414,811      414,811     1,703,050   1,203,570   1,203,570   2,067,808   2,981,968   2,981,968    5,123,204
   20    1,612,062     395,074      395,074     1,703,050   1,250,037   1,250,037   2,097,486   3,274,375   3,274,375    5,494,200
   21    1,692,665     375,965      375,965     1,703,050   1,300,783   1,300,783   2,132,931   3,602,312   3,602,312    5,906,812
   22    1,777,298     356,877      356,877     1,703,050   1,354,131   1,354,131   2,171,107   3,964,679   3,964,679    6,356,650
   23    1,866,163     336,671      336,671     1,703,050   1,409,530   1,409,530   2,210,973   4,363,071   4,363,071    6,843,862
   24    1,959,471     314,819      314,819     1,703,050   1,466,829   1,466,829   2,252,157   4,800,294   4,800,294    7,370,330
   25    2,057,445     291,112      291,112     1,703,050   1,526,079   1,526,079   2,294,658   5,280,023   5,280,023    7,939,197
   26    2,160,317     265,291      265,291     1,703,050   1,587,327   1,587,327   2,338,560   5,806,241   5,806,241    8,554,156
   27    2,268,333     237,108      237,108     1,703,050   1,650,641   1,650,641   2,384,065   6,383,388   6,383,388    9,219,698
   28    2,381,750     206,245      206,245     1,703,050   1,716,077   1,716,077   2,431,426   7,016,249   7,016,249    9,940,984
   29    2,500,837     172,302      172,302     1,703,050   1,783,670   1,783,670   2,480,932   7,709,963   7,709,963   10,723,894
   30    2,625,879     134,805      134,805     1,703,050   1,853,449   1,853,449   2,532,843   8,470,078   8,470,078   11,574,842

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                         0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     81,624       81,624     1,703,050      86,808      86,808     1,703,050      91,997      91,997    1,703,050
    2      215,250    161,531      161,531     1,703,050     177,011     177,011     1,703,050     193,122     193,122    1,703,050
    3      331,013    239,779      239,779     1,703,050     270,809     270,809     1,703,050     304,400     304,400    1,703,050
    4      452,563    316,410      316,410     1,703,050     368,410     368,410     1,703,050     426,972     426,972    1,703,050
    5      580,191    391,447      391,447     1,703,050     470,018     470,018     1,703,050     562,104     562,104    1,703,050
    6      714,201    464,922      464,922     1,703,050     575,869     575,869     1,703,050     711,224     711,224    1,732,829
    7      854,911    536,826      536,826     1,703,050     686,191     686,191     1,703,050     873,779     873,779    2,067,243
    8      897,656    517,114      517,114     1,703,050     705,735     705,735     1,703,050     951,349     951,349    2,186,387
    9      942,539    496,644      496,644     1,703,050     725,437     725,437     1,703,050   1,035,348   1,035,348    2,312,267
   10      989,666    475,291      475,291     1,703,050     745,258     745,258     1,703,050   1,126,244   1,126,244    2,445,341
   11    1,039,150    452,938      452,938     1,703,050     765,169     765,169     1,703,050   1,224,556   1,224,556    2,586,065
   12    1,091,107    429,472      429,472     1,703,050     785,156     785,156     1,703,050   1,330,860   1,330,860    2,734,921
   13    1,145,662    404,773      404,773     1,703,050     805,208     805,208     1,703,050   1,445,784   1,445,784    2,892,392
   14    1,202,945    378,702      378,702     1,703,050     825,306     825,306     1,703,050   1,569,997   1,569,997    3,058,960
   15    1,263,093    351,068      351,068     1,703,050     845,410     845,410     1,703,050   1,704,186   1,704,186    3,235,079
   16    1,326,247    321,610      321,610     1,703,050     865,446     865,446     1,703,050   1,849,030   1,849,030    3,421,203
   17    1,392,560    289,991      289,991     1,703,050     885,310     885,310     1,703,050   2,005,202   2,005,202    3,617,811
   18    1,462,188    255,818      255,818     1,703,050     904,885     904,885     1,703,050   2,173,386   2,173,386    3,825,476
   19    1,535,297    218,646      218,646     1,703,050     924,048     924,048     1,703,050   2,354,301   2,354,301    4,044,834
   20    1,612,062    177,986      177,986     1,703,050     942,677     942,677     1,703,050   2,548,716   2,548,716    4,276,589
   21    1,692,665    133,359      133,359     1,703,050     960,685     960,685     1,703,050   2,757,535   2,757,535    4,521,608
   22    1,777,298     84,246       84,246     1,703,050     977,988     977,988     1,703,068   2,981,762   2,981,762    4,780,720
   23    1,866,163     30,079       30,079     1,703,050     994,508     994,508     1,703,050   3,222,520   3,222,520    5,054,807
   24    1,959,471      (*)          (*)          (*)      1,010,124   1,010,124     1,703,050   3,480,954   3,480,954    5,344,627
   25    2,057,445      (*)          (*)          (*)      1,024,635   1,024,635     1,703,050   3,758,137   3,758,137    5,650,845
   26    2,160,317      (*)          (*)          (*)      1,037,751   1,037,751     1,703,050   4,055,044   4,055,044    5,974,172
   27    2,268,333      (*)          (*)          (*)      1,049,084   1,049,084     1,703,050   4,372,534   4,372,534    6,315,368
   28    2,381,750      (*)          (*)          (*)      1,058,142   1,058,142     1,703,050   4,711,340   4,711,340    6,675,271
   29    2,500,837      (*)          (*)          (*)      1,064,353   1,064,353     1,703,068   5,072,183   5,072,183    7,054,970
   30    2,625,879      (*)          (*)          (*)      1,067,126   1,067,126     1,703,068   5,456,039   5,456,039    7,455,986

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                  CURRENT VALUES

                         0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                   CASH                                 CASH                                CASH
 POLICY   INTEREST      CASH        SURRENDER     DEATH        CASH      SURRENDER     DEATH      CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE         VALUE      BENEFIT      VALUE        VALUE      BENEFIT     VALUE        VALUE      BENEFIT
    1      105,000      87,585       87,585     1,790,634      93,007      93,007   1,796,057      98,432      98,432    1,801,482
    2      215,250     173,341      173,341     1,876,390     189,649     189,649   1,892,698     206,610     206,610    1,909,660
    3      331,013     257,634      257,634     1,960,684     290,436     290,436   1,993,485     325,912     325,912    2,028,961
    4      452,563     340,406      340,406     2,043,456     395,472     395,472   2,098,522     457,417     457,417    2,160,466
    5      580,191     422,196      422,196     2,125,245     505,581     505,581   2,208,630     603,172     603,172    2,306,221
    6      714,201     502,451      502,451     2,205,500     620,351     620,351   2,323,400     763,953     763,953    2,467,003
    7      854,911     581,216      581,216     2,284,265     740,023     740,023   2,443,072     941,383     941,383    2,644,433
    8      897,656     566,916      566,916     2,269,966     767,674     767,674   2,470,723   1,034,524   1,034,524    2,737,573
    9      942,539     552,280      552,280     2,255,330     796,062     796,062   2,499,111   1,136,999   1,136,999    2,840,048
   10      989,666     537,246      537,246     2,240,296     825,152     825,152   2,528,201   1,249,729   1,249,729    2,952,778
   11    1,039,150     521,812      521,812     2,224,862     854,970     854,970   2,558,019   1,373,796   1,373,796    3,076,845
   12    1,091,107     505,925      505,925     2,208,974     885,488     885,488   2,588,538   1,510,342   1,510,342    3,213,391
   13    1,145,662     489,575      489,575     2,192,625     916,724     916,724   2,619,774   1,660,678   1,660,678    3,363,727
   14    1,202,945     472,716      472,716     2,175,765     948,656     948,656   2,651,705   1,826,202   1,826,202    3,558,145
   15    1,263,093     455,099      455,099     2,158,149     981,052     981,052   2,684,102   2,008,097   2,008,097    3,811,999
   16    1,326,247     436,615      436,615     2,139,664   1,013,811   1,013,811   2,716,860   2,207,712   2,207,712    4,084,860
   17    1,392,560     417,135      417,135     2,120,184   1,046,804   1,046,804   2,749,854   2,426,551   2,426,551    4,378,014
   18    1,462,188     396,468      396,468     2,099,517   1,079,832   1,079,832   2,782,881   2,666,291   2,666,291    4,693,061
   19    1,535,297     374,420      374,420     2,077,469   1,112,678   1,112,678   2,815,728   2,928,752   2,928,752    5,031,776
   20    1,612,062     350,820      350,820     2,053,870   1,145,140   1,145,140   2,848,190   3,215,940   3,215,940    5,396,150
   21    1,692,665     328,042      328,042     2,031,092   1,180,881   1,180,881   2,883,931   3,538,024   3,538,024    5,801,396
   22    1,777,298     305,538      305,538     2,008,587   1,218,336   1,218,336   2,921,386   3,893,922   3,893,922    6,243,205
   23    1,866,163     281,878      281,878     1,984,927   1,256,116   1,256,116   2,959,165   4,285,203   4,285,203    6,721,719
   24    1,959,471     256,470      256,470     1,959,520   1,293,610   1,293,610   2,996,660   4,714,622   4,714,622    7,238,790
   25    2,057,445     229,146      229,146     1,932,195   1,330,609   1,330,609   3,033,658   5,185,788   5,185,788    7,797,503
   26    2,160,317     199,699      199,699     1,902,748   1,366,852   1,366,852   3,069,902   5,702,613   5,702,613    8,401,484
   27    2,268,333     167,964      167,964     1,871,013   1,402,106   1,402,106   3,105,156   6,269,459   6,269,459    9,055,146
   28    2,381,750     133,717      133,717     1,836,767   1,436,066   1,436,066   3,139,115   6,891,023   6,891,023    9,763,558
   29    2,500,837      96,684       96,684     1,799,733   1,468,352   1,468,352   3,171,401   7,572,354   7,572,354   10,532,492
   30    2,625,879      56,550       56,550     1,759,599   1,498,526   1,498,526   3,201,575   8,318,902   8,318,902   11,368,251

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                       $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                 GUARANTEED VALUES

                         0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH        CASH      SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     81,217      81,217      1,784,266     86,376      86,376     1,789,426      91,540      91,540    1,794,590
    2      215,250    160,281      160,281     1,863,330    175,630     175,630     1,878,680     191,605     191,605    1,894,655
    3      331,013    237,198      237,198     1,940,247    267,846     267,846     1,970,896     301,018     301,018    2,004,068
    4      452,563    311,955      311,955     2,015,005    363,093     363,093     2,066,142     420,667     420,667    2,123,717
    5      580,191    384,508      384,508     2,087,558    461,407     461,407     2,164,457     551,494     551,494    2,254,543
    6      714,201    454,812      454,812     2,157,862    562,828     562,828     2,265,878     694,534     694,534    2,397,584
    7      854,911    522,755      522,755     2,225,805    667,325     667,325     2,370,375     850,856     850,856    2,553,905
    8      897,656    498,933      498,933     2,201,982    680,151     680,151     2,383,200     921,497     921,497    2,624,546
    9      942,539    474,188      474,188     2,177,238    692,101     692,101     2,395,151     997,812     997,812    2,700,861
   10      989,666    448,402      448,402     2,151,451    702,999     702,999     2,406,048   1,080,227   1,080,227    2,783,277
   11    1,039,150    421,471      421,471     2,124,521    712,676     712,676     2,415,725   1,169,229   1,169,229    2,872,279
   12    1,091,107    393,315      393,315     2,096,365    720,975     720,975     2,424,024   1,265,372   1,265,372    2,968,421
   13    1,145,662    363,851      363,851     2,066,901    727,731     727,731     2,430,781   1,369,264   1,369,264    3,072,313
   14    1,202,945    332,982      332,982     2,036,031    732,757     732,757     2,435,806   1,481,557   1,481,557    3,184,607
   15    1,263,093    300,561      300,561     2,003,610    735,801     735,801     2,438,850   1,602,915   1,602,915    3,305,964
   16    1,326,247    266,373      266,373     1,969,423    736,532     736,532     2,439,582   1,733,993   1,733,993    3,437,042
   17    1,392,560    230,141      230,141     1,933,190    734,533     734,533     2,437,583   1,875,439   1,875,439    3,578,489
   18    1,462,188    191,553      191,553     1,894,602    729,333     729,333     2,432,383   2,027,929   2,027,929    3,730,979
   19    1,535,297    150,287      150,287     1,853,337    720,421     720,421     2,423,471   2,192,187   2,192,187    3,895,236
   20    1,612,062    106,024      106,024     1,809,074    707,265     707,265     2,410,315   2,369,005   2,369,005    4,072,055
   21    1,692,665     58,518       58,518     1,761,567    689,378     689,378     2,392,427   2,559,331   2,559,331    4,262,380
   22    1,777,298      7,541        7,541     1,710,590    666,269     666,269     2,369,318   2,764,220   2,764,220    4,467,270
   23    1,866,163      (*)          (*)          (*)       637,443     637,443     2,340,493   2,984,853   2,984,853    4,687,903
   24    1,959,471      (*)          (*)          (*)       602,295     602,295     2,305,344   3,222,400   3,222,400    4,947,646
   25    2,057,445      (*)          (*)          (*)       560,007     560,007     2,263,056   3,477,792   3,477,792    5,229,310
   26    2,160,317      (*)          (*)          (*)       509,545     509,545     2,212,594   3,751,843   3,751,843    5,527,475
   27    2,268,333      (*)          (*)          (*)       449,642     449,642     2,152,691   4,045,248   4,045,248    5,842,659
   28    2,381,750      (*)          (*)          (*)       378,803     378,803     2,081,853   4,358,579   4,358,579    6,175,460
   29    2,500,837      (*)          (*)          (*)       295,422     295,422     1,998,472   4,692,394   4,692,394    6,526,716
   30    2,625,879      (*)          (*)          (*)       198,011     198,011     1,901,060   5,047,499   5,047,499    6,897,693

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. While the hypothetical investment rates of return are currently calculated with expense reimbursements these expense reimbursements may be lower or unavailable in the future. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR MSDW CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The illustrations assume that no temporary enhancement applies and consequently, the cash surrender value equals the cash value less indebtedness or other deductions. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 1.18%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.30%, 4.70% and 10.70% for policy years one through four, and rates of -1.15%, 4.85% and 10.85%, for policy years five through twenty, and rates of -1.00%, 5.00% and 11.00%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.65%, 4.35% and 10.35%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2.0% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% thereafter. Nationwide also deducts a tax load of 3.5%, both current and guaranteed, from all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.



$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                               $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT   12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                               RETURN
             PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY      INTEREST      CASH      SURRENDER      DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER      DEATH
  YEAR        AT 5%        VALUE       VALUE       BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE       BENEFIT
    1        105,000     87,965       87,965     1,703,050      93,400      93,400    1,703,050      98,838      98,838    1,703,050
    2        215,250    174,518      174,518     1,703,050     190,914     190,914    1,703,050     207,967     207,967    1,703,050
    3        331,013    260,013      260,013     1,703,050     293,097     293,097    1,703,050     328,878     328,878    1,703,050
    4        452,563    344,415      344,415     1,703,050     400,139     400,139    1,703,050     462,826     462,826    1,703,050
    5        580,191    428,316      428,316     1,703,050     512,997     512,997    1,703,050     612,112     612,112    1,703,050
    6        714,201    511,203      511,203     1,703,050     631,387     631,387    1,703,050     777,476     777,476    1,894,246
    7        854,911    593,141      593,141     1,703,050     755,516     755,516    1,787,449     959,785     959,785    2,270,723
    8        897,656    582,074      582,074     1,703,050     788,122     788,122    1,811,260   1,058,397   1,058,397    2,432,403
    9        942,539    570,741      570,741     1,703,050     822,024     822,024    1,835,846   1,166,983   1,166,983    2,606,250
   10        989,666    559,093      559,093     1,703,050     857,251     857,251    1,861,295   1,286,513   1,286,513    2,793,323
   11      1,039,150    547,120      547,120     1,703,050     893,873     893,873    1,887,716   1,418,106   1,418,106    2,994,812
   12      1,091,107    534,774      534,774     1,703,050     931,933     931,933    1,915,125   1,562,949   1,562,949    3,211,864
   13      1,145,662    522,039      522,039     1,703,050     971,502     971,502    1,943,558   1,722,391   1,722,391    3,445,763
   14      1,202,945    508,868      508,868     1,703,050   1,012,635   1,012,635    1,973,004   1,897,881   1,897,881    3,697,805
   15      1,263,093    495,073      495,073     1,703,050   1,055,279   1,055,279    2,003,251   2,090,797   2,090,797    3,968,989
   16      1,326,247    480,555      480,555     1,703,050   1,099,460   1,099,460    2,034,296   2,302,781   2,302,781    4,260,764
   17      1,392,560    465,195      465,195     1,703,050   1,145,199   1,145,199    2,066,182   2,535,612   2,535,612    4,574,784
   18      1,462,188    448,825      448,825     1,703,050   1,192,486   1,192,486    2,098,949   2,791,157   2,791,157    4,912,842
   19      1,535,297    431,263      431,263     1,703,050   1,241,317   1,241,317    2,132,659   3,071,442   3,071,442    5,276,926
   20      1,612,062    412,332      412,332     1,703,050   1,291,702   1,291,702    2,167,396   3,378,709   3,378,709    5,669,265
   21      1,692,665    394,016      394,016     1,703,050   1,346,704   1,346,704    2,208,229   3,723,801   3,723,801    6,106,020
   22      1,777,298    375,683      375,683     1,703,050   1,404,611   1,404,611    2,252,042   4,105,782   4,105,782    6,582,885
   23      1,866,163    356,209      356,209     1,703,050   1,464,865   1,464,865    2,297,770   4,526,505   4,526,505    7,100,222
   24      1,959,471    335,073      335,073     1,703,050   1,527,323   1,527,323    2,345,038   4,989,090   4,989,090    7,660,206
   25      2,057,445    312,063      312,063     1,703,050   1,592,049   1,592,049    2,393,851   5,497,586   5,497,586    8,266,332
   26      2,160,317    286,923      286,923     1,703,050   1,659,104   1,659,104    2,444,307   6,056,394   6,056,394    8,922,698
   27      2,268,333    259,404      259,404     1,703,050   1,728,574   1,728,574    2,496,625   6,670,418   6,670,418    9,634,263
   28      2,381,750    229,189      229,189     1,703,050   1,800,528   1,800,528    2,551,082   7,344,962   7,344,962   10,406,722
   29      2,500,837    195,878      195,878     1,703,050   1,875,020   1,875,020    2,607,991   8,085,736   8,085,736   11,246,562
   30      2,625,879    158,997      158,997     1,703,050   1,952,090   1,952,090    2,667,642   8,898,923   8,898,923   12,160,882

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                               $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 1
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT   12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH        CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     81,796       81,796     1,703,050      86,981      86,981    1,703,050      92,170      92,170    1,703,050
    2        215,250    162,037      162,037     1,703,050     177,538     177,538    1,703,050     193,670     193,670    1,703,050
    3        331,013    240,773      240,773     1,703,050     271,887     271,887    1,703,050     305,565     305,565    1,703,050
    4        452,563    318,044      318,044     1,703,050     370,253     370,253    1,703,050     429,044     429,044    1,703,050
    5        580,191    393,867      393,867     1,703,050     472,860     472,860    1,703,050     565,428     565,428    1,703,050
    6        714,201    468,271      468,271     1,703,050     579,964     579,964    1,703,050     716,193     716,193    1,744,935
    7        854,911    541,244      541,244     1,703,050     691,817     691,817    1,703,050     880,778     880,778    2,083,803
    8        897,656    522,556      522,556     1,703,050     713,012     713,012    1,703,050     960,701     960,701    2,207,881
    9        942,539    503,065      503,065     1,703,050     734,496     734,496    1,703,050   1,047,414   1,047,414    2,339,215
   10        989,666    482,648      482,648     1,703,050     756,241     756,241    1,703,050   1,141,427   1,141,427    2,478,308
   11      1,039,150    461,188      461,188     1,703,050     778,230     778,230    1,703,050   1,243,306   1,243,306    2,625,662
   12      1,091,107    438,573      438,573     1,703,050     800,462     800,462    1,703,050   1,353,678   1,353,678    2,781,812
   13      1,145,662    414,684      414,684     1,703,050     822,942     822,942    1,703,050   1,473,228   1,473,228    2,947,296
   14      1,202,945    389,379      389,379     1,703,050     845,669     845,669    1,703,050   1,602,689   1,602,689    3,122,655
   15      1,263,093    362,469      362,469     1,703,050     868,621     868,621    1,703,050   1,742,813   1,742,813    3,308,407
   16      1,326,247    333,693      333,693     1,703,050     891,750     891,750    1,703,050   1,894,356   1,894,356    3,505,068
   17      1,392,560    302,715      302,715     1,703,050     914,980     914,980    1,703,050   2,058,067   2,058,067    3,713,190
   18      1,462,188    269,139      269,139     1,703,050     938,229     938,229    1,703,050   2,234,714   2,234,714    3,933,421
   19      1,535,297    232,522      232,522     1,703,050     961,413     961,413    1,703,050   2,425,105   2,425,105    4,166,480
   20      1,612,062    192,373      192,373     1,703,050     984,461     984,461    1,703,050   2,630,109   2,630,109    4,413,161
   21      1,692,665    148,209      148,209     1,703,050   1,007,337   1,007,337    1,703,050   2,850,736   2,850,736    4,674,432
   22      1,777,298     99,507       99,507     1,703,050   1,030,022   1,030,022    1,703,050   3,088,108   3,088,108    4,951,227
   23      1,866,163     45,694       45,694     1,703,050   1,052,514   1,052,514    1,703,050   3,343,479   3,343,479    5,244,543
   24      1,959,471      (*)          (*)          (*)      1,074,784   1,074,784    1,703,050   3,618,136   3,618,136    5,555,255
   25      2,057,445      (*)          (*)          (*)      1,096,744   1,096,744    1,703,050   3,913,297   3,913,297    5,884,148
   26      2,160,317      (*)          (*)          (*)      1,118,254   1,118,254    1,703,050   4,230,087   4,230,087    6,232,057
   27      2,268,333      (*)          (*)          (*)      1,139,118   1,139,118    1,703,050   4,569,519   4,569,519    6,599,878
   28      2,381,750      (*)          (*)          (*)      1,159,094   1,159,094    1,703,050   4,932,479   4,932,479    6,988,591
   29      2,500,837      (*)          (*)          (*)      1,177,924   1,177,924    1,703,050   5,319,847   5,319,847    7,399,450
   30      2,625,879      (*)          (*)          (*)      1,195,404   1,195,404    1,703,050   5,732,779   5,732,779    7,834,167

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                               $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                  CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT   12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
          PREMIUMS
          PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY   INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR      AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1      105,000     87,765       87,765     1,790,815      93,188      93,188    1,796,238       98,613       98,613   1,801,663
    2      215,250    173,874      173,874     1,876,924     190,204     190,204    1,893,254      207,187      207,187   1,910,237
    3      331,013    258,686      258,686     1,961,736     291,575     291,575    1,994,625      327,142      327,142   2,030,192
    4      452,563    342,137      342,137     2,045,187     397,423     397,423    2,100,473      459,607      459,607   2,162,657
    5      580,191    424,766      424,766     2,127,816     508,594     508,594    2,211,644      606,691      606,691   2,309,741
    6      714,201    506,013      506,013     2,209,063     624,698     624,698    2,327,748      769,237      769,237   2,472,287
    7      854,911    585,918      585,918     2,288,968     745,997     745,997    2,449,047      948,942      948,942   2,651,992
    8      897,656    572,717      572,717     2,275,767     775,407     775,407    2,478,457    1,044,773    1,044,773   2,747,823
    9      942,539    559,138      559,138     2,262,188     805,694     805,694    2,508,744    1,150,414    1,150,414   2,853,464
   10      989,666    545,119      545,119     2,248,169     836,830     836,830    2,539,880    1,266,857    1,266,857   2,969,907
   11    1,039,150    530,658      530,658     2,233,708     868,851     868,851    2,571,901    1,395,264    1,395,264   3,098,314
   12    1,091,107    515,701      515,701     2,218,751     901,737     901,737    2,604,787    1,536,866    1,536,866   3,239,916
   13    1,145,662    500,238      500,238     2,203,288     935,517     935,517    2,638,567    1,693,077    1,693,077   3,396,127
   14    1,202,945    484,222      484,222     2,187,272     970,176     970,176    2,673,226    1,865,357    1,865,357   3,634,434
   15    1,263,093    467,404      467,404     2,170,454   1,005,494   1,005,494    2,708,544    2,054,940    2,054,940   3,900,922
   16    1,326,247    449,673      449,673     2,152,723   1,041,380   1,041,380    2,744,430    2,263,288    2,263,288   4,187,690
   17    1,392,560    430,900      430,900     2,133,950   1,077,716   1,077,716    2,780,766    2,492,124    2,492,124   4,496,323
   18    1,462,188    410,891      410,891     2,113,941   1,114,312   1,114,312    2,817,362    2,743,285    2,743,285   4,828,581
   19    1,535,297    389,450      389,450     2,092,500   1,150,964   1,150,964    2,854,014    3,018,762    3,018,762   5,186,418
   20    1,612,062    366,405      366,405     2,069,455   1,187,479   1,187,479    2,890,529    3,320,758    3,320,758   5,572,027
   21    1,692,665    344,152      344,152     2,047,202   1,227,603   1,227,603    2,930,653    3,659,930    3,659,930   6,001,289
   22    1,777,298    322,122      322,122     2,025,172   1,269,732   1,269,732    2,972,782    4,035,358    4,035,358   6,469,972
   23    1,866,163    298,884      298,884     2,001,934   1,312,492   1,312,492    3,015,542    4,448,863    4,448,863   6,978,435
   24    1,959,471    273,846      273,846     1,976,896   1,355,289   1,355,289    3,058,339    4,903,513    4,903,513   7,528,811
   25    2,057,445    246,834      246,834     1,949,884   1,397,927   1,397,927    3,100,977    5,403,286    5,403,286   8,124,540
   26    2,160,317    217,639      217,639     1,920,689   1,440,164   1,440,164    3,143,214    5,952,507    5,952,507   8,769,645
   27    2,268,333    186,092      186,092     1,889,142   1,481,779   1,481,779    3,184,829    6,555,998    6,555,998   9,469,002
   28    2,381,750    151,965      151,965     1,855,015   1,522,486   1,522,486    3,225,536    7,218,970    7,218,970  10,228,210
   29    2,500,837    114,977      114,977     1,818,027   1,561,920   1,561,920    3,264,970    7,947,036    7,947,036  11,053,643
   30    2,625,879     74,811       74,811     1,777,861   1,599,661   1,599,661    3,302,711    8,746,273    8,746,273  11,952,277

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


$100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS                                                               $1,703,050 SPECIFIED AMOUNT
                                           CASH VALUE ACCUMULATION TEST
                                            UNISEX: NONTOBACCO, AGE 45
                                              DEATH BENEFIT OPTION 2
                                                 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT   12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER     DEATH       CASH       SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     81,389       81,389     1,784,439     86,548      86,548     1,789,598      91,712      91,712    1,794,762
    2        215,250    160,783      160,783     1,863,833    176,153     176,153     1,879,203     192,148     192,148    1,895,198
    3        331,013    238,180      238,180     1,941,230    268,910     268,910     1,971,960     302,169     302,169    2,005,219
    4        452,563    313,562      313,562     2,016,612    364,905     364,905     2,067,955     422,704     422,704    2,125,754
    5        580,191    386,877      386,877     2,089,927    464,188     464,188     2,167,238     554,745     554,745    2,257,795
    6        714,201    458,074      458,074     2,161,124    566,813     566,813     2,269,863     699,383     699,383    2,402,433
    7        854,911    527,033      527,033     2,230,083    672,767     672,767     2,375,817     857,749     857,749    2,560,799
    8        897,656    504,163      504,163     2,207,213    687,139     687,139     2,390,189     930,774     930,774    2,633,824
    9        942,539    480,307      480,307     2,183,357    700,725     700,725     2,403,775   1,009,857   1,009,857    2,712,907
   10        989,666    455,343      455,343     2,158,393    713,352     713,352     2,416,402   1,095,475   1,095,475    2,798,525
   11      1,039,150    429,170      429,170     2,132,220    724,853     724,853     2,427,903   1,188,170   1,188,170    2,891,220
   12      1,091,107    401,702      401,702     2,104,752    735,071     735,071     2,438,121   1,288,561   1,288,561    2,991,611
   13      1,145,662    372,858      372,858     2,075,908    743,845     743,845     2,446,895   1,397,327   1,397,327    3,100,377
   14      1,202,945    342,537      342,537     2,045,587    750,986     750,986     2,454,036   1,515,199   1,515,199    3,218,249
   15      1,263,093    310,592      310,592     2,013,642    756,245     756,245     2,459,295   1,642,931   1,642,931    3,345,981
   16      1,326,247    276,806      276,806     1,979,856    759,291     759,291     2,462,341   1,781,276   1,781,276    3,484,326
   17      1,392,560    240,897      240,897     1,943,947    759,704     759,704     2,462,754   1,930,995   1,930,995    3,634,045
   18      1,462,188    202,553      202,553     1,905,603    757,014     757,014     2,460,064   2,092,885   2,092,885    3,795,935
   19      1,535,297    161,446      161,446     1,864,496    750,706     750,706     2,453,756   2,267,808   2,267,808    3,970,858
   20      1,612,062    117,253      117,253     1,820,303    740,245     740,245     2,443,295   2,456,711   2,456,711    4,159,761
   21      1,692,665     69,724       69,724     1,772,774    725,138     725,138     2,428,188   2,660,710   2,660,710    4,363,760
   22      1,777,298     18,625       18,625     1,721,675    704,890     704,890     2,407,940   2,880,962   2,880,962    4,619,105
   23      1,866,163      (*)          (*)          (*)       678,998     678,998     2,382,048   3,118,542   3,118,542    4,891,709
   24      1,959,471      (*)          (*)          (*)       646,847     646,847     2,349,897   3,374,499   3,374,499    5,181,177
   25      2,057,445      (*)          (*)          (*)       607,611     607,611     2,310,661   3,649,763   3,649,763    5,487,891
   26      2,160,317      (*)          (*)          (*)       560,242     560,242     2,263,292   3,945,212   3,945,212    5,812,359
   27      2,268,333      (*)          (*)          (*)       503,457     503,457     2,206,507   4,261,776   4,261,776    6,155,396
   28      2,381,750      (*)          (*)          (*)       435,744     435,744     2,138,794   4,600,283   4,600,283    6,517,919
   29      2,500,837      (*)          (*)          (*)       355,472     355,472     2,058,522   4,961,554   4,961,554    6,901,095
   30      2,625,879      (*)          (*)          (*)       261,128     261,128     1,964,178   5,346,666   5,346,666    7,306,522

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by Nationwide or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

        APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR NEWPORT GROUP CORPORATE VARIABLE UNIVERSAL LIFE
                               INSURANCE POLICIES



The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. The illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.95% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of February 12, 2002.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.35%, 4.65% and 10.65% for policy years one through four, and rates of -1.20%, 4.80% and 10.80%, for policy years five through twenty, and rates of -1.05%, 4.95% and 10.95%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of

3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.

                   $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                          $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 1
                                 CURRENT VALUES


                      0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT      12% HYPOTHETICAL GROSS INVESTMENT
                                  RETURN                               RETURN                                 RETURN
         PREMIUMS
         PAID PLUS                 CASH                                 CASH                                    CASH
POLICY   INTEREST      CASH      SURRENDER     DEATH       CASH       SURRENDER       DEATH        CASH       SURRENDER      DEATH
 YEAR     AT 5%        VALUE       VALUE      BENEFIT      VALUE        VALUE        BENEFIT       VALUE        VALUE       BENEFIT
   1      105,000      87,920      87,920    1,703,050       93,355       93,355    1,703,050       98,792       98,792    1,703,050
   2      215,250     174,384     174,384    1,703,050      190,775      190,775    1,703,050      207,822      207,822    1,703,050
   3      331,013     259,748     259,748    1,703,050      292,810      292,810    1,703,050      328,568      328,568    1,703,050
   4      452,563     343,978     343,978    1,703,050      399,647      399,647    1,703,050      462,273      462,273    1,703,050
   5      580,191     427,666     427,666    1,703,050      512,234      512,234    1,703,050      611,221      611,221    1,703,050
   6      714,201     510,299     510,299    1,703,050      630,284      630,284    1,703,050      776,144      776,144    1,891,000
   7      854,911     591,945     591,945    1,703,050      754,006      754,006    1,783,876      957,885      957,885    2,266,226
   8      897,656     580,592     580,592    1,703,050      786,173      786,173    1,806,779    1,055,825    1,055,825    2,426,493
   9      942,539     568,981     568,981    1,703,050      819,600      819,600    1,830,432    1,163,623    1,163,623    2,598,747
  10      989,666     557,063     557,063    1,703,050      854,316      854,316    1,854,922    1,282,231    1,282,231    2,784,027
  11    1,039,150     544,826     544,826    1,703,050      890,389      890,389    1,880,358    1,412,750    1,412,750    2,983,501
  12    1,091,107     532,224     532,224    1,703,050      927,858      927,858    1,906,751    1,556,345    1,556,345    3,198,293
  13    1,145,662     519,240     519,240    1,703,050      966,794      966,794    1,934,139    1,714,340    1,714,340    3,429,658
  14    1,202,945     505,826     505,826    1,703,050    1,007,247    1,007,247    1,962,507    1,888,160    1,888,160    3,678,865
  15    1,263,093     491,795     491,795    1,703,050    1,049,165    1,049,165    1,991,644    2,079,151    2,079,151    3,946,882
  16    1,326,247     477,047     477,047    1,703,050    1,092,569    1,092,569    2,021,547    2,288,924    2,288,924    4,235,123
  17    1,392,560     461,464     461,464    1,703,050    1,137,479    1,137,479    2,052,255    2,519,218    2,519,218    4,545,206
  18    1,462,188     444,876     444,876    1,703,050    1,183,884    1,183,884    2,083,808    2,771,862    2,771,862    4,878,880
  19    1,535,297     427,100     427,100    1,703,050    1,231,775    1,231,775    2,116,266    3,048,836    3,048,836    5,238,087
  20    1,612,062     407,962     407,962    1,703,050    1,281,163    1,281,163    2,149,712    3,352,331    3,352,331    5,625,005
  21    1,692,665     389,441     389,441    1,703,050    1,335,080    1,335,080    2,189,169    3,693,065    3,693,065    6,055,623
  22    1,777,298     370,913     370,913    1,703,050    1,391,824    1,391,824    2,231,540    4,070,061    4,070,061    6,525,612
  23    1,866,163     351,249     351,249    1,703,050    1,450,839    1,450,839    2,275,769    4,485,103    4,485,103    7,035,280
  24    1,959,471     329,926     329,926    1,703,050    1,511,978    1,511,978    2,321,477    4,941,231    4,941,231    7,586,724
  25    2,057,445     306,734     306,734    1,703,050    1,575,303    1,575,303    2,368,672    5,442,399    5,442,399    8,183,350
  26    2,160,317     281,415     281,415    1,703,050    1,640,871    1,640,871    2,417,445    5,992,897    5,992,897    8,829,151
  27    2,268,333     253,722     253,722    1,703,050    1,708,763    1,708,763    2,468,012    6,597,513    6,597,513    9,528,963
  28    2,381,750     223,335     223,335    1,703,050    1,779,046    1,779,046    2,520,644    7,261,413    7,261,413   10,288,346
  29    2,500,837     189,856     189,856    1,703,050    1,851,766    1,851,766    2,575,647    7,990,163    7,990,163   11,113,628
  30    2,625,879     152,811     152,811    1,703,050    1,926,963    1,926,963    2,633,304    8,789,779    8,789,779   12,011,731

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                          $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                               GUARANTEED VALUES

                      0% HYPOTHETICAL GROSS INVESTMENT      6% HYPOTHETICAL GROSS INVESTMENT      12% HYPOTHETICAL GROSS INVESTMENT
                                  RETURN                                RETURN                                 RETURN
         PREMIUMS
         PAID PLUS                 CASH                                  CASH                                   CASH
POLICY   ITEREST      CASH      SURRENDER     DEATH         CASH       SURRENDER      DEATH        CASH       SURRENDER      DEATH
 YEAR      AT 5%       VALUE       VALUE      BENEFIT       VALUE        VALUE       BENEFIT       VALUE        VALUE       BENEFIT
   1      105,000      85,848      85,848    1,703,050       91,159       91,159    1,703,050       96,473       96,473    1,703,050
   2      215,250     169,969     169,969    1,703,050      185,945      185,945    1,703,050      202,562      202,562    1,703,050
   3      331,013     252,724     252,724    1,703,050      284,873      284,873    1,703,050      319,641      319,641    1,703,050
   4      452,563     334,088     334,088    1,703,050      388,089      388,089    1,703,050      448,830      448,830    1,703,050
   5      580,191     414,015     414,015    1,703,050      495,732      495,732    1,703,050      591,362      591,362    1,703,050
   6      714,201     492,524     492,524    1,703,050      608,022      608,022    1,703,050      748,549      748,549    1,823,768
   7      854,911     569,690     569,690    1,703,050      725,242      725,242    1,715,825      920,937      920,937    2,178,814
   8      897,656     555,729     555,729    1,703,050      752,391      752,391    1,729,143    1,010,099    1,010,099    2,321,407
   9      942,539     541,594     541,594    1,703,050      780,477      780,477    1,743,059    1,107,745    1,107,745    2,473,952
  10      989,666     527,231     527,231    1,703,050      809,505      809,505    1,757,626    1,214,644    1,214,644    2,637,279
  11    1,039,150     512,629     512,629    1,703,050      839,509      839,509    1,772,907    1,331,690    1,331,690    2,812,315
  12    1,091,107     497,740     497,740    1,703,050      870,506      870,506    1,788,891    1,459,818    1,459,818    2,999,931
  13    1,145,662     482,545     482,545    1,703,050      902,544      902,544    1,805,602    1,600,093    1,600,093    3,201,099
  14    1,202,945     466,995     466,995    1,703,050      935,654      935,654    1,823,014    1,753,648    1,753,648    3,416,783
  15    1,263,093     450,895     450,895    1,703,050      969,766      969,766    1,840,921    1,921,520    1,921,520    3,647,648
  16    1,326,247     434,145     434,145    1,703,050    1,004,886    1,004,886    1,859,309    2,104,968    2,104,968    3,894,755
  17    1,392,560     416,622     416,622    1,703,050    1,041,011    1,041,011    1,878,206    2,305,342    2,305,342    4,159,327
  18    1,462,188     398,153     398,153    1,703,050    1,078,116    1,078,116    1,897,641    2,524,041    2,524,041    4,442,680
  19    1,535,297     378,550     378,550    1,703,050    1,116,174    1,116,174    1,917,656    2,762,577    2,762,577    4,746,277
  20    1,612,062     357,636     357,636    1,703,050    1,155,178    1,155,178    1,938,318    3,022,614    3,022,614    5,071,761
  21    1,692,665     336,850     336,850    1,703,050    1,196,047    1,196,047    1,961,192    3,308,518    3,308,518    5,425,070
  22    1,777,298     316,189     316,189    1,703,050    1,238,858    1,238,858    1,986,287    3,622,915    3,622,915    5,808,693
  23    1,866,163     294,482     294,482    1,703,050    1,283,077    1,283,077    2,012,619    3,966,801    3,966,801    6,222,277
  24    1,959,471     271,192     271,192    1,703,050    1,328,541    1,328,541    2,039,831    4,342,241    4,342,241    6,667,039
  25    2,057,445     246,107     246,107    1,703,050    1,375,276    1,375,276    2,067,906    4,752,038    4,752,038    7,145,303
  26    2,160,317     218,968     218,968    1,703,050    1,423,300    1,423,300    2,096,904    5,199,208    5,199,208    7,659,833
  27    2,268,333     189,531     189,531    1,703,050    1,472,652    1,472,652    2,126,990    5,687,107    5,687,107    8,214,041
  28    2,381,750     157,479     157,479    1,703,050    1,523,356    1,523,356    2,158,370    6,219,325    6,219,325    8,811,861
  29    2,500,837     122,412     122,412    1,703,050    1,575,421    1,575,421    2,191,274    6,799,682    6,799,682    9,457,773
  30    2,625,879      83,861      83,861    1,703,050    1,628,845    1,628,845    2,225,909    7,432,278    7,432,278   10,156,628

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                          $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 2
                                 CURRENT VALUES

                      0% HYPOTHETICAL GROSS INVESTMENT      6% HYPOTHETICAL GROSS INVESTMENT      12% HYPOTHETICAL GROSS INVESTMENT
                                   RETURN                                 RETURN                                RETURN
         PREMIUMS
         PAID PLUS                 CASH                                  CASH                                   CASH
POLICY   INTEREST      CASH      SURRENDER     DEATH        CASH       SURRENDER      DEATH        CASH       SURRENDER      DEATH
 YEAR     AT 5%        VALUE       VALUE      BENEFIT       VALUE        VALUE       BENEFIT       VALUE        VALUE       BENEFIT
   1      105,000      87,720      87,720    1,790,770       93,143       93,143    1,796,193       98,568       98,568    1,801,618
   2      215,250     173,741     173,741    1,876,791      190,065      190,065    1,893,115      207,043      207,043    1,910,093
   3      331,013     258,423     258,423    1,961,473      291,290      291,290    1,994,340      326,834      326,834    2,029,884
   4      452,563     341,704     341,704    2,044,754      396,934      396,934    2,099,984      459,059      459,059    2,162,109
   5      580,191     424,122     424,122    2,127,172      507,839      507,839    2,210,889      605,810      605,810    2,308,860
   6      714,201     505,120     505,120    2,208,170      623,609      623,609    2,326,659      767,913      767,913    2,470,963
   7      854,911     584,739     584,739    2,287,789      744,499      744,499    2,447,549      947,047      947,047    2,650,097
   8      897,656     571,261     571,261    2,274,311      773,467      773,467    2,476,517    1,042,202    1,042,202    2,745,252
   9      942,539     557,416     557,416    2,260,466      803,276      803,276    2,506,326    1,147,047    1,147,047    2,850,097
  10      989,666     543,141     543,141    2,246,191      833,897      833,897    2,536,947    1,262,555    1,262,555    2,965,605
  11    1,039,150     528,434     528,434    2,231,484      865,361      865,361    2,568,411    1,389,868    1,389,868    3,092,918
  12    1,091,107     513,241     513,241    2,216,291      897,650      897,650    2,600,700    1,530,195    1,530,195    3,233,245
  13    1,145,662     497,553     497,553    2,200,603      930,786      930,786    2,633,836    1,684,923    1,684,923    3,387,973
  14    1,202,945     481,322     481,322    2,184,372      964,755      964,755    2,667,805    1,855,501    1,855,501    3,615,231
  15    1,263,093     464,301     464,301    2,167,351      999,333      999,333    2,702,383    2,043,146    2,043,146    3,878,532
  16    1,326,247     446,377     446,377    2,149,427    1,034,425    1,034,425    2,737,475    2,249,284    2,249,284    4,161,779
  17    1,392,560     427,422     427,422    2,130,472    1,069,912    1,069,912    2,772,962    2,475,590    2,475,590    4,466,490
  18    1,462,188     407,244     407,244    2,110,294    1,105,601    1,105,601    2,808,651    2,723,857    2,723,857    4,794,384
  19    1,535,297     385,647     385,647    2,088,697    1,141,284    1,141,284    2,844,334    2,996,033    2,996,033    5,147,368
  20    1,612,062     362,458     362,458    2,065,508    1,176,766    1,176,766    2,879,816    3,294,271    3,294,271    5,527,583
  21    1,692,665     340,069     340,069    2,043,119    1,215,772    1,215,772    2,918,822    3,629,103    3,629,103    5,950,741
  22    1,777,298     317,914     317,914    2,020,964    1,256,708    1,256,708    2,959,758    3,999,568    3,999,568    6,412,588
  23    1,866,163     294,566     294,566    1,997,616    1,298,194    1,298,194    3,001,244    4,407,420    4,407,420    6,913,427
  24    1,959,471     269,429     269,429    1,972,479    1,339,634    1,339,634    3,042,684    4,855,647    4,855,647    7,455,318
  25    2,057,445     242,334     242,334    1,945,384    1,380,828    1,380,828    3,083,878    5,348,133    5,348,133    8,041,609
  26    2,160,317     213,070     213,070    1,916,120    1,421,528    1,421,528    3,124,578    5,889,095    5,889,095    8,676,223
  27    2,268,333     181,470     181,470    1,884,520    1,461,511    1,461,511    3,164,561    6,483,237    6,483,237    9,363,912
  28    2,381,750     147,307     147,307    1,850,357    1,500,483    1,500,483    3,203,533    7,135,637    7,135,637   10,110,140
  29    2,500,837     110,302     110,302    1,813,352    1,538,078    1,538,078    3,241,128    7,851,763    7,851,763   10,921,126
  30    2,625,879      70,138      70,138    1,773,188    1,573,870    1,573,870    3,276,920    8,637,528    8,637,528   11,803,671

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                          $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                               GUARANTEED VALUES


                      0% HYPOTHETICAL GROSS INVESTMENT       6% HYPOTHETICAL GROSS INVESTMENT     12% HYPOTHETICAL GROSS INVESTMENT
                                   RETURN                                 RETURN                               RETURN
          PREMIUMS
          PAID PLUS                CASH                                   CASH                                  CASH
POLICY    INTEREST     CASH      SURRENDER     DEATH         CASH       SURRENDER     DEATH        CASH       SURRENDER      DEATH
 YEAR      AT 5%       VALUE       VALUE      BENEFIT        VALUE        VALUE      BENEFIT       VALUE        VALUE       BENEFIT
   1      105,000      85,653      85,653    1,788,703       90,952       90,952    1,794,002       96,254       96,254    1,799,304
   2      215,250     169,342     169,342    1,872,392      185,253      185,253    1,888,303      201,802      201,802    1,904,852
   3      331,013     251,436     251,436    1,954,486      283,395      283,395    1,986,445      317,955      317,955    2,021,005
   4      452,563     331,883     331,883    2,034,933      385,458      385,458    2,088,508      445,713      445,713    2,148,763
   5      580,191     410,591     410,591    2,113,641      491,487      491,487    2,194,537      586,135      586,135    2,289,185
   6      714,201     487,538     487,538    2,190,588      601,598      601,598    2,304,648      740,463      740,463    2,443,513
   7      854,911     562,778     562,778    2,265,828      715,990      715,990    2,419,040      910,143      910,143    2,613,193
   8      897,656     546,817     546,817    2,249,867      739,899      739,899    2,442,949      996,376      996,376    2,699,426
   9      942,539     530,598     530,598    2,233,648      764,284      764,284    2,467,334    1,090,868    1,090,868    2,793,918
  10      989,666     514,058     514,058    2,217,108      789,097      789,097    2,492,147    1,194,395    1,194,395    2,897,445
  11    1,039,150     497,196     497,196    2,200,246      814,349      814,349    2,517,399    1,307,873    1,307,873    3,010,923
  12    1,091,107     479,959     479,959    2,183,009      839,998      839,998    2,543,048    1,432,256    1,432,256    3,135,306
  13    1,145,662     462,339     462,339    2,165,389      866,046      866,046    2,569,096    1,568,646    1,568,646    3,271,696
  14    1,202,945     444,286     444,286    2,147,336      892,454      892,454    2,595,504    1,718,213    1,718,213    3,421,263
  15    1,263,093     425,556     425,556    2,128,606      918,975      918,975    2,622,025    1,882,035    1,882,035    3,585,085
  16    1,326,247     406,040     406,040    2,109,090      945,490      945,490    2,648,540    2,061,399    2,061,399    3,814,141
  17    1,392,560     385,610     385,610    2,088,660      971,854      971,854    2,674,904    2,257,548    2,257,548    4,073,097
  18    1,462,188     364,080     364,080    2,067,130      997,852      997,852    2,700,902    2,471,712    2,471,712    4,350,573
  19    1,535,297     341,256     341,256    2,044,306    1,023,249    1,023,249    2,726,299    2,705,301    2,705,301    4,647,874
  20    1,612,062     316,972     316,972    2,020,022    1,047,826    1,047,826    2,750,876    2,959,946    2,959,946    4,966,606
  21    1,692,665     293,099     293,099    1,996,149    1,073,453    1,073,453    2,776,503    3,239,921    3,239,921    5,312,589
  22    1,777,298     269,628     269,628    1,972,678    1,100,174    1,100,174    2,803,224    3,547,797    3,547,797    5,688,256
  23    1,866,163     245,132     245,132    1,948,182    1,126,568    1,126,568    2,829,618    3,884,552    3,884,552    6,093,262
  24    1,959,471     219,024     219,024    1,922,074    1,151,998    1,151,998    2,855,048    4,252,206    4,252,206    6,528,800
  25    2,057,445     191,142     191,142    1,894,192    1,176,227    1,176,227    2,879,277    4,653,504    4,653,504    6,997,146
  26    2,160,317     161,287     161,287    1,864,337    1,198,968    1,198,968    2,902,018    5,091,401    5,091,401    7,501,005
  27    2,268,333     129,301     129,301    1,832,351    1,219,960    1,219,960    2,923,010    5,569,183    5,569,183    8,043,719
  28    2,381,750      94,972      94,972    1,798,022    1,238,872    1,238,872    2,941,922    6,090,363    6,090,363    8,629,142
  29    2,500,837      58,033      58,033    1,761,083    1,255,299    1,255,299    2,958,349    6,658,686    6,658,686    9,261,658
  30    2,625,879      18,182      18,182    1,721,232    1,268,776    1,268,776    2,971,826    7,278,162    7,278,162    9,946,021

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION (BANK ONE)


The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.



                                         PERFORMANCE TABLE - TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
                                               Annual Percentage             Non annualized Percentage
                                                    Change                             Change
                                             ---------------------- -----------------------------------------------------------
                           Fund       Unit                            1 mo      1 Yr      2 Yrs     3 Yrs.   5 yrs.   Inception
                        Inception    Values    1998    1999   2000     to        to        to        to        to        to
 Underlying Mutual Fund   Date**    12/31/00                        12/31/00  12/31/00  12/31/00  12/31/00  12/31/00  12/31/00
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP               10/09/86   11.34   11.54    5.63    8.09    4.23      8.09     14.17     27.35     86.36     450.48
Equity-Income Portfolio:
Service Class

Fidelity VIP Growth        10/09/86   11.94   39.38   36.48   -11.25   0.20    -11.25     21.13     68.83    139.06     696.97
Portfolio: Service Class



FIDELITY VIP HIGH INCOME   09/19/85    8.25   -4.42    7.44   -22.77   2.10    -22.77     -17.02    -20.69     6.33     209.01
PORTFOLIO: SERVICE CLASS


FIDELITY VIP OVERSEAS      01/28/87   11.00   12.64   41.62   -19.31   0.22    -19.31     14.27     28.71     62.56     184.17
PORTFOLIO: SERVICE CLASS

NSAT Capital               04/15/92    7.60   29.96    3.66   -26.68  -2.28    -26.68     -23.99    -1.22     67.58     139.36
Appreciation Fund

NSAT Dreyfus NSAT Mid      10/31/97   13.88   10.81   20.21   14.98    7.33    14.98      38.21     53.15      0.00      51.16
Cap Index Fund

NSAT Government Bond Fund  11/08/82   10.94    8.91   -2.92   12.31    1.86    12.31       9.03     18.74     34.76     330.69

NSAT Money Market Fund     11/10/81   11.03    5.27    4.22    5.82    0.49     5.82      10.28     16.09     28.45     214.02

NSAT Nationwide Small      10/31/97   13.87   -3.06   27.08   10.98    7.50    10.98      41.03     36.71      0.00      32.96
Cap Value Fund

NSAT Nationwide Small      10/23/95   15.75    1.01   43.17    8.68    9.09     8.68      55.60     57.17    126.54     154.23
Company Fund

NSAT Strong NSAT Mid Cap   10/31/97   15.64   14.59   83.66   -15.55  13.40    -15.55     55.11     77.74      0.00      80.37
Growth Fund

NSAT Total Return Fund     11/08/82   10.31   18.07    6.31   -2.32    0.58    -2.32       3.85     22.62     92.68     983.68

One Group Investment       08/01/94    9.50   19.09    8.20    1.51    0.98     1.51       9.84     30.80     79.93     106.70
Trust Balanced Portfolio

One Group Investment       05/01/97   10.54    8.66   -1.50   12.04    2.03    12.04      10.36     19.91      0.00      27.25
Trust Bond Portfolio

One Group Investment       03/30/95    8.91   13.11    9.13   -4.49    0.63    -4.49       4.23     17.89     77.56     102.24
Trust Diversified Equity
Portfolio

One Group Investment       03/30/95    9.81    4.91   10.50   19.28    7.46    19.28      31.81     38.28    118.04     133.81
Trust Diversified Mid
Cap Portfolio

One Group Investment       05/01/98    8.78    0.00   21.11   -9.61    0.46    -9.61       9.48      0.00      0.00      19.34
Trust Equity Index
Portfolio

One Group Investment       08/01/94   10.52    7.32   -1.31   11.85    1.81    11.85      10.38     18.46     31.31      46.44
Trust Government Bond
Portfolio

One Group Investment       08/01/94    7.45   41.27   29.26   -23.06  -3.07    -23.06     -0.55     40.49    116.25     160.35
Trust Large Cap Growth
Portfolio

One Group Investment       08/01/94    8.38   38.82   25.42    5.64    5.27     5.64      32.50     83.93    176.17     220.79
Trust Mid Cap Growth
Portfolio

One Group Investment       05/01/97   11.07   -3.77   -1.84   27.74   10.22    27.74      25.39     20.66      0.00      38.36
Trust Mid Cap Value
Portfolio
------------------------------------------------------------------------------------------------------------------------------


                              Annualized Percentage
                                     Change
-----------------------------------------------------------
                             3 Yrs.    5 yrs.    Inception
                               to        to         to
                           12/31/00   12/31/00   12/31/00
-----------------------------------------------------------
Fidelity VIP                   8.39     13.26     12.74
Equity-Income Portfolio:
Service Class

Fidelity VIP Growth           19.07     19.04     15.71
Portfolio: Service Class



FIDELITY VIP HIGH INCOME      -7.44      1.24      7.66
PORTFOLIO: SERVICE CLASS


FIDELITY VIP OVERSEAS          8.78     10.21      7.79
PORTFOLIO: SERVICE CLASS

NSAT Capital                  -0.41     10.88     10.54
Appreciation Fund

NSAT Dreyfus NSAT Mid         15.27      0.00     13.94
Cap Index Fund

NSAT Government Bond Fund      5.89      6.15      8.38

NSAT Money Market Fund         5.10      5.14      6.16

NSAT Nationwide Small         10.99      0.00      9.41
Cap Value Fund

NSAT Nationwide Small         16.27     17.77     19.70
Company Fund

NSAT Strong NSAT Mid Cap      21.13      0.00     20.47
Growth Fund

NSAT Total Return Fund         7.03     14.02     14.03

One Group Investment           9.36     12.47     11.99
Trust Balanced Portfolio

One Group Investment           6.24      0.00      6.80
Trust Bond Portfolio

One Group Investment           5.64     12.17     13.02
Trust Diversified Equity
Portfolio

One Group Investment          11.41     16.87     15.91
Trust Diversified Mid
Cap Portfolio

One Group Investment           0.00      0.00      6.86
Trust Equity Index
Portfolio

One Group Investment           5.81      5.60      6.13
Trust Government Bond
Portfolio

One Group Investment          12.00     16.68     16.09
Trust Large Cap Growth
Portfolio

One Group Investment          22.52     22.53     19.93
Trust Mid Cap Growth
Portfolio

One Group Investment           6.46      0.00      9.27
Trust Mid Cap Value
Portfolio
--------------------------------------------------------

The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION (BANKERS TRUST)


The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.


                                         PERFORMANCE TABLE - TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------------
                                               Annual Percentage             Non annualized Percentage
                                                    Change                             Change
                                             ------------------------ ----------------------------------------------------------
                           Fund       Unit                              1 mo      1 Yr     2 Yrs     3 Yrs.   5 yrs.   Inception
                        Inception    Values    1998    1999     2000     to        to        to        to        to        to
 Underlying Mutual Fund    Date**  12/31/00                           12/31/00  12/31/00  12/31/00  12/31/00  12/31/00  12/31/00
--------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE         08/22/97   10.22    21.60    26.85   -16.82    3.29    -16.82     5.51     28.30     0.00     18.86
Equity Index Fund

Deutsche VIT Equity       10/01/97   10.72    28.71    19.68    -9.42    0.46    -9.42      8.41     39.53     0.00     41.12
Index Fund


DEUTSCHE VIT SMALL CAP    08/22/97   11.45    -2.18    19.46   -4.06     8.43    -4.06     14.60     12.10     0.00     16.85
INDEX FUND


INVESCO VIF TECHNOLOGY    05/21/97   19.51    25.69   157.40   -23.57    0.79    -23.57    96.73    147.27     0.00    181.14
FUND

NSAT Capital              04/15/92    7.60    29.96     3.66   -26.68    -2.28   -26.68   -23.99     -1.22    67.58    139.36
Appreciation Fund

NSAT Government Bond      11/08/82   10.94     8.91    -2.92   12.31     1.86    12.31      9.03     18.74    34.76    330.69
Fund

NSAT Money Market Fund    11/10/81   11.03     5.27     4.22    5.82     0.49     5.82     10.28     16.09    28.45    214.02

NSAT Nationwide Small     10/31/97   13.87    -3.06    27.08   10.98     7.50    10.98     41.03     36.71     0.00     32.96
Cap Value Fund

NSAT Nationwide Small     10/23/95   15.75     1.01    43.17    8.68     9.09     8.68     55.60     57.17   126.54    154.23
Company Fund

NSAT Total Return Fund    11/08/82   10.31    18.07     6.31   -2.32     0.58    -2.32      3.85     22.62    92.68    983.68

The Universal             01/02/97    9.45    -2.27     6.47   -10.77    3.69   -10.77     -4.99     -7.15     0.00     87.15
Institutional Funds,
Inc. - High Yield
Portfolio
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                              Annualized Percentage
                                     Change
------------------------------------------------------
                        3 Yrs.     5 yrs.   Inception
                          to         to        to
                       12/31/00   12/31/00  12/31/00
------------------------------------------------------
Deutsche VIT EAFE         8.66      0.00      5.28
Equity Index Fund

Deutsche VIT Equity      11.74      0.00     11.19
Index Fund


DEUTSCHE VIT SMALL CAP    3.88      0.00      4.75
INDEX FUND


INVESCO VIF TECHNOLOGY   35.23      0.00     33.15
FUND

NSAT Capital             -0.41     10.88     10.54
Appreciation Fund

NSAT Government Bond      5.89      6.15      8.38
Fund

NSAT Money Market Fund    5.10      5.14      6.16

NSAT Nationwide Small    10.99      0.00      9.41
Cap Value Fund

NSAT Nationwide Small    16.27     17.77     19.70
Company Fund

NSAT Total Return Fund    7.03     14.02     14.03

The Universal            -2.44      0.00     -0.72
Institutional Funds,
Inc. - High Yield
Portfolio
--------------------------------------------------------------------------------

The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION (FIDELITY)

The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.


                                         PERFORMANCE TABLE - TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                               Annual Percentage                       Non annualized Percentage
                                                    Change                                      Change
                                             ---------------------------------------------------------------------------------------
                           Fund       Unit                                  1 mo      1 Yr     2 Yrs     3 Yrs.    5 yrs.  Inception
                         Inception   Values     1998     1999      2000      to        to        to        to        to        to
 Underlying Mutual Fund    Date**   12/31/00                              12/31/00  12/31/00  12/31/00  12/31/00  12/31/00 12/31/00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP               10/09/86   11.34    11.54      5.63      8.09     4.23      8.09     14.17     27.35     86.36    450.48
Equity-Income
Portfolio: Service Class


FIDELITY VIP GROWTH        10/09/86   11.94    39.38     36.48    -11.25     0.20    -11.25     21.13     68.83    139.06    696.97
PORTFOLIO: SERVICE CLASS


FIDELITY VIP HIGH          09/19/85    8.25    -4.42      7.44    -22.77     2.10    -22.77    -17.02    -20.69      6.33    209.01
INCOME PORTFOLIO:
SERVICE CLASS

Fidelity VIP II Asset      09/06/89   10.51    14.82     10.36     -4.25     1.95     -4.25      5.66     21.32     67.56    210.90
Manager Portfolio:
Service Class

Fidelity VIP II Asset      01/03/95    9.91    17.18     14.46    -12.78     1.39    -12.78     -0.17     16.98     75.51    110.87
Manager: Growth
Portfolio: Service Class

Fidelity VIP II            01/03/95   11.45    29.94     30.01     -6.90     3.33     -6.90     21.04     57.27    136.72    206.43
Contrafund Portfolio:
Service Class

Fidelity VIP III           01/03/95    9.88    17.27      3.81     -4.58     1.74     -4.58     -0.94     16.17     56.21     73.77
Balanced Portfolio:
Service Class

Fidelity VIP III Growth    12/31/96   10.39    29.27      8.42     -3.89     0.97     -3.89      4.21     34.71      0.00     71.44
& Income Portfolio:
Service Class

Fidelity VIP III Growth    01/03/95    8.52    24.51      3.57    -17.34     0.77    -17.34    -14.39      6.58     63.81    112.01
Opportunities
Portfolio: Service Class

Fidelity VIP III Mid       12/08/98   16.46     0.00     48.65     33.05     7.61     33.05     97.78      0.00      0.00    103.03
Cap Portfolio: Service
Class

Fidelity VIP Overseas      01/28/87   11.00    12.64     41.62    -19.31     0.22    -19.31     14.27     28.71     62.56    184.17
Portfolio: Service Class

NSAT Capital               04/15/92    7.60    29.96      3.66    -26.68    -2.28    -26.68    -23.99     -1.22     67.58    139.36
Appreciation Fund

NSAT Government Bond       11/08/82   10.94     8.91     -2.92     12.31     1.86     12.31      9.03     18.74     34.76    330.69
Fund

NSAT Money Market Fund     11/10/81   11.03     5.27      4.22      5.82     0.49      5.82     10.28     16.09     28.45    214.02

NSAT Nationwide Small      10/23/95   15.75     1.01     43.17      8.68     9.09      8.68     55.60     57.17    126.54    154.23
Company Fund

NSAT Total Return Fund     11/08/82   10.31    18.07      6.31     -2.32     0.58     -2.32      3.85     22.62     92.68    983.68
----------------------------------------------------------------------------------------------------------------------------------


                              Annualized Percentage
                                     Change
--------------------------------------------------------------------------------
                             3 Yrs.    5 yrs.    Inception
                               to        to         to
                           12/31/00   12/31/00   12/31/00
--------------------------------------------------------------------------------
Fidelity VIP                   8.39      13.26      12.74
Equity-Income
Portfolio: Service Class


FIDELITY VIP GROWTH           19.07      19.04      15.71
PORTFOLIO: SERVICE CLASS


FIDELITY VIP HIGH             -7.44       1.24       7.66
INCOME PORTFOLIO:
SERVICE CLASS

Fidelity VIP II Asset          6.65      10.88      10.54
Manager Portfolio:
Service Class

Fidelity VIP II Asset          5.37      11.91      13.26
Manager: Growth
Portfolio: Service Class

Fidelity VIP II               16.29      18.81      20.55
Contrafund Portfolio:
Service Class

Fidelity VIP III               5.12       9.33       9.66
Balanced Portfolio:
Service Class

Fidelity VIP III Growth       10.44       0.00      14.43
& Income Portfolio:
Service Class

Fidelity VIP III Growth        2.15      10.37      13.36
Opportunities
Portfolio: Service Class

Fidelity VIP III Mid           0.00       0.00      40.98
Cap Portfolio: Service
Class

Fidelity VIP Overseas          8.78      10.21       7.79
Portfolio: Service Class

NSAT Capital                  -0.41      10.88      10.54
Appreciation Fund

NSAT Government Bond           5.89       6.15       8.38
Fund

NSAT Money Market Fund         5.10       5.14       6.16

NSAT Nationwide Small         16.27      17.77      19.70
Company Fund

NSAT Total Return Fund         7.03      14.02      14.03
-------------------------------------------------------------------------

The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION (GOLDMAN SACHS)

The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.


                                         PERFORMANCE TABLE - TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                               Annual Percentage                       Non annualized Percentage
                                                    Change                                      Change
                                             ---------------------------------------------------------------------------------------
                           Fund       Unit                                 1 mo      1 Yr     2 Yrs     3 Yrs.    5 yrs.   Inception
                         Inception   Values     1998     1999     2000      to        to        to        to        to         to
 Underlying Mutual Fund    Date**   12/31/00                             12/31/00  12/31/00  12/31/00  12/31/00  12/31/00  12/31/00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DEUTSCHE VIT FUNDS -      08/22/97    10.22     21.60    26.85   -16.82     3.29   -16.82      5.51     28.30      0.00     18.86
EAFE EQUITY INDEX FUND


DREYFUS STOCK INDEX       09/29/89    10.72     28.21    19.89    -9.46     0.46    -9.46      8.55     39.17    124.69    339.95
FUND, INC.

Fidelity VIP              10/09/86    11.34     11.54     5.63     8.09     4.23     8.09     14.17     27.35     86.36    450.48
Equity-Income
Portfolio: Service Class

Fidelity VIP High         09/19/85     8.25     -4.42     7.44   -22.77     2.10   -22.77    -17.02    -20.69      6.33    209.01
Income Portfolio:
Service Class


Goldman Sachs VIT         04/30/98    11.52      0.00    26.38    -8.16    -0.78    -8.16     16.07      0.00      0.00     31.09
Capital Growth Fund


Goldman Sachs VIT CORE    02/13/98    10.27      0.00    34.62   -22.63    -3.43   -22.63      4.15      0.00      0.00     21.08
Large Cap Growth Fund

Goldman Sachs VIT CORE    02/13/98    11.89      0.00    16.85     1.55    10.25     1.55     18.65      0.00      0.00      6.92
Small Cap Equity Fund

Goldman Sachs VIT CORE    02/13/98    10.97      0.00    23.57    -9.80     0.57    -9.80     11.46      0.00      0.00     27.07
U.S. Equity Fund

Goldman Sachs VIT         02/13/98    10.70      0.00    -1.60     8.83     1.39     8.83      7.10      0.00      0.00    -89.71
Global Income Fund

Goldman Sachs VIT         01/12/98     9.78      0.00     4.79    -4.88     1.33    -4.88     -0.32      0.00      0.00    -89.13
Growth and Income Fund

Goldman Sachs VIT         01/12/98    10.33      0.00    24.25   -13.36     3.53   -13.36      7.64      0.00      0.00     28.50
International Equity
Fund

Goldman Sachs VIT Mid     05/01/98    12.73      0.00    -1.53    30.81     9.34    30.81     28.80      0.00      0.00     10.76
Cap Value Fund

INVESCO VIF Technology    05/21/97    19.51     25.69   157.40   -23.57     0.79   -23.57     96.73    147.27      0.00    181.14
Fund

NSAT Capital              04/15/92     7.60     29.96     3.66   -26.68    -2.28   -26.68    -23.99     -1.22     67.58    139.36
Appreciation Fund

NSAT Government Bond      11/08/82    10.94      8.91    -2.92    12.31     1.86    12.31      9.03     18.74     34.76    330.69
Fund

NSAT Money Market Fund    11/10/81    11.03      5.27     4.22     5.82     0.49     5.82     10.28     16.09     28.45    214.02

NSAT Nationwide Small     10/31/97    13.87     -3.06    27.08    10.98     7.50    10.98     41.03     36.71      0.00     32.96
Cap Value Fund

NSAT Nationwide Small     10/23/95    15.75      1.01    43.17     8.68     9.09     8.68     55.60     57.17    126.54    154.23
Company Fund

NSAT Total Return Fund    11/08/82    10.31     18.07     6.31    -2.32     0.58    -2.32      3.85     22.62     92.68    983.68

Salomon Brothers          02/05/98    10.61      0.00    -0.22     7.09     1.19     7.09      6.86      0.00      0.00      7.65
Variable Series Funds
Inc. - Strategic Bond
Fund

The Universal             03/03/97    12.48    -10.86    -2.05    29.01     5.97    29.01     26.36     12.64      0.00     31.43
Institutional Funds,
Inc. - U.S. Real Estate
Portfolio
--------------------------------------------------------------------------------
                              Annualized Percentage
                                     Change
--------------------------------------------------------------------------------
                           3 Yrs.    5 yrs.   Inception
                             to        to       to
                         12/31/00   12/31/00  12/31/00
--------------------------------------------------------------------------------
DEUTSCHE VIT FUNDS -        8.66      0.00      5.28
EAFE EQUITY INDEX FUND


DREYFUS STOCK INDEX        11.65     17.58     14.07
FUND, INC.

Fidelity VIP                8.39     13.26     12.74
Equity-Income
Portfolio: Service Class

Fidelity VIP High          -7.44      1.24      7.66
Income Portfolio:
Service Class


Goldman Sachs VIT           0.00      0.00     10.69
Capital Growth Fund


Goldman Sachs VIT CORE      0.00      0.00      6.87
Large Cap Growth Fund

Goldman Sachs VIT CORE      0.00      0.00      2.35
Small Cap Equity Fund

Goldman Sachs VIT CORE      0.00      0.00      8.68
U.S. Equity Fund

Goldman Sachs VIT           0.00      0.00    -54.63
Global Income Fund

Goldman Sachs VIT           0.00      0.00      1.50
Growth and Income Fund

Goldman Sachs VIT           0.00      0.00      8.82
International Equity
Fund

Goldman Sachs VIT Mid       0.00      0.00      3.91
Cap Value Fund

INVESCO VIF Technology     35.23      0.00     33.15
Fund

NSAT Capital               -0.41     10.88     10.54
Appreciation Fund

NSAT Government Bond        5.89      6.15      8.38
Fund

NSAT Money Market Fund      5.10      5.14      6.16

NSAT Nationwide Small      10.99      0.00      9.41
Cap Value Fund

NSAT Nationwide Small      16.27     17.77     19.70
Company Fund

NSAT Total Return Fund      7.03     14.02     14.03

Salomon Brothers            0.00      0.00      2.57
Variable Series Funds
Inc. - Strategic Bond
Fund

The Universal               4.05      0.00      7.41
Institutional Funds,
Inc. - U.S. Real Estate
Portfolio
--------------------------------------------------------------------------------

The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION (INVESCO)


The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.


                                         PERFORMANCE TABLE - TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                               Annual Percentage                       Non annualized Percentage
                                                    Change                                      Change
                                             ---------------------------------------------------------------------------------------
                           Fund       Unit                                 1 mo      1 Yr      2 Yrs    3 Yrs.    5 yrs.   Inception
                         Inception   Values     1998    1999     2000       to        to         to       to        to         to
 Underlying Mutual Fund    Date**   12/31/00                             12/31/00  12/31/00  12/31/00  12/31/00  12/31/00  12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality        08/31/90   11.08    -0.41    -0.41    10.98      2.33     10.98     10.52     10.07     10.14     77.32
Bond Portfolio


Fidelity VIP Overseas      01/28/87   11.00    12.64    41.62   -19.31      0.22    -19.31     14.27     28.71     62.56    184.17
Portfolio: Service Class


Goldman Sachs VIT          02/13/98   10.70     0.00    -1.60     8.83      1.39      8.83      7.10      0.00      0.00    -89.71
Global Income Fund


INVESCO VIF Blue Chip      08/25/97    9.76    38.99    28.40   -23.40     -6.25    -23.40     -1.64     36.71      0.00     44.98
Growth Fund


INVESCO VIF Dynamics       08/25/97   14.68    19.35    54.68    -3.74      7.02     -3.74     48.89     77.70      0.00     82.26
Fund


INVESCO VIF Equity         08/10/94   11.87    15.30    14.16     4.66      5.72      4.66     19.48     37.76    115.89    175.22
Income Fund


INVESCO VIF Health         05/22/97   13.66    42.85     4.25    30.28      5.86     30.28     35.81     94.01      0.00    112.15
Sciences Fund


INVESCO VIF High Yield     05/27/94    9.54     1.42     8.55   -11.86      2.75    -11.86     -4.32     -2.96     32.75     55.61
Fund


INVESCO VIF Real Estate    04/01/98   12.64     0.00    -0.24    28.37      6.28     28.37     28.06      0.00      0.00      7.22
Opportunity Fund


INVESCO VIF Small          08/25/97   16.31    16.38   105.62   -15.15      8.49    -15.15     74.47    103.04      0.00     99.57
Company Growth Fund


INVESCO VIF Technology     05/21/97   19.51    25.69   157.40   -23.57      0.79    -23.57     96.73    147.27      0.00    181.14
Fund


INVESCO VIF Total          06/02/94    9.31     9.55    -3.97    -2.37      3.21     -2.37     -6.24      2.71     56.54     90.33
Return Fund


INVESCO VIF Utilities      01/03/95   12.30    25.48    18.43     5.07      7.77      5.07     24.43     56.14    117.28    131.44
Fund


NSAT Capital               04/15/92    7.60    29.96     3.66   -26.68     -2.28    -26.68    -23.99     -1.22     67.58    139.36
Appreciation Fund


                           10/31/97   13.88    10.81    20.21    14.98      7.33     14.98     38.21     53.15      0.00     51.16
NSAT DREYFUS NSAT MID
CAP INDEX FUND


NSAT Federated NSAT        10/31/97   10.38    13.89    17.79   -10.80      2.35    -10.80      5.07     19.66      0.00     20.93
Equity Income Fund


NSAT Federated NSAT        10/31/97    9.36     5.80     2.58    -8.46      2.97     -8.46     -6.10     -0.65      0.00     90.90
High Income Bond Fund


NSAT J.P. Morgan NSAT      10/31/97    9.93     8.07     0.27    -0.55      1.25     -0.55     -0.28      7.77      0.00      8.57
Balanced Fund


NSAT MAS NSAT              10/31/97   10.57     2.60     0.96     5.44      3.38      5.44      6.45      9.22      0.00      9.58
Multi-Sector Bond Fund


NSAT Money Market Fund     11/10/81   11.03     5.27     4.22     5.82      0.49      5.82     10.28     16.09     28.45    214.02


NSAT Nationwide Global     10/31/97   10.43    18.36    22.20   -12.50      3.17    -12.50      6.93     26.55      0.00     27.15
50 Fund


NSAT Nationwide Small      10/31/97   13.87    -3.06    27.08    10.98      7.50     10.98     41.03     36.71      0.00     32.96
Cap Value Fund


NSAT Nationwide Small      10/23/95   15.75     1.01    43.17     8.68      9.09      8.68     55.60     57.17    126.54    154.23
Company Fund


NSAT Nationwide            10/31/97   10.36     0.39    -3.64     7.39      6.21      7.39      3.48      3.89      0.00      4.83
Strategic Value Fund


NSAT Strong NSAT Mid       10/31/97   15.64    14.59    83.66   -15.55     13.40    -15.55     55.11     77.74      0.00     80.37
Cap Growth Fund


NSAT Total Return Fund     11/08/82   10.31    18.07     6.31    -2.32      0.58     -2.32      3.85     22.62     92.68    983.68


Salomon Brothers           02/17/98   12.68     0.00    10.99    15.01      4.60     15.01     27.65      0.00      0.00     39.80
Variable Series Funds
Inc. - Investors Fund
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Annualized Percentage
                                     Change
--------------------------------------------------------------------------------
                              3 Yrs.    5 yrs.   Inception
                               to         to        to
                            12/31/00   12/31/00  12/31/00
--------------------------------------------------------------------------------
Dreyfus VIF Quality            3.25      1.95      5.70
Bond Portfolio


Fidelity VIP Overseas          8.78     10.21      7.79
Portfolio: Service Class


Goldman Sachs VIT              0.00      0.00    -54.63
Global Income Fund


INVESCO VIF Blue Chip         10.99      0.00     11.73
Growth Fund


INVESCO VIF Dynamics          21.12      0.00     19.63
Fund


INVESCO VIF Equity            11.27     16.64     17.17
Income Fund


INVESCO VIF Health            24.72      0.00     23.18
Sciences Fund


INVESCO VIF High Yield        -1.00      5.83      6.94
Fund


INVESCO VIF Real Estate        0.00      0.00      2.57
Opportunity Fund


INVESCO VIF Small             26.63      0.00     22.91
Company Growth Fund


INVESCO VIF Technology        35.23      0.00     33.15
Fund


INVESCO VIF Total              0.90      9.38     10.28
Return Fund


INVESCO VIF Utilities         16.01     16.79     15.03
Fund


NSAT Capital                  -0.41     10.88     10.54
Appreciation Fund


                              15.27      0.00     13.94
NSAT DREYFUS NSAT MID
CAP INDEX FUND


NSAT Federated NSAT            6.17      0.00      6.19
Equity Income Fund


NSAT Federated NSAT           -0.22      0.00      0.28
High Income Bond Fund


NSAT J.P. Morgan NSAT          2.52      0.00      2.63
Balanced Fund


NSAT MAS NSAT                  2.98      0.00      2.93
Multi-Sector Bond Fund


NSAT Money Market Fund         5.10      5.14      6.16


NSAT Nationwide Global         8.17      0.00      7.88
50 Fund


NSAT Nationwide Small         10.99      0.00      9.41
Cap Value Fund


NSAT Nationwide Small         16.27     17.77     19.70
Company Fund


NSAT Nationwide                1.28      0.00      1.50
Strategic Value Fund


NSAT Strong NSAT Mid          21.13      0.00     20.47
Cap Growth Fund


NSAT Total Return Fund         7.03     14.02     14.03


Salomon Brothers               0.00      0.00     12.40
Variable Series Funds
Inc. - Investors Fund
--------------------------------------------------------------------------------

The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE

"POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION (J.P. MORGAN)


The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.


                                         PERFORMANCE TABLE - TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                               Annual Percentage                       Non annualized Percentage
                                                    Change                                      Change
                                             ---------------------------------------------------------------------------------------
                            Fund       Unit                              1 mo      1 Yr      2 Yrs     3 Yrs.    5 yrs.   Inception
                          Inception  Values     1998   1999    2000       to        to         to        to        to         to
 Underlying Mutual Fund     Date**  12/31/00                           12/31/00  12/31/00  12/31/00   12/31/00  12/31/00  12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Funds -       08/22/97   10.22    21.60   26.85  -16.82      3.29    -16.82      5.51     28.30      0.00      18.86
EAFE Equity Index Fund


NSAT Dreyfus NSAT Mid      10/31/97   13.88    10.81   20.21   14.98      7.33     14.98     38.21     53.15      0.00      51.16
Cap Index Fund


NSAT Gartmore NSAT         08/30/00    8.70     0.00    0.00    0.00      3.27      0.00      0.00      0.00      0.00     -24.95
Emerging Markets Fund


NSAT Gartmore NSAT         06/30/00    6.01     0.00    0.00    0.00     -0.90      0.00      0.00      0.00      0.00     -25.14
Global Technology and
Communications Fund


NSAT J.P. Morgan NSAT      10/31/97    9.93     8.07    0.27   -0.55      1.25     -0.55     -0.28      7.77      0.00       8.57
Balanced Fund


NSAT Nationwide Global     10/31/97   10.43    18.36   22.20  -12.50      3.17    -12.50      6.93     26.55      0.00      27.15
50 Fund


NSAT Nationwide Small      10/31/97   13.87    -3.06   27.08   10.98      7.50     10.98     41.03     36.71      0.00      32.96
Cap Value Fund


NSAT Nationwide Small      10/23/95   15.75     1.01   43.17    8.68      9.09      8.68     55.60     57.17    126.54     154.23
Company Fund
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Annualized Percentage
                                     Change
--------------------------------------------------------------------------------
                              3 Yrs.     5 yrs.   Inception
                                to         to        to
                             12/31/00   12/31/00  12/31/00
--------------------------------------------------------------------------------
Deutsche VIT Funds -            8.66      0.00      5.28
EAFE Equity Index Fund


NSAT Dreyfus NSAT Mid          15.27      0.00     13.94
Cap Index Fund


NSAT Gartmore NSAT              0.00      0.00    -57.44
Emerging Markets Fund


NSAT Gartmore NSAT              0.00      0.00    -43.96
Global Technology and
Communications Fund


NSAT J.P. Morgan NSAT           2.52      0.00      2.63
Balanced Fund


NSAT Nationwide Global          8.17      0.00      7.88
50 Fund


NSAT Nationwide Small          10.99      0.00      9.41
Cap Value Fund


NSAT Nationwide Small          16.27     17.77     19.70
Company Fund
--------------------------------------------------------------------------------



The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

The following underlying mutual funds were added to the variable account effective January 24, 2001. Therefore, no performance history is available:

         AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
         -        American Century VP Balanced Fund
         -        American Century VP Capital Appreciation Fund
         -        American Century VP Income & Growth Fund
         -        American Century VP International Fund
         -        American Century VP Value Fund

         J.P. MORGAN SERIES TRUST II
         -        J.P. Morgan Bond Portfolio
         -        J.P. Morgan U.S. Disciplined Equity Portfolio
         -        J.P. Morgan Small Company Portfolio
         -        J.P. Morgan International Opportunities Portfolio

APPENDIX C:  PERFORMANCE SUMMARY INFORMATION (MSDW)


The following performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.


                                         PERFORMANCE TABLE - TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                               Annual Percentage                       Non annualized Percentage
                                                    Change                                      Change
                                             ---------------------------------------------------------------------------------------
                           Fund      Unit                              1 mo      1 Yr     2 Yrs     3 Yrs.    5 yrs.   Inception
                         Inception  Values     1998   1999     2000     to        to        to        to        to         to
 Underlying Mutual Fund    Date**  12/31/00                          12/31/00  12/31/00  12/31/00  12/31/00  12/31/00  12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE Equity  08/22/97   10.22    21.60   26.85  -16.82    3.29    -16.82       5.51    28.30       0.00      18.86
Index Fund


Deutsche VIT Equity       10/01/97   10.72    28.71   19.68   -9.42    0.46     -9.42       8.41    39.53       0.00      41.12
Index Fund


                          08/22/97   11.45    -2.18   19.46   -4.06    8.43     -4.06      14.60    12.10       0.00      16.85
DEUTSCHE VIT SMALL CAP
INDEX FUND


Fidelity VIP              10/09/86   11.34    11.54    5.63    8.09    4.23      8.09      14.17    27.35      86.36     450.48
Equity-Income Portfolio:
Service Class


Fidelity VIP Growth       10/09/86   11.94    39.38   36.48  -11.25    0.20    -11.25      21.13    68.83     139.06     696.97
Portfolio: Service Class


NSAT Capital              04/15/92    7.60    29.96    3.66  -26.68   -2.28    -26.68     -23.99    -1.22      67.58     139.36
Appreciation Fund


NSAT Dreyfus NSAT Mid     10/31/97   13.88    10.81   20.21   14.98    7.33     14.98      38.21    53.15       0.00      51.16
Cap Index Fund


NSAT Government Bond Fund 11/08/82   10.94     8.91   -2.92   12.31    1.86     12.31       9.03    18.74      34.76     330.69


NSAT MAS NSAT             10/31/97   10.57     2.60    0.96    5.44    3.38      5.44       6.45     9.22       0.00       9.58
Multi-Sector Bond Fund


NSAT Money Market Fund    11/10/81   11.03     5.27    4.22    5.82    0.49      5.82      10.28    16.09      28.45     214.02


NSAT Nationwide Small     10/31/97   13.87    -3.06   27.08   10.98    7.50     10.98      41.03    36.71       0.00      32.96
Cap Value Fund


NSAT Nationwide Small     10/23/95   15.75     1.01   43.17    8.68    9.09      8.68      55.60    57.17     126.54     154.23
Company Fund


NSAT Total Return Fund    11/08/82   10.31    18.07    6.31   -2.32    0.58     -2.32       3.85    22.62      92.68     983.68


The Universal             06/16/97   13.98   -28.38   28.61   11.16    3.28     11.16      42.97     2.40       0.00     102.21
Institutional Funds,
Inc. - Emerging Markets
Debt Portfolio


The Universal             01/02/97   12.07    19.29   38.63  -11.92   -1.69    -11.92      22.10    45.65       0.00     191.50
Institutional Funds,
Inc. - Equity Growth
Portfolio


The Universal             01/02/97   10.85     2.79   -2.21   10.86    2.48     10.86       8.41    11.43       0.00     114.62
Institutional Funds,
Inc. - Fixed Income
Portfolio


The Universal             01/02/97   11.28    13.47    3.48   11.23    6.03     11.23      15.11    30.62       0.00     154.93
Institutional Funds,
Inc. - Global Value
Equity Portfolio


The Universal             01/02/97    9.45    -2.27    6.47  -10.77    3.69    -10.77      -4.99    -7.15       0.00      97.15
Institutional Funds,
Inc. - High Yield
Portfolio


The Universal             10/18/99   12.76     0.00    0.00   -7.66    7.54     -7.66       0.00     0.00       0.00     127.64
Institutional Funds,
Inc. - Mid Cap Growth
Portfolio


The Universal             01/02/97   13.21    12.01   19.48   10.53    9.76     10.53      32.06    47.93       0.00     194.71
Institutional Funds,
Inc. - Mid Cap Value
Portfolio


The Universal             03/03/97   12.48   -10.86   -2.05   29.01    5.97     29.01      26.36    12.64       0.00     131.43
Institutional Funds,
Inc. - U.S. Real Estate
Portfolio


The Universal             01/02/97   12.06    -5.77   -2.40   24.70    7.96     24.70      21.71    14.69       0.00     133.49
Institutional Funds,
Inc. - Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Annualized Percentage
                                     Change
--------------------------------------------------------------------------------
                             3 Yrs.     5 yrs.    Inception
                               to         to         to
                            12/31/00   12/31/00   12/31/00
--------------------------------------------------------------------------------

Deutsche VIT EAFE Equity       8.66       0.00       5.28
Index Fund


Deutsche VIT Equity           11.74       0.00      11.19
Index Fund


                               3.88       0.00       4.75
DEUTSCHE VIT SMALL CAP
INDEX FUND


Fidelity VIP                   8.39      13.26      12.74
Equity-Income Portfolio:
Service Class


Fidelity VIP Growth           19.07      19.04      15.71
Portfolio: Service Class


NSAT Capital                  -0.41      10.88      10.54
Appreciation Fund


NSAT Dreyfus NSAT Mid         15.27       0.00      13.94
Cap Index Fund


NSAT Government Bond Fund      5.89       6.15       8.38


NSAT MAS NSAT                  2.98       0.00       2.93
Multi-Sector Bond Fund


NSAT Money Market Fund         5.10       5.14       6.16


NSAT Nationwide Small         10.99       0.00       9.41
Cap Value Fund


NSAT Nationwide Small         16.27      17.77      19.70
Company Fund


NSAT Total Return Fund         7.03      14.02      14.03


The Universal                  0.79       0.00       0.62
Institutional Funds,
Inc. - Emerging Markets
Debt Portfolio


The Universal                 13.35       0.00      17.66
Institutional Funds,
Inc. - Equity Growth
Portfolio


The Universal                  3.67       0.00       3.47
Institutional Funds,
Inc. - Fixed Income
Portfolio


The Universal                  9.31       0.00      11.58
Institutional Funds,
Inc. - Global Value
Equity Portfolio


The Universal                 -2.44       0.00      -0.72
Institutional Funds,
Inc. - High Yield
Portfolio


The Universal                  0.00       0.00      22.52
Institutional Funds,
Inc. - Mid Cap Growth
Portfolio


The Universal                 13.94       0.00      18.15
Institutional Funds,
Inc. - Mid Cap Value
Portfolio


The Universal                  4.05       0.00       7.41
Institutional Funds,
Inc. - U.S. Real Estate
Portfolio


The Universal                  4.67       0.00       7.50
Institutional Funds,
Inc. - Value Portfolio
--------------------------------------------------------------------------------




The preceding table displays three types of total return. Simply stated, total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.75% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the total return figures will show the investment performance such underlying mutual funds would have achieved (reduced by the 0.75% asset charge and fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, total return figures may not be available for all of the periods shown.

The following underlying mutual funds were added to the variable account effective October 25, 2001. Therefore, no performance history is available:

         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         -        Active International Allocation Portfolio
         -        Emerging Markets Equity Portfolio
         -        Technology Portfolio

         VAN KAMPEN LIFE INVESTMENT TRUST
         -        Comstock Portfolio: Class II
         -        Enterprise Portfolio: Class II
         -        Emerging Growth Portfolio: Class II

--------------------------------------------------------------------------------





                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



The Board of Directors of Nationwide Life and Annuity Insurance Company and
   Contract Owners of Nationwide VL Separate Account-D:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-D (comprised of the sub-accounts listed in note 1(b)) (collectively, "the Account") as of December 31, 2000, and the related statements of operations and changes in contract owners' equity for the year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for the year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations and changes in contract owners' equity for year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999 and the financial highlights for the year ended December 31, 2000 and for the period May 19, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP
Columbus, Ohio
February 16, 2001



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        NATIONWIDE VL SEPARATE ACCOUNT-D

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 2000

ASSETS:

   Investments at fair value:

      Dreyfus VIF - Quality Bond Portfolio (DryVQualBd)
         106,216 shares (cost $1,161,725) .................................................................     $ 1,209,802

      Fidelity VIP - Equity-Income Portfolio - Service Class (FidVEqInS)
         234,274 shares (cost $5,433,139) .................................................................       5,962,264

      Fidelity VIP - Overseas Portfolio - Service Class (FidVOvSeS)
         36,681 shares (cost $840,514) ....................................................................         731,418

      Fidelity VIP-II - Contrafund Portfolio - Service Class (FidVConS)
         75,973 shares (cost $1,947,611) ..................................................................       1,798,290

      Fidelity VIP-III - Balanced Portfolio - Service Class (FidVBalS)
         94,614 shares (cost $1,423,497) ..................................................................       1,361,495

      INVESCO VIF - Blue Chip Growth Fund (IVBCGr)
         57,022 shares (cost $970,464) ....................................................................         790,899

      INVESCO VIF - Dynamics Fund (IVDynm)
         12,578 shares (cost $231,675) ....................................................................         229,038

      INVESCO VIF - Equity Income Fund (IVEIn) (formerly INVESCO VIF Industrial
      Income Fund)
        62,555 shares (cost $1,306,589) ...................................................................       1,295,510

      INVESCO VIF - Total Return Fund (IVTotRtn)
         56,939 shares (cost $875,989) ....................................................................         752,169

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         68,864 shares (cost $1,647,033) ..................................................................       1,010,931

      Nationwide SAT - High Income Bond Fund - Federated (NSATHiIFED)
         121,546 shares (cost $1,148,840) .................................................................         957,783

      Nationwide SAT - Money Market Fund (NSATMMkt)
         26,928 shares (cost $26,928) .....................................................................          26,928

      Nationwide SAT - Strategic Value Fund (NSATStrVal)
         71,410 shares (cost $699,057) ....................................................................         716,952
                                                                                                               ------------

            Total investments .............................................................................      16,843,479

   Accounts receivable ....................................................................................             438
                                                                                                               ------------

            Total assets ..................................................................................      16,843,917

Accounts Receivable .......................................................................................           -
                                                                                                               ------------

Contract Owners' Equity (note 5) ..........................................................................    $ 16,843,917
                                                                                                               ============



See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31,1999

                                                               Total                       DryVQualBd
                                                    ---------------------------       ----------------------
                                                         2000            1999          2000           1999
                                                    ----------       ----------       --------     ---------
Investment activity:
  Reinvested dividends ..........................   $   186,494         62,096         64,746         16,312
  Mortality and expense risk charges (note 3) ...       (69,956)        (9,788)        (5,312)        (1,426)
                                                    -----------        -------        -------          -----
     Net investment income ......................       116,538         52,308         59,434         14,886
                                                    -----------        -------        -------          -----

  Proceeds from mutual funds shares sold ........     2,910,278      4,134,210         41,512         10,936
  Cost of mutual fund shares sold ...............    (2,906,931)    (4,141,413)       (41,634)       (11,035)
                                                    -----------        -------        -------          -----
     Realized gain (loss) on investments ........         3,347         (7,203)          (122)           (99)
  Change in unrealized gain (loss)
     on investments .............................      (963,583)        94,003         53,660         (5,582)
                                                    -----------        -------        -------          -----
     Net gain (loss) on investments .............      (960,236)        86,800         53,538         (5,681)
                                                    -----------        -------        -------          -----
  Reinvested capital gains ......................       466,754         62,728              -              -
                                                    -----------        -------        -------          -----
      Net increase (decrease) in contract owners'
         equity resulting from operations .......   $  (376,944)       201,836        112,972          9,205
                                                    ===========        =======        =======          =====


                                                           FidVEqInS              FidVOvSeS
                                                       ---------------    ------------------------
                                                         2000    1999        2000           1999
                                                       -------   -----    --------        --------
Investment activity:
  Reinvested dividends ..........................             -    -         8,519              -
  Mortality and expense risk charges (note 3) ...       (20,230)   -        (3,859)        (1,057)
                                                        -------  ---      --------        -------
     Net investment income ......................       (20,230)   -         4,660         (1,057)
                                                        -------  ---      --------        -------

  Proceeds from mutual funds shares sold ........        93,999    -        31,973          9,416
  Cost of mutual fund shares sold ...............       (90,808)   -       (29,381)        (8,550)
                                                        -------  ---      --------        -------
     Realized gain (loss) on investments ........         3,191    -         2,592            866
  Change in unrealized gain (loss)
     on investments .............................       529,125    -      (217,991)       108,896
                                                        -------  ---      --------        -------
     Net gain (loss) on investments .............       532,316    -      (215,399)       109,762
                                                        -------  ---      --------        -------
  Reinvested capital gains ......................             -    -        55,135              -
                                                        -------  ---      --------        -------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......       512,086    -      (155,604)       108,705
                                                        =======  ===      ========        =======



                                                          FidVConS                FidVBalS
                                                     ---------------      -----------------------
                                                       2000    1999         2000           1999
                                                     -------   -----      ----------     --------
Investment activity:
  Reinvested dividends ..........................   $       -        -             -         -

  Mortality and expense risk charges (note 3) ...      (6,764)       -          (5,073)       -
                                                    ---------      ---       ---------      ---
     Net investment income ......................      (6,764)       -          (5,073)       -
                                                    ---------      ---       ---------      ---

  Proceeds from mutual funds shares sold ........      31,474        -          23,559        -
  Cost of mutual fund shares sold ...............     (33,077)       -         (24,033)       -
     Realized gain (loss) on investments ........      (1,603)       -            (474)       -
                                                    ---------      ---       ---------      ---
  Change in unrealized gain (loss)
     on investments .............................    (149,321)       -         (62,003)       -
                                                    ---------      ---       ---------      ---
     Net gain (loss) on investments .............    (150,924)       -         (62,477)       -
                                                    ---------      ---       ---------      ---
  Reinvested capital gains ......................           -        -               -        -
                                                    ---------      ---       ---------      ---
      Net increase (decrease) in contract owners'
         equity resulting from operations .......   $(157,688)       -         (67,550)       -
                                                    =========      ===       =========      ===



                                                               IVBCGr                   VDynm
                                                     ----------------------     -------------------
                                                       2000          1999        2000         1999
                                                     -------         ------     -------     -------
Investment activity:
  Reinvested dividends ..........................           -            -            -           25

  Mortality and expense risk charges (note 3) ...      (4,757)      (1,203)        (883)        (187)
                                                    ---------    ---------    ---------    ---------
     Net investment income ......................      (4,757)      (1,203)        (883)        (162)
                                                    ---------    ---------    ---------    ---------

  Proceeds from mutual funds shares sold ........      43,871       14,651       14,086        7,473
  Cost of mutual fund shares sold ...............     (33,529)     (14,300)      (9,614)      (7,300)
     Realized gain (loss) on investments ........      10,342          351        4,472          173
                                                    ---------    ---------    ---------    ---------
  Change in unrealized gain (loss)
     on investments .............................    (275,867)      96,302      (25,623)      22,986
                                                    ---------    ---------    ---------    ---------
     Net gain (loss) on investments .............    (265,525)      96,653      (21,151)      23,159
                                                    ---------    ---------    ---------    ---------
  Reinvested capital gains ......................      17,423        7,456          227            -
                                                    ---------    ---------    ---------    ---------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......    (252,859)     102,906      (21,807)      22,997
                                                    =========    =========    =========    =========

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF OPERATIONS, CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31, 1999

                                                             IVEIn                   IVHiYld
                                                   ---------------------    --------------------
                                                       2000        1999        2000        1999
                                                   ----------  ---------    --------     -------
Investment activity:
  Reinvested dividends ..........................   $  1,081       6,728           -           1
  Mortality and expense risk charges (note 3) ...     (5,123)     (1,313)          -         (79)
                                                    --------    --------    --------    --------
     Net investment income ......................     (4,042)      5,415           -         (78)
                                                    --------    --------    --------    --------

  Proceeds from mutual funds shares sold ........     52,883      22,974          13     373,497
  Cost of mutual fund shares sold ...............    (50,663)    (23,054)        (13)   (380,462)
                                                    --------    --------    --------    --------
     Realized gain (loss) on investments ........      2,220         (80)          -      (6,965)
  Change in unrealized gain (loss)
     on investments .............................    (18,516)      7,438           -          (1)
                                                    --------    --------    --------    --------
     Net gain (loss) on investments .............    (16,296)      7,358           -      (6,966)
                                                    --------    --------    --------    --------
  Reinvested capital gains ......................     72,898       3,011           -           -
                                                    --------    --------    --------    --------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......   $ 52,560      15,784           -      (7,044)
                                                    ========    ========    ========    ========



                                                            IVTotRtn              NSATCapAp
                                                    ---------------------   --------------------
                                                       2000        1999       2000         1999
                                                    --------    ---------   ---------   ---------
Investment activity:
  Reinvested dividends ..........................      3,243       8,567       1,889       2,465
  Mortality and expense risk charges (note 3) ...     (3,363)        (66)     (6,201)     (1,765)
                                                    --------    --------    --------    --------
     Net investment income ......................       (120)      8,501      (4,312)        700
                                                    --------    --------    --------    --------

  Proceeds from mutual funds shares sold ........     27,682       4,835      49,768      14,707
  Cost of mutual fund shares sold ...............    (31,140)     (5,074)    (57,683)    (15,130)
                                                    --------    --------    --------    --------
     Realized gain (loss) on investments ........     (3,458)       (239)     (7,915)       (423)
  Change in unrealized gain (loss)
     on investments .............................    (98,909)    (24,912)   (571,143)    (64,959)
                                                    --------    --------    --------    --------
     Net gain (loss) on investments .............   (102,367)    (25,151)   (579,058)    (65,382)
                                                    --------    --------    --------    --------
  Reinvested capital gains ......................     94,725       1,429     226,346      45,603
                                                    --------    --------    --------    --------
      Net increase (decrease) in contract owners'
         equity resulting from operations .......     (7,762)    (15,221)   (357,024)    (19,079)
                                                    ========    ========    ========    ========


                                                          NSATHiIFED                   NSATMMkt                    NSATStrVal
                                                 -------------------------   ------------------------    -------------------------
                                                     2000           1999         2000           1999          2000         1999
                                                 ----------    -----------   ----------    ----------    -----------    ----------
Investment activity:
  Reinvested dividends .......................   $   97,043        23,636         4,311         3,026         5,662         1,336
  Mortality and expense risk charges (note 3)        (4,843)       (1,350)         (291)         (498)       (3,257)         (844)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Net investment income ...................       92,200        22,286         4,020         2,528         2,405           492
                                                 ----------    ----------    ----------    ----------    ----------    ----------

  Proceeds from mutual funds shares sold .....       38,493        11,196     2,434,970     3,657,504        25,995         7,021
  Cost of mutual fund shares sold ............      (43,008)      (11,489)   (2,434,970)   (3,657,504)      (27,378)       (7,515)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Realized gain (loss) on investments .....       (4,515)         (293)            -             -        (1,383)         (494)
  Change in unrealized gain (loss)
     on investments ..........................     (171,006)      (20,050)            -             -        44,011       (26,115)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Net gain (loss) on investments ..........     (175,521)      (20,343)            -             -        42,628       (26,609)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
  Reinvested capital gains ...................            -             -             -             -             -         5,229
                                                 ----------    ----------    ----------    ----------    ----------    ----------
     Net increase (decrease) in contract
      owners' equity resulting from operations   $  (83,321)        1,943         4,020         2,528        45,033       (20,888)
                                                 ==========    ==========    ==========    ==========    ==========    ==========


See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31, 1999


                                                         Total                        DryVQualBd
                                           -----------------------------   -----------------------------
                                                  2000            1999            2000           1999
                                           -------------   -------------   -------------   -------------
Investment activity:
  Net investment income ................   $    116,538          52,308          59,434          14,886
  Realized gain (loss) on investments ..          3,347          (7,203)           (122)            (99)
  Change in unrealized gain (loss)
     on investments ....................       (963,583)         94,003          53,660          (5,582)
  Reinvested capital gains .............        466,754          62,728               -               -
                                           ------------    ------------    ------------    ------------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................       (376,944)        201,836         112,972           9,205
                                           ------------    ------------    ------------    ------------

Equity transactions:
  Purchase payments received from
     contract owners ...................     13,415,306       4,183,303         452,002          16,014
  Transfers between funds ..............              -               -         117,200         552,682
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (449,025)       (130,559)        (38,405)        (11,846)
                                           ------------    ------------    ------------    ------------
       Net equity transactions .........     12,966,281       4,052,744         530,797         556,850
                                           ------------    ------------    ------------    ------------

Net change in contract owners'equity ...     12,589,337       4,254,580         643,769         566,055
Contract owners'equity beginning
  of period ............................      4,254,580               -         566,055               -
                                           ------------    ------------    ------------    ------------
Contract owners' equity end of period ..   $ 16,843,917       4,254,580       1,209,824         566,055
                                           ============    ============    ============    ============


CHANGES IN UNITS:
  Beginning units ......................        389,180               -          56,693               -
                                           ------------    ------------    ------------    ------------
  Units purchased ......................      2,724,928         769,252         165,089          57,890
  Units redeemed .......................     (1,524,181)       (380,072)       (112,597)         (1,197)
                                           ------------    ------------    ------------    ------------
  Ending units .........................      1,589,927         389,180         109,185          56,693
                                           ============    ============    ============    ============



                                                   FidVEqInS               FidVOvSeS
                                           -------------------  ---------------------------
                                                2000     1999         2000          1999
                                           -----------  ------  -----------    ------------
Investment activity:
  Net investment income ................        (20,230)   -          4,660          (1,057)
  Realized gain (loss) on investments ..          3,191    -          2,592             866
  Change in unrealized gain (loss)
     on investments ....................        529,125    -       (217,991)        108,896
  Reinvested capital gains .............              -    -         55,135               -
                                           ------------    -   ------------    ------------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................        512,086    -       (155,604)        108,705
                                           ------------    -   ------------    ------------

Equity transactions:
  Purchase payments received from
     contract owners ...................         (6,559)   -        339,267          28,236
  Transfers between funds ..............      5,530,401    -         78,133         373,054
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................        (73,551)   -        (30,077)        (10,308)
                                           ------------    -   ------------    ------------
       Net equity transactions .........      5,450,291    -        387,323         390,982
                                           ------------    -   ------------    ------------

Net change in contract owners'equity ...      5,962,377    -        231,719         499,687
Contract owners'equity beginning
  of period ............................              -    -        499,687               -
                                           ------------    -   ------------    ------------
Contract owners' equity end of period ..      5,962,377    -        731,406         499,687
                                           ============    =   ============    ============


CHANGES IN UNITS:
  Beginning units ......................              -    -         36,657               -
                                           ------------    -   ------------    ------------
  Units purchased ......................        529,110    -         96,462          37,591
  Units redeemed .......................         (3,379)   -        (66,620)           (934)
                                           ------------    -   ------------    ------------
  Ending units .........................        525,731    -         66,499          36,657
                                           ============    =   ============    ============

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999


                                                  FidVConS           FidVBalS              IVBCGr                    IVDynm
                                           ------------------   -----------------     -----------------     ----------------------
                                                2000     1999      2000     1999      2000        1999          2000        1999
                                           ----------  ------   -------    ------     ------      -----     ---------     --------
Investment activity:
  Net investment income ................   $    (6,764)   -        (5,073)   -        (4,757)     (1,203)        (883)        (162)
  Realized gain (loss) on investments ..        (1,603)   -          (474)   -        10,342         351        4,472          173
  Change in unrealized gain (loss)
     on investments ....................      (149,321)   -       (62,003)   -      (275,867)     96,302      (25,623)      22,986
  Reinvested capital gains .............             -    -             -    -        17,423       7,456          227            -
                                           -----------  ---     ---------            -------     -------      -------      -------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................      (157,688)   -       (67,550)   -      (252,859)    102,906      (21,807)      22,997
                                           -----------  ---     ---------            -------     -------      -------      -------

Equity transactions:
  Purchase payments received from
     contract owners ...................        (9,930)   -        (4,436)   -       453,587      80,446      157,690       74,006
  Transfers between funds ..............     1,990,572    -     1,451,931    -        78,133     386,851            -       19,104
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (24,629)   -       (18,434)   -       (41,802)    (16,345)     (14,241)      (8,684)
                                           -----------  ---     ---------            -------     -------      -------      -------
       Net equity transactions .........     1,956,013    -     1,429,061    -       489,918     450,952      143,449       84,426
                                           -----------  ---     ---------            -------     -------      -------      -------

Net change in contract owners'equity ...     1,798,325    -     1,361,511    -       237,059     553,858      121,642      107,423
Contract owners'equity beginning
  of period ............................             -    -             -    -       553,858           -      107,423            -
                                           -----------  ---     ---------            -------     -------      -------      -------
Contract owners'equity end of period ...   $ 1,798,325    -     1,361,511    -       790,917     553,858      229,065      107,423
                                           ===========  ===     =========            =======     =======      =======      =======


CHANGES IN UNITS:
  Beginning units ......................             -    -             -    -        43,491           -        7,042            -
                                           -----------  ---     ---------            -------     -------      -------      -------
  Units purchased ......................       158,104    -       138,754    -       115,530      45,006       19,833        7,781
  Units redeemed .......................        (1,010)   -          (886)   -       (77,944)     (1,515)     (11,275)        (739)
                                           -----------  ---     ---------            -------     -------      -------      -------
  Ending units .........................       157,094    -       137,868    -        81,077      43,491       15,600        7,042
                                           ===========  ===     =========            =======     =======      =======      =======


                                                                     (Continued)

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS'EQUITY,CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31,1999

                                                        IVEIn                IVHiYld
                                           -------------------------   -----------------
                                                2000            1999   2000         1999
                                           -----------       -------   ------     ------
Investment activity:
  Net investment income ................   $    (4,042)         5,415    -           (78)
  Realized gain (loss) on investments ..         2,220            (80)   -        (6,965)
  Change in unrealized gain (loss)
     on investments ....................       (18,516)         7,438    -            (1)
  Reinvested capital gains .............        72,898          3,011    -             -
                                           -----------        -------  ---         -----
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................        52,560         15,784    -        (7,044)
                                           -----------        -------  ---         -----

Equity transactions:
  Purchase payments received from
     contract owners ...................       644,506        171,665    -         7,086
  Transfers between funds ..............        78,133        410,200    -             -
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (51,110)       (26,200)   -           (42)
                                           -----------        -------  ---         -----
       Net equity transactions .........       671,529        555,665    -         7,044
                                           -----------        -------  ---         -----

Net change in contract owners'equity ...       724,089        571,449    -             -
Contract owners'equity beginning
  of period ............................       571,449              -    -             -
                                           -----------        -------  ---         -----
Contract owners'equity end of period ...   $ 1,295,538        571,449    -             -
                                           ===========        =======  ===         =====


CHANGES IN UNITS:
  Beginning units ......................        50,378              -    -             -
                                           -----------        -------  ---         -----
  Units purchased ......................        60,299         52,765    -             -
  Units redeemed .......................        (1,548)        (2,387)   -             -
                                           -----------        -------  ---         -----
  Ending units .........................       109,129         50,378    -             -
                                           ===========        =======  ===         =====



                                                       IVTotRtn                     NSATCapAp
                                              -----------------------      ------------------------
                                                  2000          1999           2000           1999
                                              ---------      --------      ---------       --------
Investment activity:
  Net investment income ................          (120)         8,501         (4,312)           700
  Realized gain (loss) on investments ..        (3,458)          (239)        (7,915)          (423)
  Change in unrealized gain (loss)
     on investments ....................       (98,909)       (24,912)      (571,143)       (64,959)
  Reinvested capital gains .............        94,725          1,429        226,346         45,603
                                             ---------       --------      ---------       --------
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................        (7,762)       (15,221)      (357,024)       (19,079)
                                             ---------       --------      ---------       --------

Equity transactions:
  Purchase payments received from
     contract owners ...................       339,167         20,798        556,104              -
  Transfers between funds ..............        78,133        373,054        156,266        731,250
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................       (25,832)       (10,150)       (43,609)       (12,954)
                                             ---------       --------      ---------       --------
       Net equity transactions .........       391,468        383,702        668,761        718,296
                                             ---------       --------      ---------       --------

Net change in contract owners'equity ...       383,706        368,481        311,737        699,217
Contract owners'equity beginning
  of period ............................       368,481              -        699,217              -
                                             ---------       --------      ---------       --------
Contract owners'equity end of period ...       752,187        368,481      1,010,954        699,217
                                             =========       ========      =========       ========

CHANGES IN UNITS:
  Beginning units ......................        38,648              -         67,426              -
                                             ---------       --------      ---------       --------
  Units purchased ......................        43,195         39,617        205,006         68,675
  Units redeemed .......................        (1,035)          (969)      (139,470)        (1,249)
                                             ---------       --------      ---------       --------
  Ending units .........................        80,808         38,648        132,962         67,426
                                             =========       ========      =========       ========

NATIONWIDE VL SEPARATE ACCOUNT-D
STATEMENTS OF CHANGES IN CONTRACT OWNERS'EQUITY,CONTINUED
YEAR ENDED DECEMBER 31, 2000 AND PERIOD MAY 19, 1999 (COMMENCEMENT OF
 OPERATIONS) THROUGH DECEMBER 31,1999

                                                    NSATHiIFED                  NSATMMkt                   NSATStrVal
                                           ------------------------      -----------------------     -----------------------
                                                2000          1999          2000         1999          2000          1999
                                           ----------      --------      ---------     ---------     ---------     ---------
Investment activity:
  Net investment income ................   $   92,200        22,286         4,020         2,528         2,405           492
  Realized gain (loss) on investments ..       (4,515)         (293)            -             -        (1,383)         (494)
  Change in unrealized gain (loss)
     on investments ....................     (171,006)      (20,050)            -             -        44,011       (26,115)
                                           ----------      --------      ---------     ---------     ---------     --------
  Reinvested capital gains .............            -             -             -             -             -         5,229
     Net increase (decrease) in contract
       owners'equity resulting from
       operations ......................      (83,321)        1,943         4,020         2,528        45,033       (20,888)
                                           ----------      --------      ---------     ---------     ---------     --------

Equity transactions:
  Purchase payments received from
     contract owners ...................      417,075             -     9,798,780     3,785,052       278,053             -
  Transfers between funds ..............      117,199       548,437    (9,754,234)   (3,760,255)       78,133       365,623
  Redemptions to pay cost of insurance
     charges and administration charges
     (notes 2b and 2c) .................      (33,561)       (9,853)      (31,015)      (17,945)      (22,759)       (6,232)
                                           ----------      --------      ---------     ---------     ---------     --------
       Net equity transactions .........      500,713       538,584        13,531         6,852       333,427       359,391
                                           ----------      --------      ---------     ---------     ---------     --------

Net change in contract owners'equity ...      417,392       540,527        17,551         9,380       378,460       338,503
Contract owners'equity beginning
  of period ............................      540,527             -         9,380             -       338,503             -
                                           ----------      --------      ---------     ---------     ---------     --------
Contract owners'equity end of period ...   $  957,919       540,527        26,931         9,380       716,963       338,503
                                           ==========      ========      =========     =========     =========     ========

CHANGES IN UNITS:
  Beginning units ......................       52,850             -           900             -        35,095             -
                                           ----------      --------      ---------     ---------     ---------     --------
  Units purchased ......................      156,778        53,829       930,055       370,353       106,713        35,745
  Units redeemed .......................     (107,311)         (979)     (928,513)     (369,453)      (72,593)         (650)
                                           ----------      --------      ---------     ---------     ---------     --------
  Ending units .........................      102,317        52,850         2,442           900        69,215        35,095
                                           ==========      ========      =========     =========     =========     ========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        NATIONWIDE VL SEPARATE ACCOUNT-D

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2000 AND 1999


(1)  Summary of Significant Accounting Policies

     (a) Organization and Nature of Operations

         The Nationwide VL Separate Account-D (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on May 22, 1998. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers Corporate Flexible Premium Variable Life Insurance Policies through the Account.

     (b) The Contracts

         Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

         Contract owners may invest in the following:

            Funds of the Deutsche Asset Management VIT Funds (DAS);
              DAS VIT Funds - Deutsche EAFE Equity Index Fund - Institutional
                 Class
              DAS VIT Funds - Deutsche Equity 500 Index Fund
              DAS VIT Funds - Deutsche Small Cap Index Fund

            The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGr)

            Dreyfus Stock Index Fund (DryStkIx)

            Dreyfus Premier Mid Cap Stock - Class A (DryPreMCap)

            Portfolios of the Dreyfus Variable Investment Fund (Dreyfus VIF);
              Dreyfus VIF - Appreciation Portfolio (DryVApp)
              Dreyfus VIF - Disciplined Stock Portfolio (DryVDspStk)
              Dreyfus VIF - International Value Portfolio (DryVIntVal) Dreyfus VIF - Limited Term High Income Portfolio (DryVLmtHI) Dreyfus VIF - Mid-Cap Stock Portfolio
             *Dreyfus VIF - Quality Bond Portfolio (DryVQualBd)
              Dreyfus VIF - Small Company Stock Portfolio (DryVSmCoSt)

            Fund of the Fidelity Advisor Funds (Fidelity Advisor);
              Fidelity Advisor - Overseas Fund - Class A (FAOverseaA)

            Portfolios of the Fidelity Variable Insurance Products Fund
             (Fidelity VIP);
              Fidelity VIP - Growth Portfolio (FidVGr)
              Fidelity VIP - High Income Portfolio (FidVHiIn)

            Portfolios of the Fidelity Variable Insurance Products Fund:
             Service Class (Fidelity VIP);
             *Fidelity VIP - Equity-Income Portfolio: Service Class (FidVEqInS)
              Fidelity VIP - Growth Portfolio: Service Class (FidVGrS)
              Fidelity VIP - High Income Portfolio: Service Class (FidVHiInS)
             *Fidelity VIP - Overseas Portfolio: Service Class (FidVOvSeS)

            Portfolios of the Fidelity Variable Insurance Products Fund II
             (Fidelity VIP-II);
              Fidelity VIP-II - Asset Manager Growth Portfolio: Service Class
                (FidVAMGrS)
              Fidelity VIP-II - Asset Manager Portfolio: Service Class (FidVAMS)
             *Fidelity VIP-II - Contrafund Portfolio: Service Class (FidVConS)

            Portfolios of the Fidelity Variable Insurance Products Fund III:
             Service Class (Fidelity VIP-III);
             *Fidelity VIP-III - Balanced Portfolio: Service Class (FidVBalS)
              Fidelity VIP-III - Growth and Income Portfolio: Service Class
                 (FidVGrInS)

              Fidelity VIP-III - Growth Opportunities Portfolio: Service Class
                 (FidVGrOpS)
              Fidelity VIP-III - Mid Cap Portfolio: Service Class (FidVMCapS)

            Funds of the Goldman Sachs Variable Insurance Trust (Goldman
                Sachs);
              Goldman Sachs - Aggressive Growth Fund
              Goldman Sachs - Balanced Strategy Fund
              Goldman Sachs - Capital Growth Fund
              Goldman Sachs - Conservative Strategy Fund Goldman Sachs - Core
                 International Equity Fund
              Goldman Sachs - Core Large Cap Fund
              Goldman Sachs - Core Small Cap Fund
              Goldman Sachs - Core U.S. Equity Fund Goldman Sachs -
              Global Income Fund Goldman Sachs - Growth and Income Fund Goldman Sachs - Growth and Income Strategy Fund
              Goldman Sachs - Growth Strategy Fund
              Goldman Sachs - Mid Cap Fund

            Funds of the INVESCO Variable Investment Funds, Inc. (INVESCO
               VIF);
             *INVESCO VIF - Blue Chip Growth Fund (IVBCGr)
             *INVESCO VIF - Dynamics Fund (IVDynm)
             *INVESCO VIF - Equity Income Fund (IVEIn) (formerly INVESCO VIF
                 Industrial Income Fund)
              INVESCO VIF - Health Sciences Fund (IVHlthSci)
              INVESCO VIF - High Yield Fund (IVHiYld)
              INVESCO VIF - Real Estate Opportunity Fund (IVRealEsOp) INVESCO VIF - Small Company Growth Fund (IVSmCoGr)
              INVESCO VIF - Technology Fund (IVTech)
             *INVESCO VIF - Total Return Fund (IVTotRtn)
              INVESCO VIF - Utilities Fund (IVUtility)

            Portfolios of The Institutional Universal Funds, Inc. (Morgan
                Stanley);
              Morgan Stanley - Emerging Markets Debt Portfolio (MSUEmMkt) Morgan Stanley - Equity Growth Portfolio (MSUEqGr)
              Morgan Stanley - Fixed Income Portfolio (MSUFixInc)
              Morgan Stanley - Global Equity Portfolio (MSUGlobEq)
              Morgan Stanley - High Yield Portfolio (MSUHiYld)
              Morgan Stanley - International Magnum Portfolio (MSUIntlMag) Morgan Stanley - Mid Cap Growth Portfolio (MSUMCapGr)
              Morgan Stanley - Mid Cap Value Portfolio (MSUMCapVal)
              Morgan Stanley - US Real Estate Portfolio (MSUUSRealE) Morgan Stanley - Value Portfolio (MSUValue)

            Funds of the Nationwide Separate Account Trust (Nationwide SAT)
              (managed for a fee by an affiliated investment advisor); Nationwide SAT - Balanced Fund - J.P. Morgan (NSATBalJPM)
             *Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
              Nationwide SAT - Emerging Markets Fund - Gartmore (NSATEmMGM) Nationwide SAT - Equity Income Fund - Federated (NSATEqIFED) Nationwide SAT - Government Bond Fund (NSATGvtBd)
              Nationwide SAT - Growth Focus Fund - Turner (NSATGFocTU)
             *Nationwide SAT - High Income Bond Fund - Federated (NSATHiIFED)
              Nationwide SAT - International Growth Fund - Gartmore (NSATIntGGM) Nationwide SAT - Mid Cap Growth Fund - Strong (NSATMCpSTR) Nationwide SAT - Mid Cap Index Fund (NSATMCIxDR)
             *Nationwide SAT - Money Market Fund (NSATMMkt)
              Nationwide SAT - Multi-Sector Bond Fund - MAS (NSATMBdMAS) Nationwide SAT - Nationwide Global 50 Fund (NSATGlob50)

                        NATIONWIDE VL SEPARATE ACCOUNT-D

              Nationwide SAT - Small Cap Value Fund (NSATSmCapV) Nationwide SAT - Small Company Fund (NSATSmCo)
             *Nationwide SAT - Strategic Value Fund (NSATStrVal)
              Nationwide SAT - Total Return Fund (NSATTotRtn)

            Portfolios of the One Group Investment Trust (OGIV);
              OGIV - Balanced Portfolio (OGTBal)
              OGIV - Bond Portfolio (OGTBond) OGIV - Diversified Equity
                 Portfolio (OGTDivEq)
              OGIV - Diversified Mid Cap Portfolio (OGTDivMCap)
              OGIV - Equity Index Portfolio (OGTEqIndx)
              OGIV - Government Bond Portfolio (OGTLgCoGr)
              OGIV - Mid Cap Growth Portfolio (OGTMCapGr)
              OGIV - Mid Cap Value Portfolio (OGTMCapVal)

            Funds of the Salomon Brothers Variable Funds (SBV);
              SBV - Capital Fund (SBVCap)
              SBV - High Yield Bond Fund (SBVHiYld)
              SBV - Investors Fund (SBVInvest)
              SBV - Strategic Bond Fund (SBVStratBd)
              SBV - Total Return Fund (SBVTotRtn)

         At December 31, 2000, contract owners have invested in all of the above funds noted with an asterisk(*). The contract owners' equity is affected by the investment results of each fund, equity transaction by contract owners and certain contract expenses (see note 2).

         The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

         A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

         Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c) Security Valuation, Transactions and Related Investment Income

         The fair value of the underlying mutual funds is based on the closing net asset value per share at December 31, 2000. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  POLICY CHARGES

     (a) Deductions from Premium

         The Company deducts a charge for state premium taxes not to exceed 3.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 5.5% from each premium payment received.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         The Company currently deducts a monthly administrative charge of $5 in all policy years. This charge is subject to change but will not exceed $10 per policy year.

(3)  ASSET CHARGES

     The Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. This charge is guaranteed not to exceed an annual effective rate of .75%. The annual rate is currently .60% during the first through fourth policy years, .40% during the fifth through twentieth policy years, and .25% thereafter. This charge is assessed against each contract through the daily unit value calculation.

(4)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.








                                                                     (Continued)

                        NATIONWIDE VL SEPARATE ACCOUNT-D

(5) FINANCIAL HIGHLIGHTS

     The following is a summary of units, unit fair values and contract owners' equity outstanding for variable life and annuity insurance policies as of the end of the period indicated, and the expense ratios and total return for the year ended December 31, 2000 and the period May 19, 1999 (commencement of operations) through December 31, 1999.

     The following is a summary for 2000:


                                                                     Unit           Contract                       Total
                                                      Units       Fair Value     Owners' Equity      Expenses*    Return**
                                                   -----------    -----------   ----------------    ----------    --------
        Dreyfus VIF - Quality Bond Portfolio          109,185     $ 11.080494      $  1,209,824        0.60%      10.76%
        Fidelity VIP -
         Equity Income Portfolio: Service Class       525,731       11.341117         5,962,377        0.68%       7.87%
        Fidelity VIP -
         Overseas Portfolio: Service Class             66,499       10.998746           731,406        0.63%     (19.47)%
        Fidelity VIP II -
         Contrafund Portfolio: Service Class          157,094       11.447448         1,798,325        0.75%      (7.09)%
        Fidelity VIP III -
         Balanced Portfolio: Service Class            137,868        9.875470         1,361,511        0.75%      (4.76)%
        INVESCO VIF - Blue Chip Growth Fund            81,077        9.755131           790,917        0.71%     (23.55)%
        INVESCO VIF - Dynamics Fund                    15,600       14.683635           229,065        0.52%      (3.93)%
        INVESCO VIF - Equity Income Fund              109,129       11.871617         1,295,538        0.55%       4.45%
        INVESCO VIF - Total Return Fund                80,808        9.308327           752,187        0.60%      (2.56)%
        Nationwide SAT - Capital Appreciation Fund    132,962        7.603332         1,010,954        0.73%     (26.82)%
        Nationwide SAT -
         High Income Bond Fund - Federated            102,317        9.362266           957,919        1.01%      (8.64)%
        Nationwide SAT - Money Market Fund              2,442       11.028155            26,931        0.67%       5.60%
        Nationwide SAT - Strategic Value Fund          69,215       10.358488           716,963        0.62%       7.18%
                                                     ========      ==========       -----------
                                                                                    $16,843,917
                                                                                    ===========



     The following is a summary for 1999:

        Dreyfus VIF - Quality Bond Portfolio           56,693      $ 9.984562       $   566,055          0.51%***   (0.16)%***
        Fidelity VIP - Overseas Portfolio:
         Services Class                                36,657       13.631426           499,687          0.42%***   36.74%***
        INVESCO VIF - Blue Chip Growth Fund            43,491       12.735013           553,858          0.44%***   27.67%***
        INVESCO VIF - Dynamics Fund                     7,042       15.254583           107,423          0.35%***   53.16%***
        INVESCO VIF - Equity Income Fund               50,378       11.343231           571,449          0.47%***   13.59%***
        INVESCO VIF - Total Return Fund                38,648        9.534274           368,481          0.41%***  (4.71)%***
        Nationwide SAT - Capital Appreciation Fund     67,426       10.370136           699,217          0.51%***    3.74%***
        Nationwide SAT -
         High Income Bond Fund - Federated             52,850       10.227564           540,527          0.51%***    2.30%***
        Nationwide SAT - Money Market Fund                900       10.421897             9,380          0.51%***    4.22%***
        Nationwide SAT - Strategic Value Fund          35,095        9.645322           338,503          0.51%***   (3.59)%***
                                                     ========       ==========      -----------
                                                                                    $ 4,254,580
                                                                                    ===========

* This represents expenses as a percentage of the average net assets of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.

** This represents the annual total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented.

*** Annualized as this investment option was not utilized for the entire period indicated.


--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Nationwide Life and Annuity Insurance Company:

We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 2000 and 1999, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

January 26, 2001

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                   ($000's omitted, except per share amounts)

                                                                                                 December 31,
                                                                                        -------------------------------
                                                                                             2000            1999
=======================================================================================================================
                                         ASSETS

Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                             $ 1,192,444     $ 1,051,556
    Equity securities                                                                           1,828           5,659
  Mortgage loans on real estate, net                                                          380,685         330,068
  Real estate, net                                                                              1,822           2,200
  Policy loans                                                                                  1,517             465
  Other long-term investments                                                                       8               -
  Short-term investments                                                                       61,194             706
-----------------------------------------------------------------------------------------------------------------------
                                                                                            1,639,498       1,390,654
-----------------------------------------------------------------------------------------------------------------------

Cash                                                                                                -           4,280
Accrued investment income                                                                      16,925          13,906
Deferred policy acquisition costs                                                             108,982          92,025
Reinsurance receivable from affiliate                                                          96,892          91,667
Other assets                                                                                   69,459          42,851
Assets held in separate accounts                                                            2,242,478       2,127,080
-----------------------------------------------------------------------------------------------------------------------
                                                                                          $ 4,174,234     $ 3,762,463
=======================================================================================================================

                          LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                         $ 1,765,451     $ 1,480,807
Other liabilities                                                                              10,493          41,308
Liabilities related to separate accounts                                                    2,242,478       2,127,080
-----------------------------------------------------------------------------------------------------------------------
                                                                                            4,018,422       3,649,195
-----------------------------------------------------------------------------------------------------------------------

Commitments and contingencies (notes 8 and 12)
Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares                2,640           2,640
  Additional paid-in capital                                                                   77,960          52,960
  Retained earnings                                                                            72,063          59,536
  Accumulated other comprehensive income (loss)                                                 3,149          (1,868)
-----------------------------------------------------------------------------------------------------------------------
                                                                                              155,812         113,268
-----------------------------------------------------------------------------------------------------------------------
                                                                                          $ 4,174,234     $ 3,762,463
=======================================================================================================================


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                                ($000's omitted)

                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  2000            1999           1998
===========================================================================================================================
Revenues:
  Policy charges                                                                $ 55,992        $ 44,793       $ 28,549
  Life insurance premiums                                                          1,297             292             63
  Net investment income                                                           14,732          13,959         11,314
  Realized gains on investments                                                      842           5,208            696
  Other income                                                                       929           1,059          1,165
---------------------------------------------------------------------------------------------------------------------------
                                                                                  73,792          65,311         41,787
---------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:
  Interest credited to policyholder account balances                              11,097           8,548          4,881
  Other benefits and claims                                                        5,581           5,210          1,586
  Amortization of deferred policy acquisition costs                                9,893          13,592          4,348
  Other operating expenses                                                        29,982          24,185          8,952
---------------------------------------------------------------------------------------------------------------------------
                                                                                  56,553          51,535         19,767
---------------------------------------------------------------------------------------------------------------------------
    Income before federal income tax expense                                      17,239          13,776         22,020
---------------------------------------------------------------------------------------------------------------------------
Federal income tax expense                                                         4,712           4,571          7,501
---------------------------------------------------------------------------------------------------------------------------
    Net income                                                                  $ 12,527        $  9,205       $ 14,519
===========================================================================================================================


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 2000, 1999 and 1998
                                ($000's omitted)


                                                                                            Accumulated
                                                           Additional                          other             Total
                                              Common         paid-in        Retained       comprehensive     shareholder's
                                               stock         capital        earnings       income (loss)         equity
============================================================================================================================

December 31, 1997                             $ 2,640       $ 52,960         $ 35,812           $ 7,168       $   98,580

Comprehensive income:
  Net income                                        -              -           14,519                 -           14,519
  Net unrealized gains on securities
    available-for-sale arising during the
         year                                       -              -                -             2,887            2,887

                                                                                                             ---------------
  Total comprehensive income                                                                                      17,406
----------------------------------------------------------------------------------------------------------------------------
December 31, 1998                               2,640         52,960           50,331            10,055          115,986
============================================================================================================================

Comprehensive income:
  Net income                                        -              -            9,205                 -            9,205
  Net unrealized losses on securities
    available-for-sale arising during the
         year                                       -              -                -           (11,923)         (11,923)

                                                                                                             ---------------
  Total comprehensive loss                                                                                        (2,718)
----------------------------------------------------------------------------------------------------------------------------
December 31, 1999                               2,640         52,960           59,536            (1,868)         113,268
============================================================================================================================

Comprehensive income:
  Net income                                        -              -           12,527                 -           12,527
  Net unrealized gains on securities
    available-for-sale arising during the
         year                                       -              -                -             5,017            5,017
                                                                                                             ---------------
  Total comprehensive income                                                                                      17,544
                                                                                                             ---------------
  Capital contribution                              -         25,000                -                 -           25,000
----------------------------------------------------------------------------------------------------------------------------
December 31, 2000                             $ 2,640       $ 77,960         $ 72,063           $ 3,149        $ 155,812
============================================================================================================================



See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                                ($000's omitted)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                    2000           1999             1998
==============================================================================================================================
Cash flows from operating activities:
  Net income                                                                    $     12,527     $    9,205       $  14,519
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                              11,097          8,548           4,881
      Capitalization of deferred policy acquisition costs                            (38,932)       (33,965)        (29,216)
      Amortization of deferred policy acquisition costs                                9,893         13,592           4,348
      Amortization and depreciation                                                      625          1,351            (479)
      Realized gains on invested assets, net                                            (842)        (5,208)           (696)
      Increase in accrued investment income                                           (3,019)        (2,261)           (867)
      Increase in other assets                                                       (31,833)        (1,309)        (25,919)
      Increase in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                                      296,327        160,246         139,991
      (Decrease) increase in other liabilities                                       (33,516)        21,795          (3,883)
------------------------------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities                                  222,327        171,994         102,679
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                            190,173        137,210         117,228
  Proceeds from sale of securities available-for-sale                                 47,537         73,864          17,403
  Proceeds from repayments of mortgage loans on real estate                           30,896         32,397          28,180
  Proceeds from sale of real estate                                                    1,269              -             707
  Proceeds from repayments of policy loans and sale of other invested assets             267            109              99
  Cost of securities available-for-sale acquired                                    (354,904)      (375,642)       (242,516)
  Cost of mortgage loans on real estate acquired                                     (82,250)       (93,500)        (78,180)
  Cost of real estate acquired                                                             -              -              (3)
  Short-term investments, net                                                        (60,488)         1,571          16,691
  Other, net                                                                          (1,327)          (242)           (216)
------------------------------------------------------------------------------------------------------------------------------
          Net cash used in investing activities                                     (228,827)      (224,233)       (140,607)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Capital contribution received                                                       25,000              -               -
  Increase in investment product and universal life insurance
    product account balances                                                         173,269        192,893          74,828
  Decrease in investment product and universal life insurance
    product account balances                                                        (196,049)      (136,376)        (42,061)
------------------------------------------------------------------------------------------------------------------------------
          Net cash provided by financing activities                                    2,220         56,517          32,767
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                                                       (4,280)         4,278          (5,161)

Cash, beginning of year                                                                4,280              2           5,163
------------------------------------------------------------------------------------------------------------------------------
Cash, end of year                                                               $          -      $   4,280      $        2
==============================================================================================================================


See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2000, 1999 and 1998
                                ($000's omitted)

(1)      Organization and Description of Business
         ----------------------------------------

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company provides long-term savings and retirement products, including individual annuities and life insurance.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments, the liability for future policy benefits and claims and federal income taxes. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits
              ---------------------

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts
              -----------------

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

         (e)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

         (f)  Federal Income Tax
              ------------------

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded
              -----------------

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Recently Issued Accounting Pronouncements
              -----------------------------------------

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS
              133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, is effective for the Company as of January 1, 2001.

              SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

              As of January 1, 2001, all derivatives qualified for hedge accounting under SFAS 133. The adoption of SFAS 133 will result in the Company derecognizing $350 of deferred assets related to hedges, while recognizing $350 of additional derivative instrument liabilities and $288 of additional firm commitment assets. The adoption of SFAS 133 will result in the Company recording a net transition adjustment gain of $102 (net of related income tax of $55) in net income. In addition, a net translation adjustment gain of $20 (net of related income tax of $11) will be recorded in accumulated other comprehensive income at January 1, 2001. Further, the adoption of SFAS 133 will result in the Company reporting total derivative instrument assets and liabilities of $32 and $170, respectively.

              Also, the Company expects that the adoption of SFAS 133 will increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign exchange rates during any period.

         (i)  Reclassification
              ----------------

              Certain items in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         (3)  Investments
              -----------

              The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2000 and 1999 were:


                                                                                             Gross         Gross
                                                                            Amortized      unrealized    unrealized     Estimated
                                                                               cost          gains         losses       fair value
             =======================================================================================================================
             December 31, 2000
              Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   Government corporations and agencies                   $      40,694     $     769   $       133     $    41,330
                 Obligations of states and political subdivisions                 3,129             -            37           3,092
                 Debt securities issued by foreign governments                    1,253            12            13           1,252
                 Corporate securities                                           662,849        11,717         7,859         666,707
                 Mortgage-backed securities - U.S. Government backed            236,368         2,190           413         238,145
                 Asset-backed securities                                        239,785         3,342         1,209         241,918
             -----------------------------------------------------------------------------------------------------------------------
                     Total fixed maturity securities                          1,184,078        18,030         9,664       1,192,444
               Equity securities                                                    979           849             -           1,828
             -----------------------------------------------------------------------------------------------------------------------
                                                                          $   1,185,057     $  18,879   $     9,664     $ 1,194,272
             =======================================================================================================================

             December 31, 1999
              Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   Government corporations and agencies                   $      36,717     $       2   $    1,198      $    35,521
                 Obligations of states and political subdivisions                   302             -            7              295
                 Debt securities issued by foreign governments                    2,256             2           22            2,236
                 Corporate securities                                           549,510         1,933       10,413          541,030
                 Mortgage-backed securities - U.S. Government backed            258,329         1,044        3,082          256,291
                 Asset-backed securities                                        218,698           232        2,747          216,183
             -----------------------------------------------------------------------------------------------------------------------
                     Total fixed maturity securities                          1,065,812         3,213       17,469        1,051,556
               Equity securities                                                  1,990         3,669            -            5,659
             -----------------------------------------------------------------------------------------------------------------------
                                                                          $   1,067,802     $   6,882   $   17,469      $ 1,057,215
             =======================================================================================================================

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                    Amortized         Estimated
                                                                                       cost           fair value
             =======================================================================================================
             Fixed maturity securities available-for-sale:
                Due in one year or less                                            $    62,935        $   62,402
                Due after one year through five years                                  382,617           381,603
                Due after five years through ten years                                 195,109           199,554
                Due after ten years                                                     67,264            68,822
             -------------------------------------------------------------------------------------------------------
                                                                                       707,925           712,381
                 Mortgage-backed securities                                            236,368           238,145
                 Asset-backed securities                                               239,785           241,918
             -------------------------------------------------------------------------------------------------------
                                                                                   $ 1,184,078       $ 1,192,444
             =======================================================================================================

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of each December 31:


                                                                                          2000            1999
         ===========================================================================================================

         Gross unrealized gains (losses)                                                $ 9,215       $ (10,587)
         Adjustment to deferred policy acquisition costs                                 (4,369)          7,714
         Deferred federal income tax                                                     (1,697)          1,005
         -----------------------------------------------------------------------------------------------------------
                                                                                        $ 3,149      $   (1,868)
         ===========================================================================================================

An analysis of the change in gross unrealized gains (losses) on securities available-for-sale follows for the years ended December 31:


                                                                            2000            1999           1998
         ============================================================================================================
         Securities available-for-sale:
           Fixed maturity securities                                     $ 22,622       $ (35,128)       $ 3,922
           Equity securities                                               (2,820)         (1,861)         2,467
         ------------------------------------------------------------------------------------------------------------
                                                                         $ 19,802       $ (36,989)       $ 6,389
         ============================================================================================================

Proceeds from the sale of securities available-for-sale during 2000, 1999 and 1998 were $47,537, $73,864 and $17,403, respectively. During 2000, gross gains of $376 ($297 and $509 in 1999 and 1998, respectively) and gross losses of $1,413 ($37 and none in 1999 and 1998, respectively) were realized on those sales.

The Company had no investments that were non-income producing for the twelve month periods preceding December 31, 2000 and 1999.

Real estate is presented at cost less accumulated depreciation of $138 as of December 31, 2000 ($155 as of December 31, 1999). There was no valuation allowance as of December 31, 2000 or 1999.

There were no recorded investments in mortgage loans on real estate considered to be impaired as of December 31, 2000 ($881 as of December 31, 1999). No valuation allowance was recorded for these loans as of December 31, 2000 or 1999. During 2000, the average recorded investment in impaired mortgage loans on real estate was approximately $527 ($885 in 1999) and there was no interest income recognized on those loans (none in 1999).

The valuation allowance account for mortgage loans on real estate was $750 for the year ended December 31, 2000, which was unchanged from the previous two years.

An analysis of investment income by investment type follows for the years ended December 31:


                                                                            2000            1999           1998
         ============================================================================================================
         Gross investment income:
           Securities available-for-sale:
             Fixed maturity securities                                  $ 75,426        $ 66,160       $ 56,398
           Mortgage loans on real estate                                  27,821          23,475         21,124
           Real estate                                                       461             413            379
           Short-term investments                                          1,352           1,580          1,361
           Other                                                             431             334            178
         ------------------------------------------------------------------------------------------------------------
               Total investment income                                   105,491          91,962         79,440
         Less:
           Investment expenses                                             1,988           2,040          1,773
           Net investment income ceded (note 11)                          88,771          75,963         66,353
         ------------------------------------------------------------------------------------------------------------
               Net investment income                                    $ 14,732        $ 13,959       $ 11,314
         ============================================================================================================

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:


                                                                            2000            1999           1998
         ============================================================================================================
         Fixed maturity securities available-for-sale                   $ (1,037)      $    260          $ 509
         Mortgage loans on real estate                                      (261)             7              -
         Real estate and other                                              2,140         4,941            187
         ------------------------------------------------------------------------------------------------------------
                                                                        $     842      $  5,208          $ 696
         ============================================================================================================

         Fixed maturity securities with an amortized cost of $3,420 and $3,540 were on deposit with various regulatory agencies as required by law as of December 31, 2000 and 1999, respectively.

(4)      Derivative Financial Instruments
         --------------------------------

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate and foreign currency swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges. See note 2 (h) regarding accounting for derivatives under SFAS 133 effective January 1, 2001.

         Interest rate swaps are primarily used to convert specific investment securities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income consistent with the nature of the hedged item. Currently, changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income consistent with the nature of the hedged item. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated investments to U.S. dollars.

         The notional amount of derivative financial instruments outstanding as of December 31, 2000 and 1999 were as follows:


                                                                                          2000            1999
         ===========================================================================================================
         Interest rate swaps -
            Pay fixed/receive variable rate swaps hedging investments                $   7,585         $ 1,585
            Pay variable/receive fixed rate swaps hedging investments                    5,000             -

         Foreign currency swaps -
             Hedging foreign currency denominated investments                        $   1,420         $ 1,420

         Interest rate futures contracts                                             $  18,700         $ 2,483
         -----------------------------------------------------------------------------------------------------------

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Federal Income Tax
         ------------------

         The tax effects of temporary differences that give rise to significant components of the net deferred tax (liability) asset as of December 31, 2000 and 1999 are as follows:


                                                                                          2000            1999
         ===========================================================================================================
         Deferred tax assets:
           Fixed maturity securities                                                    $    -       $   3,905
           Future policy benefits                                                        9,874          17,454
           Liabilities in separate accounts                                             18,505          15,603
           Mortgage loans on real estate and real estate                                   267             266
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax assets                                            28,646          37,228
         -----------------------------------------------------------------------------------------------------------

         Deferred tax liabilities:
           Fixed maturity securities                                                     4,188               -
           Equity securities                                                               297           1,284
           Deferred policy acquisition costs                                            14,963          15,624
           Other                                                                        11,525          13,799
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax liabilities                                       30,973          30,707
         -----------------------------------------------------------------------------------------------------------
              Net deferred tax (liability) asset                                      $ (2,327)      $   6,521
         ===========================================================================================================

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset all future deductible amounts. The Company has determined that valuation allowances are not necessary as of December 31, 2000, 1999 and 1998 based on its analysis of future deductible amounts.

         The Company's current federal income tax (asset) liability was $(3,544) and $1,860 as of December 31, 2000 and 1999, respectively.

         Federal income tax expense for the years ended December 31 was as follows:


                                                                          2000            1999            1998
         -----------------------------------------------------------------------------------------------------------
         Currently payable                                            $ (1,434)        $ 4,391        $ 10,014
         Deferred tax expense (benefit)                                  6,146             180          (2,513)
         -----------------------------------------------------------------------------------------------------------
                                                                      $  4,712         $ 4,571       $   7,501
         ===========================================================================================================

         Total federal income tax expense for the years ended December 31, 2000, 1999 and 1998 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:


                                                           2000                   1999                  1998
                                                   ---------------------  ---------------------  --------------------
                                                     Amount        %        Amount        %        Amount       %
         ============================================================================================================
         Computed (expected) tax expense             $ 6,034      35.0      $ 4,822      35.0      $ 7,707     35.0
         Tax exempt interest and dividends
            received deduction                        (1,324)     (7.7)        (255)     (1.8)        (223)    (1.0)
         Other, net                                        2       -              4       -             17      0.1
         ------------------------------------------------------------------------------------------------------------
               Total (effective rate of each year)   $ 4,712      27.3      $ 4,571      33.2      $ 7,501     34.1
         ============================================================================================================

         Total federal income tax paid was $3,970, $4,053 and $9,298 during the years ended December 31, 2000, 1999 and 1998, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(6)      Comprehensive Income
         --------------------

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                                                            2000            1999           1998
         ============================================================================================================
         Unrealized gains (losses) on securities available-for-sale arising during the period:
            Gross                                                         $ 18,765       $ (36,729)       $ 6,898
            Adjustment to deferred policy acquisition costs                (12,083)         18,645         (1,947)
            Related federal income tax (expense) benefit                    (2,339)          6,330         (1,733)
         ------------------------------------------------------------------------------------------------------------
               Net                                                           4,343         (11,754)         3,218
         ------------------------------------------------------------------------------------------------------------

         Reclassification adjustment for net (gains) losses on securities available-for-sale realized during the period:
            Gross                                                            1,037            (260)          (509)
            Related federal income tax expense (benefit)                      (363)             91            178
         ------------------------------------------------------------------------------------------------------------
               Net                                                             674            (169)          (331)
         ------------------------------------------------------------------------------------------------------------
         Total Other Comprehensive Income (Loss)                           $ 5,017       $ (11,923)       $ 2,887
         ============================================================================================================

(7)      Fair Value of Financial Instruments
         -----------------------------------

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The Company in estimating its fair value disclosures used the following methods and assumptions:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for impaired mortgage loans is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 8.

              FUTURES CONTRACTS: The fair value for futures contracts is based on quoted market prices.

              INTEREST RATE AND FOREIGN CURRENCY SWAPS: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:


                                                                    2000                             1999
                                                       -------------------------------  -------------------------------
                                                          Carrying       Estimated         Carrying       Estimated
                                                           amount        fair value         amount        fair value
=======================================================================================================================
         Assets:
           Investments:
             Securities available-for-sale:
               Fixed maturity securities                $ 1,191,741     $ 1,191,741     $  1,051,447    $  1,051,447
               Equity securities                              1,828           1,828            5,659           5,659
             Mortgage loans on real estate, net             380,685         388,396          330,068         324,610
             Policy loans                                     1,517           1,517              465             465
             Short-term investments                          61,194          61,194              706             706
           Cash                                                   -               -            4,280           4,280
           Assets held in separate accounts               2,242,478       2,242,478        2,127,080       2,127,080

         Liabilities:
           Investment contracts                          (1,616,017)     (1,562,224)      (1,335,787)     (1,283,459)
           Policy reserves on life insurance contracts     (149,434)       (149,783)        (145,020)       (145,370)
           Liabilities related to separate accounts      (2,242,478)     (2,189,633)      (2,127,080)     (2,082,541)

         Derivative financial instruments:
           Interest rate swaps hedging assets                   703             952              109             109
           Foreign currency swaps                               128             128              (18)            (18)
           Futures contracts                                   (151)           (151)              21              21

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(8)      Risk Disclosures
         ----------------

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $16,280 extending into 2001 were outstanding as of December 31, 2000.

         Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLAIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. As of December 31, 2000, NLAIC's credit risk from these derivative financial instruments was $1.0 million.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 29% (30% in 1999) in any geographic area and no more than 1% (5% in 1999) with any one borrower as of December 31, 2000. As of December 31, 2000 17% (22% in 1999) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(9)      Pension Plan and Postretirement Benefits Other Than Pensions
         ------------------------------------------------------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Pension costs charged to operations by the Company during the years ended December 31, 2000, 1999 and 1998 were $77, $127 and $235, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 2000 and 1999 was $1,090 and $1,040, respectively, and the net periodic postretirement benefit cost (NPPBC) for 2000, 1999 and 1998 was $132, $177 and $130, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 2000 and 1999 follows:

                                                                        Pension Benefits          Postretirement Benefits
                                                                 ------------------------------  ---------------------------
                                                                       2000          1999            2000          1999
         ===================================================================================================================
         Change in benefit obligation:
         Benefit obligation at beginning of year                    $ 1,811,400   $ 2,185,000    $    239,800    $  270,100
         Service cost                                                    81,400        80,000          12,200        14,200
         Interest cost                                                  125,300       109,900          18,700        17,600
         Actuarial loss (gain)                                           34,800       (95,000)         16,100       (64,400)
         Plan settlement                                                      -      (396,100)            -             -
         Benefits paid                                                  (71,200)      (72,400)        (10,400)      (11,000)
         Acquired companies                                                 -             -                 -        13,300
         -------------------------------------------------------------------------------------------------------------------
         Benefit obligation at end of year                            1,981,700     1,811,400         276,400       239,800
         -------------------------------------------------------------------------------------------------------------------

         Change in plan assets:
         Fair value of plan assets at beginning of year               2,247,600     2,541,900          91,300        77,900
         Actual return on plan assets                                   140,900       161,800          12,200         3,500
         Employer contribution                                                -        12,400          26,300        20,900
         Plan curtailment in 2000/settlement in 1999                     19,800      (396,100)            -             -
         Benefits paid                                                  (71,200)      (72,400)        (10,400)      (11,000)
         -------------------------------------------------------------------------------------------------------------------
         Fair value of plan assets at end of year                     2,337,100     2,247,600         119,400        91,300
         -------------------------------------------------------------------------------------------------------------------

         Funded status                                                  355,400       436,200        (157,000)     (148,500)
         Unrecognized prior service cost                                 25,000        28,200             -             -
         Unrecognized net gains                                        (311,700)     (402,000)        (34,100)      (46,700)
         Unrecognized net (asset) obligation at transition               (6,400)       (7,700)          1,000         1,100
         -------------------------------------------------------------------------------------------------------------------
         Prepaid (accrued) benefit cost                            $      62,300 $      54,700     $ (190,100)   $ (194,100)
         ===================================================================================================================

         Assumptions used in calculating the funded status of the pension plan and postretirement life and health care benefit plan were as follows:


                                                                        Pension Benefits          Postretirement Benefits
                                                                   ----------------------------  ---------------------------
                                                                       2000          1999            2000          1999
         ===================================================================================================================

         Weighted average discount rate                                6.75%         7.00%           7.50%         7.80%
         Rate of increase in future compensation levels                5.00%         5.25%            -             -
         Assumed health care cost trend rate:
               Initial rate                                              -             -            15.00%        15.00%
               Ultimate rate                                             -             -             5.50%         5.50%
               Uniform declining period                                  -             -             5 Years       5 Years
         -------------------------------------------------------------------------------------------------------------------

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 2000, 1999 and 1998 follows:


                                                                          2000            1999            1998
         ===========================================================================================================

         Service cost (benefits earned during the period)             $   81,400      $   80,000      $   87,600
         Interest cost on projected benefit obligation                   125,300         109,900         123,400
         Expected return on plan assets                                 (184,500)       (160,300)       (159,000)
         Recognized gains                                                (11,800)         (9,100)         (3,800)
         Amortization of prior service cost                                3,200           3,200           3,200
         Amortization of unrecognized transition obligation (asset)       (1,300)         (1,400)          4,200
         -----------------------------------------------------------------------------------------------------------
                                                                      $   12,300      $   22,300      $   55,600
         ===========================================================================================================

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide and employees of WSC ended participation in the plan resulting in a curtailment gain of $67,100. During 1999, the Plan transferred assets to settle its obligation related to WSC employees, resulting in a gain of $32,900. The spin-off of liabilities and assets was completed in the year 2000, resulting in an adjustment to the curtailment gain of $19,800.

         Assumptions used in calculating the net periodic pension cost for the pension plan were as follows:


                                                                          2000            1999            1998
         ===========================================================================================================
         Weighted average discount rate                                  7.00%           6.08%           6.00%
         Rate of increase in future compensation levels                  5.25%           4.33%           4.25%
         Expected long-term rate of return on plan assets                8.25%           7.33%           7.25%
         -----------------------------------------------------------------------------------------------------------

         The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2000, 1999 and 1998 were as follows:


                                                                          2000            1999            1998
         ===========================================================================================================
         Service cost (benefits attributed to employee service
            during the year)                                            $ 12,200        $ 14,200       $   9,800
         Interest cost on accumulated postretirement benefit
            obligation                                                    18,700          17,600          15,400
         Expected return on plan assets                                   (7,900)         (4,800)         (4,400)
         Amortization of unrecognized transition obligation of
            affiliates                                                       600             600             200
         Net amortization and deferral                                    (1,300)           (500)            600
         -----------------------------------------------------------------------------------------------------------
                                                                        $ 22,300        $ 27,100        $ 21,600
         ===========================================================================================================

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 2000, 1999 and 1998 were as follows:


                                                                          2000            1999            1998
         ===========================================================================================================
         NPPBC:
           Discount rate                                             7.80%           6.65%           6.70%
           Long term rate of return on plan
               assets, net of tax in 1999 and 1998                   8.30%           7.15%           5.83%
           Assumed health care cost trend rate:
               Initial rate                                         15.00%          15.00%          12.00%
               Ultimate rate                                         5.50%           5.50%           6.00%
               Uniform declining period                            5 Years         5 Years        12 Years
         -----------------------------------------------------------------------------------------------------------

         Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2000 and on the NPPBC for the year ended December 31, 2000 was not calculated.

(10)     Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings
         ----------------------------------------------------------------------
         and Dividend Restrictions
         -------------------------

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The statutory capital and surplus of the Company as reported to regulatory authorities as of December 31, 2000, 1999 and 1998 was $67,769, $63,275 and $70,135, respectively. The statutory net loss of the Company as reported to regulatory authorities for the years ended December 31, 2000, 1999 and 1998 was $(6,150), $(305) and $(3,371),
         respectively.

         The NAIC completed a project to codify statutory accounting principles (Codification), which is effective January 1, 2001 for NLAIC. The resulting change to the Company's January 1, 2001 surplus was an increase of approximately $3,674. The significant change for NLAIC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 2000, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $6,777.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     Transactions With Affiliates
         ----------------------------

         In December 2000, the Company received a capital contribution from NLIC in the amount of $25,000.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2000, 1999 and 1998, the Company made lease payments to NMIC and its subsidiaries of $441, $660 and $430, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2000, 1999 and 1998, the Company made payments to NMIC and Nationwide Services Company totaling $4,704, $5,150 and $2,933, respectively. In addition, the Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. Amounts ceded to NLIC in 2000 are included in NLIC's results of operations for 2000 and include premiums of $432,803 ($258,468 and $241,503 in 1999 and 1998, respectively), net investment income of $88,771 ($75,963 and $66,353 in 1999 and 1998, respectively) and benefits, claims and other expenses of $524,715 ($319,240 and $296,659 in 1999 and 1998, respectively). In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1999, the Company entered into an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract was ceded on a 100% coinsurance basis. Amounts ceded to NLIC include premiums of $87,696 in 1999 (none in 2000) and expenses of $185 and $3,150 during 2000 and 1999, respectively. Policy reserves ceded under this agreement totaled $96,892 and $91,667 as of December 31, 2000 and 1999,
         respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the reinsurance agreements with affiliates are consistent in all material respects with what the Company could have obtained with unaffiliated parties.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $56,332 and $706 as of December 31, 2000 and 1999, respectively, and are included in short-term investments on the accompanying balance sheets.

(12)     Contingencies
         -------------

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(13)     Segment Information
         -------------------

         The Company has redefined its business segments in order to align this disclosure with the way management currently views its core operations. This updated view better reflects the different economics of the Company's various businesses and also aligns well with the current market focus. As a result, the Company now reports two product segments: Individual Annuity and Life Insurance. All 1999 and 1998 amounts have been restated to reflect the new business segments.

         The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

         The Life Insurance segment consists of insurance products, including universal life insurance, corporate-owned life insurance and bank-owned life insurance products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

         In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the two product segments and unallocated expenses. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments in the Corporate segment.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 2000, 1999 and 1998.


                                               Individual         Life
                                                 Annuity        Insurance       Corporate         Total
         ====================================================================================================
         2000:
         Net investment income                  $     5,349     $    2,831      $    6,552      $   14,732
         Other operating revenue                     35,650         22,568               -          58,218
         ----------------------------------------------------------------------------------------------------
            Total operating revenue (1)              40,999         25,399           6,552          72,950
         ----------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                          8,078          3,019               -          11,097
         Amortization of deferred policy
            acquisition costs                         9,189            704               -           9,893
         Other benefits and expenses                 22,098         13,465               -          35,563
         ----------------------------------------------------------------------------------------------------
            Total expenses                           39,365         17,188               -          56,553
         ----------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                        1,634          8,211           6,552          16,397
         Realized gains on investments                 -               -               842             842
         ----------------------------------------------------------------------------------------------------
         Income before federal
            income tax                          $     1,634     $    8,211      $    7,394      $   17,239
         ====================================================================================================
         Assets as of year end                  $ 3,573,040     $  548,240      $   52,954      $4,174,234
         ----------------------------------------------------------------------------------------------------
         1999:
         Net investment income                  $     6,246     $    1,596      $    6,117      $   13,959
         Other operating revenue                     29,497         16,647               -          46,144
         ----------------------------------------------------------------------------------------------------
            Total operating revenue (1)              35,743         18,243           6,117          60,103
         ----------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                          6,561          1,987               -           8,548
         Amortization of deferred policy
            acquisition costs                         8,649          4,943               -          13,592
         Other benefits and expenses                 20,971          8,424               -          29,395
         ----------------------------------------------------------------------------------------------------
            Total expenses                           36,181         15,354               -          51,535
         ----------------------------------------------------------------------------------------------------
         Operating income (loss) before
            federal income tax                         (438)         2,889           6,117           8,568
         Realized gains on investments                    -              -           5,208           5,208
         ----------------------------------------------------------------------------------------------------
         Income (loss) before federal
            income tax                          $      (438)    $    2,889      $   11,325      $   13,776
         ====================================================================================================

         Assets as of year end                  $ 3,309,810     $  382,388      $   70,265      $3,762,463
         ----------------------------------------------------------------------------------------------------

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

                                               Individual         Life
                                                 Annuity        Insurance       Corporate         Total
         ====================================================================================================
         1998:
         Net investment income                 $    5,375        $       408     $   5,531       $      11,314
         Other operating revenue                   21,391              8,386             -              29,777
         ----------------------------------------------------------------------------------------------------
            Total operating revenue (1)            26,766              8,794         5,531              41,091
         ----------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                        4,660                221             -               4,881
         Amortization of deferred policy
            acquisition costs                       3,974                374             -               4,348
         Other benefits and expenses                6,529              4,009             -              10,538
         ----------------------------------------------------------------------------------------------------
            Total expenses                         15,163              4,604             -              19,767

         ----------------------------------------------------------------------------------------------------
         Operating income before federal
             income tax                            11,603              4,190         5,531              21,324
         Realized gains on investments                  -                  -           696                 696
         ----------------------------------------------------------------------------------------------------
         Income before federal
             income tax                        $   11,603        $     4,190     $   6,227       $      22,020
         ====================================================================================================
         Assets as of year end                 $2,664,869        $    92,482     $  82,087       $   2,839,438
         ----------------------------------------------------------------------------------------------------

          (1)  Excludes net realized gains and losses on investments

The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                         PART I - FINANCIAL INFORMATION

ITEM 1         UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)



                        Consolidated Statements of Income
                                   (Unaudited)
                                  (in millions)

                                                                         THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                 SEPTEMBER 30,
                                                                     ---------------------------------------------------------
                                                                         2001          2000            2001          2000
==============================================================================================================================

REVENUES
  Policy charges                                                     $    243.9    $    284.8      $    768.0    $    823.5
  Life insurance premiums                                                  59.4          51.7           189.8         180.7
  Net investment income                                                   435.0         412.6         1,286.8       1,229.6
  Net realized gains (losses) on investments, hedging instruments
     and hedged items                                                      36.7          (2.1)           34.9         (15.9)
  Other                                                                     3.3           3.6            12.4          12.8
------------------------------------------------------------------------------------------------------------------------------
                                                                          778.3         750.6         2,291.9       2,230.7
------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
  Interest credited to policyholder account balances                      314.8         292.4           923.9         876.9
  Other benefits and claims                                                66.8          56.2           209.0         185.2
  Policyholder dividends on participating policies                          9.5           8.3            31.1          31.8
  Amortization of deferred policy acquisition costs                        85.2          91.6           265.2         263.7
  Interest expense on short-term borrowings                                 0.8           -               4.7           -
  Other operating expenses                                                109.8         125.2           327.3         365.7
------------------------------------------------------------------------------------------------------------------------------
                                                                          586.9         573.7         1,761.2       1,723.3
------------------------------------------------------------------------------------------------------------------------------

  Income before federal income tax expense and cumulative effect
   of adoption of accounting principles                                   191.4         176.9           530.7         507.4
Federal income tax expense                                                 52.8          50.9           141.9         157.2
------------------------------------------------------------------------------------------------------------------------------
  Income before cumulative effect of adoption of accounting
   principles                                                             138.6         126.0           388.8         350.2
Cumulative effect of adoption of accounting principles, net of tax          -             -              (7.1)          -
------------------------------------------------------------------------------------------------------------------------------
  Net income                                                         $    138.6    $    126.0      $    381.7    $    350.2
==============================================================================================================================



See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets
                     (in millions, except per share amounts)

                                                                                           (UNAUDITED)
                                                                                          SEPTEMBER 30,       DECEMBER 31,
                                                                                               2001               2000
==============================================================================================================================

ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $16,964.3 in 2001; $15,245.8 in 2000)             $      17,573.4     $      15,443.0
      Equity securities (cost $106.3 in 2001; $103.5 in 2000)                                      96.5               109.0
   Mortgage loans on real estate, net                                                           6,809.7             6,168.3
   Real estate, net                                                                               191.3               310.7
   Policy loans                                                                                   586.8               562.6
   Other long-term investments                                                                    117.9               101.8
   Short-term investments                                                                         771.2               442.6
------------------------------------------------------------------------------------------------------------------------------
                                                                                               26,146.8            23,138.0
------------------------------------------------------------------------------------------------------------------------------

Cash                                                                                               24.9                18.4
Accrued investment income                                                                         308.0               251.4
Deferred policy acquisition costs                                                               3,035.1             2,865.6
Other assets                                                                                      753.1               396.7
Assets held in separate accounts                                                               54,526.6            65,897.2
------------------------------------------------------------------------------------------------------------------------------
                                                                                        $      84,794.5     $      92,567.3
==============================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                       $      24,764.0     $      22,183.6
Short-term borrowings                                                                              25.0               118.7
Other liabilities                                                                               1,743.5             1,164.9
Liabilities related to separate accounts                                                       54,526.6            65,897.2
------------------------------------------------------------------------------------------------------------------------------
                                                                                               81,059.1            89,364.4
------------------------------------------------------------------------------------------------------------------------------

Shareholder's equity:
  Capital shares, $1 par value.  Authorized 5.0 million shares, issued and
    outstanding 3.8 million shares                                                                  3.8                 3.8
  Additional paid-in capital                                                                      646.1               646.1
  Retained earnings                                                                             2,783.0             2,436.3
  Accumulated other comprehensive income                                                          302.5               116.7
------------------------------------------------------------------------------------------------------------------------------
                                                                                                3,735.4             3,202.9
------------------------------------------------------------------------------------------------------------------------------
                                                                                        $      84,794.5     $      92,567.3
==============================================================================================================================



See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity
                                   (Unaudited)
                  Nine Months Ended September 30, 2001 and 2000
                                  (in millions)

                                                                                                 ACCUMULATED
                                                                 ADDITIONAL                         OTHER             TOTAL
                                                     COMMON       PAID-IN        RETAINED       COMPREHENSIVE     SHAREHOLDER'S
                                                      STOCK       CAPITAL        EARNINGS       INCOME (LOSS)         EQUITY
==================================================================================================================================

Balance as of January 1, 2000                      $     3.8    $    766.1    $    2,011.0    $       (15.9)    $      2,765.0

Comprehensive income:
  Net income                                             -             -             350.2              -                350.2
  Net unrealized gains on securities available-for-
     sale arising during the period, net of tax          -             -               -               45.5               45.5
                                                                                                                 -----------------
Total comprehensive income                                                                                               395.7
Dividends to shareholder                                 -             -             (90.0)             -                (90.0)
----------------------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2000                   $     3.8    $    766.1    $    2,271.2    $        29.6     $      3,070.7
==================================================================================================================================

BALANCE AS OF JANUARY 1, 2001                      $     3.8    $    646.1    $    2,436.3    $       116.7     $      3,202.9

Comprehensive income:
  Net income                                             -             -             381.7              -                381.7
  Net unrealized gains on securities available-for-
     sale arising during the period, net of tax          -             -               -              176.1              176.1
  Cumulative effect of adoption of accounting
     principles, net of tax                              -             -               -                5.9                5.9
  Accumulated net gains on cash flow hedges,
     net of tax                                          -             -               -                3.8                3.8
                                                                                                                 -----------------
Total comprehensive income                                                                                               567.5
Dividends to shareholder                                 -             -             (35.0)             -                (35.0)
----------------------------------------------------------------------------------------------------------------------------------
BALANCE AS OF SEPTEMBER 30, 2001                   $     3.8    $    646.1    $    2,783.0    $       302.5     $      3,735.4
==================================================================================================================================


See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)


                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                  Nine Months Ended September 30, 2001 and 2000
                                  (in millions)

                                                                                                2001              2000
============================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                 $      381.7      $     350.2
Adjustments to reconcile net income to net cash provided by operating activities:
  Interest credited to policyholder account balances                                              923.9            876.9
  Capitalization of deferred policy acquisition costs                                            (556.9)          (586.8)
  Amortization of deferred policy acquisition costs                                               265.2            263.7
  Amortization and depreciation                                                                   (23.4)            (7.4)
  Realized (gains) losses on investments, hedging instruments and hedged items                    (34.9)            15.9
  Cumulative effect of adoption of accounting principles                                           10.9              -
  Increase in accrued investment income                                                           (56.6)            (9.2)
  Increase in other assets                                                                       (186.8)           (53.3)
  Increase in policy liabilities                                                                   21.1              0.5
  Increase in other liabilities                                                                   248.6            269.7
  Other, net                                                                                        2.4             27.4
----------------------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                                     995.2          1,147.6
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturity of securities available-for-sale                                         3,076.6          2,479.2
Proceeds from sale of securities available-for-sale                                               247.7            432.3
Proceeds from repayments of mortgage loans on real estate                                         639.8            609.4
Proceeds from sale of real estate                                                                 168.5              2.2
Proceeds from repayments of policy loans and sale of other invested assets                         57.3             17.2
Cost of securities available-for-sale acquired                                                 (4,958.7)        (2,345.8)
Cost of mortgage loans on real estate acquired                                                 (1,246.8)          (950.1)
Cost of real estate acquired                                                                       (0.3)            (6.1)
Short-term investments, net                                                                      (328.6)          (197.3)
Other, net                                                                                       (150.9)          (116.8)
----------------------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                                                      (2,495.4)           (75.8)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of short-term borrowings                                               (93.7)             -
Cash dividends paid                                                                               (35.0)          (140.0)
Increase in investment and universal life insurance product account balances                    4,517.3          3,609.4
Decrease in investment and universal life insurance product account balances                   (2,881.9)        (4,544.0)
----------------------------------------------------------------------------------------------------------------------------
    Net cash provided by (used in) financing activities                                         1,506.7         (1,074.6)
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                                                                     6.5             (2.8)

Cash, beginning of period                                                                          18.4              4.8
----------------------------------------------------------------------------------------------------------------------------
Cash, end of period                                                                        $       24.9      $       2.0
============================================================================================================================

See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
      (a wholly owned subsidiary of Nationwide Financial Services, Inc.)


              Notes to Unaudited Consolidated Financial Statements
                      Nine Months Ended September 30, 2001


(1)      Basis of Presentation
         ---------------------

         The accompanying unaudited consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (NLIC or collectively, the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities, for interim financial information and with the instructions to Form 10-Q and
         Article 10 of Regulation S-X. Accordingly, they do not include all information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. The financial information included herein reflects all adjustments (all of which are normal and recurring in nature) which are, in the opinion of management, necessary for a fair presentation of financial position and results of operations. Operating results for all periods presented are not necessarily indicative of the results that may be expected for the full year. All significant intercompany balances and transactions have been eliminated. The accompanying unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes for the year ended December 31, 2000 included in the Company's annual report on Form 10-K.

(2)      New Accounting Principles
         -------------------------

         In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, was adopted by the Company effective January 1, 2001.

         SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

         As of January 1, 2001, the Company had $755.4 million notional amount of freestanding derivatives with a market value of ($7.0) million. All other derivatives qualified for hedge accounting under SFAS 133. The adoption of SFAS 133 resulted in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) was recorded in accumulated other comprehensive income at January 1, 2001. The adoption of SFAS 133 resulted in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million. Further, the adoption of SFAS 133 resulted in the Company reporting total derivative instrument assets and liabilities of $44.8 million and $107.1 million, respectively, as of January 1, 2001.

         The Company expects that the adoption of SFAS 133 will increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign currency exchange rates during any period.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued

         In November 1999, the Emerging Issues Task Force (EITF) issued EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20). The Company adopted EITF 99-20 on April 1, 2001. EITF 99-20 establishes the method of recognizing interest income and impairment on asset-backed investment securities. EITF 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased beneficial interests in securitized financial assets. Pursuant to EITF 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, net of tax, upon adoption of EITF 99-20 on April 1, 2001 decreased net income by $2.3 million with a corresponding increase to accumulated other comprehensive income.

         In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141) and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142).

         SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and the use of the pooling-of-interests method has been eliminated.

         SFAS 142 applies to all acquired intangible assets whether acquired singularly, as part of a group, or in a business combination. SFAS 142 supersedes APB Opinion No. 17, Intangible Assets, and will carry forward provisions in Opinion 17 related to internally developed intangible assets. SFAS 142 changes the accounting for goodwill and intangible assets with indefinite lives from an amortization method to an impairment-only approach. The amortization of goodwill from past business combinations will cease upon adoption of this statement, which will be January 1, 2002 for the Company. Companies will also be required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment within six months of adoption. Any transitional impairment losses will be recognized in the first interim period in the year of adoption and will be recognized as the effect of a change in accounting principle.

         The Company does not expect any material impact of adopting SFAS 141 and SFAS 142 on the results of operations and financial position.

         In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 144 is effective for fiscal years beginning after December 15, 2001 (January 1, 2002 for the Company) and will carry forward many of the provisions of SFAS 121 and Opinion 30. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. Management does not expect the adoption of SFAS 144 to have a material impact on the results of operations or financial position of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


(3)      Derivatives
         -----------

         QUALITATIVE DISCLOSURE

         Interest Rate Risk Management

         The Company is exposed to changes in the fair value of fixed rate investments (commercial mortgage loans and corporate bonds) due to changes in interest rates. To manage this risk, the Company enters into various types of derivative instruments to minimize fluctuations in fair values resulting from changes in interest rates. The Company principally uses interest rate swaps and short Eurodollar futures to manage this risk.

         Under interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments, thereby creating floating rate investments.

         Short Eurodollar futures change the fixed rate cash flow exposure to variable rate cash flows. With short Eurodollar futures, if interest rates rise (fall), the gains (losses) on the futures adjust the fixed rate income on the investments, thereby creating floating rate investments.

         As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of the commitment due to changes in interest rates during the commitment period. To manage this risk, the Company enters into short Treasury futures.

         With short Treasury futures, if interest rates rise (fall), the gains (losses) on the futures will offset the change in fair value of the commitment.

         Floating rate investments (commercial mortgage loans and corporate bonds) expose the Company to fluctuations in cash flow and investment income due to changes in interest rates. To manage this risk, the Company enters into receive fixed, pay variable over-the-counter interest rate swaps or long Eurodollar futures strips to convert the variable rate investments to a fixed rate.

         In using interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments, thereby creating fixed rate assets.

         The long Eurodollar futures change the variable rate cash flow exposure to fixed rate cash flows. With long Eurodollar futures, if interest rates rise (fall), the losses (gains) on the futures are used to reduce the variable rate income on the investments, thereby creating fixed rate investments.

         Foreign Currency Risk Management

         In conjunction with the Company's medium-term note programs, from time to time, the Company issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in fair value of the liabilities due to changes in foreign currency exchange rates and interest rates. To manage these risks, the Company enters into cross-currency interest rate swaps to convert these liabilities to a variable US dollar rate.

         For a fixed rate liability, the cross-currency interest rate swap is structured to receive a fixed rate, in the foreign currency, and pay a variable US dollar rate, generally 3-month libor. For a variable rate foreign liability, the cross-currency interest rate swap is structured to receive a variable rate, in the foreign currency, and pay a variable US dollar rate, generally 3-month libor.

         The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and interest rates. To manage this risk, the Company uses cross-currency interest rate swaps to convert these assets to variable US dollar rate instruments.

         Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in the foreign currency, and receive a variable US dollar rate, generally 3-month libor.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


         Non-Hedging Derivatives

         The Company may enter into over-the-counter basis swaps (receive one variable rate, pay another variable rate) to change the rate characteristics of a specific investment to better match the variable rate paid on a liability. While the pay-side terms of the basis swap will line up with the terms of the asset, the Company may not be able to match the receive-side terms of the derivative to a specific liability; therefore, basis swaps may not receive hedge accounting treatment.

         QUANTITATIVE DISCLOSURE

         Fair Value Hedges

         Changes in the fair value of derivative instruments designated as fair value hedges, and the corresponding changes in the fair value of the hedged asset or liability, attributable to the risk being hedged, are included in net realized gains and losses on investments, hedging instruments and hedged items in the consolidated statements of income. Amounts receivable or payable under interest rate swaps are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item.

         During the three and nine months ended September 30, 2001, losses of $4.2 million and $3.2 million, respectively, were recognized in net realized gains and losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instrument's change in value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

         Cash Flow Hedges

         Changes in the fair value of derivative instruments designated as cash flow hedges are reported in accumulated other comprehensive income
         (AOCI). Amounts receivable or payable under interest rate swaps are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. In the event that a derivative instrument was liquidated and the hedged item remained on the books, the gain or loss on the derivative would be reclassified out of AOCI over the life of the underlying asset. The Company is not anticipating any reclassifications out of AOCI over the next 12-month period.

         The ineffective portion of cash flow hedges is included in net realized gains and losses on investments, hedging instruments and hedged items in the consolidated statements of income. For the three months ended September 30, 2001, the ineffective portion of cash flow hedges was less than $0.1 million. There were no gains or losses attributable to the portion of the derivative instruments' change in value excluded from the assessment of hedge effectiveness.

         Other Derivative Instruments, Including Embedded Derivatives

         Net realized gains and losses on investments, hedging instruments and hedged items for the three and nine months ended September 30, 2001 include a gain of $0.4 million and a loss of $1.4 million, respectively, related to other derivative instruments, including embedded derivatives. For the three and nine months ended September 30, 2001 a $50.6 million gain and a $14.2 million loss, respectively, were recorded on the change in value of cross-currency interest rate swaps hedging variable rate medium-term notes denominated in foreign currencies. An offsetting loss of $50.4 million and a gain of $12.6 million were recorded to reflect the change in spot rates during the three and nine months ended September 30, 2001 on these variable rate liabilities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


(4)      Comprehensive Income (Loss)
         ---------------------------

         Comprehensive income (loss) includes net income as well as certain items that are reported directly within a separate component of shareholder's equity that bypass net income. Other comprehensive income
         (loss) is comprised of unrealized gains (losses) on securities available-for-sale and accumulated net gains on cash flow hedges. The related before and after federal income tax amounts are as follows:

                                                                       THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                         SEPTEMBER 30,                  SEPTEMBER 30,
           -------------------------------------------------------------------------------------------------------------------
           (in millions)                                            2001            2000            2001            2000
           ===================================================================================================================

           Unrealized gains (losses) on securities
            available-for-sale arising during the period:
                Transition adjustment - EITF 99-20              $      -        $      -        $      3.5     $      -
                Gross                                                229.3           116.0           381.4            86.6
                Adjustment to deferred policy acquisition costs      (78.1)          (34.9)         (122.2)          (25.8)
                Related federal income tax expense                   (52.9)          (28.4)          (91.9)          (21.3)
           -------------------------------------------------------------------------------------------------------------------
                     Net                                              98.3            52.7           170.8            39.5
           -------------------------------------------------------------------------------------------------------------------

           Reclassification adjustment for net losses (gains)
              on securities available-for-sale realized during
              the period:
                Gross                                                  6.4            (2.9)           11.7             9.2
                Related federal income tax (benefit) expense          (2.2)            1.0            (4.1)           (3.2)
           -------------------------------------------------------------------------------------------------------------------
                     Net                                               4.2            (1.9)            7.6             6.0
           -------------------------------------------------------------------------------------------------------------------

           Other comprehensive income on securities
               available-for-sale                                    102.5            50.8           178.4            45.5
           -------------------------------------------------------------------------------------------------------------------

           Accumulated net gain on cash flow hedges:
                 Transition adjustment - FAS 133                       -               -               5.6             -
                 Gross                                                 5.0             -               5.8             -
                 Related federal income tax expense                   (1.8)            -              (4.0)            -
           -------------------------------------------------------------------------------------------------------------------
                      Other comprehensive income on cash
                         flow hedges                                   3.2             -               7.4             -
           -------------------------------------------------------------------------------------------------------------------

           Total Other Comprehensive Income                    $     105.7      $     50.8      $    185.8  $         45.5
           ===================================================================================================================

(5)      Segment Disclosures
         -------------------

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Individual Annuity, Institutional Products and Life Insurance.

         The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


         The Institutional Products segment is comprised of the Company's group pension and payroll deduction business, both public and private sectors, and medium-term note programs. The public sector includes the 457 business in the form of fixed and variable annuities. The private sector includes the 401(k) business generated through fixed and variable annuities.

         The Life Insurance segment consists of insurance products, including universal life insurance, corporate-owned life insurance (COLI) and bank-owned life insurance (BOLI) products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

         In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, certain revenues and expenses of the Company's broker/dealer subsidiary, unallocated expenses and interest expense on short-term borrowings. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments, hedging instruments and hedged items in the Corporate segment.

         The following table summarizes the financial results of the Company's business segments for the three months ended September 30, 2001 and 2000.

                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================

         2001
         Net investment income                 $     135.7    $      211.8    $       80.7    $        6.8   $      435.0
         Other operating revenue                     134.4            47.3           121.6             3.3          306.6
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               270.1           259.1           202.3            10.1          741.6
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                         111.0           159.2            44.6             -            314.8
         Amortization of deferred policy
            acquisition costs                         53.0            10.4            21.8             -             85.2
         Interest expense on short-term
            borrowings                                 -               -               -               0.8            0.8
         Other benefits and expenses                  52.7            40.5            92.5             0.4          186.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           216.7           210.1           158.9             1.2          586.9
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                     53.4            49.0            43.4             8.9          154.7
         Net realized gains on investments,
            hedging instruments and hedged
            items                                      -               -               -              36.7           36.7
         -------------------------------------------------------------------------------------------------------------------

         Income before federal income tax
            expense and cumulative effect of
            adoption of accounting principles  $      53.4    $       49.0    $       43.4    $       45.6   $      191.4
         ===================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued

                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================

         2000
         Net investment income                $      119.5    $      203.7    $       73.5    $       15.9   $      412.6
         Other operating revenue                     153.6            68.9           114.0             3.6          340.1
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               273.1           272.6           187.5            19.5          752.7
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                          98.8           153.6            40.0             -            292.4
         Amortization of deferred policy
            acquisition costs                         60.9            15.2            15.5             -             91.6
         Other benefits and expenses                  41.6            46.0            92.9             9.2          189.7
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           201.3           214.8           148.4             9.2          573.7
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                     71.8            57.8            39.1            10.3          179.0
         Net realized losses on investments,
            hedging instruments and hedged
            items                                      -               -               -              (2.1)          (2.1)
         -------------------------------------------------------------------------------------------------------------------

         Income (loss) before federal
            income tax expense and
            cumulative effect of adoption of
            accounting principles             $       71.8    $       57.8    $       39.1    $        8.2   $      176.9
         ===================================================================================================================

         --------------

         (1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


         The following table summarizes the financial results of the Company's business segments for the nine months ended September 30, 2001 and 2000.

                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================
         2001
         Net investment income                  $    387.3    $      635.3    $      241.7    $       22.5   $    1,286.8
         Other operating revenue                     422.8           158.6           376.7            12.1          970.2
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               810.1           793.9           618.4            34.6        2,257.0
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                         316.4           476.0           131.5             -            923.9
         Amortization of deferred policy
            acquisition costs                        164.2            36.2            64.8             -            265.2
         Interest expense on short-term
            borrowings                                 -               -               -               4.7            4.7
         Other benefits and expenses                 152.4           123.3           286.2             5.5          567.4
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           633.0           635.5           482.5            10.2        1,761.2
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                    177.1           158.4           135.9            24.4          495.8
         Net realized gains on investments,
            hedging instruments and hedged
            items                                      -               -               -              34.9           34.9
         -------------------------------------------------------------------------------------------------------------------

         Income before federal income tax
            expense and cumulative effect of
            adoption of accounting principles   $    177.1    $      158.4    $      135.9    $       59.3   $      530.7
         ===================================================================================================================

         Assets as of period end                $ 39,944.9    $   33,120.7    $    8,548.1    $    3,180.8   $   84,794.5
         ===================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================
         2000
         Net investment income                $      361.1    $      612.2    $      214.2    $       42.1   $    1,229.6
         Other operating revenue                     476.0           192.7           335.5            12.8        1,017.0
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               837.1           804.9           549.7            54.9        2,246.6
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                         296.8           465.5           114.6             -            876.9
         Amortization of deferred policy
            acquisition costs                        175.1            39.2            49.4             -            263.7
         Other benefits and expenses                 150.6           127.4           276.8            27.9          582.7
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           622.5           632.1           440.8            27.9        1,723.3
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                    214.6           172.8           108.9            27.0          523.3
         Net realized losses on investments,
            hedging instruments and hedged
            items                                      -               -               -             (15.9)         (15.9)
         -------------------------------------------------------------------------------------------------------------------

         Income before federal income tax
            expense and cumulative effect of
            adoption of accounting principles $      214.6    $      172.8    $      108.9    $       11.1   $      507.4
         ===================================================================================================================

         Assets as of period end              $   47,255.8    $   40,005.9    $    7,939.0    $    2,486.5   $   97,687.2
         ===================================================================================================================

         ----------
         (1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

(6)      Contingencies
         --------------

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

ITEM 2        MANAGEMENT'S NARRATIVE ANALYSIS OF THE RESULTS OF OPERATIONS

              INTRODUCTION

              The following analysis of unaudited consolidated results of operations of the Company should be read in conjunction with the unaudited consolidated financial statements and related notes included elsewhere herein.

              Management's discussion and analysis contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of the Company. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include, among others, the following possibilities: (i) the potential impact on the Company's reported net income that could result from the adoption of certain accounting standards issued by the Financial Accounting Standards Board; (ii) tax law changes impacting the tax treatment of life insurance and investment products; (iii) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (iv) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves, and other financial viability requirements; (v) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers;
              (vi) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (vii) changes in interest rates and the capital markets causing a reduction of investment income and/or asset fees, reduction in the value of the Company's investment portfolio or a reduction in the demand for the Company's products;
              (viii) general economic and business conditions which are less favorable than expected; (ix) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; and (x) inaccuracies in assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts.

              RESULTS OF OPERATIONS

              Revenues

              Total operating revenues, which exclude net realized gains and losses on investments, hedging instruments and hedged items for third quarter 2001 increased to $741.6 million compared to $752.7 million for the same period in 2000. For the first nine months of 2001 and 2000, total operating revenues were $2.26 billion and $2.25 billion, respectively.

              Policy charges include asset fees, which are primarily earned from separate account assets generated from sales of individual and group variable annuities and investment life insurance products; cost of insurance charges earned on universal life insurance products; administration fees, which include fees charged per contract on a variety of the Company's products and premium loads on universal life insurance products; and surrender fees, which are charged as a percentage of premiums withdrawn during a specified period of annuity and certain life insurance contracts. Policy charges for the comparable periods of 2001 and 2000 were as follows:

                                                                    THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                      SEPTEMBER 30,               SEPTEMBER 30,
                                                                -------------------------------------------------------
                  (in millions)                                     2001          2000          2001          2000
                  =====================================================================================================

                  Asset fees                                    $    149.7    $    185.6    $    466.6    $    541.5
                  Cost of insurance charges                           51.5          40.4         147.7         112.5
                  Administrative fees                                 26.4          35.7          98.8          99.6
                  Surrender fees                                      16.3          23.1          54.9          69.9
                  -----------------------------------------------------------------------------------------------------
                    Total policy charges                        $    243.9    $    284.8    $    768.0    $    823.5
                  =====================================================================================================

              The decline in asset fees reflects a decrease in total average separate account assets of $12.07 billion (18%) and $5.28 billion (8%) for the three and nine months ended September 30, 2001, respectively, compared to the same periods a year ago. Market depreciation on variable annuity and investment life insurance products, partially offset by net flows into these products, have resulted in the decrease in average separate account balances.

              Cost of insurance charges are assessed on the net amount at risk on universal life insurance policies. The net amount at risk is equal to a policy's death benefit minus the related policyholder account value. The amount charged is based on the insured's age and other underwriting factors. The increase in cost of insurance charges is due primarily to growth in the net amount at risk related to corporate and individual investment life insurance reflecting expanded distribution and increased acceptance by producers and consumers. The net amount at risk related to corporate and individual investment life insurance grew to $32.0 billion as of September 30, 2001 compared to $26.30 billion a year ago.

              The decline in administrative fees in third quarter 2001 compared to a year ago is partially attributable to a decrease in premiums on individual investment life policies and certain corporate-owned life policies where the Company collects a premium load. Also contributing to the decline are case terminations in the Institutional Products segment that generated additional administrative fees in third quarter 2000. Surrender charges decreased as a result of continued improvement in customer retention in the Individual Annuity segment in the first nine months of 2001 compared to the same period a year ago.

              Net investment income includes the investment income earned on investments supporting fixed annuities and certain life insurance products as well as the yield on the Company's general account invested assets which are not allocated to product segments, net of related investment expenses. General account assets supporting insurance products are closely correlated to the underlying reserves on these products. Net investment income grew from $412.6 million in the third quarter of 2000 to $435.0 million in the third quarter of 2001 and from $1.23 billion in the first nine months of 2000 to $1.29 billion in the first nine months of 2001. The increases were primarily due to increased invested assets to support growth in individual fixed annuity, institutional products and life insurance policy reserves, partially offset by lower yields. General account reserves supporting these products increased $2.96 billion to $24.76 billion as of the end of third quarter 2001 compared to $21.80 billion a year ago.

              Realized gains and losses on investments, hedging instruments and hedged items are not considered by the Company to be recurring components of earnings. The Company makes decisions concerning the sale of invested assets based on a variety of market, business, tax and other factors. In addition, included in this caption are changes in the fair value of items qualifying as fair value hedges, the related hedged items and the ineffective portion of cash flow hedges, all of which are not considered recurring components of earnings.

              Other income includes management fees, commissions and other income earned by subsidiaries of the Company that provide investment management, marketing, distribution and administration services.

              Benefits and Expenses

              Interest credited to policyholder account balances totaled $314.8 million in third quarter 2001 compared to $292.4 million in third quarter 2000, while year-to-date 2001 interest credited totaled $923.9 million compared to $876.9 million a year ago and principally relates to fixed annuities, both individual and institutional, and investment life insurance products. The growth in interest credited reflects the increase in policy reserves for these products, partially offset by lower crediting rates in the Institutional segment.

              The decline in amortization of deferred policy acquisition costs
              (DAC), which totaled $85.2 million and $91.6 million in the third quarter of 2001 and 2000, respectively, is consistent with lower earnings in the Individual Annuity segment. On a year-to-date basis, DAC amortization totaled $265.2 million in 2001 compared to $263.7 million in 2000.

              Operating expenses decreased 12% to $109.8 million in third quarter 2001 compared to $125.2 million in third quarter 2000. For the first nine months of 2001, operating expenses were $327.3 million, down 11% from $365.7 million for the first nine months of 2000. The decrease reflects the Company's commitment to aggressive expense management in response to volatile equity markets.

              Federal income tax expense was $52.8 million in third quarter 2001 compared to $50.9 million in third quarter 2000, representing effective tax rates of 27.6% and 28.8% for third quarter 2001 and 2000 respectively. For the first nine months of 2001 and 2000 federal income tax expense was $141.9 million and $157.2 million, representing effective tax rates of 26.7% and 31.0%, respectively. An increase in tax exempt income and investment tax credits resulted in the decrease in effective rates.

              Other Data

              In managing business, the Company analyzes operating performance using a non-GAAP measure called net operating income. The Company calculates net operating income by adjusting net income to exclude net realized gains and losses on investments, hedging instruments and hedged items and cumulative effect of change in accounting principles. Net operating income or similar measures are commonly used in the insurance industry as a measure of ongoing earnings performance.

              The excluded items are important in understanding the Company's overall results of operations. Net operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and you should note that the Company's definition of net operating income may differ from that used by other companies. However, the Company believes that the presentation of net operating income as it is measured for management purposes enhances the understanding of the Company's results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's business. The Company excludes net realized gains and losses on investments, hedging instruments and hedged items from net operating income because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains and losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the Company's business.

              The following table reconciles the Company's reported net income to net operating income for the periods indicated.

                                                                              THREE MONTHS ENDED        NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,            SEPTEMBER 30,
                                                                            -------------------------------------------------
                  (in millions)                                                2001         2000        2001        2000
                  ===========================================================================================================

                  Net income                                                 $   138.6    $   126.0   $   381.7   $   350.2
                  Net realized (gains) losses on investments,
                     hedging instruments and hedged items, net of tax            (23.9)         1.3       (22.7)       10.3
                  Cumulative effect of adoption of accounting principles,
                     net of tax                                                    -            -           7.1         -
                  -----------------------------------------------------------------------------------------------------------
                    Net operating income                                    $    114.7    $   127.3   $   366.1   $   360.5
                  ===========================================================================================================

              Recently Issued Accounting Pronouncements

              See note 2 to the unaudited consolidated financial statements for a discussion of recently issued accounting pronouncements.

              Sales Information

              In managing business, the Company regularly monitors and reports a non-GAAP measure titled sales. Sales or similar measures are commonly used in the insurance industry as a measure of business generated in the period.

              Sales should not be viewed as a substitute for revenues determined in accordance with GAAP, and the Company's definition of sales might differ from that used by other companies. Sales generate assets, which ultimately drive revenues from policy charges. Sales are comprised of statutory premiums or deposits on annuities, pension plans and life insurance products sold to a wide variety of customer bases. Statutory premiums and deposits are calculated in accordance with accounting practices prescribed or permitted by regulatory authorities and then adjusted to arrive at sales. Sales also include deposits on administration only group pension plans.

              Sales are stated net of internal replacements, which in the Company's opinion provides a more meaningful disclosure of sales. In addition, sales exclude: funding agreements issued to secure notes issued to foreign and domestic investors through an unrelated third party trust under the Company's two medium-term note programs; BOLI; large case pension plan acquisitions; and deposits into Nationwide employee and agent benefit plans. Although these products contribute to asset and earnings growth, they do not produce steady production flow that lends itself to meaningful comparisons and are therefore excluded from sales.

              The Company believes that the presentation of sales as measured for management purposes enhances the understanding of the Company's business and helps depict trends that may not be apparent in the results of operations due to differences between the timing of sales and revenue recognition.

              The Company's flagship products are marketed under The BEST of AMERICA(R) brand, and include individual and group variable annuities and variable life insurance. The BEST of AMERICA products allow customers to choose from investment options managed by premier mutual fund managers. The Company has also developed private label variable and fixed annuity products in conjunction with other financial services providers which allow those providers to sell products to their own customer bases under their own brand name.

              The Company also markets group deferred compensation retirement plans to employees of state and local governments for use under Internal Revenue Code (IRC) Section 457. The Company utilizes its sponsorship by the National Association of Counties and The United States Conference of Mayors when marketing IRC Section 457 products.

              Sales by product and segment for the comparable periods of 2001 and 2000 are summarized as follows:

                                                                THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                   SEPTEMBER 30,               SEPTEMBER 30,
                                                            --------------------------------------------------------
              (in millions)                                     2001          2000          2001          2000
              ======================================================================================================

              The BEST of AMERICA products                  $     895.1   $   1,398.3   $   2,948.3   $   4,282.1
              Private label annuities                             359.7         235.6       1,116.7         784.3
              Other                                                 -             5.8           2.8          81.0
              ------------------------------------------------------------------------------------------------------
                Total individual variable annuity sales         1,254.8       1,639.7       4,067.8       5,147.4
              ------------------------------------------------------------------------------------------------------

              Deferred fixed annuities                            543.7         133.5       1,296.9         325.0
              Immediate fixed annuities                            29.4          26.2         102.5          95.8
              ------------------------------------------------------------------------------------------------------
                Total individual fixed annuity sales              573.1         159.7       1,399.4         420.8
              ------------------------------------------------------------------------------------------------------
                  Total individual annuity sales            $   1,827.9   $   1,799.4   $   5,467.2   $   5,568.2
              ======================================================================================================

              The BEST of AMERICA products                  $     716.4   $     897.3   $   2,425.0   $   3,046.4
              Other                                                16.6          11.1          43.9          37.4
              ------------------------------------------------------------------------------------------------------
                Total private sector pension plan sales           733.0         908.4       2,468.9       3,083.8
              ------------------------------------------------------------------------------------------------------

                Total public sector pension plan sales -
                   IRC Section 457 annuities                      366.8         427.5       1,156.9       1,732.8
              ------------------------------------------------------------------------------------------------------
                  Total institutional products sales        $   1,099.8   $   1,335.9   $   3,625.8   $   4,816.6
              ======================================================================================================

              The BEST of AMERICA variable life series      $     120.4   $     155.8   $     409.9   $     419.2
              Corporate-owned life insurance                       78.0         152.9         593.7         476.2
              Traditional/Universal life insurance                 56.7          59.2         178.9         179.8
              ------------------------------------------------------------------------------------------------------
              Total life insurance sales                    $     255.1   $     367.9   $   1,182.5   $   1,075.2
              ======================================================================================================

              The Company sells its products through a broad distribution network. Unaffiliated entities that sell the Company's products to their own customer base include independent broker/dealers, brokerage firms, financial institutions, pension plan administrators and life insurance specialists. Representatives of the Company who market products directly to a customer base identified by the Company consists of Nationwide Retirement Solutions. The Company also distributes savings products through the agency distribution force of its ultimate parent company, Nationwide Mutual Insurance Company.

              Sales by distribution channel are summarized as follows.

                                                                    THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                      SEPTEMBER 30,               SEPTEMBER 30,
                                                                -------------------------------------------------------
                  (in millions)                                     2001          2000          2001          2000
                  =====================================================================================================

                  Independent broker/dealers                    $      937.2  $   1,456.2   $  3,198.7    $  4,593.4
                  Brokerage firms                                      568.5        294.5      1,598.2         902.7
                  Financial institutions                               818.8        736.6      2,361.8       2,148.1
                  Pension plan administrators                          224.7        228.7        767.8         819.6
                  Life insurance specialists                            78.1        154.9        593.8         482.5
                  Nationwide agents                                    171.2        184.6        533.7         619.5
                  Nationwide Retirement Solutions                      384.3        447.7      1,221.5       1,894.2
                  -----------------------------------------------------------------------------------------------------

              The decrease in sales in the independent broker/dealer channel reflects lower demand for variable annuities due to volatile equity markets and a shift in private sector pension plan sales from group annuities issued by the Company to trust products issued by an affiliate, Nationwide Trust Company.

              Sales through brokerage firms increased 93% in third quarter 2001 compared to third quarter 2000 and are up 77% for the first nine months, principally due to the addition of Waddell & Reed as a distributor.

              Sales through financial institutions grew 11% in third quarter 2001 compared to a year ago, and grew 10% for the first nine months of 2001 compared to the first nine months of 2000, driven mainly by the appointment of new distributors in the bank channel who sell fixed annuity products.

              The increase in sales through life insurance specialists during the first nine months of 2001 compared to the same period a year ago reflects increased sales of COLI products that occurred in the first half of 2001. Third quarter 2001 sales through this channel were impacted by the volatile economic climate as fewer businesses are creating new employee benefit programs.

              Nationwide Retirement Solutions sales reached $384.3 million during third quarter 2001, a 14% decrease from a year ago. In this channel, sales declined from a year ago reflecting the impact of previously lost cases on recurring deposits. The decline in sales is also attributable to a shift in both Private and Public sector sales from group annuity contracts issued by the Company to administration only and Trust Company products provided by affiliates. Lower sales through this channel for the first nine months of 2001 compared to the same period a year ago reflects the impact of previously lost cases on recurring deposits.



              BUSINESS SEGMENTS

              The Company reports three product segments: Individual Annuity, Institutional Products and Life Insurance. In addition, the Company reports certain other revenues and expenses in a Corporate segment.

              The following table summarizes operating income before federal income tax expense for the Company's business segments for the periods indicated.

                                                                             THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                                SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
                 (in millions)                                               2001          2000          2001          2000
              =================================================================================================================

                 Individual Annuity                                        $  53.4       $  71.8       $ 177.1       $ 214.6
                 Institutional Products                                       49.0          57.8         158.4         172.8
                 Life Insurance                                               43.4          39.1         135.9         108.9
                 Corporate                                                     8.9          10.3          24.4          27.0
              -----------------------------------------------------------------------------------------------------------------
                   Operating income before federal income tax expense      $ 154.7       $ 179.0       $ 495.8       $ 523.3
              =================================================================================================================

              Individual Annuity

              The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

              The following table summarizes certain selected financial data for the Company's Individual Annuity segment for the periods indicated.

                                                                            THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Revenues:
                Policy charges                                          $      120.2  $      147.0  $      374.9  $     437.8
                Net investment income                                          135.7         119.5         387.3        361.1
                Premiums on immediate annuities                                 14.2           6.6          47.9         38.2
              -----------------------------------------------------------------------------------------------------------------
                                                                               270.1         273.1         810.1        837.1
              -----------------------------------------------------------------------------------------------------------------

              Benefits and expenses:
                Interest credited to policyholder account balances             111.0          98.8         316.4        296.8
                Other benefits                                                  16.4           7.5          52.0         39.4
                Amortization of deferred policy acquisition costs               53.0          60.9         164.2        175.1
                Other operating expenses                                        36.3          34.1         100.4        111.2
              -----------------------------------------------------------------------------------------------------------------
                                                                               216.7         201.3         633.0        622.5
              -----------------------------------------------------------------------------------------------------------------
              Operating income before federal income tax expense        $       53.4  $       71.8  $      177.1  $     214.6
              =================================================================================================================

              OTHER DATA
              Sales:
                Individual variable annuities                           $    1,254.8  $    1,639.7  $    4,067.8  $    5,147.4
                Individual fixed annuities                                     573.1         159.7       1,399.4         420.8
              -----------------------------------------------------------------------------------------------------------------
                 Total individual annuity sales                         $    1,827.9  $    1,799.4  $    5,467.2  $    5,568.2
              =================================================================================================================

              Average account balances:
                General account                                         $    7,808.8  $    6,893.1  $     7,336.1  $   6,965.6
                Separate account                                            32,754.8      39,008.8       34,006.6     38,146.1
              -----------------------------------------------------------------------------------------------------------------
                 Total average account balances                         $   40,563.6  $   45,901.9  $    41,342.7  $  45,111.7
              =================================================================================================================

              Account balances as of period end:
                Individual variable annuities                           $   32,758.2  $   41,645.8
                Individual fixed annuities                                   5,164.1       3,792.0
              -----------------------------------------------------------------------------------------------------------------
                 Total account balances                                 $   37,922.3  $   45,437.8
              =================================================================================================================

              Return on average equity                                          12.0%         21.5%          14.3%         20.9%
              Pre-tax operating income to average account balances              0.53%         0.63%          0.57%         0.63%
              ------------------------------------------------------------------------------------ -----------------------------

              Pre-tax operating earnings totaled $53.4 million in third quarter 2001, down 26% compared to a year ago earnings of $71.8 million. For the first nine months of 2001 pre-tax operating earnings were $177.1 million compared to $214.6 million for the first nine months of 2000.

              Asset fees decreased to $103.1 million in the third quarter of 2001, down 17% from $124.1 million in the same period a year ago. For the first nine months of 2001, asset fees totaled $318.7 million down 12% from the first nine months of 2000 total of $361.9 million. Asset fees are calculated daily and charged as a percentage of separate account assets. The decrease in asset fees is due to market depreciation on investments underlying reserves. For the three and nine months ended September 30, 2001, average separate account assets decreased 16% to $32.75 billion and 11% to $34.01 billion respectively, compared to the same periods a year ago.

              Surrender fees decreased by $5.6 million to $12.8 million in the third quarter of 2001 compared to a year ago. For the first nine months of 2001, surrender fees totaled $42.3 million compared to $61.3 million in the same period a year ago. These decreases were due to improved persistency in individual variable and fixed annuities.

              Operating expenses were $36.3 million in third quarter 2001, an increase of 6% over third quarter 2000. During the first nine months of 2001, operating expenses totaled $100.4 million, a decrease of 10% over the first nine months of 2000 total of $111.2 million reflecting management's focus on expense management in response to volatile equity markets.

              The following table depicts the interest spread on average general account reserves in the Individual Annuity segment for the periods indicated.

                                                                  THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,               SEPTEMBER 30,
                                                               -------------------------------------------------------
                                                                   2001          2000          2001          2000
              ========================================================================================================

              Net investment income                                  7.50%         7.89%         7.65%         7.84%
              Interest credited                                      5.69          5.73          5.75          5.68
              --------------------------------------------------------------------------------------------------------
                   Interest spread                                   1.81%         2.16%         1.90%         2.16%
              ========================================================================================================

              Interest spreads narrowed in the third quarter of 2001 and on a year-to-date basis compared to the prior year. A combination of the current competitive environment, a sharp decline in interest rates and a by-product of the Company's investment strategy all contributed to the reduction in spreads. As a strategic move to maintain market share, the Company did not lower crediting rates in the third quarter as quickly as earned rates declined. In addition, throughout 2001, the Company had a significant increase in cash flows in the general account due to strong fixed annuity sales. During the time between when a commitment is made to purchase a commercial mortgage loan or private placement bond and closing, typically 30 to 60 days, the cash is invested short-term. This strategy, while sound over the long-term, can provide short-term pressure on spreads, especially in a declining interest rate environment.

              Led by variable product deposits of $1.42 billion offset by withdrawals and surrenders of $1.09 billion, Individual Annuity segment deposits in third quarter 2001 of $1.99 billion offset by withdrawals and surrenders totaling $1.17 billion generated net flows of $825.7 million compared to the $641.1 million achieved a year ago. Despite the competitive nature of the individual annuity market, the Company has demonstrated the ability to generate positive net flows by expanding its broad distribution network and innovative product development resources.

              The decrease in pre-tax operating income to average assets in third quarter and the first nine months of 2001 compared to the same periods in 2000 is primarily a result of the Company's expense structure not being as elastic as the revenue stream.

              Individual Annuity sales, which exclude internal replacements, during third quarter 2001 were $1.83 billion, up slightly from $1.80 billion in the year ago quarter, while year-to-date 2001 sales of individual annuities were $5.47 billion compared to $5.57 billion in 2000. The addition of new selling arrangements and volatile equity markets drove the growth in sales of deferred fixed annuities which totaled $543.7 million in the third quarter 2001 compared to $133.5 million in third quarter 2000, offsetting the decline in variable annuity sales. Sales of deferred fixed annuities for the first nine months of 2001 were $1.30 billion compared to $325.0 million for the first nine months of 2000.

              Institutional Products

              The Institutional Products segment is comprised of the Company's group pension and payroll deduction business, both public and private sectors, and medium-term note programs. The public sector includes the 457 business in the form of fixed and variable annuities. The private sector includes the 401(k) business generated through fixed and variable annuities. The sales figures do not include business generated through the Company's two medium-term note programs, large case pension plan acquisitions and Nationwide employee and agent benefit plans, however the income statement data does reflect this business.

              The following table summarizes certain selected financial data for the Company's Institutional Products segment for the periods indicated.

                                                                              THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                                SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Revenues:
                Asset fees                                              $       42.4  $       57.2  $      135.4  $     167.8
                Net investment income                                          211.8         203.7         635.3        612.2
                Other                                                            4.9          11.7          23.2         24.9
              -----------------------------------------------------------------------------------------------------------------
                                                                               259.1         272.6         793.9        804.9
              -----------------------------------------------------------------------------------------------------------------

              Benefits and expenses:
                Interest credited to policyholder account balances             159.2         153.6         476.0        465.5
                Other benefits and expenses                                     50.9          61.2         159.5        166.6
              -----------------------------------------------------------------------------------------------------------------
                                                                               210.1         214.8         635.5        632.1
              -----------------------------------------------------------------------------------------------------------------
                  Operating income before federal income tax expense    $       49.0  $       57.8  $      158.4  $     172.8
              =================================================================================================================

              OTHER DATA
              Sales:
                Private sector pension plans                            $      733.0  $      908.4  $    2,468.9  $   3,083.8
                Public sector pension plans                                    366.8         427.5       1,156.9      1,732.8
              -----------------------------------------------------------------------------------------------------------------
                  Total institutional products sales                    $    1,099.8  $    1,335.9  $    3,625.8  $   4,816.6
              =================================================================================================================

              Average account balances:
                General account                                         $   11,769.0  $   10,344.4  $   11,427.7  $  10,461.6
                Separate account                                            22,714.2      28,628.2      23,692.3     28,220.0
              -----------------------------------------------------------------------------------------------------------------
                  Total average account balances                        $   34,483.2  $   38,972.6  $   35,120.0  $  38,681.6
              =================================================================================================================

              Account balances as of period end:
                Private sector pension plans                            $   15,334.0  $   19,482.3
                Public sector pension plans                                 14,600.5      18,950.4
                Medium-term notes                                            2,880.5       1,287.2
              -----------------------------------------------------------------------------------------------------------------
                  Total account balances                                $   32,815.0  $   39,719.9
              =================================================================================================================

              Return on average equity                                          20.6%         26.9%         22.8%         26.0%
              Pre-tax operating income to average account balances              0.57%         0.59%         0.60%         0.60%
              -----------------------------------------------------------------------------------------------------------------

              Asset fees declined 26% to $42.4 million in the quarter ended September 30, 2001 compared to a year ago, while year-to-date 2001 asset fees were $135.4 million compared to $167.8 million in 2000. The decline was driven by a 21% decrease in average separate account assets in the quarter compared to the quarter ended a year ago and a 16% drop in year-to-date average separate account assets for the first nine months of 2001 compared to the same period a year ago.

              Net investment income increased to $211.8 million (4%) in the third quarter of 2001 compared to a year ago. Year-to-date net investment income also increased 4% from the same period a year ago. Driving these increases were 14% and 9% increases in the average general account balance in the third quarter and first nine months of 2001, respectively, compared to the same periods a year ago, offset by lower yields.

              Institutional Products segment results reflect an increase in interest spread income attributable to growth in average general account assets. Interest spread is the differential between net investment income and interest credited to policyholder account balances. Interest spreads vary depending on crediting rates offered by competitors, performance of the investment portfolio, including the rate of prepayments, changes in market interest rates and other factors.

              The following table depicts the interest spread on average general account reserves in the Institutional Products segment for the periods indicated.

                                                                   THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,               SEPTEMBER 30,
                                                               -------------------------------------------------------
                                                                   2001          2000          2001          2000
                 =====================================================================================================

                 Net investment income                               7.20%         7.88%         7.41%         7.80%
                 Interest credited                                   5.41          5.94          5.55          5.93
                 -----------------------------------------------------------------------------------------------------
                    Interest spread                                  1.79%         1.94%         1.86%         1.87%
                 =====================================================================================================

              Interest spread on average general account reserves decreased from the prior year for the quarter and year-to-date. For Institutional pension products, the Company sets interest crediting rates prior to the start of the quarter. In addition, the time between when a deposit is received and an investment commitment is made, and the actual close on a commercial mortgage loan or private placement bond can be 30 to 60 days. These practices will put pressure on spreads in a declining interest rate environment. In addition, the Company experienced a significant amount of transfers into the general account placing further pressure on spreads.

              Other benefits and expenses in third quarter 2001 decreased 17% compared to a year ago. For the first nine months of 2001 other benefits and expenses totaled $159.5 million, down 4% from the first nine months of 2000. The decreases are the result of expense reductions in the group public sector pension business in response to a lower revenue base.

              Institutional Product sales during third quarter 2001 reached $1.10 billion compared to sales of $1.34 billion in third quarter 2000. For the first nine months of 2001, sales reached $3.63 billion compared to sales of $4.82 billion for the same period a year ago. The Private Sector continues to be impacted by the volatile equity markets, which reduced the average plan size of take-over cases and a slowing economy, which has resulted in reduced demand for new cases. In the Public Sector, sales declined from a year ago reflecting the impact of previously lost cases on recurring deposits.

              Institutional Products segment deposits in third quarter 2001 of $1.13 billion offset by participant withdrawals and surrenders totaling $918.7 million generated net flows from participant activity of $214.7 million, a 18% increase over third quarter 2000. Year-to-date 2001 net flows decreased 8% to $426.5 million compared to year-to-date 2000 net flows of $464.3 million.

              Life Insurance

              The Life Insurance segment consists of insurance products, including universal life insurance, COLI and BOLI products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

              The following table summarizes certain selected financial data for the Company's Life Insurance segment for the periods indicated.

                                                                            THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Revenues:
                Total policy charges                                    $     76.3    $     68.9    $    234.5    $    193.0
                Net investment income                                         80.7          73.5         241.7         214.2
                Other                                                         45.3          45.1         142.2         142.5
              -----------------------------------------------------------------------------------------------------------------
                                                                             202.3         187.5         618.4         549.7
              -----------------------------------------------------------------------------------------------------------------

              Benefits                                                       104.6          97.0         319.6         292.2
              Operating expenses                                              54.3          51.4         162.9         148.6

              -----------------------------------------------------------------------------------------------------------------
                                                                             158.9         148.4         482.5         440.8
              -----------------------------------------------------------------------------------------------------------------
                Operating income before federal income tax expense      $     43.4    $     39.1    $    135.9    $    108.9
              =================================================================================================================

              OTHER DATA
              Sales:
                The BEST of AMERICA variable life series                $    120.4    $    155.8    $    409.9    $    419.2
                Corporate-owned life insurance                                78.0         152.9         593.7         476.2
                Traditional/Universal life insurance                          56.7          59.2         178.9         179.8
              -----------------------------------------------------------------------------------------------------------------
                  Total life insurance sales                            $    255.1    $    367.9    $  1,182.5    $  1,075.2
              =================================================================================================================

              Policy reserves as of period end:
                Corporate investment life insurance                     $  2,981.6    $  2,378.8
                Individual investment life insurance                       1,944.7       2,152.1
                Traditional life insurance                                 1,853.2       1,807.0
                Universal life insurance                                     779.4         770.7
              -----------------------------------------------------------------------------------------------------------------
                  Total policy reserves                                 $  7,558.9    $  7,108.6
              =================================================================================================================

              Return on average equity                                        10.8%         12.6%         12.0%         12.1%
              -----------------------------------------------------------------------------------------------------------------

              Life Insurance segment results reflect increased revenues driven by growth in investment life insurance in force. Life Insurance segment earnings increased 11% to $43.4 million for the third quarter 2001, up from $39.1 million a year ago. On a year-to-date basis segment earnings increased 25% to $135.9 million in 2001 from $108.9 million in 2000. The increase in Life Insurance segment earnings is attributable to strong sales and increased investment life earnings due to reserve growth in both individual and corporate investment life insurance products.

              Driven primarily by increased policy charges, revenues from investment life products increased to $97.6 million in third quarter 2001 compared to $83.9 million in third quarter 2000, while year-to-date revenues increased to $296.9 million for 2001 compared to $232.9 million for 2000. The revenue growth reflects significantly increased policy reserve levels driven by corporate investment life reserves, which include both BOLI and COLI products, which reached $2.98 billion as of September 30, 2001, up from $2.38 billion in the same period a year ago.

              Pre-tax operating earnings from investment life products totaled $25.1 million in third quarter 2001 a 20% increase from $20.9 million in third quarter 2000, while the first nine months of 2001 reached $77.4 compared to $61.1 million a year ago, a 27% increase. The strong revenue growth discussed previously was offset by higher life insurance benefits due to the growth in the number of policies in-force in the third quarter and first nine months of 2001.

              Traditional/Universal life pre-tax operating earnings increased slightly to $18.3 million in third quarter 2001 compared to $18.2 million in the same period a year ago. For the first nine months of 2001, pre-tax operating earnings increased 22% to $58.5 million compared to $47.8 million for the first nine months of 2000, reflecting higher investment earnings and lower operating expenses.

              Total life insurance sales, excluding BOLI and Nationwide employee and agent benefit plan sales, decreased 31% to $255.1 million in third quarter 2001 compared to $367.9 million during the same period in 2000. For the first nine months of 2001, total life insurance sales, excluding BOLI and Nationwide employee and agent benefit plan sales, increased $107.3 million over 2000 and totaled $1.18 billion. In the quarter, individual market sales were adversely impacted by uncertainty surrounding estate planning. While the number of applications and policies issued are in line with prior year, the average size is down. COLI sales are down given the depressed economic environment where corporations are not forming new executive benefit plans and existing plans are being funded at lower levels.

              Corporate

              The following table summarizes certain selected financial data for the Company's Corporate segment for the periods indicated.

                                                                            THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Operating revenues(1)                                     $     10.1    $     19.5    $     34.6    $     54.9
              Operating expenses                                               1.2           9.2          10.2          27.9
              -----------------------------------------------------------------------------------------------------------------
                Operating income before federal income tax expense(1)   $      8.9    $     10.3    $     24.4    $     27.0
              =================================================================================================================

              ----------

              (1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

              The Corporate segment consists of net investment income on invested assets not allocated to the three product segments, unallocated expenses and interest expense on short-term borrowings. The decline in revenues reflects a decrease in net investment income on real estate investments and fewer investments retained in the corporate segment as more capital and the related investments earnings are allocated to the product segments to support growth.

              In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments, hedging instruments and hedged items in the Corporate segment. The Company realized net investment gains of $37.4 million and net losses on hedges and hedged items of $0.7 million during the third quarter of 2001 compared to realized net investment losses of $2.1 million during the third quarter of 2000. For the first nine months of 2001, the Company realized net investment gains of $33.0 million and net gains on hedges and hedged items of $1.9 million compared to realized net investment losses of $15.9 million during the first nine months of 2000. During the third quarter and first nine months of 2001, a net investment gain of $44.4 million was realized upon the reduction of an interest in a real estate partnership investment. In addition, the Company realized an after tax loss of $4.8 million related to the adoption of FAS 133 in first quarter 2001 and an after tax loss of $2.3 related to the adoption of EITF 99-20 in second quarter 2001.

ITEM 3        QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              Omitted due to reduced disclosure format.

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This Post Effective Amendment No. 20 comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of ____ pages.

Representations and Undertakings.

Independent Auditors' Consent

Signatures.

The following exhibits required by Forms N-8B-2 and S-6:


1.  Power of Attorney dated April 4, 2001.              Attached hereto

2.  Resolution of the Depositor's Board of Directors    Filed previously with this Registration Statement and incorporated by
    authorizing the establishment of the Registrant,    reference (333-59517).
    adopted May 22, 1998.

3.  Distribution Contracts                              Filed previously with Post-Effective Amendment No. 8 to this Registration
                                                        Statement and hereby incorporated by reference (1933 Act File No.
                                                        333-59517).

4.  Form of Security                                    Filed previously with Pre-Effective Amendment No. 1 and incorporated by reference (1933 Act File No. 333-59517).

5.  Articles of Incorporation of Depositor              Filed previously with this Registration Statement and incorporated by reference (1933 Act File No. 333-59517).

6.  Application form of Security                        Filed previously with this Registration Statement and incorporated by reference (1933 Act File No. 333-59517).


7.  Opinion of Counsel                                  Filed previously with this Registration Statement and incorporated by reference (1933 Act File No. 333-59517)


8.  Code of Ethics Applicable to the Separate Account   Filed previously in connection with Securities and Exchange Commission File
                                                        No. 333-69160 and is hereby incorporated by reference.


REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b)(13)(iii)(F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contract holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide VL Separate Account - D:




We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.





                                                        KPMG LLP

Columbus, Ohio
April 26, 2001

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant, Nationwide VL Separate Account-D, certifies that it meets the requirements of the Securities Act Rule 485(b) and has caused this Post-Effective Amendment No. 20 to be signed on its behalf in the City of Columbus, and the State of Ohio, on this 14th day of February, 2002.

                                        NATIONWIDE VL SEPARATE ACCOUNT-D
                               -------------------------------------------------
                                                  (Registrant)
(Seal)                            NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                               -------------------------------------------------
                                                  (Depositor)
ATTEST:
By:    /s/ GLENN W. SODEN                     By: /s/STEVEN SAVINI
-------------------------------   ----------------------------------------------
            Glenn W. Soden                       Steven Savini
          Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of February, 2002.


               SIGNATURE                TITLE

LEWIS J. ALPHIN                        Director
-----------------------------
Lewis J. Alphin

A. I. BELL                             Director
-----------------------------
A. I. Bell

YVONNE M. CURL                         Director
-----------------------------
Yvonne M. Curl

KENNETH D. DAVIS                       Director
-----------------------------
Kenneth D. Davis

KEITH W. ECKEL                         Director
-----------------------------
Keith W. Eckel

WILLARD J. ENGEL                       Director
-----------------------------
Willard J. Engel

FRED C. FINNEY                         Director
-----------------------------
Fred C. Finney

JOSEPH J. GASPER               President and Chief Operating
-----------------------------      Officer and Director
Joseph J. Gasper

W.G. JURGENSEN                     Chief Executive Officer
-----------------------------           And Director
W.G. Jurgensen

DAVID O. MILLER                   Chairman of the Board and
-----------------------------              Director
David O. Miller

RALPH M. PAIGE                         Director
-----------------------------
Ralph M. Paige

JAMES F. PATTERSON                     Director
-----------------------------
James F. Patterson

ARDEN L. SHISLER                       Director                                By /s/ STEVEN SAVINI
-----------------------------                                     ------------------------------------------
Arden L. Shisler                                                                   Steven Savini
                                                                                 Attorney-in-Fact
ROBERT L. STEWART                      Director
-----------------------------
Robert L. Stewart